              As filed with the Securities and Exchange Commission

                             on September 25, 1998


                                         Registration Nos. 33-21660 and 811-5551
                                         ---------------------------------------

                                   ----------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT                           ____
   OF 1933                                                               /    /
                                                                          ----
                                                                          ____
           Pre-Effective Amendment No.                                   /    /
                                                                          ----

                                                                          ____
           Post-Effective Amendment No. 28                               / X  /
                                                                          ----


                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT                               ____
   COMPANY ACT OF 1940                                                   /    /
                                                                          ----

                                                                          ____
           Amendment No. 29                                              / X  /
                                                                          ----


                              AMSOUTH MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                     3435 Stelzer Road, Columbus, Ohio 43219
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (800) 451-8379
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

      Name and address
      of agent for service:                  Copy to:
      ---------------------                  --------

      Mr. J. David Huber                     Alan G. Priest, Esq.
      AmSouth Mutual Funds                   Ropes & Gray
      3435 Stelzer Road                      1301 K Street, N.W., Suite 800 East
      Columbus, Ohio  43219                  Washington, D.C. 20005


   It is proposed that this filing will become effective (check appropriate box)
 ____
/    /  immediately upon filing pursuant to paragraph (b)
 ----
 ____
/    /  on  ___________, 1998 pursuant to paragraph (b)
 ----

 ____
/  X /  60 days after filing pursuant to paragraph (a)(i)
 ----
 ____
/    /  on (date) pursuant to paragraph (a)(i)
 ----
 ____
/    /  75 days after filing pursuant to paragraph (a)(ii)
 ----

 ____
/    /  on (date) pursuant to paragraph (a)(ii) of Rule 485
 ----
 ____
/    /  This post-effective amendment designates a new effective date for a
 ----   previously filed post-effective amendment

CROSS REFERENCE SHEET
---------------------

Part A


Form N-1A Item No.                                             Prospectus Caption
------------------                                             ------------------

                                          AMSOUTH MUTUAL FUNDS


                                             PREMIER SHARES
1.  Cover Page...............................                  Cover Page

2.  Synopsis ................................                  Fee Table

3.  Condensed Financial
      Information ...........................                  Financial Highlights; General Information
                                                               - Performance Information

4.  General Description
      of Registrant .........................                  The Trust; Investment Objective and
                                                               Policies; Investment Restrictions; General
                                                               Information - Description of the Trust and
                                                               Its Shares

5.  Management of the Fund                                     Management of AmSouth Mutual Funds;
                                                               General Information - Custodian and
                                                               Transfer Agent
6.  Capital Stock and
      Other Securities ......................                  The Trust; How to Purchase and Redeem
                                                               Shares; Dividends and Taxes; General
                                                               Information - Description of the Trust and
                                                               Its Shares; General Information -
                                                               Miscellaneous
7.  Purchase of Securities
      Being Offered .........................                  Valuation of Shares; How to Purchase and
                                                               Redeem Shares

8.  Redemption or Repurchase                                   How to Purchase and Redeem Shares

9.  Legal Proceedings .......................                  Inapplicable

                              AMSOUTH MUTUAL FUNDS

                                 PREMIER SHARES

3435 Stelzer Road                                For current yield, purchase
Columbus, Ohio 43219                             and redemption information call
                                                 (800) 451-8382

         The AmSouth Prime Obligations Fund (the "Prime Obligations Fund"), the AmSouth U.S. Treasury Fund (the "U.S. Treasury Fund"), and the AmSouth Tax Exempt Fund (the "Tax Exempt Fund") (collectively, the "Money Market Funds"), the AmSouth Bond Fund (the "Bond Fund"), the AmSouth Limited Maturity Fund (the "Limited Maturity Fund"), the AmSouth Government Income Fund (the "Government Income Fund"), the AmSouth Florida Tax-Free Fund (the "Florida Fund"), and the AmSouth Municipal Bond Fund (the "Municipal Bond Fund") (collectively, "the Income Funds" and the Florida Fund and Municipal Bond Fund sometimes collectively referred to herein as the "Tax-Free Funds"), and the AmSouth Equity Fund (the "Equity Fund"), the AmSouth Regional Equity Fund (the "Regional Equity Fund"), the AmSouth Balanced Fund (the "Balanced Fund"), the AmSouth Capital Growth Fund ( the "Capital Growth Fund"), the AmSouth Small Cap Fund (the "Small Cap Fund"), the AmSouth Equity Income Fund (the "Equity Income Fund"), the AmSouth Select Equity Fund (the "Select Equity Fund"), the AmSouth Enhanced Market Fund (the "Enhanced Market Fund") (collectively, the "Capital Appreciation Funds") are eighteen series of units of beneficial interest ("Shares") each representing interests in one of eighteen separate investment funds (the "Funds") of AmSouth Mutual Funds (the "Trust"), an open-end management investment company. All Funds, except the Institutional Money Market Funds, offer Premier Shares. All securities or instruments in which the Money Market Funds and the Institutional Money Market Funds invest have remaining maturities of 397 days or less. Each Money Market Fund and Institutional Money Market Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, but there can be no assurance that net asset value will not vary. Each Income Fund and Capital Appreciation has its own investment objective and the net asset value per share of each Income Fund and Capital Appreciation Fund will fluctuate as the value of such Fund's investment portfolio changes in response to changing market interest rates and other factors. The Shares of the Income Funds and the Capital Appreciation Funds outstanding on August 31, 1997, have been redesignated as Classic Shares.

         AMSOUTH PRIME OBLIGATIONS FUND seeks current income with liquidity and stability of principal. The Prime Obligations Fund invests in high quality U.S. dollar-denominated money market instruments and other high-quality U.S. dollar-denominated instruments.

         AMSOUTH U.S. TREASURY FUND seeks current income with liquidity and stability of principal. The U.S. Treasury Fund invests exclusively in short-term obligations issued by the U.S. Treasury, some of which may be subject to repurchase agreements collateralized by U.S. Treasury obligations.

         AMSOUTH TAX EXEMPT FUND seeks to produce as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital and relative stability of principal. The Tax Exempt Fund seeks to achieve this objective by investing in short-term high-quality obligations. While the Tax Exempt Fund may invest in short-term taxable obligations, under normal market conditions at least 80% of the Tax Exempt Fund's total assets will be invested in obligations exempt from federal income tax.

         AMSOUTH BOND FUND seeks current income consistent with the preservation of capital. The Fund seeks to achieve this objective by investing in long-term bonds and other fixed-income securities. These investments may include debt securities issued by U.S. corporations and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities as well as zero-coupon obligations. The Bond Fund invests in fixed-income securities with a maturity in excess of one year, although such securities can have maturities of thirty years or longer.

         AMSOUTH LIMITED MATURITY FUND seeks current income consistent with the preservation of capital. The Fund seeks to achieve this objective by investing in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of five years or less or which have an unconditional redemption feature that will permit the Limited Maturity Fund to require the issuer of the security to redeem the security within five years from the date of purchase or for which the Limited Maturity Fund has acquired an unconditional "put" to sell the security within five years from the date of purchase. These investments may include debt securities issued by U.S. corporations and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities as well as zero-coupon obligations.

         AMSOUTH GOVERNMENT INCOME FUND seeks current income consistent with the preservation of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 65% of the value of its total assets in obligations issued or guaranteed by the U.S. government its agencies or instrumentalities.

         AMSOUTH FLORIDA TAX-FREE FUND seeks to produce as high a level of current interest income exempt from federal income taxes and Florida intangible taxes as is consistent with the preservation of capital. The Florida Fund seeks to achieve this objective by investing in high-grade obligations. While the Florida Fund may invest in taxable obligations, under normal market conditions at least 80% of the Florida Fund's net assets will be invested in obligations exempt from both federal personal income tax and, as at year-end, the Florida intangible personal property tax. The Fund is non-diversified and therefore may invest more than 5% of its total assets in the obligations of one issuer.

         AMSOUTH MUNICIPAL BOND FUND seeks to produce as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital. The Municipal Bond Fund seeks to achieve this objective by investing in high-grade obligations. While the Municipal Bond Fund may invest in taxable obligations, under normal market conditions at least 80% of the Municipal Bond Fund's net assets will be invested in obligations exempt from federal income tax. The Municipal Bond Fund is a diversified fund.

         AMSOUTH EQUITY FUND seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The production of income is an incidental objective. The Advisor will seek opportunities for the Equity Fund in securities that are believed to represent investment value.

         AMSOUTH REGIONAL EQUITY FUND seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, of companies headquartered in the Southern Region of the United States. The Southern Region of the United States includes Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Virginia. The production of income is an incidental objective. The Advisor will seek opportunities for the Regional Equity Fund in securities that are believed to represent investment value.

         AMSOUTH BALANCED FUND seeks to obtain long-term capital growth and produce a reasonable amount of current income through a moderately aggressive investment strategy. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds. The Advisor will seek opportunities for the Balanced Fund in securities that are believed to represent investment value.

         AMSOUTH CAPITAL GROWTH FUND seeks long-term capital appreciation and growth of income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund seeks to achieve growth of income over the long term.

         AMSOUTH SMALL CAP FUND seeks capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock. Any current income generated from these securities is incidental to the investment objective of the Fund. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with market capitalizations that are equivalent to the capitalization of the companies in the Russell 2000(R) Growth Index at the time of purchase. As of the date of this Prospectus, such smaller companies will have a market capitalization between $50 million and $2 billion at the time of purchase.

         AMSOUTH EQUITY INCOME FUND seeks above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing equity securities including common stock, preferred stock, and securities convertible into common stocks such as convertible bonds and convertible preferred stock. The portion of the Fund's total assets invested in common stock, preferred stock, and convertible securities will vary according to the Fund's assessment of market and economic conditions and outlook.

         AMSOUTH SELECT EQUITY FUND (the "Select Equity Fund") seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund is non-diversified concentrating on companies which possess a dominant market share and typically have a history of stable earnings growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock with market capitalizations that are greater than $2 billion at the time of purchase.

         AMSOUTH ENHANCED MARKET FUND (the "Enhanced Market Fund") seeks long-term growth of capital by investing primarily in a diversified portfolio of common stock and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. Under normal market conditions the Fund will invest at least 80% of its total assets in equity securities listed in the Standard & Poor's 500 Index ("S&P 500"). The Fund invests primarily in S&P 500 securities that are determined, through the use of a quantitative investment approach emphasizing technical factors, to be undervalued compared to others in the market sector.

         AmSouth Bank, Birmingham, Alabama ("AmSouth"), acts as the investment advisor to each Fund of the Trust (the "Advisor"). Rockhaven Asset Management, LLC ("Rockhaven" or "Sub-Advisor") acts as the investment sub-advisor to the Equity Income Fund. Peachtree Asset Management ("Peachtree" or "Sub-Advisor") acts as the investment sub-advisor to the Capital Growth Fund. Sawgrass Asset Management, LLC ("Sawgrass" or "Sub-Advisor") acts as the investment sub-advisor to the Small Cap Fund. OakBrook Investments, LLC ("OakBrook" or "Sub-Advisor") acts as the investment sub-advisor to the Select Equity Fund and the Enhanced Market Fund. BISYS Fund Services Limited Partnership ("BISYS Fund Services"), Columbus, Ohio, acts as the Trust's distributor ("Distributor").

         Each Fund, except for the U.S. Treasury Fund, the Tax Exempt Fund, the Institutional Prime Obligations Fund, and the Institutional U.S. Treasury Fund, has authorized three classes of Shares: Premier Shares, Classic Shares, and Class B Shares. The U.S. Treasury Fund and the Tax Exempt Fund have authorized two classes of Shares: Premier Shares and Classic Shares. The following investors qualify to purchase Premier Shares: (i) investors for whom AmSouth acts in a fiduciary, advisory, custodial, agency or similar capacity through an account with its Trust Department; (ii) investors who purchase Shares of a Fund through a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares; (iii) orders placed on behalf of other investment companies distributed by the Distributor and its affiliated companies; and (iv) investors who purchase through financial institutions approved by the Distributor. All other investors are eligible to purchase Classic Shares or Class B Shares only.

         This Prospectus relates only to the Premier Shares of the Funds. Interested persons who wish to obtain a copy of the prospectuses of Classic Shares and Class B Shares of the Money Market Funds, the Income Funds and the Capital Appreciation Funds may contact the Trust's distributor at the telephone number shown above. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

         This Prospectus sets forth concisely the information about the Premier Shares of the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

               THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS
               OF, OR ENDORSED OR GUARANTEED BY AMSOUTH OR ANY OF
          ITS AFFILIATES. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED
                  BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
                THE FEDERAL RESERVE BOARD OR BY ANY OTHER AGENCY.
         AN INVESTMENT IN THE TRUST'S SHARES INVOLVES INVESTMENT RISKS,
                    INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                             ----------------------

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
            THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR
             ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                  ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ----------------------

                 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER
                             INSURED NOR GUARANTEED
                BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE
                THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET
                         ASSET VALUE OF $1.00 PER SHARE

                             ----------------------

                The date of this Prospectus is December 1, 1998.

                      FEE TABLE FOR THE MONEY MARKET FUNDS



                                           Prime Obligations   U.S. Treasury     Tax
                                                  Fund            Fund        Exempt Fund
                                           -----------------   -------------  -----------

                                                 Premier         Premier       Premier
                                                  Shares          Shares        Shares
                                                  ------          ------        ------
Shareholder Transaction Expenses(1)
--------------------------------

   Maximum Sales Load Imposed
       on Purchases (as a percentage
       of offering price)                            0%             0%             0%

   Maximum Sales Load Imposed
   on Reinvested Dividends
   (as a percentage of offering price)               0%             0%             0%

   Deferred Sales Load (as
   a percentage of original
   purchase price or redemption
   proceeds, as applicable)                          0%             0%             0%

   Redemption Fees (as a percentage
   of amount redeemed, if applicable)(2)             0%             0%             0%

   Exchange Fee                                     $0             $0             $0

Annual Fund Operating Expenses
------------------------------
(as a percentage of net assets)

   Management Fees (after voluntary               0.40%          0.40%          0.20%(3)
   fee reduction for the Tax Exempt
   Fund)

   12b-1 Fees                                     0.00%          0.00%          0.00%

   Other Expenses                                 0.29%          0.30%          0.30%
                                                  =====          =====          =====

   Total Fund Operating Expenses
   (after voluntary fee reduction
   for the Tax Exempt Fund)                       0.69%          0.70%          0.50%(4)
                                                  =====          =====          =====

(1) AmSouth may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in a Money Market Fund. (See "HOW TO PURCHASE AND REDEEM SHARES - Purchases of Shares.")

(2) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES - Redemption by Telephone.")

(3) Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average net assets would be 0.40% for the Tax Exempt Fund. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS - INVESTMENT ADVISOR.")

(4) In the absence of any voluntary reduction in investment advisory fees, Total Fund Operating Expenses for the Premier Shares of the Tax Exempt Fund would be 0.70%.

Example
-------

         You would pay the following expenses on a $1,000 investment in Premier Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period.


                                           1 Year        3 Years        5 Years        10 Years
                                           ------        -------        -------        --------
         Prime Obligations Fund              $7            $22            $38            $86
         U.S. Treasury Fund                  $7            $22            $39            $87
         Tax Exempt Fund                     $5            $16            $28            $63


         Premier Shares are not subject to a 12b-1 fee and are not sold pursuant to a sales charge.

         The purpose of the table above is to assist a potential investor in understanding the various costs and expenses that an investor in Premier Shares of a Money Market Fund will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Money Market Funds.

         THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                         FEE TABLE FOR THE INCOME FUNDS



                                                                   Limited       Government                Municipal
                                                       Bond        Maturity      Income       Florida      Bond
                                                       Fund        Fund          Fund         Fund         Fund
                                                       ----        -------       ----------   -------      ---------

                                                       Premier     Premier       Premier      Premier      Premier
                                                       Shares      Shares        Shares       Shares       Shares
Shareholder Transaction Expenses(1)
--------------------------------

    Maximum Sales Load Imposed on                         0%          0%           0%           0%           0%
    Purchases (as a percentage of
    offering price)

    Maximum Sales Load Imposed on                         0%          0%           0%           0%           0%
    Reinvested Dividends (as a
    percentage of offering price)

    Deferred Sales Load (as a percentage                  0%          0%           0%           0%           0%
    of original purchase price or
    redemption proceeds, as applicable)

    Redemption Fees (as a percentage                      0%          0%           0%           0%           0%
    of amount redeemed, if applicable)(2)

    Exchange Fee                                         $0          $0           $0           $0           $0

Annual Fund Operating Expenses
------------------------------
  (as a percentage of net assets)

     Management Fees                                   0.50%       0.50%        0.30%        0.30%        0.40%
     (after voluntary fee reduction)(3)

     12b-1 Fees                                        0.00%       0.00%        0.00%        0.00%        0.00%

     Other Expenses (after voluntary fee               0.23%       0.23%        0.33%        0.19%        0.24%
     reduction)(4)

     Total Fund Operating Expenses                     0.73%       0.73%        0.63%        0.49%        0.64%
     (after voluntary fee  reduction)(5)


(1) AmSouth may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in the Fund. (See "HOW TO PURCHASE AND REDEEM SHARES - Purchases of Shares.")

(2) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES - Redemption by Telephone.")


(3) Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average net assets would be 0.65% for each Income Fund. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS - Investment Advisor.")



(4) Absent the voluntary reduction of administration fees, Other Expenses as a percentage of average net assets would be 0.31% for the Bond Fund, 0.31% for the Limited Maturity Fund, 0.43% for the Government Income Fund, 0.29% for the Florida Fund and 0.32% for the Municipal Bond Fund. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS - Administrator and Distributor.")

(5) In the absence of any voluntary reduction in investment advisory fees and administration fees, Total Fund Operating Expenses would be 0.96% for the Bond Fund, 0.96% for the Limited Maturity Fund, 1.08% for the Government Income Fund, 0.94% for the Florida Fund, and 0.97% for the Municipal Bond Fund.

Example:
--------

     You would pay the following expenses on a $1,000 investment in Premier Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                1 Year      3 Years      5 Years      10 Years
                                ------      -------      -------      --------
[S]                             [C]         [C]          [C]          [C]
Bond Fund                       $7          $23          $41          $91
Limited Maturity Fund           $7          $23          $41          $91
Government Income Fund          $6          $20          $35          $79
Florida Fund                    $5          $16          $27          $62
Municipal Bond Fund             $7          $20          N/A          N/A


         Premier Shares are not subject to a 12b-1 fee and are not sold pursuant to a sales charge.

The purpose of the table above is to assist an investor in the Premier Shares of the Income Funds in understanding the various costs and expenses that an investor will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Income Funds.

THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                  FEE TABLE FOR THE CAPITAL APPRECIATION FUNDS




                                                            Regional              Capital               Equity    Select   Enhanced
                                                  Equity    Equity     Balanced   Growth    Small       Income    Equity   Market
                                                  Fund      Fund       Fund       Fund      Cap Fund    Fund      Fund     Fund
                                                  ----      ----       ----       ----      --------    ----      ----     ----
                                                  Premier   Premier    Premier    Premier   Premier     Premier   Premier  Premier
                                                  Shares    Shares     Shares     Shares    Shares      Shares    Shares   Shares
Shareholder Transaction Expenses(1)
--------------------------------

      Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)          0%        0%         0%         0%        0%        0%          0%       0%

      Maximum Sales Load Imposed on
      Reinvested Dividends (as a percentage
      of offering price)                           0%        0%         0%         0%        0%        0%          0%       0%

      Deferred Sales Load (as a percentage
      of original purchase price or redemption
      proceeds, as applicable)                     0%        0%         0%         0%        0%        0%          0%       0%

      Redemption Fees (as a percentage
      of amount redeemed, if applicable)(2)        0%        0%         0%         0%        0%        0%          0%       0%

      Exchange Fee                                $0        $0         $0         $0        $0        $0          $0       $0

Annual Fund Operating Expenses
------------------------------
  (as a percentage of net assets)

      Management Fees                           0.80%     0.80%      0.80%      0.80%     1.20%     0.80%       0.80%    0.45%

      12b-1 Fees                                0.00%     0.00%      0.00%      0.00%     0.00%     0.00%       0.00%    0.00%

      Other Expenses (after voluntary fee       0.29%     0.32%      0.30%      0.19%     0.30%     0.39%       0.25%    0.25%
      reduction)(3)

      Total Fund Operating Expenses             1.09%     1.12%      1.10%      0.99%(4)  1.50%(4)  1.19%       1.05%    0.70%
      (after voluntary fee reductions)


(1) AmSouth may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in the Funds. (See "HOW TO PURCHASE AND REDEEM SHARES - Purchases of Shares.")

(2) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES - Redemption by Telephone.")

(3) Absent the voluntary reduction of administration fees, Other Expenses would be 0.39% for the Capital Growth Fund and .50% for the Small Cap Fund. The administration fee of 0.20% is being waived for the Select Equity Fund and the Enhanced Market Fund until the respective Fund reaches $10 million in assets. Other Expenses for the Small Cap Fund, the Select Equity Fund, and the Enhanced Market Fund are based on estimates for the current fiscal year.

(4) In the absence of any voluntary reduction of administration fees, Total Fund Operating Expenses would be 1.19% for the Capital Growth Fund and 1.70% for the Small Cap Fund.

Example:
--------

         You would pay the following expenses on a $1,000 investment in Premier Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                              1 Year       3 Years      5 Years      10 Years
                              ------       -------      -------      --------

Equity Fund                   $11          $35          $60          $133
Regional Equity Fund          $11          $36          $62          $136
Balanced Fund                 $11          $35          $61          $134
Capital Growth Fund           $10          $32          N/A          N/A
Small Cap Fund                $15          $47          N/A          N/A
Equity Income Fund            $12          $38          N/A          N/A
Select Equity Fund            $11          $34          N/A          N/A
Enhanced Market Fund          $ 7          $22          N/A          N/A


         Premier Shares are not subject to a 12b-1 fee and are not sold pursuant to a sales charge.

         The purpose of the table above is to assist a potential investor in understanding the various costs and expenses that an investor in Premier Shares of a Capital Appreciation Fund will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Capital Appreciation Funds.

         THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


         The tables below set forth certain financial information concerning the investment results for each of the Funds for the period of commencement of operations to July 31, 1998. The information from the commencement of operations to July 31, 1998 is a part of the financial statements audited by PricewaterhouseCoopers LLP, independent accountants for the Trust, whose report on the Trust's financial statements for the year ended July 31, 1998 appears in the Statement of Additional Information. The Select Equity Fund and the Enhanced Market Fund had not commenced operations as of July 31, 1998. Further financial data is incorporated by reference into the Statement of Additional Information.



                                                                       Prime Obligations Fund
                                                 -----------------------------------------------------------------
                                                                         Year Ended July 31,
                                                 -----------------------------------------------------------------
                                                   1998           1997          1996          1995          1994
                                                 --------     -----------   -----------       ----          ----
                                                 Premier      Premier (b)    Premier (b)
NET ASSET VALUE, BEGINNING OF PERIOD              $1.000           $1.000        $1.000       $1.000        $1.000
                                                  ------           ------        ------       ------        ------
INVESTMENT ACTIVITIES
  Net investment income                            0.050            0.049         0.050       0 .050         0.029
                                                  ------           ------        ------       ------        ------
DISTRIBUTIONS
  Net investment income                           (0.050)          (0.049)       (0.050)      (0.050)       (0.029)
                                                  ------           ------        ------       ------        ------

NET ASSET VALUE, END OF PERIOD                    $1.000           $1.000        $1.000       $1.000        $1.000
                                                  ======           ======        ======       ======        ======

Total Return                                        5.09%            5.00%         5.10%        5.14%         2.94%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)             $479.974         $416,966      $478,542     $617,673      $577,331
  Ratio of expenses to average net assets           0.69%            0.68%         0.71%        0.69%         0.70%
  Ratio of net investment income to average
    net assets                                      4.98%            4.89%         5.00%        5.04%         2.92%
  Ratio of expenses to average net assets*          0.70%              (e)           (e)          (e)           (e)
  Ratio of net investment income to average
    net assets*                                     4.98%              (e)           (e)          (e)           (e)


                                                           Prime Obligations Fund
                                                ---------------------------------------------
                                                             Year Ended July 31,
                                                ---------------------------------------------
                                                                                                    August 8,
                                                                                                    1988 to
                                                                                                    July 31
                                                   1993        1992        1991        1990         1989(a)
                                                   ----        ----        ----        ----         -------
NET ASSET VALUE, BEGINNING OF PERIOD              $1.000       $1.000      $1,000      $1,000       $1,000
                                                  ------       ------      ------      ------       ------

INVESTMENT ACTIVITIES
  Net investment income                            0.027        0.042       0.067       0.079        0.084
                                                  ------       ------      ------      ------       ------

DISTRIBUTIONS
  Net investment income                           (0.027)      (0.042)     (0.067)     (0.079)      (0.084)
                                                  ------       ------      ------      ------       ------

NET ASSET VALUE, END OF PERIOD                    $1.000       $1.000      $1,000      $1,000       $1,000
                                                  ======       ======      ======      ======       ======

Total Return                                        2.76%        4.28%       6.87%       8.16%        8.72%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)             $456,428     $457,511    $307,873    $298,498     $293,749
  Ratio of expenses to average net assets           0.71%        0.71%       0.72%       0.70%        0.58%(c)
  Ratio of net investment income to average
    net assets                                      2.73%        4.08%       6.61%       7.88%        8.69%(c)
  Ratio of expenses to average net assets*            (e)          (e)         (e)       0.72%        0.71%(c)
  Ratio of net investment income to average
    net assets*                                       (e)          (e)         (e)       7.86%        8.56%(c)

-------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.

(c)  Annualized.

(d)  Not annualized.

(e)  There were no waivers during the period.

                                                                      U.S. Treasury Fund
                                                ----------------------------------------------------------------

                                                                      Year Ended July 31,
                                                ----------------------------------------------------------------

                                                  1998        1997            1996           1995         1994
                                                --------   -----------      -----------      ----         ----
                                                Premier    Premier (b)      Premier (b)

NET ASSET VALUE, BEGINNING OF PERIOD            $  1.000      $ 1.000      $  1.000        $  1.000     $  1.000
                                                --------      -------      --------        --------     --------

INVESTMENT ACTIVITIES
  Net investment income                            0.047        0.046         0.048           0.048        0.028
                                                --------      -------      --------        --------     --------

DISTRIBUTIONS
  Net investment income                           (0.047)      (0.046)       (0.048)         (0.048)      (0.028)
                                                --------      -------      --------        --------     --------

NET ASSET VALUE, END OF PERIOD                  $  1.000      $ 1.000      $  1.000        $  1.000     $  1.000
                                                ========      =======      ========        ========     ========
Total Return                                        4.77%        4.70%         4.93%           4.90%        2.80%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)             $352,055     $309,361      $368,162        $322,939     $300,603
  Ratio of expenses to average net assets           0.70%        0.69%         0.71%           0.70%        0.71%
  Ratio of net investment income to average
         net assets                                 4.67%        4.60%         4.82%           4.81%        2.77%
  Ratio of expenses to average net assets*          0.70%          (e)           (e)             (e)          (e)
  Ratio of net investment income to average
         net assets*                                4.66%          (e)           (e)             (e)          (e)



                                                                                                        September 8,
                                                                                                          1988 to
                                                                                                          July 31,
                                                 1993              1992          1991         1990         1989(a)
                                                 ----              ----          ----         ----         -------
NET ASSET VALUE, BEGINNING OF PERIOD            $  1.000         $  1.000     $  1.000     $  1.000        $  1.000
                                                --------         --------     ---------    --------        --------

INVESTMENT ACTIVITIES
  Net investment income                            0.027            0.041        0.064        0.077           0.075
                                                --------         --------     ---------    --------        --------

DISTRIBUTIONS
  Net investment income                           (0.027)          (0.041)      (0.064)      (0.077)         (0.075)
                                                --------         --------     ---------    --------        --------

NET ASSET VALUE, END OF PERIOD                  $  1.000         $  1.000     $  1.000     $  1.000        $  1.000
                                                ========         ========     =========    ========        ========

Total Return                                        2.69%            4.15%        6.58%        8.04%        7.75%(d)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)             $404,473         $339,666     $343,967     $239,291        $131,956
  Ratio of expenses to average net assets           0.72%            0.73%        0.72%        0.68%        0.61%(c)
  Ratio of net investment income to average
         net assets                                 2.66%            4.08%        6.28%        7.73%        8.31%(c)
  Ratio of expenses to average net assets*            (e)              (e)          (e)        0.73%        0.74%(c)
  Ratio of net investment income to average
         net assets*                                  (e)              (e)          (e)        7.68%        8.18%(c)


-------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.

(c)  Annualized.

(d)  Not annualized.

(e)  There were no waivers during the period.

                                                                              Tax Exempt Fund
                                              ---------------------------------------------------------------------------
                                                                            Year Ended July 31,
                                              ---------------------------------------------------------------------------

                                                 1998            1997              1996              1995          1994
                                               -------        -----------       -----------          ----          ----
                                               Premier        Premier (b)       Premier (b)
                                               --------       -----------       -----------
NET ASSET VALUE, BEGINNING OF PERIOD            $1.000          $1.000             $1.000          $  1.000      $  1.000
                                                ------          ------             ------          --------      --------

INVESTMENT ACTIVITIES
  Net investment income                          0.031           0.031              0.031             0.032         0.019
                                                ------          ------             ------          --------      --------

DISTRIBUTIONS
  Net investment income                         (0.031)         (0.031)            (0.031)           (0.032)       (0.019)
                                                ------          ------             ------          --------      --------

NET ASSET VALUE, END OF PERIOD                  $1.000          $1.000             $1.000          $  1.000      $  1.000
                                                ======          ======             ======          ========      ========

Total Return                                      3.13%           3.15%              3.15%             3.22%         1.95%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)            $62,084         $55,429            $43,611           $57,640       $60,923
  Ratio of expenses to average net assets         0.50%           0.52%              0.54%             0.54%         0.57%
  Ratio of net investment income
    to average net assets                         3.07%           3.10%              3.11%             3.15%         1.93%
  Ratio of expenses to average net assets*        0.73%           0.72%              0.74%             0.74%         0.77%
  Ratio of net investment income to
    average net assets*                           2.85%           2.90%              2.91%             2.95%         1.73%



                                                                     Tax Exempt Fund
                                             --------------------------------------------------------------
                                                                    Year Ended July 31,
                                             --------------------------------------------------------------
                                                                                                   June 27
                                                                                                   1988 to
                                                                                                   July 31,
                                               1993               1992            1991             1990 (a)
                                               ----               ----            ----             --------

NET ASSET VALUE, BEGINNING OF PERIOD         $  1.000           $  1.000          $1.000           $ 1.000
                                             --------           --------          ------           -------

INVESTMENT ACTIVITIES
  Net investment income                         0.021              0.030           0.046             0.011
                                             --------           --------          ------           -------

DISTRIBUTIONS
  Net investment income                        (0.021)            (0.030)         (0.046)           (0.011)
                                             --------           --------          ------           -------

NET ASSET VALUE, END OF PERIOD               $  1.000           $  1.000          $1.000           $ 1.000
                                             ========           ========          ======           =======

Total Return                                     2.16%              3.12%           4.69%             0.54%(d)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)           $48,151            $38,392         $25,400           $28,246
  Ratio of expenses to average net assets        0.49%              0.65%           0.52%             0.21%(c)
  Ratio of net investment income
    to average net assets                        2.12%              2.98%           4.59%             5.70%(c)
  Ratio of expenses to average net assets*       0.78%              0.77%           0.77%             0.81%(c)
  Ratio of net investment income to
    average net assets*                          1.83%              2.86%           4.34%             5.10%(c)



-------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.

(c)  Annualized.

(d)  Not annualized.

                                                                             Bond Fund
                                               -----------------------------------------------------------------------
                                                                        Year Ended July 31,
                                               -----------------------------------------------------------------------

                                               1998(e)           1997          1996           1995              1994
                                               -------           ----          ----           ----              ----
NET ASSET VALUE, BEGINNING OF PERIOD           $10.72           $10.54        $10.83         $10.59           $  11.29
                                               ------           ------        ------         ------           --------
INVESTMENT ACTIVITIES
  Net investment income                          0.57             0.65          0.65           0.69               0.69
  Net realized and unrealized
    gains (losses) from investments              0.38             0.42         (0.18)          0.28              (0.66)
                                               ------           ------        ------         ------           --------

     Total from Investment Activities            0.95             1.07          0.47           0.97               0.03
                                               ------           ------        ------         ------           --------

DISTRIBUTIONS
  Net investment income                         (0.59)           (0.69)        (0.65)         (0.69)             (0.70)
  Net realized gains                            (0.03)              --         (0.11)         (0.04)             (0.03)
                                               ------           ------        ------         ------           --------

     Total Distributions                        (0.62)           (0.69)        (0.76)         (0.73)             (0.73)
                                               ------           ------        ------         ------           --------

NET ASSET VALUE, END OF PERIOD                 $11.05           $10.92        $10.54         $10.83           $  10.59
                                               ======           ======        ======         ======           ========

Total Return (excludes sales charge)             7.54%(d)        10.48%         4.40%          9.70%              0.23%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)          $327,930         $311,881      $132,737        $94,671            $79,472
  Ratio of expenses to average net assets        0.73%(b)         0.75%         0.75%          0.75%              0.78%
  Ratio of net investment income to average
     net assets                                  5.72%(b)         6.10%         6.12%          6.63%              6.31%
  Ratio of expenses to average net assets*       0.97%(b)         0.98%         0.98%          0.98%              1.01%

  Ratio of net investment income to average
     net assets*                                 5.48%(b)         5.87%         5.89%          6.40%              6.08%
Portfolio turnover                              40.41%           34.62%         9.60%         17.70%             30.90%




                                                                             Bond Fund
                                               -----------------------------------------------------------------------
                                                                        Year Ended July 31,
                                               -----------------------------------------------------------------------
                                                                                                           December 1,
                                                                                                             1988 to
                                                                                                             July 31,
                                                  1993          1992            1991            1990          1989(a)
                                                  ----          ----            ----            ----          -------

NET ASSET VALUE, BEGINNING OF PERIOD            $ 11.29        $ 10.42       $ 10.39         $ 10.61         $ 10.00
                                                -------        -------       -------         -------         -------
INVESTMENT ACTIVITIES
  Net investment income                            0.71           0.74          0.74            0.77            0.50
  Net realized and unrealized
    gains (losses) from investments                0.33           0.91          0.05           (0.21)           0.56
                                                -------        -------       -------         -------         -------

     Total from Investment Activities              1.04           1.65          0.79            0.56            1.06
                                                -------        -------       -------         -------         -------

DISTRIBUTIONS
  Net investment income                           (0.71)         (0.73)        (0.74)          (0.75)          (0.45)
  Net realized gains                              (0.33)         (0.05)        (0.02)          (0.03)           --
                                                -------        -------       -------         -------         -------

     Total Distributions                          (1.04)         (0.78)        (0.76)          (0.78)          (0.45)
                                                -------        -------       -------         -------         -------

NET ASSET VALUE, END OF PERIOD                  $ 11.29        $ 11.29       $ 10.42         $ 10.39         $ 10.61
                                                =======        =======       =======         =======         =======

Total Return (excludes sales charge)               9.80%         16.41%         7.99%           5.54%          10.91%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)             $65,777        $60,156      $26,008          $17,518          $4,954
  Ratio of expenses to average net assets          0.78%          0.82%        0.93%            0.84%           1.10%(b)
  Ratio of net investment income to average
     net assets                                    6.37%          6.94%        7.26%            7.82%           7.47%(b)
  Ratio of expenses to average net assets*         1.01%          1.01%        1.11%            1.21%           2.28%(b)

  Ratio of net investment income to average
     net assets*                                   6.14%          6.75%        7.09%            7.45%           6.29%(b)
Portfolio turnover                                14.98%        240.64%      181.77%           53.52%           0.00%

-------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Annualized.

(c)  Not annualized.

(d) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 9.03%.



(e) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

                                                                     Limited Maturity Fund
                                              --------------------------------------------------------------------
                                                                      Year Ended July 31,
                                              --------------------------------------------------------------------

                                                  1998(e)           1997          1996           1995         1994
                                                  -------           ----          ----           ----         ----
NET ASSET VALUE, BEGINNING OF PERIOD               $10.34          $10.31       $10.41         $10.23      $ 10.81
                                                   ------          ------       ------         ------      -------

INVESTMENT ACTIVITIES
  Net investment income                              0.55            0.58         0.58           0.58         0.54
  Net realized and unrealized gains (losses)
      from investments                               0.10            0.14        (0.10)          0.17        (0.45)
                                                   ------          ------       ------         ------      -------

     Total from Investment Activities                0.65            0.72         0.48           0.75         0.09
                                                     ----            ----         ----           ----      -------

DISTRIBUTIONS
  Net investment income                             (0.56)          (0.61)       (0.57)         (0.57)       (0.54)
  Net realized gains                                  --              --         (0.01)           --           --
  In excess of net realized gains                     --              --           --             --         (0.13)
                                                   ------          ------       ------         ------      -------

     Total Distributions                            (0.56)          (0.61)       (0.58)         (0.57)       (0.67)
                                                   ------          ------       ------         ------      -------

NET ASSET VALUE, END OF PERIOD                     $10.43          $10.42       $10.31         $10.41      $ 10.23
                                                   ======          ======       ======         ======      =======

Total Return (excludes sales charge)                 6.04%(d)        7.25%        4.74%          7.65%        0.77%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)              $106,953        $138,675      $46,005        $59,798      $51,660
  Ratio of expenses to average net assets            0.73%(b)        0.77%        0.76%          0.80%        0.79%
  Ratio of net investment income to average
      net assets                                     5.70%(b)        5.65%        5.48%          5.69%        5.05%
  Ratio of expenses to average net assets*           0.98%(b)        1.02%        0.99%          1.03%        1.02%
  Ratio of net investment income to average
      net assets*                                    5.46%(b)        5.40%        5.25%          5.46%        4.82%
Portfolio turnover                                  39.31%          64.89%       29.56%         38.11%       48.06%



                                                                 Limited Maturity Fund
                                                 ----------------------------------------------------------------
                                                                   Year Ended July 31,
                                                 ----------------------------------------------------------------
                                                                                                      February 1,
                                                                                                          1988 to
                                                                                                         July 31,
                                                    1993         1992         1991            1990        1989(a)
                                                    ----         ----         ----            ----        -------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 10.81      $ 10.44      $ 10.29         $ 10.35        $ 10.00
                                                 -------      -------      -------         -------        -------

INVESTMENT ACTIVITIES
  Net investment income                             0.60         0.70         0.73            0.72           0.35
  Net realized and unrealized gains (losses)
      from investments                              0.09         0.45         0.17           (0.05)          0.32
                                                 -------      -------      -------         -------        -------

     Total from Investment Activities               0.69         1.15         0.90            0.67           0.67
                                                 -------      -------      -------         -------        -------

DISTRIBUTIONS
  Net investment income                            (0.61)       (0.69)       (0.73)          (0.70)         (0.32)
  Net realized gains                               (0.08)       (0.09)       (0.02)          (0.03)            --
  In excess of net realized gains                     --           --           --              --             --
                                                 -------      -------      -------         -------        -------

     Total Distributions                           (0.69)       (0.78)       (0.75)          (0.73)         (0.32)
                                                 -------      -------      -------         -------        -------

NET ASSET VALUE, END OF PERIOD                   $ 10.81      $ 10.81      $ 10.44         $ 10.29        $ 10.35
                                                 =======      =======      =======         =======        =======

Total Return (excludes sales charge)                6.72%       11.48%        9.06%           6.80%          6.87%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)              $53,933      $38,206      $11,112          $5,983         $3,165
  Ratio of expenses to average net assets           0.69%        0.68%        0.85%           1.02%          1.41%(b)
  Ratio of net investment income to average
      net assets                                    5.67%        6.78%        7.19%           7.23%          6.82%(b)
  Ratio of expenses to average net assets*          1.03%        1.03%        1.20%           1.45%          2.72%(b)
  Ratio of net investment income to average
      net assets*                                   5.33%        6.43%        6.84%           6.80%          5.51%(b)
Portfolio turnover                                141.27%       35.64%       85.08%         119.69%         28.28%


-------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Annualized.

(c)  Not annualized.

(d) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 6.37%.

(e) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

                                                                          Government Income Fund
                                                   --------------------------------------------------------------------
                                                                        Year Ended
                                                                         July 31,                       October 1, 1993
                                                   --------------------------------------------------      to July 31,
                                                   1998(e)          1997           1996          1995        1994(a)
                                                   -------          ----           ----          ----        -------

NET ASSET VALUE, BEGINNING OF PERIOD               $9.66           $ 9.40         $ 9.54        $ 9.48       $ 10.00
                                                   -----           ------         ------        ------       -------
INVESTMENT ACTIVITIES
  Net investment income                             0.59             0.58           0.66          0.68          0.54
  Net realized and unrealized gains (losses)
       from investments                             0.17             0.35          (0.20)         0.08         (0.57)
                                                   -----           ------         ------        ------       -------
       Total from Investment Activities             0.76             0.93           0.46          0.76         (0.03)
                                                   -----           ------         ------        ------       -------

DISTRIBUTIONS
  Net investment income                            (0.49)           (0.58)         (0.59)        (0.70)        (0.33)
  In excess of net investment income               (0.06)              --             --            --            --
  Tax return of capital                               --               --          (0.01)           --         (0.16)
                                                   -----           ------         ------        ------       -------
       Total Distributions                         (0.55)           (0.58)         (0.60)        (0.70)        (0.49)
                                                   -----           ------         ------        ------       -------

NET ASSET VALUE, END OF PERIOD                     $9.87           $ 9.75         $ 9.40        $ 9.54       $  9.48
                                                   =====           ======         ======        ======       =======

  Total Return (excludes sales charge)              7.58%(d)        10.21%          4.91%         8.43%        (0.26)%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)               $2,521          $11,622        $15,752       $16,679     $  15,465
  Ratio of expenses to average net assets           0.63%(b)         0.69%          0.65%        0.580%         0.37%(b)
  Ratio of net investment income to average
    net assets                                      5.72%(b)         5.98%          6.81%         7.18%         6.56%(b)
  Ratio of expenses to average net assets*          1.80%(b)         1.29%          1.10%         1.19%         1.22%(b)
  Ratio of net investment income to average
    net assets*                                     4.56%(b)         5.38%          6.36%         6.57%         5.71%(b)
Portfolio turnover                                 34.89%            2.96%         78.31%        27.32%       122.94%

---------------------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Annualized.

(c)  Not annualized.

(d) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 8.04%.

(e) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

                                                             Municipal Bond Fund
                                                             -------------------

                                                                Year Ended             July 1, 1997
                                                              July 31, 1998(a)      to July 31,1997(b)
                                                              ----------------      ------------------
                                                                                       (unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.04               $10.00
                                                                ------               ------
INVESTMENT ACTIVITIES
  Net investment income                                           0.39                 0.04
  Net realized and unrealized gains
    (losses) from  investment                                     0.14                 0.15
                                                                ------               ------
     Total from Investment Activities                             0.53                 0.19
                                                                ------               ------

DISTRIBUTIONS
  Net investment income                                          (0.40)               (0.04)
  Net realized gains                                             (0.03)               (0.00)
                                                                ------               ------

     Total Distributions                                         (0.43)               (0.04)
                                                                ------               ------

NET ASSET VALUE, END OF PERIOD                                  $10.14               $10.15
                                                                ------               ------

Total Return (excludes sales charge)                              4.49%(e)             1.86%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                           $326,464             $337,933
  Ratio of expenses to average net assets                         0.64%(d)             0.71%(d)
  Ratio of net investment income to average net assets            4.23%(d)             4.31%(d)
  Ratio of expenses to average net assets*                        0.97%(d)             1.04%(d)
  Ratio of net investment income to average net assets*           3.89%(d)             3.98%(d)
Portfolio turnover                                               28.75%                1.59%

---------------------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

(b)  Period from commencement of operations.

(c)  Not annualized.

(d)  Annualized.

(e) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 5.27%.

                                                                              Florida Tax-Free Fund
                                                     ----------------------------------------------------------------------

                                                                     Year Ended July 31,                 September 30, 1994
                                                         -----------------------------------------           to July 31,
                                                         1998(e)             1997             1996              1995(a)
                                                         -------             ----             ----              -------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.39             $10.30           $10.32              $10.00
                                                         ------             ------           ------              ------

INVESTMENT ACTIVITIES
  Net investment income                                    0.41               0.45             0.45                0.34
  Net realized and unrealized gains (losses)
    from investments                                       0.14               0.24            (0.01)               0.30
                                                         ------             ------           ------              ------

     Total from Investment Activities                      0.55               0.69             0.44                0.64
                                                         ------             ------           ------              ------

DISTRIBUTIONS
  Net investment income                                   (0.41)             (0.48)           (0.45)              (0.32)
  Net realized gains                                      (0.07)             (0.01)           (0.01)                 --
                                                         ------             ------           ------              ------

     Total Distributions                                  (0.48)             (0.49)           (0.46)              (0.32)
                                                         ------             ------           ------              ------

NET ASSET VALUE, END OF PERIOD                           $10.46             $10.50           $10.30              $10.32
                                                         ======             ======           ======              ======

Total Return (excludes sales charge)                       4.66%(d)           6.89%            4.24%               6.53%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Asset at end of period (000)                      $55,369            $53,688          $48,869             $48,333
  Ratio of expenses to average net assets                  0.49%(b)           0.57%            0.59%               0.70%(b)
  Ratio of net investment income to average
    net assets                                             4.30%(b)           4.36%            4.33%               4.16%(b)
  Ratio of expenses to average net assets*                 1.04%(b)           1.06%            1.04%               1.01%(b)
  Ratio of net investment income to average
    net assets*                                            3.74%(b)           3.87%            3.88%               3.86%(b)
Portfolio turnover                                        29.55%(b)          24.05%           12.21%               2.33%

---------------------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Annualized.

(c)  Not annualized.

(d) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 5.40%.

(e) Effective September 2, 1997, the Funds existing shares, which were previously unclassified were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

                                                                         Equity Fund
                                               --------------------------------------------------------------
                                                                     Year Ended July 31,
                                               --------------------------------------------------------------

                                               1998(e)          1997         1996          1995        1994
                                               -------         ------       ------        ------      -------

NET ASSET VALUE, BEGINNING OF PERIOD           $22.51          $17.62       $16.75        $14.82      $ 14.38
                                               ------          ------       ------        ------      -------
INVESTMENT ACTIVITIES
  Net investment income                          0.28            0.30         0.33          0.33         0.28
  Net realized and unrealized gains from
    investments                                  3.31            6.77         1.48          2.39         0.83
                                               ------          ------       ------        ------      -------

     Total from Investment Activities            3.59            7.07         1.81          2.72         1.11
                                               ------          ------       ------        ------      -------

DISTRIBUTIONS
  Net investment income                         (0.28)          (0.30)       (0.33)        (0.32)       (0.28)
  Net realized gains                            (1.25)          (1.04)       (0.61)        (0.47)       (0.39)
                                               ------          ------       ------        ------      -------

     Total Distributions                        (1.53)          (1.34)       (0.94)        (0.79)       (0.67)
                                               ------          ------       ------        ------      -------

NET ASSET VALUE, END OF PERIOD                 $24.57          $23.35       $17.62        $16.75      $ 14.82
                                               ======          ======       ======        ======      =======

Total Return (excludes sales charge)            12.46%(d)       42.35%       11.09%        19.27%        7.90%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)          $947,575        $974,985     $374,622      $275,757     $205,611
  Ratio of expenses to average net assets        1.09%(b)        1.06%        1.02%         1.03%        0.94%
  Ratio of net investment income to average
    net assets                                   1.26%(b)        1.52%        1.86%         2.17%        1.93%
  Ratio of expenses to average net assets*       1.10%(b)        1.10%        1.11%         1.11%        1.11%
  Ratio of net investment income to average
    net assets*                                  1.26%(b)        1.48%        1.77%         2.09%        1.76%
Portfolio turnover                              16.95%          24.47%       19.11%        19.46%       11.37%



                                                                      Equity Fund
                                                   -----------------------------------------------
                                                                  Year Ended July 31,
                                                   -----------------------------------------------         December 1
                                                                                                            1988 to
                                                                                                            July 31,
                                                     1993         1992          1991          1990          1989(a)
                                                     ----         ----          ----          ----          -------

NET ASSET VALUE, BEGINNING OF PERIOD               $ 13.40       $ 12.57       $11.99        $12.18         $10.00
                                                   -------       -------       ------        ------         ------

INVESTMENT ACTIVITIES
  Net investment income                               0.28          0.32         0.36          0.37           0.22
  Net realized and unrealized gains from
    investments                                       1.48          1.20         0.61         (0.17)          2.16
                                                   -------       -------       ------        ------         ------

     Total from Investment Activities                 1.76          1.52         0.97          0.20           2.38
                                                   -------       -------       ------        ------         ------

DISTRIBUTIONS
  Net investment income                              (0.29)        (0.33)       (0.37)        (0.35)         (0.20)
  Net realized gains                                 (0.49)        (0.36)       (0.02)        (0.04)            --
                                                   -------       -------       ------        ------         ------

     Total Distributions                             (0.78)        (0.69)       (0.39)        (0.39)         (0.20)
                                                   -------       -------       ------        ------         ------

NET ASSET VALUE, END OF PERIOD                     $ 14.38       $ 13.40       $12.57        $11.99         $12.18
                                                   =======       =======       ======        ======         ======

Total Return (excludes sales charge)                 13.81%        12.94%        8.46%         1.66%         24.06%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)               $153,074      $107,934      $32,406       $14,383         $5,476
 Ratio of expenses to average net assets              0.95%         1.01%        1.15%         1.11%          1.16%(b)
  Ratio of net investment income to average
    net assets                                        2.08%         2.50%        3.16%         3.16%          2.91%(b)
  Ratio of expenses to average net assets*            1.13%         1.15%        1.26%         1.41%          2.34%(b)
  Ratio of net investment income to average
    net assets*                                       1.90%         2.36%        3.04%         2.86%          1.73%(b)
Portfolio turnover                                   15.12%       113.12%       15.78%        14.89%          4.03%

-------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Annualized.

(c)  Not annualized.


(d) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 16.52%.









(e) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

                                                                    Regional Equity Fund
                                              -------------------------------------------------------------------
                                                                     Year Ended July 31,
                                              -------------------------------------------------------------------

                                              1998(e)          1997          1996           1995           1994
                                              -------          ----          ----           ----           ----
NET ASSET VALUE, BEGINNING OF PERIOD          $27.95          $20.95        $18.94         $16.68         $ 16.74
                                              ------          ------        ------         ------         -------
INVESTMENT ACTIVITIES
  Net investment income                         0.13            0.24          0.26           0.23            0.23
  Net realized and unrealized gains from
    investments                                 0.17            7.77          2.20           2.26            0.58
                                              ------          ------        ------         ------         -------

     Total from Investment Activities           0.30            8.01          2.46           2.49            0.81
                                              ------          ------        ------         ------         -------


DISTRIBUTIONS
 Net investment income                         (0.10)          (0.24)        (0.26)         (0.23)          (0.23)
 In excess of net investment income            (0.01)             --            --             --              --
 Net realized gains                            (0.94)          (0.49)        (0.19)            --           (0.41)
 In excess of net realized gains                  --              --            --             --           (0.23)
                                              ------          ------        ------         ------         -------

     Total Distributions                       (1.05)          (0.73)        (0.45)         (0.23)          (0.87)
                                              ------          ------        ------         ------         -------

NET ASSET VALUE, END OF PERIOD                $27.20          $28.23        $20.95         $18.94         $ 16.68
                                              ======          ======        ======         ======         =======

Total Return (excludes sales charge)           (0.12%)(d)      39.02%        13.10%         15.10%           4.87%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)          $94,909        $149,838       $93,584        $68,501         $54,744
  Ratio of expenses to average net assets       1.12%(b)        1.06%         1.05%          1.07%           0.79%
  Ratio of net investment income to
    average net assets                          0.45%(b)        0.99%         1.30%          1.35%           1.36%
  Ratio of expenses to average net assets*      1.13%(b)        1.10%         1.13%          1.15%           1.24%
  Ratio of net investment income to
    average net assets*                         0.44%(b)        0.95%         1.22%          1.27%           0.90%
Portfolio turnover                              8.17%          10.30%         8.22%         14.25%           5.83%



                                                               Regional Equity Fund
                                                ------------------------------------------------
                                                                Year Ended July 31,
                                                ------------------------------------------------     December 1,
                                                                                                       1988 to
                                                                                                       July 31,
                                                  1993           1992        1991         1990         1989(a)
                                                  ----           ----        ----         ----         -------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 14.86       $ 13.44      $12.45       $11.64         $10.00
                                                 -------       -------      ------       ------         ------
INVESTMENT ACTIVITIES
  Net investment income                             0.19          0.23        0.26         0.23           0.14
  Net realized and unrealized gains from
    investments                                     2.09          2.34        1.20         0.84           1.64
                                                 -------       -------      ------       ------         ------

     Total from Investment Activities               2.28          2.57        1.46         1.07           1.78
                                                 -------       -------      ------       ------         ------

DISTRIBUTIONS
 Net investment income                             (0.20)        (0.23)      (0.26)       (0.22)         (0.14)
 In excess of net investment income                   --            --          --           --             --
 Net realized gains                                (0.20)        (0.92)      (0.21)       (0.04)            --
 In excess of net realized gains                      --            --          --           --             --
                                                 -------       -------      ------       ------         ------

     Total Distributions                           (0.40)        (1.15)      (0.47)       (0.26)         (0.14)
                                                 -------       -------      ------       ------         ------

NET ASSET VALUE, END OF PERIOD                   $ 16.74       $ 14.86      $13.44       $12.45         $11.64
                                                 =======       =======      ======       ======         ======

Total Return (excludes sales charge)               15.53%        20.66%      12.52%        9.41%         17.79%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)              $41,347       $15,707      $7,853       $3,161         $2,523
  Ratio of expenses to average net assets           0.80%         0.91%       0.79%        1.22%          1.41%(b)
  Ratio of net investment income to
    average net assets                              1.17%         1.61%       2.21%        1.92%          1.98%(b)
  Ratio of expenses to average net assets*          1.28%         1.36%       1.58%        2.32%          2.65%(b)
  Ratio of net investment income to
    average net assets*                             0.69%         1.16%       1.42%        0.82%          0.74%(b)
Portfolio turnover                                 10.22%        24.99%      14.41%       14.00%          1.13%

-------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Annualized.

(c)  Not annualized.









(d) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 0.87%.



(e) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

                                                                            Balanced Fund
                                                    -----------------------------------------------------------
                                                                          Year Ended July 31,
                                                    -----------------------------------------------------------

                                                    1998(e)            1997             1996              1995
                                                    -------            ----             ----              ----
NET ASSET VALUE, BEGINNING OF PERIOD                $14.77            $13.03           $12.76            $11.81
                                                    ------            ------           ------            ------

INVESTMENT ACTIVITIES
  Net investment income                               0.41              0.48             0.47              0.47
  Net realized and unrealized gains from
    investments                                       1.38              2.78             0.58              1.24
                                                    ------            ------           ------            ------

        Total from Investment Activities              1.79              3.26             1.05              1.71
                                                    ------            ------           ------            ------

DISTRIBUTIONS
  Net investment income                              (0.41)            (0.50)           (0.47)            (0.46)
  Net realized gain                                  (0.97)            (0.58)           (0.31)            (0.30)
                                                    ------            ------           ------            ------

        Total Distributions                          (1.38)            (1.08)           (0.78)            (0.76)
                                                    ------            ------           ------            ------

NET ASSET VALUE, END OF PERIOD                      $15.18            $15.21           $13.03            $12.76
                                                    ======            ======           ======            ======

Total Return (excludes sales charge)                  9.73%(d)         26.42%            8.37%            15.27%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)               $329,626          $372,769         $338,425          $295,509
  Ratio of expenses to average net assets             1.10%(b)          1.05%            0.98%             0.94%
  Ratio of net investment income to average
    net assets                                        2.95%(b)          3.49%            3.61%             3.91%
  Ratio of expenses to average net assets*            1.10%(b)          1.10%            1.11%             1.12%
  Ratio of net investment income to average
    net assets*                                       2.94%(b)          3.44%            3.48%             3.73%
Portfolio turnover                                   25.40%            25.00%           20.47%            16.97%



                                                          Balanced Fund
                                                   --------------------------
                                                       Year Ended July 31,
                                                   --------------------------         December 19,
                                                                                         1991 to
                                                                                        July 31,
                                                      1994              1993             1992(a)
                                                      ----              ----             -------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 11.86            $ 11.12            $ 10.00
                                                   -------            -------            -------

INVESTMENT ACTIVITIES
  Net investment income                               0.42               0.44               0.27
  Net realized and unrealized gains from
    investments                                       0.18               0.80               1.09
                                                   -------            -------            -------

        Total from Investment Activities              0.60               1.24               1.36
                                                   -------            -------            -------

DISTRIBUTIONS
  Net investment income                              (0.42)             (0.45)             (0.24)
  Net realized gain                                  (0.23)             (0.05)                --
                                                   -------            -------            -------

        Total Distributions                          (0.65)             (0.50)             (0.24)
                                                   -------            -------            -------

NET ASSET VALUE, END OF PERIOD                      $11.81            $ 11.86            $ 11.12
                                                   =======            =======            =======


Total Return (excludes sales charge)                  5.13%             11.47%             13.71%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)               $236,306           $179,134           $143,813
  Ratio of expenses to average net assets             0.84%              0.84%              0.83%(b)
  Ratio of net investment income to average
    net assets                                        3.56%              3.90%              4.45%(b)
  Ratio of expenses to average net assets*            1.11%              1.12%              1.17%(b)
  Ratio of net investment income to average
    net assets*                                       3.28%              3.62%              4.10%(b)
Portfolio turnover                                   14.43%             11.09%             23.18%

-------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Annualized.

(c)  Not annualized.







(d) Represents total return based on the activity of the Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 12.70%.



(e) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

                                                                     Equity Income Fund
                                                          ----------------------------------------

                                                             Year Ended          March 20, 1997
                                                          July 31, 1998(e)     to July 31, 1997(a)
                                                          ----------------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $11.35                $10.00
                                                               ------                ------

INVESTMENT ACTIVITIES
  Net investment income                                          0.25                  0.07
  Net realized and unrealized gains from investments             0.95                  1.71
                                                                 ----                  ----

        Total from Investment Activities                         1.20                  1.78
                                                               ------                ------

DISTRIBUTIONS
  Net investment income                                         (0.25)                (0.06)
  Net realized gain                                             (0.41)                   --
                                                               ------                ------

        Total Distributions                                     (0.66)                (0.06)
                                                               ------                ------

NET ASSET VALUE, END OF PERIOD                                 $11.89                $11.72
                                                               ======                ======

Total Return (excludes sales charge)                             7.54%(d)             17.81%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                            $8,087               $22,273
  Ratio of expenses to average net assets                        1.19%(b)              1.30%(b)
  Ratio of net investment income to average net assets           2.34%(b)              2.13%(b)
  Ratio of expenses to average net assets*                       1.35%(b)              1.51%(b)
  Ratio of net investment income to average net assets*          2.17%(b)              1.92%(b)
Portfolio turnover                                              83.26%                27.38%

-------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Annualized.

(c)  Not annualized.

(d) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 10.82%.

(e) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

                              Capital Growth Fund



                                                                      August 3, 1997 to
                                                                     to July 31, 1998(a)
                                                                     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 9.55
                                                                           ------
INVESTMENT ACTIVITIES
  Net investment income                                                        --
                                                                             ----
  Net realized and unrealized gains (losses) from investments                2.10
                                                                             ----
    Total from Investment Activities                                         2.10

DISTRIBUTIONS
  Net investments income                                                       --
  Net realized gains                                                           --

    Total Distributions                                                        --

NET ASSET VALUE, END OF PERIOD                                             $11.65
                                                                           ======
Total Return (excludes sales charge)                                        16.50%(d)

RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000)                                        $2,824
  Ratio of expenses to average net assets                                    0.99%(c)
  Ration of net investment income to average net assets                      0.00%(c)
  Ratio of expenses to average net assets*                                   2.05%(c)
  Ratio of net investment income to average net assets*                     (1.05)%(c)
Portfolio turnover                                                          77.26%

-------------------------------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations. Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

(b)  Not annualized.

(c)  Annualized.

(d) Represents total return based on the activity of Classic Shares for the period from August 3, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) to July 31, 1998 was 21.99%

                                 SMALL CAP FUND

                                                                       March 2, 1998 to
                                                                       to July 31, 1998(c)
                                                                       -------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 10.00

INVESTMENT ACTIVITIES
  Net investment income                                                       (0.02)
  Net realized and unrealized gains (losses) from investments                 (0.83)

     Total from Investment Activities                                         (0.85)

DISTRIBUTIONS
  Net investment income                                                          --
  Net realized gains                                                             --

     Total Distributions                                                         --

NET ASSET VALUE, END OF PERIOD                                              $  9.15

Total Return (excludes sales charge)                                          (8.48)%)(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000)                                         $ 5,072
  Ratio of expenses to average net assets                                      1.50%(b)
  Ratio of net investment income to average net assets*                       (0.52)%(b)
  Ratio of expenses to average net assets*                                     3.94%(b)
  Ratio of net investment income to average net assets*                       (2.96)%(b)
Portfolio turnover                                                            70.64%

---------------------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Not annualized.

(b)  Annualized.

(c)  Period from commencement of operations.

                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of each Fund is fundamental and may not be changed without a vote of a majority of the outstanding Shares of that Fund (as defined below under "GENERAL INFORMATION -- Miscellaneous" in this Prospectus). There can be, of course, no assurance that any Fund will achieve its investment objective.

THE PRIME OBLIGATIONS AND THE U.S. TREASURY FUNDS

         The investment objective of the Prime Obligations Fund and the U.S. Treasury Fund is to seek current income with liquidity and stability of principal. Although the Prime Obligations Fund and the U.S. Treasury Fund have the same Advisor and the same investment objective, their particular portfolio securities and yield will ordinarily differ due to differences in the types of investments permitted, cash flow, and the availability of particular portfolio investments. Market conditions and interest rates may affect the types and yields of securities held in each Fund.

         Changes in prevailing interest rates may affect the yield, and possibly the net asset value, of each Fund. Each Money Market Fund invests only in those securities and instruments considered by the Advisor to present minimal credit risks under guidelines established by the Trust's Board of Trustees. All securities or instruments in which each of the Money Market Funds invest have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer maturities. The dollar-weighted average maturity of the securities in each Money Market Fund will not exceed 90 days.

         THE PRIME OBLIGATIONS FUND invests in U.S. dollar-denominated, high-quality short-term debt instruments. Investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term rating from at least two nationally recognized statistical rating organizations (an "NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation and "P-1" by Moody's Investors Service, Inc.) or one NRSRO if only rated by one NRSRO or (ii) do not possess a rating (i.e., are unrated) but are determined to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. The Statement of Additional Information contains further information concerning the rating and other requirements governing the Prime Obligation Fund's investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer. The Statement also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Fund and provides a description of the relevant ratings assigned by each such NRSRO.

U.S. GOVERNMENT SECURITIES

         The Prime Obligations Fund will invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Bank or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Prime Obligations Fund will invest in the obligations of such agencies or instrumentalities only when the Advisor believes that the credit risk with respect thereto is minimal.

Bank Obligations

         The Prime Obligations Fund may invest in bankers' acceptances guaranteed by domestic and foreign banks if at the time of investment the guarantor bank has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements). The Prime Obligations Fund may invest in certificates of deposit and demand and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

VARIABLE AMOUNT DEMAND NOTES

         Variable amount master demand notes in which the Prime Obligations Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Prime Obligations Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Prime Obligations Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as to quality as set forth above for commercial paper. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note may not exceed seven days.

OTHER INVESTMENTS

         The Prime Obligations Fund may invest in the securities of other money market funds that have similar policies and objectives, invest in securities of equal or higher short-term ratings, and are in compliance with Rule 2a-7 under the Investment Company Act of 1940.

         The Prime Obligations Fund may also invest in short-term municipal obligations.

         The U.S. TREASURY FUND invests exclusively in short-term U.S. dollar-denominated obligations issued by the U.S. Treasury. Such obligations may include "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security. These securities may exhibit greater price volatility then ordinary debt securities because of the manner in which their principal and interest are returned to investors. Obligations purchased by the U.S. Treasury Fund may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligation.

THE BOND FUND AND THE LIMITED MATURITY FUND

         The BOND FUND seeks current income consistent with the preservation of capital. The Bond Fund invests in long-term bonds and other fixed-income securities. The Bond Fund's investments primarily consist of, but are not limited to, debt obligations such as bonds, notes and debentures, which are issued by U.S. corporations or issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund invests in debt securities only if they are rated at time of purchase in one of the three highest rating categories by an NRSRO, or including all subclassifications indicated by modifiers of such "A" ratings. See "Appendix" to the Statement of Additional Information for an explanation of these ratings.

         The Bond Fund invests in fixed-income securities with a maturity in excess of one year, except for amounts held in cash equivalents. Fixed-income securities can have maturities of thirty years or more. The Bond Fund will invest at least 65% of the value of its total assets in bonds (including debentures), except that, when market conditions indicate a temporary defensive investment strategy as determined by the Advisor, more than 35% of the Bond Fund's total assets may be held in cash and cash equivalents. "Cash equivalents" are short-term, interest-bearing instruments or deposits. The purpose of cash equivalents is to provide income at money market rates while minimizing the risk of decline in value to the maximum extent possible. The instruments may include, but are not limited to, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury Bills, bank money market deposit accounts and money market mutual funds. The Bond Fund will purchase commercial paper rated at the time of purchase in the highest rating category by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. See "Appendix" to the Statement of Additional Information for an explanation of these ratings.

         THE LIMITED MATURITY FUND seeks current income consistent with the preservation of capital. The Limited Maturity Fund invests in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of five years or less or which have an unconditional redemption feature that will permit the Limited Maturity Fund to require the issuer of the security to redeem the security within five years from the date of purchase by the Limited Maturity Fund or for which the Limited Maturity Fund has acquired an unconditional "put" to sell the security within five years from the date of purchase by the Limited Maturity Fund.

         The Limited Maturity Fund's investments consist primarily of, but are not limited to, debt securities such as bonds, notes and debentures, which are issued by U.S. corporations or issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Fund invests in debt securities only if they are rated at time of purchase in one of the three highest rating categories by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. See "Appendix" to the Statement of Additional Information for an explanation of these ratings.

         Under normal circumstances, the Limited Maturity Fund will invest at least 65% of the value of its total assets in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of five years or less or which have an unconditional redemption feature that will permit the Limited Maturity Fund to require the issuer of the security to redeem the security within five years from the date of purchase by The Limited Maturity Fund or for which the Limited Maturity Fund has acquired an unconditional "put" to sell the security within five years from the date of purchase by the Limited Maturity Fund. The remainder of the Limited Maturity Fund's assets will be invested in cash, cash equivalents and government and corporate bonds, including without limitation cash or money-market instruments, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury Bills, obligations of the U.S. government and its agencies, bank money market deposit accounts and money market mutual funds. The Limited Maturity Fund will purchase commercial paper rated at the time of purchase in the highest rating category by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. See "Appendix" to the Statement of Additional Information for an explanation of these ratings. At times, the Advisor may determine that it is not in the best interests of Shareholders of the Limited Maturity Fund to invest 65% of the

Limited Maturity Fund's total assets in bonds, debentures, notes and other debt securities. At such times, the Fund may follow the temporary defensive investment strategy of investing more than 35% of its total assets in cash, cash equivalents and corporate bonds with remaining maturities of less than 1 year. There is no way to predict when, or for how long, the Limited Maturity Fund may pursue such a defensive investment strategy.

         At the time of purchase of a debt security with a stated or remaining maturity in excess of five years from the date of purchase by the Limited Maturity Fund, the Limited Maturity Fund may acquire a "put" with respect to such debt securities. Under a "put", the Limited Maturity Fund would have the right to sell the debt security within a specified period of time at a specified minimum price. The Limited Maturity Fund will only acquire puts from dealers, banks and broker-dealers which the Advisor has determined are creditworthy under guidelines established by the Trust's Board of Trustees. A put will be sold, transferred, or assigned by the Limited Maturity Fund only with the underlying debt security. The Limited Maturity Fund will acquire puts solely to shorten the maturity of the underlying debt security. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

MASTER DEMAND NOTES

         The Bond and Limited Maturity Funds may also invest in master demand notes in order to satisfy short-term needs or, if warranted, as part of their temporary defensive investment strategy. Such notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master demand notes are callable on demand by an Income Fund, but are not marketable to third parties. Master demand notes are direct lending arrangements between an Income Fund and the issuer of such notes. The quality of master demand notes will be reviewed by the Advisor of the Income Funds at least quarterly, which review will consider the earning power, cash flow and debt-to-equity ratios indicating the borrower's ability to pay principal together with accrued interest on demand. While master demand notes are not typically rated by credit rating agencies, issuers of such notes must satisfy the same criteria for the Bond Fund and the Limited Maturity Fund set forth above for commercial paper.

VARIABLE AND FLOATING RATE NOTES

         The Bond Fund and the Limited Maturity Fund may acquire rated and unrated variable and floating rate notes. Variable and floating rate notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by an Income Fund will be determined by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to an Income Fund will approximate their par value.

         It is anticipated that the only non-income producing securities to be held in the Bond Fund and Limited Maturity Fund will be zero-coupon obligations evidencing ownership of future interest and principal payments on U.S. Treasury Bonds. Such zero-coupon obligations pay no current interest and are typically sold at prices greatly discounted from par value, with par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous. The Bond Fund will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 15% of the value of the Bond Fund's total assets, and the Limited Maturity Fund will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 25% of the value of the Limited Maturity Fund's total assets.

         An increase in interest rates will generally reduce the value of the investments in the Funds and a decline in interest rates will generally increase the value of those investments. Depending upon prevailing market conditions, the Advisor may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

THE GOVERNMENT INCOME FUND

         THE GOVERNMENT INCOME FUND seeks current income consistent with preservation of capital. The Government Income Fund invests at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in other types of debt securities, preferred stocks and options. Consistent with the foregoing, under normal market conditions, the Government Income Fund will invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and in mortgage-related securities issued by nongovernmental entities which are rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or, if unrated, which the Advisor deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of each NRSRO, see the Appendix to the Statement of Additional Information.

         The Government Income Fund may also hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities that are rated at the time of purchase in one of the three highest rating categories by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality.

U.S. GOVERNMENT OBLIGATIONS

         The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund includes obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. government, but not supported by such full faith and credit. Obligations of the U.S. Treasury include "stripped" U.S. Treasury Obligations such as Treasury Receipts, representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         Obligations of certain agencies and instrumentalities of the U.S. government, such as GNMA and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government- sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the U.S. government.

MORTGAGE-RELATED SECURITIES -- IN GENERAL

         Mortgage-related securities have mortgage obligations backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Government Income Fund may purchase mortgage-related securities at a premium or at a discount.

MORTGAGE-RELATED SECURITIES ISSUED BY NONGOVERNMENTAL ENTITIES

         The Government Income Fund may invest in mortgage-related securities issued by nongovernmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Government Income Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Advisor determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in the Advisor's opinion are illiquid, if as a result, more than 15% of the value of the Government Income Fund's net assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS

         Mortgage-related securities in which the Government Income Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations. The staff of the Securities and Exchange Commission has determined that certain issuers of CMOs are investment companies for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

         CMOs may include Stripped Mortgage Securities. Such securities are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa.

         The Stripped Mortgage Securities held by the Fund will be considered liquid securities only under guidelines established by the Trust's Board of Trustees, and the Fund will not purchase a Stripped Mortgage Security that is illiquid if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities and other illiquid securities.

         In reliance on a recent staff interpretation, the Government Income Fund's investment in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the staff's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgaged-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Government Income Fund selects CMOs or REMICs that do not meet the above requirements, the Government Income Fund's investment in such securities will be subject to the limitations on its investment in investment company securities as set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Statement of Additional Information.

         The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be different from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

THE TAX EXEMPT FUND, THE FLORIDA FUND AND THE MUNICIPAL BOND FUND

         THE TAX EXEMPT FUND seeks as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital and relative stability of principal. The Tax Exempt Fund invests primarily in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Municipal Securities") and which generally have remaining maturities of one year or less. The Tax Exempt Fund may also invest up to 10% of the value of its total assets in the securities of money market mutual funds which invest primarily in obligations exempt from federal income tax. The Tax Exempt Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of such money market mutual funds. Additional restrictions on the Tax Exempt Fund's investments in the securities of such money market funds are contained in the

Statement of Additional Information. As a fundamental policy, under normal market conditions at least 80% of the Tax Exempt Fund's total assets will be invested in Municipal Securities and in securities of money market mutual funds which invest primarily in obligations exempt from federal income tax.

         Changes in prevailing interest rates may affect the yield, and possibly the net asset value, of the Tax Exempt Fund. The Tax Exempt Fund invests only in those securities and instruments considered by the Advisor to present minimal credit risks under guidelines established by the Trust's Board of Trustees. All securities or instruments in which the Fund invests have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable rate and floating rate instruments subject to demand features may bear longer maturities. The dollar-weighted average maturity of the securities in the Tax Exempt Fund will not exceed 90 days.

         The Tax Exempt Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the Tax Exempt Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial advisor to determine whether investment in the Tax Exempt Fund would be appropriate.

         THE FLORIDA FUND seeks to produce as high a level of current interest income exempt from federal income taxes and Florida intangibles taxes as is consistent with the preservation of capital. The Florida Fund invests primarily in bonds, notes and warrants generally issued by or on behalf of the State of Florida and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt from federal income tax, is not treated as a preference item for purposes of the federal alternative minimum tax for individuals, and is exempt from the Florida Intangible Personal Property Tax ("Florida Municipal Securities"). As a fundamental policy, under normal market conditions at least 80% of the Florida Fund's net assets will be invested in Florida Municipal Securities.

         THE MUNICIPAL BOND FUND seeks to produce as high a level of current federal tax-exempt income, as is consistent with the preservation of capital. The Municipal Bond Fund invests primarily in Municipal Securities, as defined above. As a fundamental policy, under normal market conditions at least 80% of the Municipal Bond Funds' net assets will be invested in Municipal Securities and in securities of money market mutual funds which invest primarily in obligations exempt from federal income tax. Additionally, as a fundamental policy, under normal market conditions at least 65% of the Municipal Bond Fund's total assets will be invested in bonds.

         It is a fundamental policy that, under normal market conditions, the Tax Exempt Fund may invest up to 20% of its total assets in obligations, the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). Under normal market conditions, the Florida Fund and the Municipal Bond Fund may invest up to 20% of its net assets in Taxable Obligations. The Florida Fund may also invest in Municipal Securities. At times, the Advisor may determine that, because of unstable conditions in the markets for Municipal Securities or Florida Municipal Securities (hereinafter referred to collectively as "Eligible Municipal Securities"), pursuing the Funds' basic investment strategies is inconsistent with the best interests of the Shareholders of the Funds. At such times, the Advisor may use temporary defensive strategies differing from those designed to achieve the Funds' investment objectives. With regard to the Tax Exempt Fund, the Advisor may increase its holdings in short-term Taxable Obligations to over 20% of its total assets and hold uninvested cash reserves pending investment. With regard to the Tax-Free Funds, the Advisor may increase each Fund's holdings in Taxable Obligations to over 20% of each Fund's net assets, and with respect to the Florida Fund, increase its holdings in Municipal Securities to over 20% of net assets, and by holding uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, demand and time deposits, bankers' acceptances of selected banks, and commercial paper meeting the Funds' quality standards (as described below) for tax-exempt commercial paper. These obligations are described further in the Statement of Additional Information.

         The Tax Exempt Fund and the Tax-Free Funds may also invest in private activity bonds ("industrial development bonds" under prior law). Interest on private activity bonds (and industrial development bonds) is fully tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. Regardless of whether they qualify for tax-exempt status, private activity bonds may subject both individual and corporate investors to tax liability under the alternative minimum tax. However, private activity bonds will only be considered Eligible Municipal Securities for the purposes of this Prospectus if they do not have this effect regarding individuals. For additional information on the federal alternative minimum tax, see "DIVIDENDS AND TAXES."

         The Tax Exempt Fund will invest only in those Municipal Securities and other obligations which are considered by the Advisor, pursuant to guidelines approved by the Board of Trustees, to present minimal credit risks. In addition, investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from an NRSRO in the case of single-rated securities or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or
(iii) do not possess a rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. The Statement of Additional Information contains further information concerning the rating and other requirements governing the Tax Exempt Fund's investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer. The Statement of Additional Information also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Fund and provides a description of the relevant ratings assigned by each such NRSRO.

         The Tax-Free Funds may invest in Eligible Municipal Securities that are rated at the time of purchase within the three highest rating groups assigned by a nationally recognized statistical rating organization (an "NRSRO"). The Tax-Free Funds may also purchase Eligible Municipal Securities that are unrated at the time of purchase but are determined to be of comparable quality by the Advisor pursuant to guidelines approved by the Trust's Board of Trustees. Eligible Municipal Securities may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the securities. The applicable ratings are described in the Appendix to the Statement of Additional Information.

         The two principal classifications of Eligible Municipal Securities that may be held by the Tax-Free Funds and the Tax Exempt Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Eligible Municipal Securities may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

         Opinions relating to the validity of Eligible Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax Exempt Fund, the Tax-Free Funds nor the Advisor will review the proceedings relating to the issuance of Eligible Municipal Securities or the basis for such opinions.

         Although the Municipal Bond Fund and the Tax Exempt Fund do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities that are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. An example of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Advisor. To the extent that a Fund's assets are concentrated in Municipal Securities that are so related, a Fund will be subject to the peculiar risks presented by such securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Fund's assets were not so concentrated.

         The Tax Exempt Fund and the Tax-Free Funds may acquire "puts" with respect to Eligible Municipal Securities held in their portfolios. Under a put, the Funds would have the right to sell a specified Eligible Municipal Security within a specified period of time at a specified price to a third party. A put would be sold, transferred, or assigned only with the underlying Eligible Municipal Security. The Funds will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of the underlying Eligible Municipal Securities, or permit the investment of the Funds' at a more favorable rate of return. The Tax-Free Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Free Funds may pay for a put separately in cash. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

         The Tax-Free Funds may also invest in master demand notes in order to satisfy short-term needs or, if warranted, as part of its temporary defensive investment strategy. Such notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master demand notes are callable on demand by the Funds, but are not marketable to third parties. Master demand notes are direct lending arrangements between the Fund and the issuer of such notes. The Advisor will review the quality of master demand notes at least quarterly, and will consider the earning power, cash flow and debt-to-equity ratios indicating the borrower's ability to pay principal together with accrued interest on demand. While master demand notes are not typically rated by credit rating agencies, issuers of such notes must satisfy the same criteria for the Funds set forth above for commercial paper.

         Municipal Securities purchased by the Tax Exempt Fund may include rated and unrated variable and floating rate tax-exempt notes, which may have a stated maturity in excess of one year but which will, in such event, be subject to a demand feature that will permit the Tax Exempt Fund to demand payment of the principal of the note either (i) at any time upon not more than thirty days' notice or (ii) at specified intervals not exceeding one year and upon no more than thirty days' notice. The Tax-Free Funds may also acquire rated and unrated variable and floating rate notes. Variable and floating rate notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Funds will be determined by the Advisor under guidelines established by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Funds will approximate their par value.

         The Tax Exempt Fund and the Tax-Free Funds may acquire zero coupon obligations. Such zero-coupon obligations pay no current interest and are typically sold at prices greatly discounted from par value, with par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous. The Tax-Free Funds will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 20% of the value of the Florida Fund's total assets and 25% of the Municipal Bond Fund's total assets.

         An increase in interest rates will generally reduce the value of the investments in the Tax-Free Funds and a decline in interest rates will generally increase the value of those investments. Depending upon prevailing market conditions, the Advisor may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors besides current yield, including the preservation of capital, maturity, and yield to maturity.

THE MUNICIPAL BOND FUND -- CONCENTRATION

         The Municipal Bond Fund may invest 25% or more of its total assets in bonds, notes and warrants generally issued by or on behalf of the State of Alabama and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt form both federal income tax and Alabama personal income tax and is not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Alabama Municipal Securities"). Because of the relatively small number of issuers of Alabama Municipal Securities, the Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer. This concentration involves an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline. Concentration of this nature may cause greater fluctuation in the net asset value of the Fund's Shares.

GENERAL ECONOMIC CHARACTERISTICS OF ALABAMA

         Alabama ranks twenty-second in the nation in total population, with over four million residents in 1995. Its economy has historically been based primarily on agriculture, textiles, mineral extraction and iron and steel production, although the state has diversified into health care related industries and other service-oriented sectors. Overall job growth rate was 4.0% for the period from 1992 to 1994. Alabama's per capita income in 1995 was $19,209, 82.8% of U.S. per capita income. Currently Alabama's general obligations are rated Aa by Moody's and AA by Standard and Poor's.

BALANCED BUDGET AND PRO-RATION PROCEDURES

         Section 213 of the Constitution of Alabama, as amended, requires that annual financial operations of Alabama must be on a balanced budget. The Constitution also prohibits the state from incurring general obligation debt unless authorized by an amendment to the Constitution. Amendments to the Constitution have generally been adopted through a procedure that requires each amendment to be proposed by a favorable vote of three-fifths of all the members of each house of the Legislature and thereafter approved by a majority of the voters of the state voting in a statewide election.

         Alabama has statutory budget provisions which create a proration procedure in the event that estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for such fiscal year. The Alabama state budget is composed of two funds - the General Fund and the Education Fund. Proration of either Fund is possible in any fiscal year, and proration may have a material adverse effect on entities dependent on state funding, including certain issuers of Alabama Municipal Securities held in the Alabama Fund.

         Court decisions have indicated that certain state expenses necessary for essential functions of government are not subject to proration under applicable law. The Supreme Court of Alabama has held that the debt prohibition contained in the constitutional amendment does not apply to obligations incurred for current operating expenses payable during the current fiscal year, debts incurred by separate public corporations, or state debt incurred to repel invasion or suppress insurrection. The state may also make temporary loans not exceeding $300,000 to cover deficits in the state treasury. Limited obligation debt may be authorized by the legislature without amendment to the Constitution. The state has followed the practice of financing certain capital improvement programs - principally for highways, education and improvements to the State Docks - through the issuance of limited obligation bonds payable solely out of certain taxes and other revenues specifically pledged for their payment and not from the general revenues of the state.

GENERAL OBLIGATION WARRANTS

         Municipalities and counties in Alabama traditionally have issued general obligation warrants to finance various public improvements. Alabama statutes authorizing the issuance of such interest-bearing warrants do not require an election prior to issuance. On the other hand, the Constitution of Alabama (Section 222) provides that general obligation bonds may not be issued without an election.

         The Supreme Court of Alabama validated certain general obligation warrants issued by the City of Hoover, reaffirming that such obligations did not require an election under Section 222 of the Constitution of Alabama. In so holding, the Court found that warrants are not "bonds" within the meaning of
Section 222. According to the Court, warrants are not negotiable instruments and transferees of warrants cannot be holders in due course. Therefore, a transferee of warrants is subject to all defenses that the issuer of such warrants may have against the transferor.

         County boards of education may borrow money by issuing interest-bearing warrants payable solely out of such board's allocated or apportioned share of specified tax. The county board's apportioned share of such tax may be diminished upon the establishment of a city school system, which could jeopardize the payment of the county board's warrants.

LIMITED TAXING AUTHORITY

         Political subdivisions of the state have limited taxing authority. Ad valorem taxes may be levied only as authorized by the Alabama Constitution. In order to increase the rate at which any ad valorem tax is levied above the limit otherwise provided in the Constitution, the proposed increase must be proposed by the governing body of the taxing authority after a public hearing, approved by an act of the Alabama Legislature and approved at an election within the taxing authority's jurisdiction. In addition, the Alabama Constitution limits the total amount of state, county, municipal and other ad valorem taxes that may be imposed on any class of property in any one tax year. This limitation is expressed in terms of a specified percentage of the market value of such property.

         Specific authorizing legislation is required for the levy of taxes by local governments. In addition, the rate at which such taxes are levied may be limited to the authorizing legislation or judicial precedent. For example, the Alabama Supreme Court has held that sales and use taxes, which usually comprise a significant portion of the revenues for local governments, may not be levied at rates that are confiscatory or unreasonable. The total sales tax (state and local) in some jurisdictions is 9%. State and local governments in Alabama are more dependent on general and special sales taxes than are state and local governments in many states. Because sales taxes are less stable sources of revenue than are property taxes, state and local governments in Alabama may be subject to shortfalls in revenue due to economic cycles.

PRIORITY FOR ESSENTIAL GOVERNMENTAL FUNCTIONS

         Numerous decisions of the Alabama Supreme Court hold that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness.

CHALLENGE TO EDUCATION FUNDING

         On April 1, 1993, Montgomery Circuit Court Judge Gene Reese ruled that an unconstitutional disparity exists among Alabama's school districts because of inequitable distribution of tax funds. Judge Reese issued an order calling for a new design for the distribution of funds for educational purposes as well as a new system for funding public education.

         On January 10, 1997, the Alabama Supreme Court affirmed Judge Reese's ruling. The court stated that the Alabama Legislature must develop a plan within one year to correct the unconstitutional disparity. Any allocation of funds away from school districts could impair the ability of such districts to service debt.

THE FLORIDA FUND--DIVERSIFICATION AND CONCENTRATION

         The Florida Fund is a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") and may concentrate its investments in the securities of a limited number of issuers. Under the Internal Revenue Code of 1986, as amended (the "Code"), the Florida Fund generally may not invest in a manner such that at the end of each fiscal quarter, (i) more than 25% of its total assets are represented by securities of any one issuer (other than U.S. government securities) and (ii) with respect to 50% of its total assets, more than 5% of its total assets are represented by in the securities of any one issuer (other than U.S. government securities). Thus, the Florida Fund generally may invest up to 25% of its total assets in the securities of each of any two issuers. Because of the relatively small number of issuers of Florida Municipal Securities, the Florida Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. This concentration involves an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline. Concentration of this nature may cause greater fluctuation in the net asset value of the Florida Fund's shares.

GENERAL ECONOMIC CHARACTERISTICS OF FLORIDA

         Florida ranks fourth in the nation in total population, with over 12.9 million residents in 1990, and has been one of the fastest growing states in the nation. Historically, tourism, agriculture, construction and manufacturing have constituted the most important sectors of the state's economy. Construction activity slows during periods of high interest rates or cyclical downturns. The service sector employs the largest number of people in Florida. While wages in the service sector tend to be lower than in manufacturing and other sectors of the economy, the service sector traditionally has been less sensitive to business cycles. Currently, Florida's general obligations are rated AA by both Moody's and Standard and Poor's.

         The southern and central portions of Florida's economy, in particular, rely heavily on tourism and are sensitive to changes in the tourism industry. For example, tourism in Florida has been adversely affected by publicity regarding violent crimes against tourists, particularly tourists from abroad. Gasoline price hikes and/or shortages from an oil embargo or other oil shortage could severely affect U.S. tourism in the state, which is heavily dependent on automobiles as the primary form of transportation.

         South Florida also is susceptible to international trade and currency imbalances due to its geographic location as the gateway to Latin America and its involvement in foreign trade and investment. The central portion of the state is affected by conditions in the phosphate and agriculture industries, especially citrus and sugar. Northern Florida's economy is more heavily tied to military bases, some of which are closing or scaling back as a result of Federal budget cutbacks, and the lumber and paper industries.

         The entire state can be affected by severe weather conditions including hurricanes. The impact of severe hurricanes on the fiscal resources of the state and local governments is difficult to assess.

SOURCES OF STATE AND LOCAL REVENUES

         Florida's Constitution prohibits deficit spending by the state for governmental operations. Florida does not have a personal income tax. An amendment to the state's Constitution would be required in order to institute an income tax, and passage of such an amendment is believed to be unlikely due to the relatively large number of retirees living in the state as well as to the general unpopularity of tax increases in the current political climate. A two-thirds approval of voters voting in an election is now required for the addition of any new taxes to the Florida Constitution. The principal sources of state revenues are a 6% sales tax, state lottery, motor fuels tax, corporate income tax, and miscellaneous other revenue sources, including beverage tax and licenses, cigarette tax, documentary stamp taxes and an intangible tax. Dependence on the sales tax may subject state revenues to more volatility than would be the case if Florida had a personal income tax, with sales tax collections adversely affected during recessions and periods when tourism declines.

         Taxation by units of government other than the state is permitted only to the extent that Florida's legislature enacts enabling legislation. The principle sources of county and municipal government revenues are ad valorem property taxes, state revenue sharing, and miscellaneous other revenue sources, including utilities services fees and local option fees. The principal sources of revenues for Florida's school districts are ad valorem property taxes and state revenue sharing, including revenues from a state lottery. The state Constitution imposes millage limits, including a 10-mill limit each on county, municipal and school ad valorem taxes. Effective January 1, 1995, Florida's voters amended the state Constitution to limit annual increases in the assessed value of homestead property to the lesser of 3% of the prior year's assessment or the percentage change in the Consumer Price Index during the preceding calendar year. The limitation on increases in assessment of homestead property could eventually lead to ratings revisions that could have a negative impact on the prices of obligations funded with this source of taxation. However, the effect of the limit will be tempered by reassessments of homestead property at market value when sold.

         Units of state and local government in Florida will continue to face spending pressures due to infrastructure needs for an expanding population, especially in view of growth management laws enacted by Florida's legislature. These laws include concurrency requirements that impose building moratoriums unless roads and other infrastructure are added concurrently with additional commercial or residential developments.

TYPES OF INDEBTEDNESS

         The two principal types of indebtedness issued by state or local units of government in Florida are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by a pledge of the full faith, credit and taxing power of the governmental entity issuing the bonds. They can be issued in Florida only after a referendum in which the voters in the jurisdictional limits of the jurisdiction issuing the bonds approve their issuance. Revenue bonds are payable only from the revenues derived from a facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Revenue bonds are not secured by the full faith, credit and taxing power of the governmental issuer.

MARKET RISK CAUSED BY INTANGIBLE TAX CONSIDERATIONS

         As a normal policy, on January 1 of each calendar year the Florida Fund intends to own only assets which are exempt from the Florida Intangible Tax. Accordingly, it is possible that the Florida Fund, in disposing of non-exempt assets to meet this policy objective, might sustain losses which might not otherwise be incurred absent this policy of avoiding the Florida Intangible Tax.

                         THE CAPITAL APPRECIATION FUNDS

         The Advisor will seek to invest in equity securities which are believed to represent investment value. Factors which the Advisor may consider in selecting equity securities include industry and company fundamentals, historical price relationships, and/or underlying asset value.

         The Advisor to the Equity, Regional Equity, and Balanced Funds will use a variety of economic projections, technical analysis, and earnings projections in formulating individual stock purchase and sale decisions. The Advisor will select investments that it believes have basic investment value which will eventually be recognized by other investors, thus increasing their value to the Funds. In the selection of the investments for the Equity, Regional Equity, and Balanced Funds, the Advisor may therefore be making investment decisions which could be contrary to the present expectations of other professional investors. These decisions may involve greater risks compared to other mutual funds, of either
(a) more accurate assessment by other investors, in which case losses may be incurred by a Fund, or (b) long delay in investor recognition of the accuracy of the investment decisions of a Fund, in which case invested capital of a Capital Appreciation Fund in an individual security or group of securities may not appreciate for an extended period.


         The equity securities in which the Capital Appreciation Funds may invest may be subject to wider fluctuations in value than some other forms of investment. Depending upon the performance of a Capital Appreciation Fund's investments, the net asset value per Share of such Fund may decrease instead of increase.

         Each Capital Appreciation Fund may provide current income. The Balanced Fund and the Equity Income Fund are expected to produce a higher level of current income than the other Capital Appreciation Funds.

         Most companies in which the Equity, Regional Equity, Balanced, Capital Growth, and Equity Income Funds will invest will be listed on national securities exchanges. Stocks held by the Small Cap Fund will frequently be traded over the counter.

         THE EQUITY FUND seeks capital appreciation by investing primarily in a diversified portfolio of common stock and securities convertible into common stocks such as convertible bonds and convertible preferred stock. The Equity Fund will normally invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, believed by the Advisor to be undervalued. The production of current income is an incidental objective of the Fund. Under normal market conditions, the Equity Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Equity Fund may increase its holdings in short-term obligations to over 20% of its total assets and may also hold uninvested cash pending investment. The Fund may also write covered call options. See "Options."

         THE REGIONAL EQUITY FUND seek capital growth by investing primarily in a diversified portfolio of common stock and securities convertible into common stock, such as convertible bonds and convertible preferred stock. The Regional Equity Fund will normally invest at least

65% of the value of its total assets in common stocks and securities convertible into common stocks believed by the Advisor to be undervalued of companies headquartered in the Southern Region of the United States, which includes Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Virginia. The production of current income is an incidental objective of the Fund. Under normal market conditions, the Regional Equity Fund may also invest up to 35% of the value of its total assets in common stocks and securities convertible into common stock of companies headquartered outside the Southern Region, preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Regional Equity Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Regional Equity Fund may also write covered call options. See "Options."

         There can be no assurance that the economy of the Southern Region or the companies headquartered in the Southern Region will grow in the future or that a company headquartered in the Southern Region whose assets, revenues or employees are located substantially outside of the Southern Region will share in any economic growth of the Southern Region. Additionally, any localized negative economic factors or possible physical disasters in the Southern Region area could have a much greater impact on the Regional Equity Fund's assets than on similar funds whose investments are geographically more diverse.

         THE BALANCED FUND seeks to obtain long-term capital growth and produce a reasonable amount of current income through a moderately aggressive investment strategy. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds. The Balanced Fund will normally invest in equity securities consisting of common stocks but may also invest in other equity-type securities such as warrants, preferred stocks and convertible debt instruments. The Fund's equity investments will be in companies with a favorable outlook and believed by the Advisor to be undervalued. The Balanced Fund's debt securities will consist of securities such as bonds, notes, debentures and money market instruments. The average dollar-weighted portfolio maturity of debt securities held by the Balanced Fund will vary according to market conditions and interest rate cycles and will range between 1 year and 30 years under normal market conditions. The Balanced Fund's debt securities will consist of high grade securities, which are those securities rated in one of the three highest rating categories by an NRSRO at the time of purchase, or if not rated, found the by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. (For a further description of these bond ratings, see the Appendix to the Trust's Statement of Additional Information.) In the event that the rating of any debt securities held by the Balanced Fund falls below the third highest by an NRSRO the Fund will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of the Advisor, such investment is considered appropriate under the circumstances. The Balanced Fund may also write covered call options. See "Options."

         It is a fundamental policy of the Balanced Fund that it will invest at least 25% of its total assets in fixed-income securities. For this purpose, fixed-income securities include debt securities, preferred stock and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities.

         The portion of the Balanced Fund's assets invested in equity and debt securities will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Although the Balanced Fund seeks to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon additional factors such as timing and mix and the ability of the Advisor to judge and react to changing market conditions.

         THE CAPITAL GROWTH FUND seeks long-term capital appreciation and growth of income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund seeks to achieve growth of income over the long term. The Capital Growth Fund will normally invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, believed by the Sub-Advisor to have attractive potential for growth. Under normal market conditions, the Capital Growth Fund may also invest up to 35% of the value of their total assets in preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Capital Growth Fund may increase its holdings in short-term obligations to over 35% of their total assets and may also hold uninvested cash pending investment. The Capital Growth Fund may also write covered call options. See "Options."

         In managing the Capital Growth Fund, the Sub-Advisor will seek securities with potential to produce above-average earnings growth. Issuers include companies with a history of above-average growth or companies that are expected to enter periods of above-average growth or are positioned in emerging growth industries. Should the expected growth potential of such companies fail to be realized, a loss may be incurred.

         THE SMALL CAP FUND seeks capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. Any current income generated from these securities is incidental to the investment objective of the Fund. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with market capitalizations that are equivalent to the capitalization of the companies in the Russell 2000(R) Growth Index at the time of purchase. As of the date of this Prospectus, such smaller companies will have a market capitalization between $50 million and $2 billion at the time of purchase. Under normal market conditions, the Small Cap Fund may invest up to 20% of the value of its total assets in common stocks and securities convertible into common stocks of companies with a market capitalization of greater than $2 billion determined at the time the security is purchased, preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Small Cap Fund may increase its holdings in short-term obligations to over 20% of its total assets and may also hold uninvested cash pending investment. The Small Cap Fund may also write covered call options. See "Options."

         While small capital company securities may offer a greater capital appreciation potential than investments in mid- or large-cap company securities, they may also present greater risks. Small capital company securities tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid-to large-cap company securities and, as a result, they may experience more abrupt and erratic price movements. Any current income produced by a security is not a primary factor in the selection of investments.

         In managing the Small Cap Fund, the Sub-Advisor seeks smaller companies with above-average growth potential. Factors the Sub-Advisor typically considers in selecting securities include positive changes in earnings estimates for future growth, higher than market average profitability, a strategic position in a specialized market and fundamental value.

         THE EQUITY INCOME FUND seeks above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks, and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing equity securities including common stock, preferred stock, and securities convertible into common stocks such as convertible bonds and convertible preferred stock. The portion of the Fund's total assets invested in common stock, preferred stock, and convertible securities will vary according to the Fund's assessment of market and economic conditions and outlook. Under normal market conditions, the Equity Income Fund may also invest up to 35% of the value of its total assets in corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Equity Income Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Equity Income Fund may also write covered call options. See "Options."

         The Equity Income Fund's stock selection emphasizes those common stocks in each sector that have good value, attractive yield, and dividend growth potential. The Fund will utilize convertible securities because such securities typically offer higher yields and good potential for capital appreciation.

         The Select Equity Fund seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund is non-diversified. Under normal market conditions, the Select Equity Fund will normally invest at least 65% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with market capitalizations that are greater than $2 billion at the time of purchase. Under normal market conditions, the Select Equity Fund may invest up to 35% of the value of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations less than $2 billion, preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Select Equity Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. Stock futures and option contracts, stock index futures and index option contracts may be used to hedge cash and maintain exposure to the U.S. equity market. See "Options" and "Futures."

         The Select Equity Fund seeks to obtain its investment objective by investing primarily in companies that possess a dominant market share and have a barrier, such as a patent or well-known brand name, that shields its market share and profits from competitors. These companies typically have long records of stable earnings growth. The

Sub-Advisor continuously monitors a universe of companies that possess a dominant market share to look for opportunities to purchase such stocks at reasonable prices.

         In managing the investment portfolio for the Select Equity Fund, the Sub-Advisor may focus on a relatively limited number of stocks (i.e., generally 25 or less). The Sub-Advisor believes that this investment strategy has the potential for higher total returns than an investment strategy calling for investment in a larger number of securities. However, the use of this focused investment strategy may increase the volatility of the Fund's investment performance. If the securities in which the Fund invests perform poorly, this Fund could incur greater losses than it would have had it been invested in a greater number of securities.

         The Select Equity Fund is a non-diversified fund under the Investment Company Act of 1940. This means it may concentrate its investments in the securities of a limited number of issuers. Under the Code, at the end of each fiscal quarter the Fund must nevertheless diversify its portfolio such that, with respect to 50% of its total assets, not more than 25% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), and with respect to the remainder of its total assets, no more than 5% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

         The Enhanced Market Fund seeks to produce long-term growth of capital by investing primarily in a diversified portfolio of common stock and securities convertible into common stocks such as convertible bonds and convertible preferred stock. Under normal market conditions, the Enhanced Market Fund will invest at least 80% of its total assets in equity securities drawn from the S&P 500 Index. Under normal market conditions, the Enhanced Market Fund may invest up to 20% of the value of its total assets in equity securities not held in the S&P 500, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Enhanced Market Fund may increase its holdings in short-term obligations to over 20% of its total assets and may also hold uninvested cash pending investment. Stock futures and option contracts, stock index futures and index option contracts may be used to hedge cash and maintain exposure to the U.S. equity market. See "Options" and "Futures."

         The Fund seeks to obtain its investment objective by investing primarily in a broadly diversified portfolio of S&P 500 stocks that are determined, through the use of a quantitative investment approach emphasizing technical factors, to be undervalued compared to others in their market sector. The Fund seeks to maintain risk characteristics similar to that of the S&P 500.

         The Sub-Advisor's stock selection process utilizes computer-aided quantitative analysis. The Sub-Advisor's computer models use many types of data, but emphasize technical data such as price and volume information. Applying these models to stocks within the S&P 500, the Sub-Advisor hopes to generate more capital growth than that of the S&P 500. The Sub-Advisor's emphasis on technical analyses can result in significant shifts in portfolio holdings at different times. However, stringent risk controls at the style, industry and individual stock levels help ensure the Fund maintains risk characteristics similar to those of the S&P 500.

REAL ESTATE INVESTMENT TRUSTS

         The Capital Growth Fund, the Small Cap Fund, the Equity Income Fund, and the Enhanced Market Fund may invest in real estate investment trusts. Real estate investment trusts are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate may also be affected by tax and regulatory requirements, such as those relating to the environment.

CONVERTIBLE SECURITIES

         Each of the Capital Appreciation Funds may invest in convertible securities. Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Each Capital Appreciation Fund other than the Balanced Fund may invest in convertible securities rated "BBB" or higher by an NRSRO at the time of investment, or if unrated, of comparable quality. The Equity Income Fund may invest in convertible securities rated "BB" or lower by an NRSRO at the time of investment, or if unrated, of comparable quality. The Balanced Fund may invest in convertible securities rated "A" or higher by an NRSRO or, if unrated, of comparable quality. If a convertible security falls below these minimum ratings after a Fund has purchased it, a Fund is not required to drop the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

         Securities which are rated "BB" or lower by Standard & Poor's or "Ba" or lower by Moody's either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. A description of the rating categories is contained in the Appendix to the Statement of Additional Information. There is no lower limit with respect to rating categories for convertible securities in which the Equity Income Fund may invest.

         Corporate debt obligations that are not determined to be investment-grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment-grade securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions or the issuer's credit quality. Because investments in lower rated securities involve greater investment risk, achievement of the Equity Income Fund's investment objective may be more dependent on the Sub-Advisor's credit analysis than would be the case if the Equity Income Fund were investing in higher rated securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in high yield prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Equity Income Fund's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. In addition, lower rated securities may be more difficult to dispose of or to value than high-rated, lower-yielding securities. The Sub-Advisor attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

         Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

         The Capital Appreciation Funds will exchange or convert the convertible securities held in portfolio into shares of the underlying common stock in instances in which, in the opinion of the Advisor or Sub-Advisor, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objectives. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor or Sub-Advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor or Sub-Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

                                OTHER INVESTMENTS

FOREIGN INVESTMENTS

         The Prime Obligations Fund may invest in Eurodollar Certificates of Deposits ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

         The Prime Obligations Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.

         The Prime Obligations Fund may also invest in commercial paper (including variable amount master demand notes) issued by U.S. or foreign corporations. The Prime Obligations Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Prime Obligations Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Advisor believes that the risks associated with such instruments are minimal and only when such instruments are denominated and payable in U.S. dollars.

         The Bond Fund may invest up to 20% of the value of its total assets and the Limited Maturity Fund may invest up to 30% of its total assets in debt securities of foreign issuers. Each Capital Appreciation Fund may invest in foreign securities through the purchase of American Depository Receipts or the purchase of securities on the Toronto Stock Exchange, but will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by such Fund would exceed 25% (20% for the Balanced Fund) of the value of the total assets of such Fund. The Bond Fund, the Limited Maturity Fund, and the Capital Appreciation Funds may also invest in ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper.

         Investment in securities of foreign issuers is subject to special risks, such as future adverse political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and the risk that custodian and brokerage costs may be higher. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. To the extent that a Fund may invest in securities of foreign issuers which are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Income Funds will not hold foreign currency as a result of such investments.

INSURANCE COMPANY FUNDING AGREEMENTS

         The Prime Obligations Fund, the Bond Fund, and the Limited Maturity Fund may invest in funding agreements, also known as guaranteed investment contracts, ("Funding Agreements") issued by insurance companies. Pursuant to such agreements, the Bond Fund and Limited Maturity Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. The Funding Agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Prime Obligations Fund, the Bond Fund and the Limited Maturity Fund will only purchase a Funding Agreement (i) when the Advisor has determined, under guidelines established by the Board of Trustees, that the Funding Agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by an NRSRO that is not an affiliated person, as defined in the Investment Company Act of 1940, of the issuer, on any insurer, guarantor, or provider of credit support for the instrument and (ii) with respect to the Prime Obligations Fund, if it may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. The Bond Fund and the Limited Maturity Fund may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. Because a Fund may not receive the principal amount of a Funding Agreement from the insurance company on seven days' notice or less, a Funding Agreement is considered an illiquid investment, and, together with other instruments in such Fund which are not readily marketable, will not exceed 10% of the Prime Obligations Fund's net assets and 15% of the Bond Fund or Limited Maturity Fund's net assets. With regard to the Prime Obligations Fund, in determining average weighted portfolio maturity, a Funding Agreement will be deemed to have a maturity equal to 30 days, representing the period of time remaining until the principal amount can be recovered through demand.

ASSET-BACKED SECURITIES

         The Prime Obligations Fund, the Bond Fund and the Limited Maturity Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.

         Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

         Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period, typically 18 months. The CARD'S principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. CARDS generally have monthly payment schedules, weighted-average lives of 18- 24 months and stated final maturities ranging from 3 to 5 years. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

         Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Prime Obligations Fund will be subject to the same quality requirements as other securities purchased by the Fund. The Bond Fund and the Limited Maturity Fund will only purchase an asset-backed security if it is rated at the time of purchase in one of the three highest rating categories by an NRSRO or, if unrated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality.


                              INVESTMENT TECHNIQUES

OPTIONS

         The Bond Fund, the Limited Maturity Fund, the Government Income Fund and the Capital Appreciation Funds may engage in writing call options from time to time as the Advisor or Sub-Advisor deems to be appropriate. Options are written solely as covered call options (options on securities owned by a Fund). Such options must be issued by the Options Clearing Corporation and may or may not be listed on a national securities exchange. In order to close out an option position, a Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written on any particular securities. When the portfolio security is sold, a Fund effects a closing purchase transaction so as to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transactions so as to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

         From time to time, the Bond Fund and the Limited Maturity Fund may also purchase call options on any of the types of securities in which each Fund may invest. A purchased call option gives a Fund the right to buy and obligates the seller to sell the underlying security at a specified exercise price during the option period. Purchasing call options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

         From time to time, the Bond Fund, the Balanced Fund, the Select Equity Fund, and the Enhanced Market Fund may purchase put options as the Advisor or Sub-Advisor deems to be appropriate. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Bond Fund, the Balanced Fund, the Select Equity Fund, and the Enhanced Market Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Balanced Fund, the Select Equity Fund, and the Enhanced Market Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to puts (thus reducing the yield to maturity otherwise available for the same securities). Each Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Advisor's or Sub-Advisor's opinion, present minimal credit risks.

         For a discussion of the Limited Maturity Fund's ability to acquire puts, see "The Bond Fund and the Limited Maturity Fund" in this Prospectus.

         For discussion of the Tax Exempt Fund's and the Tax-Free Funds' ability to acquire puts, see "The Tax-Free Fund, the Florida Fund and the Municipal Bond Fund" in this Prospectus.

FUTURES CONTRACTS
         To the extent consistent with its investment objective, the Select Equity Fund and the Enhanced Market Fund may also invest in futures contracts and options on futures contracts to commit funds awaiting investment, to maintain cash liquidity or for other hedging purposes. The value of a Fund's contracts may equal or exceed 100% of the Fund's total assets, although a Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

         Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         The Select Equity Fund and the Enhanced Market Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, a Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market movements; and (v) a purchaser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors. Successful use of futures is subject to the ability correctly to predict movements in the direction of the market. For example, if a Fund uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities that it has hedged because the Fund will have approximately equal offsetting losses in its future positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

WHEN-ISSUED SECURITIES

         The Tax Exempt Fund, the Income Funds and the Capital Appreciation Funds may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a "when-issued" basis, the Trust's custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each Fund expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and that a commitment to purchase "when-issued" securities will not exceed 60 days. In the event that a Fund's commitment to purchase "when-issued" securities ever exceeded 25% of the value of its total assets, a Fund's liquidity and the Advisor's or Sub-Advisor's ability to manage it might be adversely affected. The Funds do not intend to purchase "when-issued" securities for speculation purposes, but only for the purpose of acquiring portfolio securities.

REPURCHASE AGREEMENTS

         Securities held by each Fund may be subject to repurchase agreements. If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by a Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

         Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse purchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities.

OTHER INVESTMENT PRACTICES

         Each Income Fund and Capital Appreciation Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund including Shares of the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund (the "AmSouth Money Market Funds"), the AmSouth Institutional Prime Obligations Fund, the AmSouth Institutional U.S. Treasury Fund (the "AmSouth Institutional Money Market Funds") and, with respect to the Tax-Free Funds, the AmSouth Tax Exempt Fund, provided that no more than 10% of each Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by each of the Funds in the AmSouth Money Market Funds and the AmSouth Institutional Money Market Funds, and with respect to the Tax-Free Funds, the AmSouth Tax Exempt Fund, the Advisor and the Administrator will reduce that portion of their usual service fees from each Fund by an amount equal to their service fees from the AmSouth Money Market Funds and the AmSouth Institutional Money Market Funds, and with respect to the Tax-Free Funds, the AmSouth Tax Exempt Fund, that are attributable to those Fund investments. The Advisor and the Administrator will promptly forward such fees to the Funds. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions regarding the Funds' investments in the securities of unaffiliated money market funds, the AmSouth Money Market Funds, and the AmSouth Institutional Money Market Funds are contained in the Statement of Additional Information.

         In order to generate additional income, the Bond Fund, Limited Maturity Fund, Government Income Fund and the Capital Appreciation Funds may, from time to time, lend its securities to broker-dealers, banks or institutional borrowers of securities which are not affiliated directly or indirectly with the Trust. While the lending of securities may subject the Funds to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, each Fund will receive 100% collateral in the form of cash or other liquid securities. This collateral will be valued daily by the Advisor or Sub-Advisor and should the market value of the loaned securities increase, the borrower will furnish additional collateral to each Fund. During the time securities of a Fund are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by a Fund or the borrower at any time. While the Funds do not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor or Sub-Advisor has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

         The Government Income Fund and the Capital Appreciation Funds may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Government Income Fund in order to take advantage of what the Advisor or Sub-Advisor believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Government Income Fund and its transaction costs. The Bond Fund and Limited Maturity Funds will not purchase securities solely for the purpose of short-term trading.

         Each Capital Appreciation Fund will not invest more than 15% of its net assets in time deposits with maturities in excess of seven days which are subject to penalties upon early withdrawal.

         The portfolio turnover of each Capital Appreciation Fund and Income Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to the Fund's shareholders. To the extent portfolio turnover results in the realization of short-term capital gains, such gains are generally taxed at ordinary income tax rates. Portfolio turnover for the Small Cap Fund and the Enhanced Market Fund is estimated to not exceed 200% in the coming year. Portfolio turnover for the Select Equity Fund is estimated to not exceed 50% in the coming year.

                             INVESTMENT RESTRICTIONS

         Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund. See "GENERAL INFORMATION -- Miscellaneous" in this Prospectus.

         THE PRIME OBLIGATIONS FUND MAY NOT:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Prime Obligations Fund's total assets would be invested in such issuer, except that 25% or less of the value of the Prime Obligations Fund's total assets may be invested without regard to such 5% limitation. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

         2. Purchase any securities which would cause more than 25% of the value of the Prime Obligations Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, bank certificates of deposit or bankers' acceptances issued by a domestic bank or by a U.S. branch of a foreign bank provided that such U.S. branch is subject to the same regulation as U.S. banks, and repurchase agreements secured by bank instruments or obligations of the U.S. government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

         THE U.S. TREASURY FUND MAY NOT:

         1. Purchase securities other than bills, notes, and bonds issued by the U.S. Treasury, certain of which securities may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligation.

         THE TAX EXEMPT FUND MAY NOT:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 25% of the value of the Tax Exempt Fund's total assets may be invested without regard to such 5% limitation). For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-government user, a security is considered to be issued by such non-governmental user.

         2. Purchase any securities which would cause 25% or more of the Tax Exempt Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Securities; and provided, further, that for the purpose of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

         3. Acquire a put if, immediately after such acquisition, over 5% of the total amortized cost value of the Tax Exempt Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Tax Exempt Fund's total assets may be subject to puts without regard to such 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). For the purpose of this investment restriction and investment restriction No. 4 below, a put will be considered to be from the party to whom the Tax Exempt Fund will look for payment of the exercise price.

         4. Acquire a put that, by its terms would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after that acquisition, the amortized cost value of the security or securities underlying that put, when aggregated with the amortized cost value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total amortized cost value of the Tax Exempt Fund's assets.

         THE BOND FUND, THE LIMITED MATURITY FUND, THE GOVERNMENT INCOME FUND, THE MUNICIPAL BOND FUND AND THE CAPITAL APPRECIATION FUNDS MAY NOT:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in such issuer, or such Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of each Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This investment restriction does not apply to the Select Equity Fund.

         THE INCOME FUNDS AND THE CAPITAL APPRECIATION FUNDS MAY NOT:

         1. Purchase any securities which would cause more than 25% of the value of such Income Fund's or Capital Appreciation Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) for the Bond Fund, the Limited Maturity Fund, the Florida Fund, and the Municipal Bond Fund there is no limitation with respect to Municipal Securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user; (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

         THE TAX-FREE FUNDS MAY NOT:

         1. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Funds may acquire puts with respect to Eligible Municipal Securities and sell those puts in conjunction with a sale of those Eligible Municipal Securities.

         THE MONEY MARKET FUNDS, THE INCOME FUNDS, AND THE CAPITAL APPRECIATION FUNDS may not:

         1. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing (33 1/3% with respect to the Select Equity Fund); or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing (33 1/3% with respect to the Select Equity Fund). A Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         2. Make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend Fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.


                               VALUATION OF SHARES

         The net asset value of each Income Fund and Capital Appreciation Fund is determined and its Shares are priced as of 4:00 p.m., Eastern time (the "Valuation Time") on each Business Day of such Fund. The net asset value of each of the Prime Obligations Fund and the U.S. Treasury Fund is determined and its Shares are priced as of 1:00 p.m. and 4:00 p.m., Eastern time ("Valuation Times") on each Business Day of such Fund. The net asset value of the Tax Exempt Fund is determined and its Shares are priced as of 12:00 noon and 4:00 p.m., Eastern time (the "Valuation Times") on each Business Day of the Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the"NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Class, by the number of the outstanding Shares of that Class. The net asset value per Share of each Income Fund and Capital Appreciation Fund will fluctuate as the value of its investment portfolio changes.

         The securities in each Income Fund and Capital Appreciation Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the Trust believes accurately reflects fair value. For further information about valuation of investments in the Income Funds and Capital Appreciation Funds, see the Statement of Additional Information.

         The assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to rules and regulations of the Securities and Exchange Commission regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Trust seeks to maintain each Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares in each Fund are sold on a continuous basis by the Trust's distributor, BISYS Fund Services (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Trust at (800) 451-8382.

         Each Fund, except the U.S. Treasury Fund and the Tax Exempt Fund, has been divided into three classes of Shares: Premier Shares, Classic Shares and Class B Shares. Class B Shares are not currently offered in the Limited Maturity Fund, Government Income Fund, Florida Fund and Municipal Bond Fund. The U.S. Treasury Fund and the Tax Exempt Fund are divided into two classes of Shares:
Premier Shares and Classic Shares. The three classes of a particular Fund (or two classes with respect to the U.S. Treasury Fund and the Tax Exempt Fund) represent interests in the same investments and are identical in all respects except that (i) Classic Shares bear the expense of the fee under the Trust's Shareholder Servicing Plan (the "Servicing Plan"), which will cause the Classic Shares to have a higher expense ratio and to pay lower dividends than those of the Premier Shares, (ii) Class B Shares bear the expense of the fee under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), which will cause the Class B Shares to have a higher expense ratio and to pay a lower dividend than those of the Classic Shares or Premier Shares, (iii) Classic Shares have certain exclusive voting rights with respect to the Servicing Plan and Class B Shares have certain exclusive voting rights with respect to the Distribution Plan, and (iv) Classic Shares are subject to a front-end sales charge and Class B Shares are subject to a contingent deferred sales charge. The following investors qualify to purchase Premier Shares: (i) investors for whom AmSouth acts in a fiduciary, advisory, custodial, agency or similar capacity through an account with its Trust Department; (ii) investors who purchase Shares of a Fund through a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares; (iii) orders placed on behalf of other investment companies distributed by the Distributor and its affiliated companies; and (iv) investors who purchase through financial institutions approved by the Distributor. All other investors are eligible to purchase Classic Shares or Class B Shares only.

PURCHASES OF PREMIER SHARES

         Shares of the Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth.

         These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by AmSouth and its Customer are invested by the Distributor in Shares of a Money Market Fund.

         Premier Shares of the Trust sold to AmSouth on behalf of Customers will normally be held of record by AmSouth. With respect to Shares so sold, it is the responsibility of AmSouth to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by AmSouth and reflected in the account statements provided by AmSouth to Customers.

         Premier Shares of each Fund are purchased at the appropriate net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order in good form to purchase Shares. An order to purchase Money Market Fund Shares will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Trust's custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares which is transmitted by federal funds wire will be available the same day for investment by the Trust's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Trust strongly recommends that investors of substantial amounts use federal funds to purchase Shares.

         Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of such Fund. With respect to the Income Funds and the Capital Appreciation Funds, an order received prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

         With respect to the Money Market Funds, an order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day. Shares of the Prime Obligations Fund and the U.S. Treasury Fund purchased before 1:00 p.m., Eastern time, begin earning dividends on the same Business Day. Shares of the Tax Exempt Fund purchased before 12:00 noon, Eastern time, begin earning dividends on the same Business Day. All Shares of a Money Market Fund continue to earn dividends through the day before their redemption.

         In the case of orders for the purchase of Shares placed through a broker-dealer, the applicable public offering price will be calculated with reference to the net asset value as so determined, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Distributor prior to its close of business that same day

(normally 4:00 p.m. Eastern time). The broker-dealer is responsible for transmitting such orders by close of business. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer.

         There is no sales charge imposed by the Trust in connection with the purchase of Premier Shares of a Fund. Sales charges apply to purchases of other classes. Depending upon the terms of a particular Customer account, AmSouth may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in a Fund. Information concerning these services and any charges can be obtained from AmSouth. This Prospectus should be read in conjunction with any such information received from AmSouth.

         The Trust reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign and third party drafts or checks.

         Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares of the particular Fund owned by the Shareholder. Reports of purchases, redemptions and exchanges of Shares by AmSouth on behalf of its Customers will be sent by AmSouth to its Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.


EXCHANGE PRIVILEGE

EXCHANGES BETWEEN CLASSES OF A FUND

         Premier Shares of a Fund may be exchanged for Classic Shares of the same Fund, if the Shareholder ceases to be eligible to purchase Premier Shares. Premier Shares of a Fund may not be exchanged for Class B Shares. A sales charge is not imposed when Premier Shares are exchanged for Classic Shares of the same Fund. An exchange of Premier Shares for Classic Shares of the same Fund will not be a taxable event for a Shareholder.

EXCHANGES BETWEEN FUNDS

         Premier Shares of a Fund may be exchanged for Premier Shares of another Fund, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Premier Shares. Alternatively, Premier Shares of a Fund may be exchanged for Classic Shares of another Fund if a Shareholder is no longer eligible to purchase Premier Shares.

         An exchange of Premier Shares of one Fund for Premier or Classic Shares of another Fund is considered to be a taxable event for federal income tax purposes on which a Shareholder may realize a capital gain or loss.

ADDITIONAL INFORMATION ABOUT EXCHANGES

         The Trust does not impose a charge for processing exchanges of its Premier Shares. All exchanges will be effected based on the relative net asset value next determined after the exchange order is received. Before exchanging Shares, a Shareholder must receive a current prospectus describing the Shares to be acquired. An exchange may be made by calling the Trust at (800) 451-8382 or by mailing written instructions to the Transfer Agent. Exchange Privileges may be exercised only in those states where Shares of the Funds may legally be sold, and may be amended or terminated at any time upon sixty (60) days' prior notice to Shareholders.

         The Exchange Privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Excessive exchange transactions may potentially disrupt the management of the Trust and increase transaction costs. Accordingly, in order to prevent excessive use of the Exchange Privilege, the Trust has established a policy of prohibiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during a calendar year.

DIRECTED DIVIDEND OPTION

         Shareholders can elect to have dividend distributions (capital gains and dividends) paid by check or reinvested within the Fund or reinvested in other AmSouth Mutual Funds of the same shareholder registration without a sales charge. To participate in the Directed Dividend Option, a shareholder must maintain a minimum balance of $1,000 in each Fund into which he or she plans to reinvest dividends.

         The Directed Dividend Option may be modified or terminated without notice. In addition, the Trust may suspend a shareholder's Directed Dividend Option without notice if the account balance is less than the minimum $1,000. Participation in the Option may be terminated or changed by the shareholder at anytime by writing the Distributor. The Directed Dividend Option is not available to participants in an AmSouth Mutual Funds IRA.

CHECK WRITING SERVICE

         A Shareholder may write checks on his or her Prime Obligations Fund account for $1,000 or more. Once a Shareholder has signed and returned a signature card, he or she will receive a supply of checks drawn on Huntington National Bank. The check may be made payable to any person, and the Shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of a Fund account, a Shareholder should not use a check to close his or her account. The Shareholder's account will be charged a fee on stopping payment of a check upon the Shareholder's request or if the check cannot be honored because of insufficient funds or other valid reasons.

REDEMPTION OF SHARES

         Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at AmSouth. For example, if a Customer has agreed with AmSouth to maintain a minimum balance in his or her account with AmSouth, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or AmSouth may redeem for and on behalf of the Customer, all or part of the Customer's Shares of a Fund of the Trust to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

         A written request for redemption must be received by the Transfer Agent at AmSouth Mutual Funds, 3435 Stelzer Road, Columbus, OH 43219, in order to constitute a valid tender for redemption. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a previously designated bank account. There is no charge for having redemption requests mailed to a designated bank account.

REDEMPTION BY TELEPHONE

         A Shareholder may have the payment of redemption requests wired or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The wire redemption charge is currently $7.00, however, such charge may be reduced by the Transfer Agent. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the Trust at (800) 451-8382. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized account.

         During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Distributor by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES - Redemption by Mail."

PAYMENTS TO SHAREHOLDERS

         Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of Shares in an Income Fund and a Capital Appreciation Fund may be more or less than the amount invested. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from Income Fund and Capital Appreciation Fund Shareholders for next Business Day payments upon redemption of Shares if the request for redemption is received by the Transfer Agent before 4:00 p.m., Eastern time, on a Business Day or, if the request for redemption is received after 4:00 p.m., Eastern time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the Shareholders of the particular Income Fund or Capital Appreciation Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. To the greatest extent possible, the Trust will attempt to honor requests from Money Market Fund Shareholders for same day payments upon redemption of Shares if the request for redemption is received by the Transfer Agent before 12:00 noon, Eastern time, on a Business Day or, if the request for redemption is received after 12:00 noon, Eastern time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Trust or the Shareholders of the particular Money Market Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

         At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in portfolio securities at their then current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

         Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of

Shares by or on behalf of the Shareholder, the account of such Shareholder in any Fund has a value of less than $250. Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $250.

         See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" and
"VALUATION-Valuation of the Money Market Funds" in the Statement of Additional Information for examples of when the Trust may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the Investment Company Act of 1940.


                               DIVIDENDS AND TAXES

         Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, a Fund will not have to pay federal income taxes on net income and net capital gain income that it distributes to shareholders. Regulated investment companies are also subject to a federal excise tax if they do not distribute their income on a timely basis. Each Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net income and net capital gain income.

         The amount of dividends payable with respect to the Premier Shares will exceed dividends on Classic Shares, and the amount of dividends on Classic Shares will exceed the dividends on Class B Shares, as a result of the Shareholder Services Plan fee applicable to Classic Shares and the Distribution and Shareholder Services Plan fee applicable to Class B Shares.

         Additional information regarding federal taxes is contained in the Statement of Additional Information under "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION - Additional Tax Information."

         The following discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The following is also intended only as a brief summary of some of the important tax considerations generally affecting the Funds and Shareholders. Potential investors are urged to consult their tax advisors concerning their own tax situations and concerning the application of state and local taxes which may differ from the federal income tax consequences described below.

         Shareholders will be advised at least annually as to the character for federal income tax purposes of distributions made during the year.

THE MONEY MARKET FUNDS

         The net income of each Money Market Fund is declared daily as a dividend to Shareholders of record at the close of business on the day of declaration. Dividends will generally be paid monthly. Distributable net capital gains (if any) will be distributed at least annually. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the same class at net asset value as of the date of payment unless the Shareholder elects to receive such dividends or distributions in cash. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at P.O. Box 182733, Columbus, Ohio 43218-2733, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year.

INFORMATION SPECIFIC TO THE PRIME OBLIGATIONS FUND AND THE U.S. TREASURY FUND

         Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of each Fund's earnings and profits as determined for tax purposes. Because all of the net investment income of the Prime Obligations Fund and the U.S. Treasury Fund is expected to be interest income, it is anticipated that no distributions will qualify for the dividends-received deduction for corporate shareholders. The Prime Obligations Fund and the U.S. Treasury Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code. Dividends received by a Shareholder that are derived from the U.S. Treasury Fund's investments in U.S. government obligations may not be eligible for exemption from state and local taxes even though the income on such investments would have been exempt from state and local taxes if the Shareholder directly held such investments. In addition, the state and local tax exemption for interest earned on U.S. government obligations may not extend to income earned on U.S. government obligations that are subject to a repurchase agreement. Shareholders are advised to consult their own tax advisors concerning their own tax situation and the application of state and local taxes.

THE INCOME FUNDS

         A dividend for each Income Fund will be declared monthly at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of the Fund as determined to be necessary or appropriate by the appropriate officers of the Trust. Dividends will generally be paid monthly. Distributable net realized capital gains are distributed annually to Shareholders of record. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares unless the Shareholder elects to receive such dividends or distributions in cash. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a Shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to the Transfer Agent at P.O. Box 182733, Columbus, Ohio 43218-2733, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

INFORMATION SPECIFIC TO THE BOND FUND, THE LIMITED MATURITY FUND AND THE GOVERNMENT INCOME FUND

         Distributions by the Bond Fund, the Limited Maturity Fund and the Government Income Fund of ordinary income and/or an excess of short-term capital gain over net long-term loss are taxable to shareholders as ordinary income. It is not expected that the dividends-received deduction for corporations will apply to these distributions.

         Distributions designated by the Bond Fund, the Limited Maturity Fund and the Government Income Fund as derived from net gains on securities held for more than one year, but not more than 18 months, or, from net gains on securities held for more than 18 months, are taxable to Shareholders as such regardless of how long the Shareholder has held Shares in such Fund. Such distributions are not eligible for the dividends-received deduction.

         Prior to purchasing Shares of the Bond Fund, the Limited Maturity Fund or the Government Income Fund, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gains distributions paid after a purchase of Shares are subject to federal income taxes, although in some circumstances the dividends or distributions may be, as an economic matter, a return of capital. A Shareholder should consult his or her own advisor for any special advice.

         Dividends received by a Shareholder that are derived from the Bond Fund's, the Limited Maturity Fund's or the Government Income Fund's investments in U.S. government obligations may not be entitled to the exemptions from state and local income taxes that would be available if the Shareholder had purchased U.S. government obligations directly.

         A Shareholder will generally recognize long-term capital gain or loss on the sale or exchange of shares in an Income Fund held by the Shareholder for more than twelve months. If a Shareholder receives a capital gain dividend with respect to a Share of the Bond Fund, Limited Maturity Fund, and Government Income Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share shall be treated as a long-term capital loss to the extent of the capital gain dividend.

         The holder of a security issued with "original issue discount" (including a zero-coupon U.S. Treasury security) is required to accrue as income each year a portion of the discount at which the security was purchased, even though the holder does not currently receive the interest payment in cash. A security has original issue discount if its redemption price exceeds its issue price by more than a de minimis amount. Accordingly, the Bond Fund, the Limited Maturity Fund and the Government Income Fund may be required to distribute each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of its portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

INFORMATION SPECIFIC TO THE TAX EXEMPT FUND, THE FLORIDA FUND AND THE MUNICIPAL BOND FUND

          Shareholders of the Tax Exempt Fund and the Tax-Free Funds may treat as exempt interest and exclude from gross income for federal income tax purposes dividends derived from net exempt-interest income and designated by the Funds as exempt interest dividends. However, such dividends may be taxable to shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes.

         Dividends from the Tax Exempt and Tax-Free Funds attributable to exempt-interest dividends may cause the social security and railroad retirement benefits of individual Shareholders to become taxable, or increase the amount that is taxable. Interest on indebtedness incurred by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes to the extent the Funds distribute exempt-interest dividends during the Shareholder's taxable year. The amount of the disallowed interest deduction is the total amount of interest paid or accrued on the indebtedness multiplied by a fraction, the numerator of which is the amount of exempt-interest dividends received by the Shareholder and the denominator of which is the sum of the exempt-interest dividends and taxable dividends received by the Shareholder (excluding capital gain dividends received by the Shareholder and capital gains required to be included in the Shareholder's computation of long-term capital gains under Section 852(b)(3)(D) of the Code). It is anticipated that distributions from the Tax Exempt and Tax-Free Funds will not be eligible for the dividends-received deduction for corporate shareholders.

         Gains on the sale of Shares in the Tax Exempt and Tax-Free Funds will be subject to federal, state, and local taxes. If a Shareholder receives an exempt-interest dividend with respect to any Share of the Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend.

         The Tax Exempt Fund and the Tax-Free Funds may at times purchase Municipal Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in a Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

         To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit, market discount or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax and may be subject to state and local tax. A Shareholder should consult his or her own tax advisor for any special advice.

         Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income of individual and corporate Shareholders for the purpose of determining liability (if any) for the applicable alternative minimum tax. All tax-exempt interest dividends will be required to be taken into account in calculating the alternative minimum taxable income of corporate Shareholders.

ALABAMA TAXES

         Section 40-18-14(2)f of the Alabama Code specifies that interest on obligations of the State of Alabama and any county, municipality or other political subdivision thereof is exempt from personal income tax. Section 40-18-14(2)d provides similar tax-exempt treatment for interest on obligations of the United States or its Possessions (including Puerto Rico, Guam and the Virgin Islands). In addition, Regulation Section 810-3-14-.02(4)(b)2 and an Administrative ruling of the Alabama Department of Revenue dated March 1, 1990 extend these exemptions for interest to distributions from a regulated investment company to the extent that they are paid out of interest earned on such exempt obligations. Tax-exempt treatment is not available on distributions from income earned on securities that are merely guaranteed by the federal government (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations or for obligations of other states to the extent such investments are made by the Fund for temporary or defensive purposes. Such interest will be taxable on a pro rata basis.

         Any distributions of net short-term and net long-term capital gain earned by the Fund are fully includable in each Shareholder's Alabama taxable income as dividend income and long-term capital gain, respectively. Both types of income are currently taxed at ordinary rates.

         The foregoing discussion is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important Alabama tax considerations generally affecting the Municipal Fund and its Shareholders. Potential investors are urged to consult their tax advisors concerning their own tax situation and concerning the application of state and local (as well as federal) taxes.

FLORIDA TAXES

         The State of Florida does not impose an income tax on individuals. Therefore, distributions of the Florida Fund to individuals will not be subject to personal income taxation in Florida. Corporations and other entities subject to the Florida income tax will be subject to tax on distributions of investment income and capital gains by the Fund. Distributions attributable to interest on obligations of any state (including Florida), the District of Columbia, U.S. possessions, or any political subdivision thereof, will be taxable to corporations and other entities for Florida income tax purposes even though such interest income is exempt from federal income tax. Similarly, distributions attributable to interest on obligations of the United States and its territories will be taxable to corporations and other entities under the Florida income tax. For individuals and other entities subject to taxation in states and localities other than Florida, distributions of the Fund will be subject to applicable taxes imposed by such other states and localities.

         In the opinion of special Florida tax counsel to the Fund, shareholders of the Florida Fund who are subject to the Florida Intangible Personal Property Tax (the "Intangible Tax") will not be subject to the Intangible Tax on shares of the Florida Fund if, on the first day of the applicable calendar year, the assets of the Florida Fund consist solely of obligations of Florida or its political subdivisions; obligations of the United States, Puerto Rico, the Virgin Islands or Guam; or bank deposits, cash or other assets which would be exempt from the Intangible Tax if directly held by the shareholder. A Technical Assistance Advisement confirming this tax treatment has been obtained from the Florida Department of Revenue. As described above, it is the Florida Fund's policy to invest at least 80% of its net assets in Florida Municipal Securities exempt from the Intangible Tax under normal market conditions. The Florida Fund intends to insure that, absent abnormal market conditions, all of its assets held on January 1 of each year are exempt from the Intangible Tax. Accordingly, the value of the Florida Fund shares held by a shareholder should ordinarily be exempt from the Intangible Tax. However, if on any January 1 the Florida Fund holds investments that are not exempt from the Intangible Tax, the Florida Fund's shares could be wholly or partially subject to the Intangible Tax for that year.

         The foregoing discussion is intended only as a brief summary of the Florida tax laws currently in effect which would generally affect the Florida Fund and its shareholders. Potential investors are urged to consult with their Florida tax counsel concerning their own tax situation.

THE CAPITAL APPRECIATION FUNDS

         The net income of each of the Capital Appreciation Funds will be declared monthly as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. Distributable net realized capital gains are distributed at least annually to Shareholders of record. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares unless the Shareholder elects to receive such dividends or distributions in cash. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a Shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to the Transfer Agent at P.O. Box 182733, Columbus, Ohio 43218-2733, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

         A distribution to a Shareholder of net investment income (generally the Fund's ordinary income) and the excess, if any, of net short-term capital gain over net long-term loss will be taxable to the Shareholder as ordinary income. The 70% dividends-received deduction for corporations generally will apply to the Fund's distributions to corporations that meet the holding period requirements in the Code to the extent such distributions represent amounts that would qualify for the dividends-received deduction when received by the Fund if the Fund were a regular corporation and are designated by the Fund as qualifying for the dividends-received deduction.

         A distribution designated by a Capital Appreciation Fund as deriving from net gains on securities held for more than one year is taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in such Fund. Such distributions are not eligible for the dividends-received deduction.

         Prior to purchasing Shares of a Capital Appreciation Fund, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. A Shareholder should consult his or her own advisor for any special advice.

         Dividends received by a Shareholder that are derived from a Capital Appreciation Fund's investments in U.S. government obligations may not be entitled to the exemptions from state and local income taxes that would be available if the Shareholder had purchased U.S. government obligations directly.

         A Shareholder will generally recognize capital gain or loss on the sale or exchange of shares in a Capital Appreciation Fund. If a Shareholder receives a capital gain dividend with respect to a Share of a Capital Appreciation Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share shall be treated as a long-term capital loss to the extent of the capital gain dividend.


                       MANAGEMENT OF AMSOUTH MUTUAL FUNDS

TRUSTEES OF THE TRUST

         Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently six Trustees, two of whom are "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):


                                             Position(s) Held         Principal Occupation
Name, Address and Age                        With the Trust           During the Past 5 Years
---------------------                        --------------           -----------------------
George R. Landreth*, 56                      Chairman                 From December 1992 to
BISYS Fund Services                                                   present, employee of
3435 Stelzer Road                                                     BISYS Fund Services
Columbus, OH 43219                                                    Limited Partnership; from
                                                                      July 1991 to December
                                                                      1992, employee of PNC
                                                                      Financial Corp.; from
                                                                      October 1984 to July
                                                                      1991, employee of The
                                                                      Central Trust Co., N.A

Dick D. Briggs, Jr., M.D., 64                Trustee                  From September 1989 to
459 DER Building                                                      present, Emeritus
1808 7th Avenue South                                                 Professor and Eminent
UAB Medical Center                                                    Scholar Chair, Univ. of
Birmingham, Alabama 35294                                             Alabama at Birmingham;
                                                                      from October 1979 to
                                                                      present, Physician,
                                                                      University of Alabama
                                                                      Health Services
                                                                      Foundation; from 1981 to
                                                                      1995, Professor and Vice
                                                                      Chairman, Department of
                                                                      Medicine, University of
                                                                      Alabama at Birmingham
                                                                      School of Medicine; from
                                                                      June 1988 to October
                                                                      1992, President, Chief
                                                                      Executive Officer and
                                                                      Medical Director,
                                                                      University of Alabama
                                                                      Health Services
                                                                      Foundation

Wendell D. Cleaver, 63                       Trustee                  From September 3, 1993 to
209 Lakewood Drive,                                                   present, retired; from
West Mobile, Alabama 36608                                            December 1988 to August,
                                                                      1993, Executive Vice
                                                                      President, Chief
                                                                      Operating Officer and
                                                                      Director, Mobile Gas
                                                                      Service Corporation

J. David Huber*, 52                          Trustee                  From June 1987 to
BISYS Fund Services                                                   present, employee of
3435 Stelzer Road                                                     BISYS Fund Services
Columbus, OH  43219                                                   Limited Partnership

Homer H. Turner, Jr., 70                     Trustee                  From June 1991 to
751 Cary Drive                                                        present, retired; until
Auburn, Alabama  36830                                                June 1991, Vice
                                                                      President, Birmingham
                                                                      Division, Alabama Power
                                                                      Company

James H. Woodward, Jr., 58                   Trustee                  From 1996 to present,
The University of North                                               Trustee, The Sessions
  Carolina at Charlotte                                               Group; from July 1989 to
Charlotte, North Carolina 28223                                       present, Chancellor, The
                                                                      University of North
                                                                      Carolina at Charlotte;
                                                                      from April 1997 to
                                                                      present, Trustee, BISYS
                                                                      Variable Insurance Funds;
                                                                      from August 1984 to July
                                                                      1989, Senior Vice
                                                                      President, University
                                                                      College, University of
                                                                      Alabama at Birmingham

--------------------

         * Indicates an "interested person" of the Trust as defined in the Investment Company Act of 1940.

         The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS

Fund Services, or BISYS Fund Services, Inc. receives any compensation from the Trust for acting as a Trustee. The officers of the Trust (see the Statement of Additional Information) receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Huber and Landreth are employees and executive officers of BISYS Fund Services.

INVESTMENT ADVISOR

         AmSouth is the Advisor of each Fund of the Trust. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of July 31, 1998 of $19.9 billion and operated 276 banking offices in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of July 31, 1998, AmSouth and its affiliates had over $8.8 billion in assets under discretionary management and provided custody services for an additional $18.7 billion in securities. AmSouth is the largest provider of trust services in Alabama and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.

         Subject to the general supervision of the Trust's Board of Trustees and in accordance with the respective investment objectives and restrictions of the Funds, the Advisor manages the Funds (except with respect to the Equity Income Fund, the Capital Growth Fund, the Small Cap Fund, the Select Equity Fund, and the Enhanced Market Fund), makes decisions with respect to and places orders for all purchases and sales of their investment securities, and maintains their records relating to such purchases and sales.

         Brian B. Sullivan, CFA is the portfolio manager for the Bond Fund and, as such, has had primary responsibility for the day-to-day portfolio management of the Bond Fund since 1992. Mr. Sullivan has been a portfolio manager at AmSouth since 1984, and is currently Senior Vice President and Trust Investment Officer in charge of fixed income investments.

         John P. Boston, CFA, has been the portfolio manager for the Limited Maturity Fund since August, 1995, and of the Government Income Fund since inception and, as such, has primary responsibility for the day-to-day portfolio management of the Limited Maturity and Government Income Funds. Mr. Boston has been associated with AmSouth's Trust Investment Group for over five years and is currently a Vice President and Trust Investment Officer.

         Dorothy E. Thomas, CFA, is the portfolio manager for the Municipal Bond Fund since inception, and as such, has primary responsibility for the day-to-day management of the Fund's portfolio. Ms. Thomas has been associated with AmSouth's Trust Investment Group for over ten years and is currently Vice President and Trust Investment Officer.

         Steven L. Cass, is the portfolio manager for the Florida Fund and, as such, has primary responsibility for the day-to-day portfolio management of the Fund's portfolio. Mr. Cass has been associated with AmSouth's Trust Investment Group since October, 1995 and is currently Assistant Vice President and Trust Investment Officer. Mr. Cass was a registered representative and insurance agent employed by First of America Securities, Great Western Financial Securities, and CM Financial Group for three years prior to joining AmSouth.

         Pedro Verdu, CFA, is the portfolio manager for the Equity Fund, Regional Equity Fund, and Balanced Fund and, as such, has had primary responsibility for the day-to-day portfolio management of each of these Funds since their inception. Mr. Verdu has twenty-four years of experience as an analyst and portfolio manager; he is currently the Director of Equity Investing at AmSouth.

         Under investment advisory agreements between the Trust and the Advisor, the fee payable to the Advisor by each Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of: forty one hundredths of one percent (0.40%) of each Money Market Fund's average daily net assets; sixty-five one-hundredths of one percent (0.65%) of each Income Fund's average daily net assets; eighty one-hundredths of one percent (0.80%) of each of the Equity, Regional Equity, Balanced, Equity Income , Capital Growth, and Select Equity Fund's average daily net assets; one hundred twenty one-hundredths of one percent (1.20%) of the Small Cap Fund's average daily net assets; and forty-five one-hundredths of one percent (0.45%) of the Enhanced Market Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. With respect to the Capital Appreciation Funds, while this fee may be higher than the advisory fee paid by most mutual funds, it is believed to be comparable to advisory fees paid by many funds having similar objectives and policies. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

         During the Trust's fiscal year ended July 31, 1998, the Advisor received investment advisory fees amounting to 0.40% of the Prime Obligation Fund's average daily net assets, 0.40% of the U.S. Treasury Fund's average daily net assets and 0.20% of the Tax Exempt Fund's average daily net assets, after voluntary fee reductions with respect to the Tax Exempt Fund.

         During the Trust's fiscal year ended July 31, 1998, the Advisor received investment advisory fees amounting to 0.50% of the Bond Fund's average daily net assets, 0.50% of the

Limited Maturity Fund's average daily net assets, 0.30% of the Government Income Fund's average daily net assets, 0.30% of the Florida Fund's average daily net assets, and 0.40% of the Municipal Bond Fund's average daily net assets.

         During the Trust's fiscal year ended July 31, 1998, the Advisor received investment advisory fees amounting to 0.80% of the Equity Fund's average daily net assets, 0.80% of the Regional Equity Fund's average daily net assets , 0.80% of the Balanced Fund's average daily net assets, 0.80% of the Capital Growth Fund's average daily net assets, 0.80% of the Equity Income Fund's average daily net assets . For the period from March 2, 1998 to July 31, 1998, the Advisor received investment advisory fees amounting to 1.20% of the Small Cap Fund's average daily net assets.

INVESTMENT SUB-ADVISORS

ROCKHAVEN ASSET MANAGEMENT, LLC


         Rockhaven Asset Management, LLC ("Rockhaven") serves as sub-advisor to the Equity Income Fund pursuant to a Sub-Advisory Agreement with the Advisor ("Sub-Advisor"). Under the Sub-Advisory Agreement, the Sub-Advisor manages the Fund, selects investments, and places all order for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and the Advisor in accordance with the Fund's investment objective, policies, and restrictions.

         Rockhaven is 50% owned by AmSouth and 50% owned by Mr. Christopher H. Wiles. Rockhaven was organized in 1997 to perform advisory services for investment companies and has its principal offices at 100 First Avenue, Suite 1050, Pittsburgh, PA 15222.

         For its services and expenses incurred under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee, payable by the Advisor. The fee is computed daily and paid monthly at the annual rate of forty-eight one-hundredths of one percent (0.48%) of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by the Advisor and Sub-Advisor.

         Mr. Wiles is the portfolio manager for the Equity Income Fund, and, as such, has the primary responsibility for the day-to-day portfolio management of the Fund. Mr. Wiles is the President and Chief Investment Officer of Rockhaven. From August 1, 1991 to January 31, 1997, he was the portfolio manager of the Federated Equity Income Fund.

         The cumulative total return for the Federated Equity Income Fund from August 1, 1991 through January 31, 1997 was 139.82%, absent the imposition of a sales charge. The cumulative total return for the same period for the Standard & Poor's Composite Stock Price Index ("S&P 500 Index") was 135.09%. At January 31, 1997, the Federated Equity Income Fund had approximately $970 million in net assets. As portfolio manager of the Federated

Equity Income Fund, Mr. Wiles had full discretionary authority over the selection of investments for that fund. Average annual total returns for the one-year, three-year, and five-year periods ended January 31, 1997 and for the entire period during which Mr. Wiles managed that fund compared with the performance of the S&P 500 Index and the Lipper Equity Income Fund Index were:

                        PRIOR PERFORMANCE OF THE CLASS A
                   SHARES OF THE FEDERATED EQUITY INCOME FUND

                                    Federated                  S&P 500            Lipper Equity
                              Equity Income Fund+ *            Index @          Income Fund Index #
                              ---------------------            -------          -------------------
CLASS A SHARES (absent imposition of sales charge)
One Year                            23.26%                     26.34%                19.48%
Three Years                         17.03%                     20.72%                15.09%
Five Years                          16.51%                     17.02%                14.73%
August 1, 1991 through
  January 31, 1997                  17.25%                     16.78%                14.99%

CLASS A SHARES (assuming imposition of the
Federated Equity Income Fund's maximum sales charge)

One Year                            16.48%
Three Year                          14.85%
Five Year                           15.20%
August 1, 1991 through              16.05%
January 31, 1997

---------------------

+ Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

* During the period from August 1, 1991 through January 31, 1997, the operating expense ratio of the Class A Shares of the Federated Equity Income Fund ranged from 0.95% to 1.05 of the fund's average daily net assets. These operating expenses were lower than the projected operating expenses of the Premier Shares of the AmSouth Equity Income Fund. If the actual operating expenses of the Premier Shares of the AmSouth Equity Income Fund are higher than the historical operating expenses of the Class A Shares of the Federated Equity Income Fund, this could negatively affect performance.

@ The S&P 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the U.S. stock market. The Index is adjusted to reflect reinvestment of dividends.

# The Lipper Equity Income Fund Index is equally weighted and composed of the largest mutual funds within its investment objective. These funds seek high current income and growth of income through investing 60% or more of their respective portfolios in equity securities.

         The Federated Equity Income Fund does not offer Premier Shares, therefore the performance data is shown for the Class A Shares, the shares most similar to Premier Shares. However, since the Premier Shares of the AmSouth Equity Income Fund do not impose a sales charge, the Federated Equity Income Fund performance data, absent the imposition of a sales charge, reflects the most comparable past performance.

         HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The Federated Equity Income Fund is a separate fund and its historical performance is not indicative of the potential performance of the AmSouth Equity Income Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

         Christopher Wiles was the Federated Equity Income Fund's portfolio manager from August 1, 1991 to January 31, 1997. Mr. Wiles joined Federated Investors in 1990 and served as a Vice President of the fund's investment advisor from 1992 and Senior Vice President from October, 1996 to January 31, 1997. Mr. Wiles served as Assistant Vice President of the fund's investment advisor in 1991. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University.

PEACHTREE ASSET MANAGEMENT

         Peachtree Asset Management ("Peachtree" or "Sub-Advisor") serves as investment sub-advisor to the Capital Growth Fund, pursuant to a Sub-Advisory Agreement with AmSouth. The Capital Growth Fund commenced operations on August 4, 1997. Under the Sub-Advisory Agreement, Peachtree manages the fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and AmSouth in accordance with the Fund's investment objectives, policies and restrictions.

         Peachtree is a division of Mutual Management Corp., a wholly-owned subsidiary of Salomon Smith Barney Holdings, Inc., which in turn is a wholly-owned subsidiary of Travelers Group Inc. Peachtree has performed advisory services since 1994 for institutional clients, and has its principal offices at 303 Peachtree Street, N.E., Atlanta, GA 30308. Mutual Management Corp. and its predecessors have been providing investment advisory services to mutual funds since 1968. As of July 31, 1998, Mutual Management Corp. had aggregate assets under management of approximately $110 billion.

         For its services and expenses incurred under the Sub-Advisory Agreement, Peachtree is entitled to a fee payable by AmSouth, computed daily and paid monthly at the annual rate of forty-eight one-hundredths of one percent (0.48%) of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by AmSouth and Peachtree.

         Dennis A. Johnson is the portfolio manager for the Capital Growth Fund, and , as such has the primary responsibility for the day-to-day portfolio management of the Fund. Mr. Johnson, who has been employees by Peachtree since 1994, is President and Chief Investment Officer of Peachtree. From 1989 to 1994, Mr. Johnson was Vice President and Portfolio Manager at Trusco Capital, the investment management subsidiary of Trust Company Bank, Atlanta, Georgia.

SAWGRASS ASSET MANAGEMENT, LLC

         Sawgrass Asset Management, LLC ("Sawgrass") serves as investment sub-adviser to the Small Cap Fund, pursuant to a Sub-Advisory Agreement with AmSouth. The Small Cap Fund commenced operations as of March 2, 1998. Under the Sub-Advisory Agreement, Sawgrass manages the Fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and AmSouth in accordance with the Fund's investment objectives, policies and restrictions.

         Sawgrass is 50% owned by AmSouth and 50% owned by Sawgrass Asset Management, Inc. Sawgrass Asset Management, Inc. is controlled by Mr. Dean McQuiddy, Mr. Brian Monroe and Mr. Andrew Cantor. Sawgrass was organized in January, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 4337 Pablo Oaks Court, Jacksonville, FL 32224.

         For its services and expenses incurred under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee, payable by the Advisor. The fee is computed daily and paid monthly at the annual rate of eighty-four one-hundredths of one percent (0.84%) of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by the Advisor and Sub-Advisor.

         Mr. Dean McQuiddy, CFA, is the portfolio manager for the Small Cap Fund, and, as such, has the primary responsibility for the day-to-day portfolio management of the Fund. He received his B.S. in Finance from the University of Florida. Mr. McQuiddy holds membership in the Association of Management and Research. He has 16 years of investment experience.

         The following tables set forth the performance data relating to the historical performance of an institutional fund (the Employee Benefit Small Capitalization Fund) and a mutual fund (the Emerald Small Capitalization Fund), since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the AmSouth Small Cap Fund. Mr. Dean McQuiddy, a Principal of Sawgrass, is the portfolio manager for the Small Cap Fund, and, as such, has the primary responsibility for the day-to-day portfolio management of the Fund. From January 1, 1987 to December 31, 1997, he was the portfolio manager of the Employee Benefit Small Capitalization Fund, a common trust fund managed by Barnett Bank for employee benefit plan accounts. On January 4, 1994, the Employee Benefits Small Capitalization Fund transferred the majority of its assets to the Emerald Small Capitalization Fund. Mr. McQuiddy was the portfolio manager for the Emerald Small Capitalization Fund from its inception through December 31, 1997. This data is provided to illustrate the past performance of Mr. McQuiddy in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Small Cap Fund. Investors should not consider this performance data as an indication of future performance of the Small Cap Fund.

         The performance data shown below relating to the institutional account was calculated in accordance with required recommended standards of the Association for Investment Management and Research(1) ("AIMR"), retroactively applied to all time periods. The returns of the institutional account were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and loses. The returns of the institutional account reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by Barnett's institutional private account, without provision for federal or state income taxes. Custodial fees of the institutional account, if any, were not included in the calculation. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The yearly returns of the institutional fund are calculated by geometrically linking the monthly returns.


--------

(1) AIMR is a non-profit membership and education organization with more than 30,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and
     (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

         The institutional private account was not subject to the same types of expenses to which the Small Cap Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the institutional account could have been adversely affected if the account had been regulated as investment company under the federal securities laws.

         The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

         The investment results presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Small Cap Fund or an individual investor investing in such Fund. The investment results were not calculated pursuant to the methodology established by the SEC that will be used to calculate the Small Cap Fund's performance results. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

         All information set forth in the tables below relies on data supplied by Sawgrass or from statistical services, reports or other sources believed by Sawgrass to be reliable. However, except as otherwise indicated, such information has not been verified and is unaudited.

                                    Sawgrass Small Cap          Russell 2000(R)
            Year                       Composite                Growth Index(1)
            ----                       ---------                ---------------

            1988                         11.73%                   20.37%
            1989                         12.64%                   20.17%
            1990                       (13.35)%                 (17.41)%
            1991                         56.66%                   51.19%
            1992                         21.94%                    7.77%
            1993                         20.99%                   13.36%
            1994                          0.99%                  (2.43)%
            1995                         37.79%                   31.04%
            1996                         11.72%                   11.43%
            1997                         13.49%                   12.86%
            Last 5 Years(2)              16.38%                   12.76%
            Last 10 Years(2)             16.09%                   13.50%

---------------

(1) The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

(2)  Through December 31, 1997.


                  PRIOR PERFORMANCE OF THE INSTITUTIONAL SHARES
                    OF THE EMERALD SMALL CAPITALIZATION FUND

         The cumulative total return for the Institutional Shares of the Emerald Small Capitalization Fund from January 4, 1994 through December 31, 1997 was 66.3%. The cumulative total return for the same period for the Russell 2000 Growth Index was 60.8%. At December 31, 1997, the Emerald Small Capitalization Fund had approximately $180 million in assets. As portfolio manager of the Emerald Small Capitalization Fund, Mr. McQuiddy had full discretionary authority over the selection of investments for that fund. Average annual total returns for the Institutional Shares for the one-year, three-year and since inception through December 31, 1997 period (the entire period during which Mr. McQuiddy managed the Institutional Shares of the Emerald Small Capitalization Fund), compared with the performance of the Russell 2000 Growth Index were:

                                         Emerald Small             Russell 2000
                                        Capitalization                Growth
                                            Fund(1)                   Index(2)
                                            -------                   --------

INSTITUTIONAL SHARES
One Year                                      13.2%                     12.9%
Three Years                                   18.8%                     18.1%
Since Inception                               13.6%                     12.6%

----------------------

(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

(2) The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.


         During the period from January 4, 1994 through December 31, 1997, the operating expense ratio of the Institutional Shares (the shares most similar to the Premier Shares of the AmSouth Small Cap Fund) of the Emerald Small Capitalization Fund ranged from 1.24% to 1.48% of the Fund's average daily net assets. If the actual operating expenses of the AmSouth Small Cap Fund are higher than the historical operating expenses of the Emerald Small Capitalization Fund, this could negatively affect performance.

         HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The Emerald Small Capitalization Fund is a separate fund and its historical performance is not indicative of the potential performance of the AmSouth Small Cap Fund, Share prices and investment returns will fluctuate reflecting market conditions, as well as change in company-specific fundamentals of portfolio securities.

OAKBROOK INVESTMENTS, LLC

         OakBrook Investments, LLC ("OakBrook") serves as Sub-Advisor to the Enhanced Market Fund and the Select Equity Fund pursuant to a Sub-Advisory Agreement with the Advisor. Under the Sub-Advisory Agreement, the Sub-Advisor manages the Funds, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and the Advisor in accordance with each Fund's investment objective, policies, and restrictions.

         OakBrook is 50% owned by AmSouth and 50% owned by Neil Wright, Janna Sampson and Peter Jankovskis. OakBrook was organized in February, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 701 Warrenville Road, Suite 135, Lisle, IL 60532.

         For its services and expenses incurred under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee, payable by the Advisor. The fee is computed daily and paid monthly at the annual rate of fifty-six one-hundredths of one percent (0.56%) with respect to the Select Equity Fund and thirty-two one-hundredths of one percent (0.32%) with respect to the Enhanced Market Fund or such lower fee as may be agreed upon in writing by the Advisor and Sub-Advisor.

         The Select Equity Fund and the Enhanced Market Fund are managed by a team from OakBrook Investments, LLC. Dr. Neil Wright, Ms. Janna Sampson and Dr. Peter Jankovskis are the portfolio managers for the Select Equity Fund and the Enhanced Market Fund. They have managed both Funds since their inception and, as such, have the primary responsibility for the day-to-day portfolio management of the Funds. Dr. Wright is OakBrook's President and the Chief Investment Officer. He holds a doctorate in economics. From 1993 to 1997, Dr. Wright was the Chief Investment Officer of ANB Investment Management & Trust Co. ("ANB"). He managed ANB's Large Cap Growth Fund and other equity funds since 1981. Ms. Sampson is OakBrook's Director of Portfolio Management. She holds a Master of Arts degree in economics. From 1993 to 1997, Ms. Sampson was Senior Portfolio Manager for ANB. She has worked in the investment field since 1981 and was a portfolio manager at ANB since 1987. Dr. Jankovskis is OakBrook's Director of Research. He holds a doctorate in economics. He has conducted economic research since 1988. From August, 1992 to July, 1996, Dr. Jankovskis was an Investment Strategist for ANB and from July, 1996 to December, 1997 was the Manager of Research for ANB.

ADMINISTRATOR AND DISTRIBUTOR

         ASO Service Company ("ASO") is the administrator for each Fund of the Trust and BISYS Fund Services ("BISYS") acts as the Trust's principal underwriter and distributor (the "Administrator" and the "Distributor," respectively). ASO is a wholly owned subsidiary of BISYS. BISYS is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

         The Administrator generally assists in all aspects of the Funds' administration and operation. Under management and administration agreements between the Trust, the fee payable by each Fund to the Administrator for administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

         During the Trust's fiscal year ended July 31, 1998, ASO received administration fees amounting to 0.20% of each Money Market Fund's average daily net assets. During the Trust's fiscal year ended July 31, 1998, ASO received administration fees, after voluntary fee reductions, amounting to 0.12% of the Bond Fund's average daily net assets; 0.12% of the Limited Maturity Fund's average daily net assets; 0.10% of the Government Income Fund's average daily net assets; 0.10% of the Florida Fund's average daily net assets; 0.12% of the Municipal Bond Fund's average daily net assets; 0.20% of the Equity Fund's average daily net assets, 0.20% of the Regional Equity Fund's average daily net assets, 0.20% of the Balanced Fund's average daily net assets; 0% of the Capital Growth Fund's average daily net assets; 0.20% of the Equity Income Fund's average daily net assets. For the period from March 2, 98 (commencement of operations) through July 31, 1998, ASO received administration fees amounting to 0% of the Small Cap Fund's average daily net assets.

SUB-ADMINISTRATORS

         AmSouth serves as a Sub-Administrator to the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to ten one-hundredths of one percent (0.10%) of each Fund's average daily net assets.

         BISYS Fund Services serves as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS is entitled to compensation as mutually agreed from time to time by it and the Administrator.

EXPENSES

         AmSouth and the Administrator each bear all expenses in connection with the performance of their services as Advisor and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. No Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Fund; such costs will be borne by the Distributor.

         As a general matter, expenses are allocated to the Classic, Class B, and Premier Class of a Fund on the basis of the relative net asset value of each Class. At present, the only expenses that will be borne solely by Classic and Class B Shares, other than in accordance with the relative net asset value of the Class, are expenses under the Servicing Plan with respect to the Classic Shares and under the Distribution Plan with respect to the Class B Shares.

BANKING LAWS

         AmSouth believes that it possesses the legal authority to perform the investment advisory services for the Funds contemplated by its investment advisory agreement with the Trust and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Trust. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which AmSouth could continue to perform such services for the Trust. See "MANAGEMENT OF THE TRUST - Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.


                               GENERAL INFORMATION

DESCRIPTION OF THE TRUST AND ITS SHARES

         The Trust was organized as a Massachusetts business trust on October 1, 1987. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into eighteen series of shares, one for each of the following Funds: the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund, the AmSouth Bond Fund, the AmSouth Municipal Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Florida Tax-Free Fund, the AmSouth Institutional Prime Obligations Fund, and the AmSouth Institutional U.S. Treasury Fund. Each Fund, except the AmSouth Florida Tax-Free Fund and the AmSouth Select Equity Fund, is a diversified fund under the Investment Company Act of 1940, as amended. Each Fund, except for the U.S. Treasury Fund, the Tax Exempt Fund, the Institutional Prime Obligations Fund, and the Institutional U.S. Treasury Fund, has authorized three classes of
Shares: Premier Shares, Classic Shares, and Class B Shares. However, Class B Shares are not currently offered in the AmSouth Limited Maturity Fund, the Government Income Fund, the Florida Fund, and the Municipal Bond Fund. The U.S. Treasury Fund and the Tax Exempt Fund have authorized two classes of Shares:
Premier Shares and Classic Shares. The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund have authorized three classes of Shares:
Class I Shares, Class II Shares, and Class III Shares. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

         Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual series or class, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, (iii) when matters pertain to the Servicing Plan, and (iv) when matters pertain to the Distribution Plan.

         Overall responsibility for the management of the Trust is vested in the Board of Trustees. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS - Trustees of the Trust." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Trust and Massachusetts law. See "ADDITIONAL INFORMATION - Miscellaneous" in the Statement of Additional Information for further information.

         As of September 17, 1998, AmSouth was the beneficial owner of approximately 65% of the outstanding Premier Shares of the Prime Obligations Fund, 24% of the outstanding Premier Shares of the U.S. Treasury Fund, 75% of the outstanding Premier Shares of the Tax Exempt Fund, 89% of the outstanding Premier Shares of the Bond Fund, 77% of the outstanding Premier Shares of the Equity Fund, 66% of the outstanding Premier Shares of the Regional Equity Fund, 89% of the outstanding Premier Shares of the Limited Maturity Fund, 67% of the outstanding Premier Shares of the Balanced Fund, 99% of the outstanding Premier Shares of the Florida Fund, 84% of the outstanding Premier Shares of the Capital Growth Fund, and 51% of the outstanding Premier Shares of the Municipal Bond Fund, and may be deemed to be a "controlling person" of the Premier Shares of the each Fund within the meaning of the Investment Company Act of 1940.





CUSTODIAN

         AmSouth serves as custodian for the Trust ("Custodian"). Pursuant to the Custodian Agreement with the Trust, the Custodian receives compensation from each Fund for such services in an amount equal to an asset-based fee.

TRANSFER AGENT AND FUND ACCOUNTING

         BISYS Funds Services Ohio, Inc. serves as transfer agent for the Trust. BISYS Fund Services, Inc. serves as fund accountant for the Trust.

PERFORMANCE INFORMATION

MUNICIPAL BOND FUND

         The Municipal Bond Fund commenced operations on July 1, 1997 subsequent to the transfer of assets by the Tax-Exempt Portfolio, a common trust fund, to the Municipal Bond Fund in exchange for shares of the Municipal Bond Fund. The Municipal Bond Fund's portfolio of investments on July 1, 1997 was the same as the portfolio of the Tax-Exempt Portfolio immediately prior to the transfer.

         The Tax-Exempt Portfolio is not a registered investment company as it is exempt from registration under the 1940 Act. Since, in a practical sense, the common trust fund constitutes a "predecessor" of the Fund, the Municipal Bond Fund calculates the performance for each Class of the Fund for periods commencing prior to the transfer of the Tax-Exempt Portfolio assets to the Municipal Bond Fund by including the Tax-Exempt Portfolio's total return adjusted to reflect the deduction of fees and expenses applicable to the Premier Shares of the Fund as stated in the Fee Table in this Prospectus (i.e., adjusted to reflect anticipated expenses, net of management and administrative fee waivers).

         The Municipal Bond Fund from time to time may advertise certain investment performance figures, as discussed below. These figures are based on historical earnings, but past performance data is not necessarily indicative of future performance of the Fund.

                  COMPARATIVE PERFORMANCE INFORMATION REGARDING
              THE TAX-EXEMPT PORTFOLIO AND THE MUNICIPAL BOND FUND

                          AVERAGE ANNUAL TOTAL RETURN*

                               AS OF JUNE 30, 1997


Fund                     1 year     3 years    5 years     10 years
----                     ------     -------    -------     --------

Tax-Exempt Portfolio     5.45%      5.21%      4.69%       5.92%

* Figures were calculated pursuant to a methodology established by the SEC and do not reflect an imposition of a sales charge given that Premier Shares of the Municipal Bond Fund are not subject to a sales charge.

         The above-mentioned performance data includes the performance of the Tax-Exempt Portfolio for the period before the Municipal Bond Fund commenced operations adjusted to reflect the deduction of fees and expenses applicable to the Premier Shares of the Municipal Bond Fund (i.e., adjusted to reflect anticipated expenses, net of management and administrative fee waivers). The Tax-Exempt Portfolio was not registered under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the Act and the Code. If the Tax-Exempt Portfolio had been registered under the 1940 Act, its performance may have been adversely affected. The investment objective, restrictions and guidelines of the Municipal Bond Fund are substantially similar to the Tax-Exempt Portfolio and both were managed by the same personnel.

MONEY MARKET FUNDS

         From time to time, the Money Market Funds' annualized "yield" and "effective yield" and total return may be presented in advertisements and sales literature.

         The "yield" of a Money Market Fund is based upon the income earned by the Money Market Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of a Money Market Fund is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Shares of the Fund and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

         The Tax Exempt Fund may also present its "tax equivalent yield" and "tax equivalent effective yield" which reflect the amount of income subject to federal income taxation that a taxpayer in a stated tax bracket would have to earn in order to obtain the same after-tax income as that derived from the yield and effective yield, respectively, of the Tax Exempt Fund. The tax equivalent yield and tax equivalent effective yield will be significantly higher than the yield and effective yield of the Tax Exempt Fund.

         Total return is calculated for the past year, five years (if applicable) and the period since the establishment of a Money Market Fund. Average annual total return is measured by comparing the value of an investment in a Money Market Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

INCOME FUNDS AND CAPITAL APPRECIATION FUNDS

         From time to time performance information for the Premier Shares of a Fund showing its total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. Total return will be calculated for the past year, five years (if applicable) and the period since the establishment of a Fund. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming the investor paid the maximum sales load on the investment and assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its total return and/or yield excluding the effect of the sales charge.

         Each of the Tax-Free Funds may also present its "tax equivalent yield" which reflects the amount of income subject to federal income taxation that a taxpayer in a stated tax bracket would have to earn in order to obtain the same after-tax income as that derived from the yield of the Funds. The tax equivalent yield will be significantly higher than the yield of the Tax-Free Funds.

GENERAL

         Yield, effective yield, tax-equivalent yield, and total return will be calculated separately for each Class of Shares. Because Premier Shares are not subject to a distribution and/or shareholder services fee, the yield and total return for Premier Shares will be higher than that of the Classic and Class B Shares for the same period.

         Investors may also judge the performance of each Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today, and local newspapers. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the Prospectus.

         Information about each Fund's performance is based on the Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return are functions of the type and quality of instruments held in Fund, operating expenses and market conditions. Yields and total return of each Fund will fluctuate. Any fees charged by AmSouth with respect to accounts investing in Shares of a Fund will not be included in performance calculations.

MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

         As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Fund upon the issuance or sale of Shares in that Group, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

         Inquiries regarding the Trust may be directed in writing to the AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by calling toll free (800) 451-8382.

AMSOUTH MUTUAL FUNDS
INVESTMENT ADVISOR
AmSouth Bank
1901 Sixth Avenue North
Birmingham, AL 35203

INVESTMENT SUB-ADVISORS
(Equity Income Fund only)
Rockhaven Asset Management, LLC
100 First Avenue, Suite 1050
Pittsburgh, PA  15222

(Capital Growth Fund Only)
Peachtree Asset Management
A Division of Mutual Management Corp.
One Peachtree Center
Atlanta, GA  30308

(Small Cap Fund Only)
Sawgrass Asset Management, LLC
4337 Pablo Oaks Court
Jacksonville, FL  32224

(Select Equity Fund and Enhanced Market Fund Only)
OakBrook Investments, LLC
701 Warrenville Road, Suite 135
Lisle, IL 60532

DISTRIBUTOR

BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219


ADMINISTRATOR
ASO Services Company
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC  20005-3333

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road

Columbus, OH 43219

AUDITORS

PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH  43215

TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Fee Table ...........................................................
Financial Highlights ................................................
Investment Objective and Policies   .................................
Investment Techniques  ..............................................
Investment Restrictions .............................................
Valuation of Shares .................................................
How to Purchase and Redeem Shares   .................................
Dividends and Taxes .................................................
Management of the AmSouth Mutual Funds...............................
General Information  ................................................

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              AMSOUTH MUTUAL FUNDS






                                  AmSouth Bank
                               Investment Advisor


                                 PREMIER SHARES
                                NOT FDIC INSURED






                        BISYS FUND SERVICES, DISTRIBUTOR












                 The date of this Prospectus is December 1, 1998

CROSS REFERENCE SHEET

Part A

Form N-1A Item No.                                                        Prospectus Caption
------------------                                                        ------------------

                              PROSPECTUS FOR AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS
                                 FUND AND AMSOUTH INSTITUTIONAL U.S. TREASURY FUND

1.  Cover Page ..............................                  Cover Page

2.  Synopsis ................................                  Fee Table

3.  Condensed Financial
    Information .............................                  Inapplicable

4.  General Description
    of Registrant ...........................                  The Trust; Investment Objectives and
                                                               Policies; Investment Restrictions; General
                                                               Information - Description of the Trust and
                                                               Its Shares

5.  Management of the Fund...................                  Management of AmSouth Mutual Funds;
                                                               General Information - Custodian and
                                                               Transfer Agent
6.  Capital Stock and
    Other Securities ........................                  The Trust; How to Purchase and Redeem
                                                               Shares; Dividends and Taxes; General
                                                               Information - Description of the Trust and
                                                               Its Shares; General Information -
                                                               Miscellaneous
7.  Purchase of Securities
    Being Offered ...........................                  Valuation of Shares; How to Purchase and
                                                               Redeem Shares

8.  Redemption or Repurchase                                   How to Purchase and Redeem Shares

9.  Legal Proceedings .......................                  Inapplicable

                              AMSOUTH MUTUAL FUNDS
                        INSTITUTIONAL MONEY MARKET FUNDS

3435 Stelzer Road                               For current yield,
Columbus, Ohio  43219                           purchase, and redemption
                                                information, call (800) 451-8382


         The AmSouth Institutional Money Market Funds (the "Institutional Money Market Funds") are two of eighteen series of units of beneficial interest ("Shares") each representing interests in one of eighteen separate investment funds (the "Funds") of AmSouth Mutual Funds (the "Trust"), an open-end management investment company. All securities or instruments in which the Institutional Money Market Funds invest have remaining maturities of 397 days or less. Each Institutional Money Market Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, but there can be no assurance that net asset value will not vary. Currently, Shares are not being offered in the Institutional U.S. Treasury Fund.

         AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS FUND (the "Institutional Prime Obligations Fund") seeks current income with liquidity and stability of principal. The Institutional Prime Obligations Fund invests in high quality U.S. dollar-denominated money market instruments and other high-quality U.S. dollar-denominated instruments.


         AMSOUTH INSTITUTIONAL U.S. TREASURY FUND (the "Institutional U.S. Treasury Fund") seeks current income with liquidity and stability of principal. The Institutional U.S. Treasury Fund invests exclusively in short-term obligations issued by the U.S. Treasury, some of which may be subject to repurchase agreements collateralized by U.S. Treasury obligations.


         AmSouth Bank, Birmingham, Alabama ("AmSouth"), acts as the investment advisor to each Money Market Fund ("Advisor"). BISYS Fund Services Limited Partnership ("BISYS Fund Services"), Columbus, Ohio, acts as distributor to each Institutional Money Market Fund ("Distributor").

         Each Institutional Money Market Fund has been divided into three classes of Shares: Class I Shares, Class II Shares and Class III Shares. Class I Shares require a minimum initial investment of $3 million and are offered to (i) Customers for whom AmSouth acts in a fiduciary, advisory, custodial, agency, or similar capacity, and (ii) fiduciary Customers of other Financial Institutions approved by the Distributor. Class II Shares and Class III Shares are offered as a cash sweep vehicle to institutional or corporate Customers of AmSouth and of other Financial Institutions approved by the Distributor.

         This Prospectus relates only to the Institutional Money Market Funds. Interested persons who wish to obtain a copy of the prospectuses of the AmSouth Equity Fund, the

AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Select Equity Fund, and the AmSouth Enhanced Market Fund (the "Capital Appreciation Funds"); the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Municipal Bond Fund, and the AmSouth Florida Tax-Free Fund (the "Income Funds"); the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund and the AmSouth Tax Exempt Fund (the "Money Market Funds") may contact the Distributor at the telephone number shown above. Additional information about the Institutional Money Market Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


         This Prospectus sets forth concisely the information about the Institutional Money Market Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

             THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF,
         OR ENDORSED OR GUARANTEED BY AMSOUTH OR ANY OF ITS AFFILIATES.
                  THE TRUST'S SHARES ARE NOT FEDERALLY INSURED
            BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
             RESERVE BOARD OR BY ANY OTHER AGENCY. AN INVESTMENT IN
                  THE TRUST'S SHARES INVOLVES INVESTMENT RISKS,
                    INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                   ----------

            AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED
                BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE
                THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET
                         ASSET VALUE OF $1.00 PER SHARE

                                   ----------

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
              THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION")
                       OR ANY STATE SECURITIES COMMISSION
                 NOR HAS THE COMMISSION OR ANY STATE SECURITIES
                 COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                  OF THIS PROSPECTUS. ANY REPRESENTATION OF THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                                   ----------

                The date of this Prospectus is December 1, 1998.

                                    FEE TABLE

                                                          Institutional                            Institutional
                                                               Prime                                   U.S.
                                                         Obligations Fund                          Treasury Fund
                                                         ----------------                          -------------

                                                 Class I      Class II    Class III      Class I     Class II   Class III
                                                  Shares        Shares      Shares        Shares       Shares     Shares
                                                  ------        ------      ------        ------       ------     ------
Shareholder Transaction Expenses(1)
-----------------------------------

   Maximum Sales Load Imposed
       on Purchases (as a percentage
      of offering price)                             0%            0%           0%           0%           0%          0%

   Maximum Sales Load Imposed
   on Reinvested Dividends
   (as a percentage of offering price)               0%            0%           0%           0%           0%          0%

   Deferred Sales Load (as
   a percentage of original
   purchase price or redemption
   proceeds, as applicable)                          0%            0%           0%           0%           0%          0%

   Redemption Fees (as a percentage
   of amount redeemed, if applicable)(2)             0%            0%           0%           0%           0%          0%

   Exchange Fee                                      $0            $0           $0           $0           $0          $0

Annual Fund Operating Expenses
------------------------------
(as a percentage of net assets)

   Management Fees (after voluntary
   fee reductions)(3)                             0.07%         0.07%        0.07%        0.07%        0.07%       0.07%

   12b-1 Fees                                     0.00%         0.25%        0.50%        0.00%        0.25%       0.50%

   Other Expenses(4)                              0.18%         0.18%        0.18%        0.18%        0.18%       0.18%

   Total Fund Operating Expenses (after
   voluntary fee reductions)(5)                   0.25%         0.50%        0.75%        0.25%        0.50%       0.75%
                                                  =====         =====        =====        =====        =====       =====

         (1) Financial Institutions may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in an Institutional Money Market Fund. (See "HOW TO PURCHASE AND REDEEM SHARES - Purchases of Shares.")

         (2) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES - Redemption by Telephone.")

         (3) Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average net assets would be 0.20% for the Class I, Class II and Class III Shares of the Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund.

         (4) Absent the voluntary reduction of administration fees, Other Expenses would be 0.20% for Class I Shares of the Institutional Prime Obligations Fund, 0.20% for Class II Shares of the Institutional Prime Obligations Fund, 0.20% for Class III Shares of the Institutional Prime Obligations Fund, 0.20% for Class I Shares of the Institutional U.S. Treasury Fund, 0.20% for Class II Shares of the Institutional U.S. Treasury Fund and 0.20% for Class III Shares of the Institutional U.S. Treasury Fund. Other Expenses are based on estimated amounts for the current fiscal year.

         (5) Absent the voluntary reduction of investment advisory and administration fees, Total Fund Operating Expenses would be 0.40% for Class I Shares of the Institutional Prime Obligations Fund, 0.65% for Class II Shares of the Institutional Prime Obligations Fund, 0.90% for Class III Shares of the Institutional Prime Obligations Fund, 0.40% for Class I Shares of the Institutional U.S. Treasury Fund, 0.65% for Class II Shares of the Institutional U.S. Treasury Fund and 0.90% for Class III Shares of the Institutional U.S. Treasury Fund.


Example
-------

       You would pay the following expenses on a $1,000 investment in a Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                               1 Year                                3 Years
                                                               ------                                -------

                                                Class I      Class II    Class III      Class I     Class II   Class III
                                                 Shares        Shares      Shares        Shares       Shares     Shares
                                                 ------        ------      ------        ------       ------     ------
Institutional Prime Obligations Fund                 $3            $5           $8           $8          $16         $24
Institutional U.S. Treasury Fund                     $3            $5           $8           $8          $16         $24


         The purpose of the tables above is to assist an investor in a Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Institutional Money Market Funds.

         THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of the Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund is to seek current income with liquidity and stability of principal. Although the Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund have the same Advisor and the same investment objective, their particular portfolio securities and yield will ordinarily differ due to differences in the types of investments permitted, cash flow, and the availability of particular portfolio investments. Market conditions and interest rates may affect the types and yields of securities held in each Fund. The investment objective of each Institutional Money Market Fund is fundamental and may not be changed without a vote of the outstanding Shares of that Fund (as defined below under "GENERAL INFORMATION - Miscellaneous.") There can be, of course, no assurance that either Institutional Money Market Fund will achieve its investment objective.

         Changes in prevailing interest rates may affect the yield, and possibly the net asset value, of each Fund. Each of the Institutional Money Market Funds invests only in those securities and instruments considered by the Advisor to present minimal credit risks under guidelines established by the Trust's Board of Trustees. All securities or instruments in which each of the Institutional Money Market Funds invest have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer maturities. The dollar-weighted average maturity of the securities in each Institutional Money Market Fund will not exceed 90 days.


         The Institutional Prime Obligations Fund invests in U.S. dollar-denominated, high-quality short-term debt instruments. All securities in which the Fund invests will be eligible for purchase by a national bank in accordance with federal law and regulations. Investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term rating from at least two nationally recognized statistical rating organizations (an "NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation and "P-1" by Moody's Investors Service, Inc.) or one NRSRO if only rated by one NRSRO or (ii) do not possess a rating (i.e., are unrated) but are determined to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. The Statement of Additional Information contains further information concerning the rating and other requirements governing the Institutional Prime Obligation Fund's investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer. The Statement also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Fund and provides a description of the relevant ratings assigned by each such NRSRO.

         The Institutional U.S. Treasury Fund invests exclusively in short-term U.S. dollar-denominated obligations issued by the U.S. Treasury. Such obligations may include "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security. These securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Obligations purchased by the Institutional U.S. Treasury Fund may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligation.


U.S. GOVERNMENT SECURITIES

         The Institutional Prime Obligations Fund will invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Bank or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Institutional Prime Obligations Fund will invest in the obligations of such agencies or instrumentalities only when the Advisor believes that the credit risk with respect thereto is minimal.

BANK OBLIGATIONS

         The Institutional Prime Obligations Fund may invest in bankers' acceptances guaranteed by domestic and foreign banks if at the time of investment the guarantor bank has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements). The Institutional Prime Obligations Fund may invest in certificates of deposit and demand and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

FOREIGN OBLIGATIONS

         The Institutional Prime Obligations Fund may also invest in Eurodollar Certificates of Deposits ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

         The Institutional Prime Obligations Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.

         The Institutional Prime Obligations Fund may invest in commercial paper (including variable amount master demand notes) issued by U.S. or foreign corporations. The Institutional Prime Obligations Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

         Investments in ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper may subject the Institutional Prime Obligations Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of foreign withholding taxes on interest income, possible seizure, currency blockage, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely effect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. The Institutional Prime Obligations Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Advisor believes that the risks associated with such instruments are minimal and only when such instruments are denominated and payable in U.S. dollars.

VARIABLE AMOUNT DEMAND NOTES

         Variable amount master demand notes in which the Institutional Prime Obligations Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the

Institutional Prime Obligations Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Institutional Prime Obligations Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as to quality as set forth above for commercial paper. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note may not exceed seven days.

FUNDING AGREEMENTS

         The Institutional Prime Obligations Fund may invest in funding agreements ("Funding Agreements"), also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Institutional Prime Obligations Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. The Funding Agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Funding Agreements provide for adjustment of the interest rate monthly and are considered variable rate instruments. The Institutional Prime Obligations Fund will only purchase a Funding Agreement (i) when the Advisor has determined, under guidelines established by the Board of Trustees, that the Funding Agreement presents minimal credit risks to the Institutional Prime Obligations Fund and is of comparable quality to instruments that are rated high quality by an NRSRO that is not an affiliated person, as defined in the Investment Company Act of 1940, of the issuer, or any insurer, guarantor, or provider of credit support for the instrument and (ii) if it may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. Because the Institutional Prime Obligations Fund may not receive the principal amount of a Funding Agreement from the insurance company on seven days' notice or less, the Funding Agreement is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, may not exceed 10% of the Fund's net assets. In determining average weighted portfolio maturity, a Funding Agreement will be deemed to have a maturity equal to 30 days, representing the period of time remaining until the principal amount can be recovered through demand.

ASSET-BACKED SECURITIES

         The Institutional Prime Obligations Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.

         Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash- flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

         Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period. The CARDS principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

         Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Institutional Prime Obligations Fund will be subject to the same quality requirements as other securities purchased by the Fund.

OTHER INVESTMENTS

         The Institutional Prime Obligations Fund may invest in the securities of other money market funds that have similar policies and objectives, invest in securities of equal or higher short-term ratings, and are in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

         The Institutional Prime Obligations Fund may also invest in short-term municipal obligations.

REPURCHASE AGREEMENTS

         Securities held by the Institutional Money Market Funds may be subject to repurchase agreements. If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, an Institutional Money Market Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Institutional Money Market Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Institutional Money Market Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Institutional Money Market Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Except as described below under "Investment Restrictions" there is no aggregate limitation on the amount of any Institutional Money Market Fund's total assets that may be invested in instruments which are subject to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

         Each Institutional Money Market Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, an Institutional Money Market Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by an Institutional Money Market Fund may decline below the price at which the Institutional Money Market Fund is obligated to repurchase the securities.


                             INVESTMENT RESTRICTIONS

         Each Institutional Money Market Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (see "GENERAL INFORMATION -- Miscellaneous" in this prospectus).

INSTITUTIONAL PRIME OBLIGATIONS FUND

         The Institutional Prime Obligations Fund may not:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Institutional Prime Obligations Fund's total assets would be invested in such issuer, except that 25% or less of the value of the Institutional Prime Obligations Fund's total assets may be invested without regard to such 5% limitation. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

         2. Purchase any securities which would cause more than 25% of the value of the Institutional Prime Obligations Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, bank certificates of deposit or bankers' acceptances issued by a domestic bank or by a U.S. branch of a foreign bank provided that such U.S. branch is subject to the same regulation as U.S. banks, and repurchase agreements secured by bank instruments or obligations of the U.S. government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

INSTITUTIONAL U.S. TREASURY FUND

         The Institutional U.S. Treasury Fund may not purchase securities other than bills, notes, and bonds issued by the U.S. Treasury, certain of which securities may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligation.

INSTITUTIONAL PRIME OBLIGATIONS FUND AND INSTITUTIONAL U.S. TREASURY FUND

         The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund may not:

         1. Borrow money or issue senior securities, except that each Institutional Money Market Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or

10% of the value of the Fund's total assets at the time of its borrowing. An Institutional Money Market Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

         2. Make loans, except that each Institutional Money Market Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

                               VALUATION OF SHARES

         The net asset value of the Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund is determined and its Shares are priced as of 2:00 p.m. and 4:00 p.m., Eastern time (the "Valuation Times") on each Business Day of such Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to an Institutional Money Market Fund, less the liabilities charged to that Class, by the number of the outstanding Shares of that Class.

         The assets in each Institutional Money Market Fund are valued based upon the amortized cost method. Pursuant to rules and regulations of the Securities and Exchange Commission regarding the use of the amortized cost method, each Institutional Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Trust seeks to maintain each Institutional Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.


                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares of the Institutional Money Market Funds are sold on a continuous basis by the Trust's distributor, BISYS Fund Services (the "Distributor"). The principal office of the

Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Trust at (800) 451-8382.

         Each Institutional Money Market Fund offers three classes of Shares:
Class I Shares, Class II Shares and Class III Shares. The three classes of Shares of a particular Fund represent interests in the same investments and are identical in all respects except that (i) Class II Shares and Class III Shares bear the expense of a fee under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), which will cause Class II Shares and Class III Shares to have higher expense ratios and to pay lower dividends than those of the Class I Shares, and (ii) Class II Shares and Class III Shares have certain exclusive voting rights with respect to the Distribution Plan.

         Class I Shares require a minimum initial investment of $3 million and are offered to (i) Customers for whom AmSouth acts in a fiduciary, advisory, custodial, agency, or similar capacity, and (ii) fiduciary Customers of other Financial Institutions approved by the Distributor. Class II Shares and Class III Shares are offered as a cash sweep vehicle to institutional or corporate Customers of AmSouth and of other Financial Institutions approved by the Distributor.

PURCHASES OF SHARES

         Shares of the Institutional Money Market Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth or by a financial institution that provides certain administrative support services for their customers or accountholders (collectively, "Financial Institutions"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by Financial Institutions and their Customers are invested by the Distributor in Shares of an Institutional Money Market Fund. This Prospectus should be read in conjunction with information received from the Financial Institutions.

         Shares of the Institutional Money Market Funds sold to Financial Institutions acting in a fiduciary, advisory, custodial, agency, or similar capacity on behalf of Customers will normally be held of record by Financial Institutions. With respect to Shares so sold, it is the responsibility of the particular Financial Institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Financial Institution and reflected in the account statements provided by Financial Institutions to Customers.

         There is no sales charge imposed by the Trust in connection with the purchase of Shares of an Institutional Money Market Fund.

         Shares of the Institutional Money Market Funds are purchased at the appropriate net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order in good form to purchase Shares. An order to purchase Shares will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Trust's custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares which is transmitted by federal funds wire will be available the same day for investment by the Trust's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Trust strongly recommends that investors use federal funds to purchase Shares.

         Each Institutional Money Market Fund has been divided into three classes of Shares: Class I Shares, Class II Shares and Class III Shares. Class I Shares require a minimum initial investment of $3 million and are offered to (i) Customers for whom AmSouth acts in a fiduciary, advisory, custodial, agency, or similar capacity, and (ii) fiduciary Customers of other Financial Institutions approved by the Distributor; there is no minimum investment amount for subsequent purchases.

         There is no limitation on the amount of Shares that may be purchased.

         Purchases of Shares of an Institutional Money Market Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of such Institutional Money Market Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day. Shares of an Institutional Money Market Fund purchased before 2:00 p.m., Eastern time, begin earning dividends on the same Business Day. All Shares of an Institutional Money Market Fund continue to earn dividends through the day before their redemption.

         The Trust reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign and third party checks.

         Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares of the particular Fund owned by the Shareholder. In the case of Shares held of record by Financial Institutions but beneficially owned by a Customer, confirmations of purchases, exchanges, and redemptions of Shares by a Financial Institution will be sent to the Customer by the Financial Institution. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

EXCHANGE PRIVILEGE

         Shares of an Institutional Money Market Fund may be exchanged for Shares of the same Class of the other Institutional Money Market Fund. Shares of an Institutional Money Market Fund may not be exchanged for Premier Shares, Classic Shares or Class B Shares of the other AmSouth Mutual Funds.

ADDITIONAL INFORMATION ABOUT EXCHANGES

         An exchange from one Fund to another Fund is considered to be a taxable event for federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange Privileges may be exercised only in those states where Shares may legally be sold, and may be amended or terminated at any time upon sixty (60) days' prior notice to Shareholders.

         The Exchange Privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Excessive exchange transactions may potentially disrupt the management of the Trust and increase transaction costs. Accordingly, in order to prevent excessive use of the Exchange Privilege, the Trust has established a policy of prohibiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during a calendar year.

REDEMPTION OF SHARES

         Shareholders may redeem their Shares without charge, on any day that net asset value is calculated (see "VALUATION OF SHARES"). Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Financial Institution. For example, if a Customer has agreed with a Financial Institution to maintain a minimum balance in his or her account with the Financial Institution, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Financial Institution may redeem for and on behalf of the Customer, all or part of the Customer's Shares of a Fund of the Trust to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

         A written request for redemption must be received by the Transfer Agent, at AmSouth Mutual Funds, 3435 Stelzer Road, Columbus, OH 43219, in order to constitute a valid tender for redemption. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a previously designated bank account. There is no charge for having redemption requests mailed to a designated bank account.

REDEMPTION BY TELEPHONE

         A Shareholder may have the payment of redemption requests wired or mailed directly to a domestic financial institution account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following the receipt of a valid request for redemption. Wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The wire redemption charge is currently $7.00, however, such charge may be reduced by the Transfer Agent. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the Trust at (800) 451-8382. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized account.

         During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Distributor by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Mail."

PAYMENTS TO SHAREHOLDERS

         Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from Shareholders for same day payments upon redemption of Shares if the request for redemption is received by the Transfer Agent before 2:00 p.m., Eastern time, on a Business Day or, if the request for redemption is received after

2:00 p.m., Eastern time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Trust or the Shareholders of the particular Institutional Money Market Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

         At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

         The Trust reserves the right to convert, at net asset value, Class I Shares of any Shareholder to Premier Shares if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in Class I Shares of an Institutional Money Market Fund has a value of less than $3 million. Accordingly, an investor purchasing Class I Shares of an Institutional Money Market Fund in only the minimum investment amount may be subject to such involuntary conversion to Premier Shares of a Money Market Fund if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to convert Class I Shares to Premier Shares, the Shareholder will be given notice that the value of the Class I Shares in his or her account is less than the minimum amount and the Shareholder will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $3 million.

         See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" and "VALUATION - Valuation of the Institutional Money Market Funds" in the Statement of Additional Information for examples of when the Trust may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the Investment Company Act of 1940, as amended.


                               DIVIDENDS AND TAXES

         The net income of each Institutional Money Market Fund is declared daily as a dividend to Shareholders of record at the close of business on the day of declaration. Dividends will generally be paid monthly. Distributable net capital gains (if any) will be distributed at least annually. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the same class at net asset value as of the date of payment unless the Shareholder elects to receive such dividends or distributions in cash. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at P.O. Box 182733, Columbus, Ohio 43218-2733, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year.

         Each Institutional Money Market Fund will be treated as a separate entity for federal income tax purposes. Each Institutional Money Market Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If qualified, an Institutional Money Market Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute their income on a timely basis. Each Institutional Money Market Fund intends to avoid paying federal income and excise taxes by timely distributing all its net income and substantially all its net capital gain income. Shareholders will be advised at least annually as to the character for federal income tax purposes of distributions made during the year.

         The amount of dividends payable with respect to Class I Shares will exceed dividends on Class II Shares, and the amount of dividends on Class II Shares will exceed the dividends on Class III Shares, as a result of the Distribution and Shareholder Services Plan fee of 0.25% applicable to Class II Shares and of 0.50% applicable to Class III Shares.

         Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of each Fund's earnings and profits as determined for tax purposes. Because all of the net investment income of each Institutional Money Market Fund is expected to be interest income, it is anticipated that no distributions will qualify for the dividends received deduction for corporate shareholders. The Institutional Money Market Funds do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code. Dividends received by a Shareholder that are derived from the Institutional U.S. Treasury Fund's investments in U.S. government obligations may not be eligible for exemption from state and local taxes even though the income on such investments would have been exempt from state and local taxes if the Shareholder directly held such investments. In addition, the state and local tax exemption for interest earned on U.S. government obligations may not extend to income earned on U.S. government obligations that are subject to a repurchase agreement. Shareholders are advised to consult their own tax advisors concerning their own tax situation and the application of state and local taxes.

         Additional information regarding federal taxes is contained in the Statement of Additional Information under "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION - Additional Tax Information."

         The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important tax considerations generally affecting the Institutional Money Market Funds and Shareholders. Potential investors are urged to consult their tax advisors concerning their own tax situations and concerning the application of state and local taxes which may differ from the federal income tax consequences described above.

                       MANAGEMENT OF AMSOUTH MUTUAL FUNDS

TRUSTEES OF THE TRUST

         Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently six Trustees, two of whom are "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940, as amended. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):

                                        Position(s) Held         Principal Occupation
Name, Address and Age                   With the Trust           During the Past 5 Years
---------------------                   --------------           -----------------------
George R. Landreth*, 56                 Chairman                 From December 1992 to present,
BISYS Fund Services                                              employee of BISYS Fund
3435 Stelzer Road                                                Services Limited Partnership;
Columbus, Ohio 43219                                             from July 1991 to December
                                                                 1992, employee of PNC
                                                                 Financial Corp.; from October
                                                                 1984 to July 1991, employee of
                                                                 The Central Trust Co., N.A.


Dick D. Briggs, Jr., M.D., 64           Trustee                  From September 1989 to
459 DER Building                                                 present, Emeritus Professor
1808 7th Avenue South                                            and Eminent Scholar Chair,
UAB Medical Center                                               Univ. of Alabama at
Birmingham, Alabama 35294                                        Birmingham; from October 1979
                                                                 to present, Physician,
                                                                 University of Alabama Health
                                                                 Services Foundation; from 1981
                                                                 to 1995, Professor and Vice
                                                                 Chairman, Department of
                                                                 Medicine, University of
                                                                 Alabama at Birmingham School
                                                                 of Medicine; from June 1988 to
                                                                 October 1992, President, Chief
                                                                 Executive Officer and Medical
                                                                 Director, University of
                                                                 Alabama Health Services
                                                                 Foundation


Wendell D. Cleaver, 63                  Trustee                  From September, 1993 to
209 Lakewood Drive, West                                         present, retired; from
Mobile, Alabama 36608                                            December 1988 to August, 1993,
                                                                 Executive Vice President,
                                                                 Chief Operating Officer and
                                                                 Director, Mobile Gas Service
                                                                 Corporation

J. David Huber*, 52                     Trustee                  From June 1987 to present,
BISYS Fund Services                                              employee of BISYS Fund
3435 Stelzer Road                                                Services Limited Partnership
Columbus, Ohio 43219


Homer H. Turner, Jr., 70                Trustee                  From June 1991 to present,
751 Cary Drive                                                   retired; until June 1991, Vice
Auburn, Alabama  36830-2505                                      President, Birmingham
                                                                 Division, Alabama Power
                                                                 Company

James H. Woodward, Jr. , 58             Trustee                  From 1996 to present, Trustee,
The University of North                                          The Sessions Group; from July
 Carolina at Charlotte                                           1989 to present, Chancellor,
Charlotte, North Carolina 28223                                  The University of North
                                                                 Carolina at Charlotte; from
                                                                 April 1997 to present, Trustee
                                                                 BISYS Variable Insurance
                                                                 Funds; from August 1984 to
                                                                 July 1989, Senior Vice
                                                                 President, University College,
                                                                 University of Alabama at
                                                                 Birmingham

---------------------

         * Indicates an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended.

         The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, or BISYS Fund Services, Inc. receives any compensation from the Trust for acting as a Trustee. The officers of the Trust (see the Statement of Additional Information) receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and providing fund accounting services to the Trust. Messrs. Landreth and Huber are executive officers and employees of BISYS Fund Services.

INVESTMENT ADVISOR


         AmSouth is the Advisor of each Fund of the Trust. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of July 31, 1998 of $19.9 billion and operated 276 banking offices in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of July 31, 1998, AmSouth and its affiliates had over $8.8 billion in assets under discretionary management and provided custody services for an additional $18.7 billion in securities. AmSouth is the largest provider of trust services in Alabama and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.


         Subject to the general supervision of the Trust's Board of Trustees and in accordance with the respective investment objectives and restrictions of the Institutional Money Market Funds, the Advisor manages the Institutional Money Market Funds, makes decisions with respect to and places orders for all purchases and sales of their investment securities, and maintains their records relating to such purchases and sales.

         Under an investment advisory agreement between the Trust and the Advisor, the fee payable to the Advisor by each Institutional Money Market Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of twenty one-hundredths of one percent (0.20%) of such Institutional Money Market Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower an Institutional Money Market Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

ADMINISTRATOR

         ASO Services Company ("ASO") is the administrator for each Fund of the Trust (the "Administrator"). ASO is a wholly owned subsidiary of BISYS. BISYS is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

         The Administrator generally assists in all aspects of the Institutional Money Market Funds' administration and operation. Under a management and administration agreement between the Trust and the Administrator, the fee payable by each Institutional Money Market Fund to the Administrator for administration services is the lesser of (a) a fee computed at the annual rate of ten one-hundredths of one percent (0.10%) of such Institutional Money Market Fund's average daily net assets or (b) such fee as may from time to time be agreed upon by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower an Institutional Money Market Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

SUB-ADMINISTRATORS

         AmSouth serves as a Sub-Administrator to the Trust. Pursuant to its current agreement with the Administrator, the Sub-Administrator has assumed certain of the Administrator's duties, for which the Sub-Administrator receives a fee, paid by the Administrator, calculated at an annual rate of up to ten one-hundredths of one percent (0.10%) of each Institutional Money Market Fund's average daily net assets.

         BISYS Fund Services serves as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS is entitled to compensation as mutually agreed from time to time by it and the Administrator.

DISTRIBUTOR

         BISYS Fund Services acts as the Trust's principal underwriter and distributor (the "Distributor") pursuant to a Distribution Agreement under which shares are sold on a continuous basis.

         Under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), Class II Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of Class II Shares of each Fund; Class III Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (0.50%) of the average daily net assets of the Class III Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor may apply the Class II or Class III Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's Class II or Class III Shares; (ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's Class II or Class III Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's Class II or Class III Shares.

         All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class II Shares or Class III Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class II Shares or Class III Shares. Under the Distribution Plan, a Participating Organization may include AmSouth or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

         The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

         The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Trust will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Trust to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

EXPENSES

         AmSouth and the Administrator each bear all expenses in connection with the performance of their services as Advisor and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for an Institutional Money Market Fund. No Institutional Money Market Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Institutional Money Market Fund; such costs will be borne by the Distributor.

         As a general matter, expenses are allocated to the Class I Shares, Class II Shares and Class III Shares of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class II Shares and Class III Shares other than in accordance with the relative net asset value of the class, are expenses under the Trust's Distribution Plan which relates only to the Class II Shares and Class III Shares.

BANKING LAWS

         AmSouth believes that it possesses the legal authority to perform the investment advisory services for the Institutional Money Market Funds contemplated by its investment advisory agreement with the Trust and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Trust. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which AmSouth could continue to perform such services for the Trust. See "MANAGEMENT OF THE TRUST - Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.


                               GENERAL INFORMATION

DESCRIPTION OF THE TRUST AND ITS SHARES


         The Trust was organized as a Massachusetts business trust on October 1, 1987. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into eighteen series of shares, one for each of the following Funds: the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund, the AmSouth Bond Fund, the AmSouth Municipal Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Florida Tax-Free Fund, the AmSouth Institutional Prime Obligations Fund, and the AmSouth Institutional U.S. Treasury Fund. Each Fund, except the AmSouth Florida Tax-Free Fund and the AmSouth Select Equity Fund, is a diversified fund under the Investment Company Act of 1940, as amended. Each Fund, except for the U.S. Treasury Fund, the Tax-Exempt Fund, the Institutional Prime Obligations Fund, and the Institutional U.S. Treasury Fund, has authorized three classes of
Shares: Premier Shares, Classic Shares, and Class B Shares. However, Class B Shares are not currently offered in the AmSouth Limited Maturity Fund, the Government Income Fund, the Florida Fund, and the Municipal Bond Fund. The U.S. Treasury Fund and the Tax-Exempt Fund have authorized two classes of Shares:
Premier Shares and Classic Shares. The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund have authorized three classes of Shares:
Class I Shares, Class II Shares, and Class III Shares. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

         Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual series or class, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, (iii) when matters pertain to the Shareholder Servicing Plan, and (iv) when matters pertain to the Distribution Plan.

         Overall responsibility for the management of the Trust is vested in the Board of Trustees. See "MANAGEMENT OF AmSouth Mutual Funds - Trustees of the Trust." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Trust and Massachusetts law. See "ADDITIONAL INFORMATION - Miscellaneous" in the Statement of Additional Information for further information.

CUSTODIAN

         AmSouth serves as custodian for the Trust ("Custodian"). Pursuant to the Custodian Agreement with the Trust, the Custodian receives compensation from each Fund for such services in an amount equal to an asset-based fee.

TRANSFER AGENT AND FUND ACCOUNTING

         BISYS Fund Services Ohio, Inc. serves as transfer agent for the Trust. BISYS Fund Services, Inc. serves as fund accountant for the Trust.


PERFORMANCE INFORMATION

         From time to time, the Institutional Money Market Funds' annualized "yield" and "effective yield" and total return may be presented in advertisements and sales literature.

         The "yield" of an Institutional Money Market Fund is based upon the income earned by the Institutional Money Market Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of an Institutional Money Market Fund is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Shares of the Fund and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

         Total return is calculated for the past year, five years (if applicable) and the period since the establishment of an Institutional Money Market Fund. Average annual total return is measured by comparing the value of an investment in an Institutional Money Market Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

         Yield, effective yield, tax-equivalent yield and total return will be calculated separately for each Class of Shares. The yield and total return for Class I Shares will be higher than that of the Class II Shares for the same period as a result of the Distribution and Shareholder Services Plan fee of 0.25% applicable to Class II Shares. The yield and total return for Class II Shares will be higher than that of the Class III Shares for the same period as a result of the Distribution and Shareholder Services Plan fee of 0.25% applicable to Class II Shares and 0.50% applicable to Class III Shares.

         Investors may also judge the performance of each Institutional Money Market Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. and Donoghue's MONEY FUND REPORT. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today and local newspapers and periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the Prospectus.

         Information about performance of an Institutional Money Market Fund is based on the Institutional Money Market Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return of any investment is generally a function of portfolio quality and maturity, type of investments and operating expenses. Yields and total return of each Institutional Money Market Fund will fluctuate. Any fees charged by the Financial Institutions to their Customers in connection with investment in a Institutional Money Market Fund are not reflected in the Fund's performance information.

MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

         As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

         Inquiries regarding the Trust may be directed in writing to the AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by calling toll free (800) 451-8382.

INVESTMENT ADVISOR
AmSouth Bank
1901 Sixth Avenue North
Birmingham, AL  35203

DISTRIBUTOR

BISYS Fund Services Limited Partnership

3435 Stelzer Road
Columbus, OH  43219

ADMINISTRATOR
ASO Services Company
3435 Stelzer Road
Columbus, OH  43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC  20005-3333

TRANSFER AGENT

BISYS Fund Services Ohio, Inc.

3435 Stelzer Road
Columbus, OH  43219

AUDITORS

PricewaterhouseCoopers LLP

100 East Broad Street
Columbus, OH  43215

TABLE OF CONTENTS
-----------------
                                                                            Page
                                                                            ----

Fee Table ................................................................
Investment Objectives and Policies........................................
Investment Restrictions...................................................
Valuation of Shares.......................................................
How to Purchase and Redeem Shares.........................................
Dividends and Taxes.......................................................
Management of The AmSouth Mutual Fund.....................................
General Information.......................................................


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              AMSOUTH MUTUAL FUNDS




                                  AmSouth Bank
                               Investment Advisor




                        INSTITUTIONAL MONEY MARKET FUNDS




                              AMSOUTH MUTUAL FUNDS
                                NOT FDIC INSURED




                        BISYS FUND SERVICES, DISTRIBUTOR










                   This Prospectus is dated December 1, 1998.

CROSS REFERENCE SHEET

Part A

Form N-1A Item No.                                         Prospectus Caption
------------------                                         ------------------

                    PROSPECTUS FOR AMSOUTH PRIME OBLIGATIONS
                      FUND, AMSOUTH U.S. TREASURY FUND AND
                            AMSOUTH TAX EXEMPT FUND

                       CLASSIC SHARES AND CLASS B SHARES

1.  Cover Page ..............................                  Cover Page

2.  Synopsis ................................                  Fee Table

3.  Condensed Financial
     Information ............................                  Financial Highlights; General Information-
                                                               Performance Information
4.  General Description
     of Registrant ..........................                  The Trust; Investment Objective and
                                                               Policies; Investment Restrictions; General
                                                               Information - Description of the Trust and
                                                               Its Shares

5.  Management of the Fund ..................                  Management of AmSouth Mutual Funds;
                                                               General Information - Custodian and
                                                               Transfer Agent
6.  Capital Stock and
     Other Securities .......................                  The Trust; How to Purchase and Redeem
                                                               Shares; Dividends and Taxes; General
                                                               Information - Description of the Trust and
                                                               Its Shares; General Information -
                                                               Miscellaneous
7.  Purchase of Securities
    Being Offered ...........................                  Valuation of Shares;
                                                               How to Purchase and
                                                               Redeem Shares

8.  Redemption or Repurchase                                   How to Purchase and
                                                               Redeem Shares

9.  Legal Proceedings .......................                  Inapplicable

                              AMSOUTH MUTUAL FUNDS
                               MONEY MARKET FUNDS

                        CLASSIC SHARES AND CLASS B SHARES

3435 Stelzer Road                              For current yield,
Columbus, Ohio  43219                          purchase, and redemption
                                               information, call (800) 451-8382


         The AmSouth Mutual Funds Money Market Funds (the "Money Market Funds") are three of eighteen series of units of beneficial interest ("Shares") each representing interests in one of eighteen separate investment funds (the "Funds") of AmSouth Mutual Funds (the "Trust"), an open-end management investment company. All securities or instruments in which the Money Market Funds invest have remaining maturities of 397 days or less. Each Money Market Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, but there can be no assurance that net asset value will not vary.


         AMSOUTH PRIME OBLIGATIONS FUND (the "Prime Obligations Fund") seeks current income with liquidity and stability of principal. The Prime Obligations Fund invests in high quality U.S. dollar-denominated money market instruments and other high-quality U.S. dollar-denominated instruments.

         AMSOUTH U.S. TREASURY FUND (the "U.S. Treasury Fund") seeks current income with liquidity and stability of principal. The U.S. Treasury Fund invests exclusively in short-term obligations issued by the U.S. Treasury, some of which may be subject to repurchase agreements collateralized by U.S. Treasury obligations.

         AMSOUTH TAX EXEMPT FUND (the "Tax Exempt Fund") seeks to produce as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital and relative stability of principal. The Tax Exempt Fund seeks to achieve this objective by investing in short-term high-quality obligations. While the Tax Exempt Fund may invest in short-term taxable obligations, under normal market conditions at least 80% of the Tax Exempt Fund's total assets will be invested in obligations exempt from federal income tax.


         AmSouth Bank, Birmingham, Alabama ("AmSouth"), acts as the investment advisor to each Money Market Fund ("Advisor"). BISYS Fund Services Limited Partnership ("BISYS Fund Services"), Columbus, Ohio, acts as distributor to each Money Market Fund ("Distributor").


         The Prime Obligations Fund has been divided into three classes of
Shares: Premier Shares, Classic Shares, and Class B Shares and the U.S. Treasury Fund and Tax Exempt Fund have been divided into two classes of Shares: Premier Shares and Classic Shares. Class B Shares of the Prime Obligations Fund only are available to Shareholders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Prime Obligations Fund.

         This Prospectus relates only to the Classic Shares of the Money Market Funds and Class B Shares of the Prime Obligations Fund which are offered to the general public. Through a separate prospectus, the Trust also offers Premier Shares of the Money Market Funds. Interested persons who wish to obtain a copy of the prospectuses of the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Select Equity Fund, and the AmSouth Enhanced Market Fund (the "Capital Appreciation Funds"); the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Municipal Bond Fund, and the AmSouth Florida Tax-Free Fund (the "Income Funds"); the Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund (the "Institutional Money Market Funds"); and the Premier Shares of the Money Market Funds, the Capital Appreciation Funds and the Income Funds may contact the Distributor at the telephone number shown above. Additional information about the Money Market Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


         This Prospectus sets forth concisely the information about the Classic Shares and Class B Shares of the Money Market Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

             THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF,
         OR ENDORSED OR GUARANTEED BY AMSOUTH OR ANY OF ITS AFFILIATES.
                  THE TRUST'S SHARES ARE NOT FEDERALLY INSURED
           BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
             RESERVE BOARD OR BY ANY OTHER AGENCY. AN INVESTMENT IN
                 THE TRUST'S SHARES INVOLVES INVESTMENT RISKS,
                   INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                 --------------

            AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED
                BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE
                THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET
                         ASSET VALUE OF $1.00 PER SHARE

                                 --------------

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
              THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION")
                       OR ANY STATE SECURITIES COMMISSION
                 NOR HAS THE COMMISSION OR ANY STATE SECURITIES
                 COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                  OF THIS PROSPECTUS. ANY REPRESENTATION OF THE
                         CONTRARY IS A CRIMINAL OFFENSE.



                The date of this Prospectus is December 1, 1998.

                                    FEE TABLE


                                           Prime Obligations              U.S. Treasury           Tax
                                                  Fund                       Fund             Exempt Fund
                                          --------------------            -------------       -----------
                                          Classic      Class B              Classic             Classic
                                           Shares       Shares               Shares              Shares
                                           ------       ------               ------              ------
Shareholder Transaction Expenses(1)

   Maximum Sales Load Imposed
   on Purchases (as a percentage
   offering price)                             0%           0%                   0%                  0%

   Maximum Sales Load Imposed
   on Reinvested Dividends
   (as a percentage of offering price)         0%           0%                   0%                  0%

   Deferred Sales Load (as
   a percentage of original
   purchase price or redemption
   proceeds, as applicable)                    0%        5.00%                   0%                  0%

   Redemption Fees (as a percentage
   of amount redeemed, if applicable)(2)       0%           0%                   0%                  0%

   Exchange Fee                               $0           $0                   $0                  $0

Annual Fund Operating Expenses
(as a percentage of net assets)

   Management Fees (after voluntary         0.40%         0.40%               0.40%               0.20%
   fee reduction for the Tax Exempt
   Fund)(3)

   12b-1 Fees                               0.00%        1.00%                0.00%               0.00%

   Shareholder Servicing Fees(4)
   (after voluntary fee reductions
   for the Classic Shares)                  0.10%        0.00%                0.10%               0.10%

   Other Expenses                           0.29%        0.29%                0.30%               0.30%
                                           -----        -----                -----               -----

   Total Fund Operating Expenses(5)
   (after voluntary fee reductions
   for the Classic Shares)                  0.79%        1.69%                0.80%               0.60%
                                            ====         ====                 ====                ====

         (1) Financial Institutions may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in a Money Market Fund. (See "HOW TO PURCHASE AND REDEEM SHARES - Purchases of Shares.")

         (2) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES - Redemption by Telephone.")


         (3) Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average net assets would be 0.40% for the Tax Exempt Fund. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS - INVESTMENT ADVISOR.")

         (4) Absent the voluntary reduction of Shareholder Servicing Fees, Shareholder Servicing Fees as a percentage of average net assets would be 0.25% for the Classic Shares of each Money Market Fund.

         (5) In the absence of any voluntary reduction in shareholder servicing and investment advisory fees, Total Fund Operating Expenses for the Classic Shares of the Prime Obligations Fund would be 0.94%, for the U.S. Treasury Fund would be 0.95%, and for the Tax Exempt Fund would be 0.95%.


Example

       You would pay the following expenses on a $1,000 investment in Classic Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period.


                                                               1 Year        3 Years        5 Years        10 Years
                                                               ------        -------        -------        --------
                Prime Obligations Fund                          $8             $25            $44            $98
                U.S. Treasury Fund                              $8             $26            $44            $99
                Tax Exempt Fund                                 $6             $19            $33            $75


       You would pay the following expenses on a $1,000 investment in Class B Shares, assuming (1) deduction of the applicable Contingent Deferred Sales Charge; and (2) 5% annual return.


                                                   1 Year            3 Years         5 Years          10 Years
                                                   ------            -------         -------          --------
   Prime Obligations Fund
   Assuming a complete
   redemption at end of period                       $67                $83            $112              $176
   Assuming no redemption                            $17                $53            $92               $176


         The purpose of the tables above is to assist an investor in Classic Shares or Class B Shares of a Money Market Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Money Market Funds.

         THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


         The information set forth in the foregoing tables and examples relates only to Classic Shares and Class B Shares. The Trust also offers Premier Shares of each Money Market Fund which are subject to the same expenses except that there are no sales charges nor distribution or shareholder servicing expenses charged to Premier Shares. See "HOW TO PURCHASE AND REDEEM SHARES - Distributor."

                              FINANCIAL HIGHLIGHTS


         The tables below set forth certain financial information concerning the investment results for each of the Funds for the period of commencement of operations to July 31, 1998. The information from the commencement of operations to July 31, 1998 is a part of the financial statements audited by PricewaterhouseCoopers LLP, independent accountants for the Trust, whose report on the Trust's financial statements for the year ended July 31, 1998 appears in the Statement of Additional Information. Further financial data is incorporated by reference into the Statement of Additional Information.




                                                                         Prime Obligations Fund
                                                                           Year Ended July 31,
                                             ----------------------------------------------------------------------------------
                                                       1998                        1997               1996             1995
                                                       ----                        ----               ----             ----
                                              Classic        Class B(g)         Classic (b)        Classic (b)
                                              -------        ----------         -----------        -----------
NET ASSET VALUE, BEGINNING OF PERIOD         $  1.000          $1.000            $  1.000           $  1.000           $  1.000
                                             --------          ------            --------           --------           --------

INVESTMENT ACTIVITIES
  Net investment income                         0.049           0.005              0 .048              0.016              0.050
                                             --------          ------            --------           --------           --------

DISTRIBUTIONS
  Net investment income                        (0.049)         (0.005)             (0.048)            (0.016)            (0.050)
                                             --------          ------            --------           --------           --------

NET ASSET VALUE, END OF PERIOD               $  1.000          $1.000            $  1.000           $  1.000           $  1.000
                                             --------          ------            --------           --------           --------

Total Return                                     4.99%           0.49%(d)            4.90%              5.07%(f)           5.14%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)          $116,960           $   1            $111,027           $125,075           $617,673
  Ratio of expenses to average net
    assets                                       0.79%           1.85%(c)            0.78%              0.81%(c)           0.69%
  Ratio of net investment income to
    average net assets                           4.88%           3.83%(c)            4.79%              4.61%(c)           5.04%
  Ratio of expenses to average net
    assets*                                      0.95%           1.88%(c)            0.93%              0.96%(c)               (e)
  Ratio of net investment income to
    average net assets*                          4.73%           3.81%(c)            4.64%              4.46%(c)               (e)



                                                            Prime Obligations Fund                           August 8,
                                                              Year Ended July 31,                             1988 to
                                      ------------------------------------------------------------------      July 31,
                                           1994          1993           1992         1991          1990        1989(a)
                                           ----          ----           ----         ----          ----        -------
NET ASSET VALUE, BEGINNING OF PERIOD    $  1.000      $  1.000       $  1.000     $  1.000     $   1.000      $  1.000
                                        --------      --------       --------     --------     ---------      --------

INVESTMENT ACTIVITIES
  Net investment income                    0.029         0.027          0.042        0.067         0.079         0.084
                                        --------      --------       --------     --------     ---------      --------

DISTRIBUTIONS
  Net investment income                   (0.029)       (0.027)        (0.042)      (0.067)       (0.079)       (0.084)
                                        --------      --------       --------     --------     ---------      --------

NET ASSET VALUE, END OF PERIOD          $  1.000      $  1.000       $  1.000     $  1.000     $   1.000      $  1.000
                                        --------      --------       --------     --------     ---------      --------

Total Return                                2.94%         2.76%          4.28%        6.87%         8.16%         8.72%(d)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)     $577,331      $456,428       $457,511     $307,873      $298,498      $293,749
  Ratio of expenses to average net
    assets                                  0.70%         0.71%          0.71%        0.72%         0.70%         0.58%(c)
  Ratio of net investment income to
    average net assets                      2.92%         2.73%          4.08%        6.61%         7.88%         8.69%(c)
  Ratio of expenses to average net
    assets*                                   (e)           (e)            (e)          (e)         0.72%         0.71%(c)
  Ratio of net investment income to
    average net assets*                       (e)           (e)            (e)          (e)         7.86%         8.56%(c)


-------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.

(c)  Annualized.

(d)  Not annualized.

(e)  There were no waivers during the period.

(f) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.55%.

(g) For the period from June 15, 1998 (commencement of operations) to July 31, 1998.

                                                                                U.S. Treasury Fund
                                                                                Year Ended July 31,
                                               -------------------------------------------------------------------------------
                                                1998           1997           1996            1995         1994          1993
                                                ----           ----           ----            ----         ----          ----
                                               Classic      Classic (b)    Classic (b)
                                               -------      -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD           $1.000         $1.000         $ 1.000        $  1.000     $  1.000     $  1.000
                                               ------         ------         -------        --------     --------     --------
INVESTMENT ACTIVITIES
  Net investment income                         0.046          0.045           0.015           0.048        0.028        0.027
                                               ------         ------         -------        --------     --------     --------
DISTRIBUTIONS
  Net investment income                        (0.046)        (0.045)         (0.015)         (0.048)      (0.028)      (0.027)
                                               ------         ------         -------        --------     --------     --------
NET ASSET VALUE, END OF PERIOD                 $1.000        $ 1.000         $ 1.000          $1.000     $  1.000     $  1.000
                                               ======        =======         =======        ========     ========     ========

Total Return                                     4.67%          4.60%           4.90%(f)        4.90%        2.80%        2.69%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)            $8,070         $9,885         $12,263        $322,939     $300,603     $404,473
  Ratio of expenses to average net assets        0.80%          0.79%           0.82%(c)        0.70%        0.71%        0.72%
  Ratio of net investment income to average
    net assets                                   4.57%          4.50%           4.44%(c)        4.81%        2.77%        2.66%
  Ratio of expenses to average net assets*       0.95%          0.94%           0.97%(c)          (e)          (e)          (e)
  Ratio of net investment income to average
    net assets*                                  4.42%          4.35%           4.29%(c)          (e)          (e)          (e)



                                                        U.S. Treasury Fund           September 8,
                                                        Year Ended July 31,            1988 to
                                                  ---------------------------------    July 31,
                                                     1992       1991       1990        1989(a)
                                                     ----       ----       ----        -------
NET ASSET VALUE, BEGINNING OF PERIOD              $  1.000    $ 1.000     $ 1.000     $ 1.000
                                                  --------    -------     -------     -------
INVESTMENT ACTIVITIES
  Net investment income                              0.041      0.064       0.077       0.075
                                                  --------    -------     -------     -------
DISTRIBUTIONS
  Net investment income                             (0.041)    (0.064)     (0.077)     (0.075)
                                                  --------    -------     -------     -------
NET ASSET VALUE, END OF PERIOD                    $  1.000    $ 1.000     $ 1.000     $ 1.000
                                                  ========    =======     =======     =======

Total Return                                          4.15%      6.58%       8.04%       7.75%(d)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)               $339,666   $343,967    $239,291    $131,956
  Ratio of expenses to average net assets             0.73%      0.72%       0.68%       0.61%(c)
  Ratio of net investment income to average
    net assets                                        4.08%      6.28%       7.73        8.31%(c)
  Ratio of expenses to average net assets*                (e)        (e)     0.73%       0.74%(c)
  Ratio of net investment income to average
    net assets*                                           (e)        (e)     7.68%       8.18%(c)


-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.

(c)  Annualized.

(d)  Not annualized.

(e)  There were no waivers during the period.

(f) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.49%.

                                                                                     Tax Exempt Fund
                                                                                   Year Ended July 31,
                                                              -------------------------------------------------------------
                                                               1998          1997            1996         1995        1994
                                                               ----          ----            ----         ----        ----
                                                              Classic      Classic (b)    Classic (b)
                                                              -------      -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $1.000         $1.000        $1.000       $1.000      $1.000
                                                               ------         ------        ------       ------      ------
INVESTMENT ACTIVITIES
  Net investment income                                         0.030          0.030         0.010        0.032       0.019
                                                               ------         ------        ------       ------      ------
DISTRIBUTIONS
  Net investment income                                        (0.030)        (0.030)       (0.010)      (0.032)     (0.019)
                                                               ------         ------        ------       ------      ------

NET ASSET VALUE, END OF PERIOD                                 $1.000         $1.000        $1.000       $1.000      $1.000
                                                               ======         ======        ======       ======      ======

 Total Return                                                    3.03%          3.04%         3.12%(e)     3.22%       1.95%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                           $28,657        $27,296       $17,116      $57,640     $60,923
  Ratio of expenses to average net assets                        0.60%          0.62%         0.68%(c)     0.54%       0.57%
  Ratio of net investment income to average net assets           2.97%          3.00%         2.82%(c)     3.15%       1.93%
  Ratio of expenses to average net assets*                       0.98%          0.97%         1.03%(c)     0.74%       0.77%
  Ratio of net investment income to average net assets*          2.59%          2.65%         2.47%(c)     2.95%       1.73%



                                                                        Tax Exempt Fund            June 27
                                                                       Year Ended July 31,         1988 to
                                                                 -------------------------------   July 31,
                                                                   1993       1992       1991      1990 (a)
                                                                   ----       ----       ----      --------
NET ASSET VALUE, BEGINNING OF PERIOD                             $1.000      $1.000     $1.000     $1.000
                                                                 ------      ------     ------     ------
INVESTMENT ACTIVITIES
  Net investment income                                           0.021       0.030      0.046      0.011
                                                                 ------      ------     ------     ------
DISTRIBUTIONS
  Net investment income                                          (0.021)     (0.030)    (0.046)    (0.011)
                                                                 ------      ------     ------     ------

NET ASSET VALUE, END OF PERIOD                                   $1.000      $1.000     $1.000     $1.000
                                                                 ======      ======     ======     ======

 Total Return                                                      2.16%       3.12%      4.69%      0.54%(d)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                             $48,151     $38,392    $25,400    $28,246
  Ratio of expenses to average net assets                          0.49%       0.65%      0.52%      0.21%(c)
  Ratio of net investment income to average net assets             2.12%       2.98%      4.59%      5.70%(c)
  Ratio of expenses to average net assets*                         0.78%       0.77%      0.77%      0.81%(c)
  Ratio of net investment income to average net assets*            1.83%       2.86%      4.34%      5.10%(c)


-------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.

(c)  Annualized.

(d)  Not annualized.

(e) Represents the total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 0.95%.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of the Prime Obligations Fund and the U.S. Treasury Fund is to seek current income with liquidity and stability of principal. The investment objective of the Tax Exempt Fund is to seek as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital and relative stability of principal. Although the Prime Obligations Fund and the U.S. Treasury Fund have the same Advisor and the same investment objective, their particular portfolio securities and yield will ordinarily differ due to differences in the types of investments permitted, cash flow, and the availability of particular portfolio investments. Market conditions and interest rates may affect the types and yields of securities held in each Fund. The investment objective of each Money Market Fund is fundamental and may not be changed without a vote of the outstanding Shares of that Fund (as defined below under "GENERAL INFORMATION - Miscellaneous.") There can be, of course, no assurance that any Money Market Fund will achieve its investment objective.

         Changes in prevailing interest rates may affect the yield, and possibly the net asset value, of each Fund. Each of the Money Market Funds invests only in those securities and instruments considered by the Advisor to present minimal credit risks under guidelines established by the Trust's Board of Trustees. All securities or instruments in which each of the Money Market Funds invest have remaining maturities of 397 days or less, although instruments subject to repurchase agreements (and, in the case of the Tax Exempt Fund, certain variable rate and floating rate instruments subject to demand features) may bear longer maturities. The dollar-weighted average maturity of the securities in each Money Market Fund will not exceed 90 days.


THE PRIME OBLIGATIONS FUND


         THE PRIME OBLIGATIONS FUND invests in U.S. dollar-denominated, high-quality short-term debt instruments. Investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term rating from at least two nationally recognized statistical rating organizations (an "NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation and "P-1" by Moody's Investors Service, Inc.) or one NRSRO if only rated by one NRSRO or (ii) do not possess a rating (i.e., are unrated) but are determined to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. The Statement of Additional Information contains further information concerning the rating and other requirements governing the Prime Obligation Fund's investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer. The Statement also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Fund and provides a description of the relevant ratings assigned by each such NRSRO.

U.S. GOVERNMENT SECURITIES


         The Prime Obligations Fund will invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Bank or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Prime Obligations Fund will invest in the obligations of such agencies or instrumentalities only when the Advisor believes that the credit risk with respect thereto is minimal.


BANK OBLIGATIONS


         The Prime Obligations Fund may invest in bankers' acceptances guaranteed by domestic and foreign banks if at the time of investment the guarantor bank has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements). The Prime Obligations Fund may invest in certificates of deposit and demand and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.


FOREIGN OBLIGATIONS


         The Prime Obligations Fund may also invest in Eurodollar Certificates of Deposits ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

         The Prime Obligations Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.

         The Prime Obligations Fund may invest in commercial paper (including variable amount master demand notes) issued by U.S. or foreign corporations. The Prime Obligations Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.


         Investments in ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper may subject the Prime Obligations Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of foreign withholding taxes on interest income, possible seizure, currency blockage, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely effect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. The Prime Obligations Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Advisor believes that the risks associated with such instruments are minimal and only when such instruments are denominated and payable in U.S. dollars.

VARIABLE AMOUNT DEMAND NOTES

         Variable amount master demand notes in which the Prime Obligations Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Prime Obligations Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Prime Obligations Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as to quality as set forth above for commercial paper. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note may not exceed seven days.

FUNDING AGREEMENTS


         The Prime Obligations Fund may invest in funding agreements ("Funding Agreements"), also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Prime Obligations Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. The Funding Agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Funding Agreements provide for adjustment of the interest rate monthly and are considered variable rate instruments. The Prime Obligations Fund will only purchase a Funding Agreement (i) when the Advisor has determined, under guidelines established by the Board of Trustees, that the Funding Agreement presents minimal credit risks to the Prime Obligations Fund and is of comparable quality to instruments that are rated high quality by an NRSRO that is not an affiliated person, as defined in the Investment Company Act of 1940, as amended, of the issuer, or any insurer, guarantor, or provider of credit support for the instrument and (ii) if it may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. Because the Prime Obligations Fund may not receive the principal amount of a Funding Agreement from the insurance company on seven days' notice or less, the Funding Agreement is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, may not exceed 10% of the Fund's net assets. In determining average weighted portfolio maturity, a Funding Agreement will be deemed to have a maturity equal to 30 days, representing the period of time remaining until the principal amount can be recovered through demand.


ASSET-BACKED SECURITIES


         The Prime Obligations Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.

         Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

         Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period. The CARDS principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

         Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Prime Obligations Fund will be subject to the same quality requirements as other securities purchased by the Fund.


OTHER INVESTMENTS

         The Prime Obligations Fund may invest in the securities of other money market funds that have similar policies and objectives, invest in securities of equal or higher short-term ratings, and are in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

         The Prime Obligations Fund may also invest in short-term municipal obligations.

THE U.S. TREASURY FUND


         THE U.S. TREASURY FUND invests exclusively in short-term U.S. dollar-denominated obligations issued by the U.S. Treasury. Such obligations may include "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security. These securities may exhibit greater price volatility then ordinary debt securities because of the manner in which their principal and interest are returned to investors. Obligations purchased by the U.S. Treasury Fund may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligation.


THE TAX EXEMPT FUND


         THE TAX EXEMPT FUND invests primarily in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Municipal Securities") and which generally have remaining maturities of one year or less. The Tax Exempt Fund may also invest up to 10% of the value of its total assets in the securities of money market mutual funds which invest primarily in obligations exempt from federal income tax. The Tax Exempt Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of such money market mutual funds. Additional restrictions on the Tax Exempt Fund's investments in the securities of such money market funds are contained in the Statement of Additional Information. As a fundamental policy, under normal market conditions at least 80% of the Tax Exempt Fund's total assets will be invested in Municipal Securities and in securities of money market mutual funds which invest primarily in obligations exempt from federal income tax.


         The Tax Exempt Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the Tax Exempt Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the Tax Exempt Fund would be appropriate.

TAXABLE OBLIGATIONS


         It is a fundamental policy that, under normal market conditions, the Tax Exempt Fund may invest up to 20% of its total assets in obligations, the interest on which is either subject to regular federal income tax or treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Taxable Obligations"). At times, the Advisor may determine that, because of unstable conditions in the markets for Municipal Securities, pursuing the Tax Exempt Fund's investment objective is inconsistent with the best interests of the Shareholders of the Tax Exempt Fund. At such times, the Advisor may use temporary defensive strategies differing from those designed to achieve the Tax Exempt Fund's investment objective, by increasing the Tax Exempt Fund's holdings in short-term Taxable Obligations to over 20% of the Tax Exempt Fund's total assets and by holding uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Tax Exempt Fund's quality standards (as described below) for tax-exempt commercial paper. These obligations are described further in the Statement of Additional Information.


PRIVATE ACTIVITY BONDS


         The Tax Exempt Fund may also invest in private activity bonds ("industrial development bonds" under prior law). Interest on private activity bonds (and industrial development bonds) is fully tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. Regardless of whether they qualify for tax-exempt status, private activity bonds may subject both individual and corporate investors to tax liability under the alternative minimum tax. However, private activity bonds will only be considered Municipal Securities for the purposes of this Prospectus if they do not have this effect regarding individuals. For additional information on the federal alternative minimum tax see "DIVIDENDS AND TAXES" below.


MUNICIPAL SECURITIES


         The Tax Exempt Fund will invest only in those Municipal Securities and other obligations which are considered by the Advisor, pursuant to guidelines approved by the Board of Trustees, to present minimal credit risks. In addition, investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from an NRSRO in the case of single-rated securities or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or
(iii) do not possess a rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. The Statement of Additional Information contains further information concerning the rating and other requirements governing the Tax Exempt Fund's investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer. The Statement of Additional Information also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Fund and provides a description of the relevant ratings assigned by each such NRSRO.

         The two principal classifications of Municipal Securities which may be held by the Tax Exempt Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Tax Exempt Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Securities in which the Tax Exempt Fund may invest may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

         Municipal Securities purchased by the Tax Exempt Fund may include rated and unrated variable and floating rate tax-exempt notes, which may have a stated maturity in excess of one year but which will, in such event, be subject to a demand feature that will permit the Tax Exempt Fund to demand payment of the principal of the note either (i) at any time upon not more than thirty days' notice or (ii) at specified intervals not exceeding one year and upon no more than thirty days' notice. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax Exempt Fund will approximate their par value. The Tax Exempt Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax Exempt Fund nor its Advisor will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

         Although the Tax Exempt Fund presently does not intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Advisor. To the extent that the Tax Exempt Fund's assets are concentrated in Municipal Securities that are so related, the Tax Exempt Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Tax Exempt Fund's assets were not so concentrated.

         The Tax Exempt Fund may also purchase Municipal Securities on a "when-issued" basis. "When-issued" securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield thereby involving the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Tax Exempt Fund will generally not pay for such securities and no income accrues on the securities until they are received. When the Tax Exempt Fund agrees to purchase securities on a "when-issued" basis, the Trust's custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Tax Exempt Fund expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and that a commitment by the Tax Exempt Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its total assets, the Tax Exempt Fund's liquidity and the Advisor's ability to manage it might be adversely affected. The Tax Exempt Fund does not intend to purchase "when-issued" securities for speculative purposes but only for the purpose of acquiring portfolio securities.


PUTS


         The Tax Exempt Fund may acquire "puts" with respect to Municipal Securities held in its portfolio. Under a put, the Tax Exempt Fund would have the right to sell a specified Municipal Security within a specified period of time at a specified price to a third party. A put would be sold, transferred, or assigned only with the underlying Municipal Security. The Tax Exempt Fund will acquire puts solely to either facilitate portfolio liquidity, shorten the maturity of the underlying Municipal Securities, or permit the investment of the Tax Exempt Fund's funds at a more favorable rate of return. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.


MONEY MARKET FUNDS


REPURCHASE AGREEMENTS

         Securities held by the Money Market Funds may be subject to repurchase agreements. If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, a Money Market Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Money Market Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Money Market Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Money Market Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Except as described below under "Investment Restrictions" there is no aggregate limitation on the amount of any Money Market Fund's total assets that may be invested in instruments which are subject to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

         Each Money Market Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Money Market Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Money Market Fund may decline below the price at which the Money Market Fund is obligated to repurchase the securities.


                             INVESTMENT RESTRICTIONS

         Each of the Money Market Funds is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (see "GENERAL INFORMATION -- Miscellaneous" in this Prospectus).

PRIME OBLIGATIONS FUND

         The Prime Obligations Fund may not:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Prime Obligations Fund's total assets would be invested in such issuer, except that 25% or less of the value of the Prime Obligations Fund's total assets may be invested without regard to such 5% limitation. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

         2. Purchase any securities which would cause more than 25% of the value of the Prime Obligations Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, bank certificates of deposit or bankers' acceptances issued by a domestic bank or by a U.S. branch of a foreign bank provided that such U.S. branch is subject to the same regulation as U.S. banks, and repurchase agreements secured by bank instruments or obligations of the U.S. government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

U.S. TREASURY FUND

         The U.S. Treasury Fund may not purchase securities other than bills, notes, and bonds issued by the U.S. Treasury, certain of which securities may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligation.

TAX EXEMPT FUND

         The Tax Exempt Fund may not:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 25% of the value of the Tax Exempt Fund's total assets may be invested without regard to such 5% limitation). For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-government user, a security is considered to be issued by such non-governmental user.

         2. Purchase any securities which would cause 25% or more of the Tax Exempt Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Securities; and provided, further, that for the purpose of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

         3. Acquire a put if, immediately after such acquisition, over 5% of the total amortized cost value of the Tax Exempt Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Tax Exempt Fund's total assets may be subject to puts without regard to such 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). For the purpose of this investment restriction and investment restriction No. 4 below, a put will be considered to be from the party to whom the Tax Exempt Fund will look for payment of the exercise price.

         4. Acquire a put that, by its terms would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after that acquisition, the amortized cost value of the security or securities underlying that put, when aggregated with the amortized cost value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total amortized cost value of the Tax Exempt Fund's assets.

PRIME OBLIGATIONS FUND, U.S. TREASURY FUND AND TAX EXEMPT FUND

         The Prime Obligations Fund, the U.S. Treasury Fund and the Tax Exempt Fund may not:

         1. Borrow money or issue senior securities, except that each Money Market Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. A Money Market Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

         2. Make loans, except that each Money Market Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.


                               VALUATION OF SHARES

         The net asset value of each of the Prime Obligations Fund and the U.S. Treasury Fund is determined and its Shares are priced as of 1:00 p.m. and 4:00 p.m., Eastern time (the "Valuation Times") on each Business Day of such Fund. The net asset value of the Tax Exempt Fund is determined and its Shares are priced as of 12:00 noon and 4:00 p.m., Eastern time (the "Valuation Times") on each Business Day of the Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Money Market Fund, less the liabilities charged to that Class, by the number of the outstanding Shares of that Class.

         The assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to rules and regulations of the Securities and Exchange Commission regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Trust seeks to maintain each Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.


                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares of the Money Market Funds are sold on a continuous basis by the Trust's distributor, BISYS Fund Services (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Trust at (800) 451-8382.


         The Prime Obligations Fund offers three classes of Shares, Premier Shares, Classic Shares, and Class B Shares and the U.S. Treasury Fund and the Tax Exempt Fund offer Classic Shares and Premier Shares. Class B Shares of the Prime Obligations Fund only are available to Shareholders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Prime Obligations Fund. The three Classes of Shares of a particular Fund represent interests in the same investments and are identical in all respects except that (i) Classic Shares bear the expense of the fee under the Trust's Shareholder Servicing Plan (the "Servicing Plan"), which will cause the Classic Shares to have a higher expense ratio and to pay lower dividends than those of the Premier Shares, (ii) Class B Shares bear the expense of the fee under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), which will cause the Class B Shares to have a higher expense ratio and to pay lower dividends than those of the Premier Shares and Classic Shares, (iii) Classic Shares have certain exclusive voting rights with respect to the Servicing Plan, and Class B Shares have certain exclusive voting rights with respect to the Distribution Plan, and (iv) Class B Shares are subject to a contingent deferred sales charge.


PURCHASES OF CLASSIC SHARES

         Shares of the Money Market Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth or a financial institution that provides certain administrative support services for their customers or accountholders (collectively, "Financial Institutions"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by Financial Institutions and their Customers are invested by the Distributor in Shares of a Money Market Fund.

         Shares of the Money Market Funds sold to Financial Institutions acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by Financial Institutions. With respect to Shares so sold, it is the responsibility of the particular Financial Institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Financial Institution and reflected in the account statements provided by Financial Institutions to Customers.

         There is no sales charge imposed by the Trust in connection with the purchase of Classic Shares in a Money Market Fund. Sales charges apply to purchases of the other Funds of the Trust. Depending upon the terms of a particular Customer account, the Financial Institutions may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in a Money Market Fund. Information concerning these services and any charges can be obtained from the Financial Institutions. This Prospectus should be read in conjunction with any such information received from the Financial Institutions.

         Investors may also purchase Classic Shares of a Money Market Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Trust, in care of AmSouth Mutual Funds, P.O. Box 182733, Columbus, Ohio 43218- 2733. Subsequent purchases of Classic Shares of a Money Market Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to the above address.

         If an Account Registration Form has been previously received by the Distributor, investors may also purchase Classic Shares either by telephone or by wiring funds to the Custodian. Telephone orders may be placed by calling the Trust at (800) 451-8382. Payment for shares ordered by telephone may be made by check or by wiring funds to the Custodian. To make payment by wire, investors must call the Trust at (800) 451-8382 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

         Investors may also purchase Classic Shares by arranging systematic monthly, bi-monthly or quarterly investments into the Funds with the Trust's Automatic Investment Plan ("AIP"). The minimum investment amounts are $50 per transfer and the maximum amount with respect to any transfer is $100,000. After investors give the Trust proper authorization, their bank accounts, which must be with banks that are members of the Automated Clearing House, will be debited accordingly to purchase Shares. Investors will receive a confirmation from the Trust for every transaction, and a withdrawal will appear on their bank statements.

         To participate in AIP, investors must complete the appropriate sections of the Account Registration form or call for instructions. This form may be obtained by calling the Trust at (800) 451-8382. The amount investors specify will automatically be invested in Shares at the specified Fund's net asset value per Share next determined after the debit is made.

         To change the frequency or amount invested, written instructions must be received by the Trust at least seven Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Trust at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under REDEMPTION BY MAIL below. If there are insufficient funds in the investor's designated bank account to cover the Shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Fund Shares will be purchased).

         Investors should check with their banks to determine whether they are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Funds related to AIP are borne by the Funds and therefore there is no direct charge by the Funds to investors for use of these services.

         Shares of the Money Market Funds are purchased at the appropriate net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order in good form to purchase Shares. An order to purchase Shares will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Trust's custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares which is transmitted by federal funds wire will be available the same day for investment by the Trust's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Trust strongly recommends that investors of substantial amounts use federal funds to purchase Shares.

         The minimum investment is $1,000 for the initial purchase of Classic Shares of a Money Market Fund by an investor. There is no minimum investment for subsequent purchases; however, as described above, the minimum subsequent investment when using AIP is $50 per transfer. The minimum initial investment amount may be waived if purchases are made in connection with Individual Retirement Accounts, Keogh plans or similar plans. For information on IRAs or Keoghs or similar plans, contact AmSouth at 800-451-8382.

         The maximum investment is $250,000 for total purchases of Class B Shares. There is no limitation on the amount of Classic Shares that may be purchased.

         Purchases of Shares of a Money Market Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of such Money Market Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day. Shares of the Prime Obligations Fund and the U.S. Treasury Fund purchased before 1:00 p.m., Eastern time, begin earning dividends on the same Business Day. Shares of the Tax Exempt Fund purchased before 12:00 noon, Eastern time, begin earning dividends on the same Business Day. All Shares of a Money Market Fund continue to earn dividends through the day before their redemption.

         The Trust reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign and third party checks.

         Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares of the particular Fund owned by the Shareholder. In the case of Classic Shares held of record by Financial Institutions but beneficially owned by a Customer, confirmations of purchases, exchanges, and redemptions of Classic Shares by a Financial Institution will be sent to the Customer by the Financial Institution. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

SALES CHARGE -- CLASS B SHARES

         Class B Shares are not subject to a sales charge when they are purchased, but are subject to a sales charge (the "Contingent Deferred Sales Charge") if a Shareholder redeems them prior to the sixth anniversary of purchase. When a Shareholder purchases Class B Shares, the full purchase amount is invested directly in the applicable Fund. Class B Shares of each Fund are subject to an ongoing distribution and shareholder service fee at an annual rate of 1.00% of such Fund's average daily net assets as provided in the Distribution Plan (described below under "The Distributor"). This ongoing fee will cause Class B Shares to have a higher expense ratio and to pay lower dividends than Classic Shares. Class B Shares convert automatically to Classic Shares after eight years, commencing from the end of the calendar month in which the purchase order was accepted under the circumstances and subject to the qualifications described in this Prospectus.

         Proceeds from the Contingent Deferred Sales Charge and the distribution and shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and Shareholder services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to dealers and agents selling Class B Shares. A dealer commission of 4.00% of the original purchase price of the Class B Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission.

CONTINGENT DEFERRED SALES CHARGE

         If the Shareholder redeems Class B Shares prior to the sixth anniversary of purchase, the Shareholder will pay a Contingent Deferred Sales Charge at the rates set forth below. The Contingent Deferred Sales Charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the Shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on Shares derived from reinvestment of dividends or capital gain distributions.

         The amount of the Contingent Deferred Sales Charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such Shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.


                                       CONTINGENT
                                        DEFERRED
                                    SALES CHARGE AS A
       YEAR(S)                        PERCENTAGE OF
        SINCE                         DOLLAR AMOUNT
       PURCHASE                     SUBJECT TO CHARGE
       --------                     -----------------
         0-1                              5.00%
         1-2                              4.00%
         2-3                              3.00%
         3-4                              3.00%
         4-5                              2.00%
         5-6                              1.00%
         6-7                              None
         7-8                              None

         In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Classic Shares in the Shareholder's Fund account (unless the Shareholder elects to have Class B Shares redeemed first) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the Shareholder for the longest period of time. This method should result in the lowest possible sales charge.

         The Contingent Deferred Sales Charge is waived on redemption of Shares:
(i) following the death or disability (as defined in the Code) of a Shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; or (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a Shareholder who has attained the age of 70-1/2. A Shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the Shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a "redemption" of Class B Shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party;
(ii) exchanges for Class B Shares of other Funds of the Trust as described under "Exchange Privilege;" or (iii) provided that the Shareholder withdraws no more than 12% of the account value annually using the Automatic Withdrawal Plan Feature.


CONVERSION FEATURE

         Class B Shares include all Shares purchased pursuant to the Contingent Deferred Sales Charge which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B Shares will automatically convert to Classic Shares and will be subject to the lower distribution and Shareholder service fees charged to Classic Shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The conversion is not a taxable event to a Shareholder.

         For purposes of conversion to Classic Shares, shares received as dividends and other distributions paid on Class B Shares in a Shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a Shareholder's Fund account (other than those in the sub-account) convert to Classic Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Classic Shares.

         If a Shareholder effects one or more exchanges among Class B Shares of the Funds of the Trust during the eight-year period, the Trust will aggregate the holding periods for the shares of each Fund of the Trust for purposes of calculating that eight-year period. Because the per share net asset value of the Classic Shares may be higher than that of the Class B Shares at the time of conversion, a Shareholder may receive fewer Classic Shares than the number of Class B Shares converted, although the dollar value will be the same.

EXCHANGE PRIVILEGE


EXCHANGES BETWEEN CLASSES OF A FUND

         Classic Shares of a Fund may not be exchanged for Class B Shares of the same Fund, and may be exchanged for Premier Shares of the same Fund only if the

Shareholder becomes eligible to purchase Premier Shares. Class B Shares may not be exchanged for Classic Shares of the same Fund, and may be exchanged for Premier Shares of the same Fund only if the Shareholder becomes eligible to purchase Premier Shares. A Contingent Deferred Sales Charge will not apply to exchanges of Class B Shares for Premier Shares. An exchange of Classic Shares or Class B Shares for Premier Shares of the same Fund will not be a taxable event for a Shareholder.

EXCHANGES BETWEEN FUNDS


         CLASSIC SHARES

         Classic Shares of each Fund may be exchanged for Classic Shares of the other Funds, subject to a minimum initial investment. Classic Shares may not be exchanged for Class B Shares of the other Funds, and may be exchanged for Premier Shares of the other Funds only if the Shareholder becomes eligible to purchase Premier Shares. Shareholders may exchange their Classic Shares for Classic Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Classic Shares exchanged. Shareholders may exchange their Classic Shares for Classic Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Classic Shares of a Money Market Fund, for which no sales load was paid, for Classic Shares of a variable net asset value Fund ("Variable NAV Fund"). Under such circumstances, the cost of the acquired Classic Shares will be the net asset value per share plus the appropriate sales load. If, during a twelve month period, a Shareholder acquires Classic Shares of a Money Market Fund from an exchange involving Shares of a Variable NAV Fund, then such Shares of the Money Market Fund may be exchanged back for Shares of a Variable NAV Fund without the payment of any additional sales load. Under such circumstances, the Shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular Customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.

         CLASS B SHARES

         Class B Shares of each Fund may be exchanged for Class B Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any Contingent Deferred Sales Charge which might otherwise be due upon redemption of the outstanding Class B Shares. Investors should note that, as of the date of this Prospectus, Class B Shares were not yet being offered in the U.S. Treasury Fund, Tax Exempt Fund, Government Income Fund, Limited Maturity Fund, Florida Fund, and Municipal Bond Fund, thus, no exchanges may be effected for Class B Shares of these Funds. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the eight-year holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Fund from which the exchange was made.

         Class B Shares may not be exchanged for Classic Shares of the other Funds, and may be exchanged for Premier Shares of the other Funds only if the Shareholder becomes eligible to purchase Premier Shares. A Contingent Deferred Sales Charge will not apply to exchanges of Class B Shares for Premier Shares.

ADDITIONAL INFORMATION ABOUT EXCHANGES

         An exchange from one Fund to another Fund is considered to be a taxable event for federal income tax purposes on which a Shareholder may realize a capital gain or loss.

         Before exchanging Shares, a Shareholder must receive a current prospectus describing the Shares to be acquired. An exchange may be made by calling the Trust at (800) 451-8382 or by mailing written instructions to BISYS Fund Services, Inc. ("Transfer Agent"), P.O. Box 182733, Columbus, Ohio 43218-2733. Exchange Privileges may be exercised only in those states where Shares may legally be sold, and may be amended or terminated at any time upon sixty (60) days' prior notice to Shareholders.

         The Exchange Privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Excessive exchange transactions may potentially disrupt the management of the Trust and increase transaction costs. Accordingly, in order to prevent excessive use of the Exchange Privilege, the Trust has established a policy of prohibiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during a calendar year.

AUTO EXCHANGE

         AmSouth Mutual Funds Auto Exchange enables Shareholders to make regular, automatic withdrawals from Classic Shares and Class B Shares of the AmSouth Prime Obligations Fund and use those proceeds to benefit from dollar-cost-averaging by automatically making purchases of shares of the same Class of another AmSouth Mutual Fund. With shareholder authorization, the Trust's transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's AmSouth Prime Obligations Fund account and will automatically invest that amount in Classic Shares or Class B Shares of the AmSouth Mutual Fund designated by the Shareholder at the public offering price on the date of such deduction. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their Prime Obligations Fund account and maintain a minimum account balance of $1,000.

         To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Registration Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the AmSouth Mutual Funds, P.O. Box 182733, Columbus, OH 43218-2733. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.

REDEMPTION OF SHARES

         Shareholders may redeem their Classic Shares without charge, and their Class B Shares subject to the applicable Contingent Deferred Sales Charge, on any day that net asset value is calculated (see "VALUATION OF SHARES"). Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Financial Institution. For example, if a Customer has agreed with a Financial Institution to maintain a minimum balance in his or her account with the Financial Institution, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Financial Institution may redeem for and on behalf of the Customer, all or part of the Customer's Shares of a Fund of the Trust to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

         A written request for redemption must be received by the Transfer Agent at AmSouth Mutual Funds, 3435 Stelzer Road, Columbus, OH 43219, in order to constitute a valid tender for redemption. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a previously designated bank account. There is no charge for having redemption requests mailed to a designated bank account.

REDEMPTION BY TELEPHONE

         A Shareholder may have the payment of redemption requests wired or mailed directly to a domestic financial institution account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following the receipt of a valid request for redemption. Wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The wire redemption charge is currently $7.00, however, such charge may be reduced by the Transfer Agent. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the Trust at (800) 451-8382. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized account.

         During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Distributor by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Mail."

DIRECTED DIVIDEND OPTION

         Shareholders can elect to have dividend distributions (capital gains and dividends) paid by check or reinvested within the Fund or reinvested in other AmSouth Mutual Funds of the same shareholder registration without a sales charge. To participate in the Directed Dividend Option, a shareholder must maintain a minimum balance of $1,000 in each Fund into which he or she plans to reinvest dividends.

         The Directed Dividend Option may be modified or terminated without notice. In addition, the Trust may suspend a shareholder's Directed Dividend Option without notice if the account balance is less than the minimum $1,000. Participation in the Option may be terminated or changed by the shareholder at anytime by writing the Distributor. The Directed Dividend Option is not available to participants in an AmSouth Mutual Funds IRA.

CHECK WRITING SERVICE

         A Shareholder may write checks on his or her Prime Obligations Fund account for $1,000 or more. Once a Shareholder has signed and returned a signature card, he or she will receive a supply of checks drawn on Huntington National Bank. The check may be made payable to any person, and the Shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of a Fund account, a Shareholder should not use a check to close his or her account. The Shareholder's account will be charged a fee on stopping payment of a check upon the Shareholder's request or if the check cannot be honored because of insufficient funds or other valid reasons.

AUTOMATIC WITHDRAWAL PLAN

         The Automatic Withdrawal Plan ("AWP") enables Shareholders to make regular redemptions of Classic Shares and Class B Shares of a Fund. With Shareholder authorization, the Transfer Agent will automatically redeem Classic Shares and Class B Shares at the net asset value of the applicable Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the Shareholder. In certain cases, Class B Shareholders may redeem using AWP without paying a contingent deferred sales charge as described in "How to Purchase and Redeem Shares - Contingent Deferred Sales Charge." Shareholders participating in the AWP must maintain a minimum account balance of $1,000 in the Fund from which Classic Shares or the Class B Shares are being redeemed. Purchase of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities.


PAYMENTS TO SHAREHOLDERS

         Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from Shareholders for same day payments upon redemption of Shares if the request for redemption is received by the Transfer Agent before 12:00 noon, Eastern time, on a Business Day or, if the request for redemption is received after 12:00 noon, Eastern time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Trust or the Shareholders of the particular Money Market Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

         At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

         Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in any Money Market Fund has a value of less than $250. Accordingly, an investor purchasing Shares of a Money Market Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the

Trust exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares of a Money Market Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $250.

         See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" and "VALUATION - Valuation of the Money Market Funds" in the Statement of Additional Information for examples of when the Trust may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the Investment Company Act of 1940, as amended.


                               DIVIDENDS AND TAXES

         The net income of each Money Market Fund is declared daily as a dividend to Shareholders of record at the close of business on the day of declaration. The net income attributable to a Fund's Classic Shares and the dividends payable on Classic Shares will be reduced by the shareholder service fee assessed against such Shares under the Shareholder Servicing Plan (see Administrator and Distributor below). Dividends will generally be paid monthly. Distributable net capital gains (if any) will be distributed at least annually. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the same class at net asset value as of the date of payment unless the Shareholder elects to receive such dividends or distributions in cash. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at P.O. Box 182733, Columbus, Ohio 43218-2733, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year.

         Each Money Market Fund will be treated as a separate entity for federal income tax purposes. Each Money Market Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If qualified, a Money Market Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute their income on a timely basis. Each Money Market Fund intends to avoid paying federal income and excise taxes by timely distributing all its net income and substantially all its net capital gain income. Shareholders will be advised at least annually as to the character for federal income tax purposes of distributions made during the year.

         The amount of dividends payable with respect to the Premier Shares will exceed dividends on Classic Shares, and the amount of dividends on Classic Shares will exceed the dividends on Class B Shares, as a result of the Shareholder Services Plan fee applicable to Classic Shares and the Distribution and Shareholder Services Plan fee applicable to Class B Shares.

PRIME OBLIGATIONS FUND AND U.S. TREASURY FUND

         Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of each Fund's earnings and profits as determined for tax purposes. Because all of the net investment income of the Prime Obligations Fund and the U.S. Treasury Fund is expected to be interest income, it is anticipated that no distributions will qualify for the dividends received deduction for corporate shareholders. The Prime Obligations Fund and the U.S. Treasury Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code. Dividends received by a Shareholder that are derived from the U.S. Treasury Fund's investments in U.S. government obligations may not be eligible for exemption from state and local taxes even though the income on such investments would have been exempt from state and local taxes if the Shareholder directly held such investments. In addition, the state and local tax exemption for interest earned on U.S. government obligations may not extend to income earned on U.S. government obligations that are subject to a repurchase agreement. Shareholders are advised to consult their own tax advisors concerning their own tax situation and the application of state and local taxes.

TAX EXEMPT FUND

         The Tax Exempt Fund's Shareholders may treat as exempt interest and exclude from gross income for federal income tax purposes dividends derived from net exempt-interest income and designated by the Tax-Exempt Fund as exempt-interest dividends. However, such dividends may be taxable to Shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes.

         Dividends from the Tax Exempt Fund attributable to exempt-interest dividends may cause the social security and railroad retirement benefits of individual Shareholders to become taxable, or increase the amount that is taxable. Interest on indebtedness incurred by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes to the extent the Tax Exempt Fund distributes exempt-interest dividends during the Shareholder's taxable year. It is anticipated that distributions from the Tax Exempt Fund will not be eligible for the dividends received deduction for corporate shareholders.

         Gains on the sale of Shares in the Tax Exempt Fund will be subject to federal, state and local taxes. If a Shareholder receives an exempt-interest dividend with respect to any Share of the Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend.

         To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax and may be subject to state and local tax. A Shareholder should consult his or her own tax advisor for any special advice.

         Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income of both individual and corporate Shareholders for the purpose of determining liability (if any) for the applicable alternative minimum tax. All tax-exempt interest dividends are required to be taken into account in calculating the alternative minimum taxable income of corporate Shareholders.

         Additional information regarding federal taxes is contained in the Statement of Additional Information under "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION - Additional Tax Information" and "Additional Tax Information Concerning the Tax Exempt Fund."

         The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important tax considerations generally affecting the Money Market Funds and Shareholders. Potential investors are urged to consult their tax advisors concerning their own tax situations and concerning the application of state and local taxes which may differ from the federal income tax consequences described above.


                       MANAGEMENT OF AMSOUTH MUTUAL FUNDS

TRUSTEES OF THE TRUST

         Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently six Trustees, two of whom are "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940, as amended. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):

                                                Position(s) Held            Principal Occupation
Name, Address and Age                            With the Trust             During the Past 5 Years
----------------------                           --------------             -----------------------
George R. Landreth*, 56                             Chairman                  From December 1992 to present,
3435 Stelzer Road                                                             employee of BISYS Fund
Columbus, Ohio 43219                                                          Services Limited Partnership;
                                                                              form July 1991 to December
                                                                              1992, employee of PNC
                                                                              Financial Corp.; from October
                                                                              1984 to July 1991, employee of
                                                                              The Central Trust Co., N.A.

Dick D. Briggs, Jr., M.D., 64                       Trustee                   From September 1989 to
459 DER Building                                                              present, Emeritus Professor
1808 7th Avenue South                                                         and Eminent Scholar Chair,
UAB Medical Center                                                            Univ. of Alabama at
Birmingham, Alabama 35294                                                     Birmingham; from October 1979
                                                                              to present, Physician,
                                                                              University of Alabama Health
                                                                              Services Foundation; from 1981
                                                                              to 1995, Professor and Vice
                                                                              Chairman, Department of
                                                                              Medicine, University of
                                                                              Alabama at Birmingham School
                                                                              of Medicine; from June 1988 to
                                                                              October 1992, President, Chief
                                                                              Executive Officer and Medical
                                                                              Director, University of
                                                                              Alabama Health Services
                                                                              Foundation

Wendell D. Cleaver, 63                              Trustee                   From September 1993 to
209 Lakewood Drive, West                                                      present, retired; from
Mobile, Alabama 36608                                                         December 1988 to August 1993,
                                                                              Executive Vice President,
                                                                              Chief Operating Officer and
                                                                              Director, Mobile Gas Service
                                                                              Corporation

J. David Huber*, 52                                 Trustee                   From June 1987 to present,
3435 Stelzer Road                                                             employee of BISYS Fund
Columbus, Ohio 43219                                                          Services Limited Partnership

Homer H. Turner, Jr., 70                            Trustee                   From June 1991 to present,
751 Cary Drive                                                                retired; until June 1991, Vice
Auburn, Alabama  3683-2505                                                    President, Birmingham
                                                                              Division, Alabama Power
                                                                              Company

James H. Woodward, Jr., 58                          Trustee                   From 1996 to present, Trustee,
The University of North                                                       The Sessions Group; from July
Carolina at Charlotte                                                         1989 to present, Chancellor,
Charlotte, North Carolina 28223                                               The University of North
                                                                              Carolina at Charlotte; from
                                                                              April 1997 to present,
                                                                              Trustee, BISYS Variable
                                                                              Insurance Funds; from August
                                                                              1984 to July 1989, Senior Vice
                                                                              President, University College,
                                                                              University of Alabama at
                                                                              Birmingham


---------------------

         * Indicates an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended.

         The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, or BISYS Fund Services, Inc. receives any compensation from the Trust for acting as a Trustee. The officers of the Trust (see the Statement of Additional Information) receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and providing fund accounting services to the Trust. Messrs. Landreth and Huber are executive officers and employees of BISYS Fund Services.

INVESTMENT ADVISOR


         AmSouth is the Advisor of each Fund of the Trust. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of July 31, 1998 of $19.9 billion and operated 276 banking offices in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of July 31, 1998, AmSouth and its affiliates had over $8.8 billion in assets under discretionary management and provided custody services for an additional $18.7 billion in securities. AmSouth is the largest provider of trust services in Alabama and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.


         Subject to the general supervision of the Trust's Board of Trustees and in accordance with the respective investment objectives and restrictions of the Money Market Funds, the Advisor manages the Money Market Funds, makes decisions with respect to and places orders for all purchases and sales of their investment securities, and maintains their records relating to such purchases and sales.

         Under an investment advisory agreement between the Trust and the Advisor, the fee payable to the Advisor by each Money Market Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of forty one-hundredths of one percent (0.40%) of such Money Market Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Money Market Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

         During the Trust's fiscal year ended July 31, 1998, the Advisor received investment advisory fees amounting to 0.40% of the Prime Obligation Fund's average daily net assets, 0.40% of the U.S. Treasury Fund's average daily net assets and 0.20% of the Tax Exempt Fund's average daily net assets, after voluntary fee reductions with respect to the Tax Exempt Fund.


ADMINISTRATOR

         ASO Services Company ("ASO") is the administrator for each Fund of the Trust (the "Administrator"). ASO is a wholly owned subsidiary of BISYS. BISYS is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

         The Administrator generally assists in all aspects of the Money Market Funds' administration and operation. Under a management and administration agreement between the Trust and the Administrator, the fee payable by each Money Market Fund to the Administrator for administration services is the lesser of
(a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Money Market Fund's average daily net assets or (b) such fee as may from time to time be agreed upon by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Money Market Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.


         During the Trust's fiscal year ended July 31, 1998, ASO received administration fees amounting to 0.20% of each Money Market Fund's average daily net assets.


SUB-ADMINISTRATORS

         AmSouth serves as a Sub-Administrator to the Trust. Pursuant to its current agreement with the Administrator, the Sub-Administrator has assumed certain of the Administrator's duties, for which the Sub-Administrator receives a fee, paid by the

Administrator, calculated at an annual rate of up to ten one-hundredths of one percent (0.10%) of each Fund's average daily net assets.

         BISYS Fund Services serves as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS is entitled to compensation as mutually agreed from time to time by it and the Administrator.

DISTRIBUTOR

         BISYS Fund Services acts as the Trust's principal underwriter and distributor (the "Distributor") pursuant to a Distribution Agreement under which shares are sold on a continuous basis.

         Classic Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services by BISYS, and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of the Classic Shares of each Fund.

         Under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), Class B Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to one percent (1.00%) of the average daily net assets of Class B Shares of each Fund which includes a Shareholder Servicing fee of 0.25% of the average daily net assets of the Class B Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor may apply the B Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's B Shares;
(ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's B Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's B Shares.

         All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class B Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class B Shares. Under the Distribution Plan, a Participating Organization may include AmSouth or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

         The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

         The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Trust will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Trust to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

EXPENSES

         AmSouth and the Administrator each bear all expenses in connection with the performance of their services as Advisor and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Money Market Fund. No Money Market Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Money Market Fund; such costs will be borne by the Distributor.

         As a general matter, expenses are allocated to the Premier, Classic, and Class B Shares of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Classic and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the Trust's Servicing Plan which relates only to the Classic Shares and the Distribution Plan which relates only to the Class B Shares.

BANKING LAWS

         AmSouth believes that it possesses the legal authority to perform the investment advisory services for the Money Market Funds contemplated by its investment advisory agreement with the Trust and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Trust. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which AmSouth could continue to perform such services for the Trust. See "MANAGEMENT OF THE TRUST - Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.


                               GENERAL INFORMATION

DESCRIPTION OF THE TRUST AND ITS SHARES


         The Trust was organized as a Massachusetts business trust on October 1, 1987. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into eighteen series of shares, one for each of the following Funds: the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund, the AmSouth Bond Fund, the AmSouth Municipal Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Florida Tax-Free Fund, the AmSouth Institutional Prime Obligations Fund, and the
AmSouth Institutional U.S. Treasury Fund. Each Fund, except the AmSouth Florida Tax-Free Fund and the AmSouth Select Equity Fund, is a diversified fund under the Investment Company Act of 1940, as amended. Each Fund, except for the U.S. Treasury Fund, the Tax

Exempt Fund, the Institutional Prime Obligations Fund, and the Institutional U.S. Treasury Fund, has authorized three classes of Shares: Premier Shares, Classic Shares, and Class B Shares. However, Class B Shares are not currently offered in the AmSouth Limited Maturity Fund, the Government Income Fund, the Florida Fund, and the Municipal Bond Fund. The U.S. Treasury Fund and the Tax-Exempt Fund have authorized two classes of Shares: Premier Shares and Classic Shares. The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund have authorized three classes of Shares: Class I Shares, Class II Shares, and Class III Shares. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

         Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual series or class, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, (iii) when matters pertain to the Servicing Plan, and (iv) when matters pertain to the Distribution Plan.


         Overall responsibility for the management of the Trust is vested in the Board of Trustees. See "MANAGEMENT OF AmSouth Mutual Funds - Trustees of the Trust." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Trust and Massachusetts law. See "ADDITIONAL INFORMATION - Miscellaneous" in the Statement of Additional Information for further information.


         As of September 17, 1998, AmSouth was the beneficial owner of approximately 65% of the outstanding Premier Shares of the Prime Obligations Fund, 24% of the outstanding Premier Shares of the U.S. Treasury Fund, and 75% of the outstanding Premier Shares of the Tax Exempt Fund, and may be deemed to be a "controlling person" of the Premier Shares of each Fund within the meaning of the Investment Company Act of 1940.



CUSTODIAN

         AmSouth serves as custodian for the Trust ("Custodian"). Pursuant to the Custodian Agreement with the Trust, the Custodian receives compensation from each Fund for such services in an amount equal to an asset-based fee.


TRANSFER AGENT AND FUND ACCOUNTING


         BISYS Fund Services Ohio, Inc. serves as transfer agent for the Trust. BISYS Fund Services, Inc. serves as fund accountant for the Trust.

PERFORMANCE INFORMATION

         From time to time, the Money Market Funds' annualized "yield" and "effective yield" and total return may be presented in advertisements and sales literature.

         The "yield" of a Money Market Fund is based upon the income earned by the Money Market Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of a Money Market Fund is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Shares of the Fund and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

         The Tax Exempt Fund may also present its "tax equivalent yield" and "tax equivalent effective yield" which reflect the amount of income subject to federal income taxation that a taxpayer in a stated tax bracket would have to earn in order to obtain the same after-tax income as that derived from the yield and effective yield, respectively, of the Tax Exempt Fund. The tax equivalent yield and tax equivalent effective yield will be significantly higher than the yield and effective yield of the Tax Exempt Fund.

         Total return is calculated for the past year, five years (if applicable) and the period since the establishment of a Money Market Fund. Average annual total return is measured by comparing the value of an investment in a Money Market Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

         Yield, effective yield, tax-equivalent yield and total return will be calculated separately for each Class of Shares. Because Classic Shares are subject to lower Shareholder Services fees than Class B Shares, the yield and total return for Classic Shares will be higher than that of the Class B Shares for the same period. Because Premier Shares are not subject to the Distribution and Shareholder Services fees, the yield and total return for Premier Shares will be higher than that of the Classic and Class B Shares for the same period.

         Investors may also judge the performance of each Money Market Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. and Donoghue's MONEY FUND REPORT. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today and local newspapers and periodicals. Such publications may refer to Classic Shares as Class A Shares and Premier Shares as Class Y Shares. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the Prospectus.

         Information about performance of a Money Market Fund is based on the Money Market Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return of any investment is generally a function of portfolio quality and maturity, type of investments and operating expenses. Yields and total return of each Money Market Fund will fluctuate. Any fees charged by the Financial Institutions to their customers in connection with investment in a Money Market Fund are not reflected in the Fund's performance information.

MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

         As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of

Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

         Inquiries regarding the Trust may be directed in writing to the AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by calling toll free (800) 451-8382.

INVESTMENT ADVISOR
AmSouth Bank
1901 Sixth Avenue North
Birmingham, AL  35203

DISTRIBUTOR

BISYS Fund Services Limited Partnership
3435 Stelzer Road

Columbus, OH  43219

ADMINISTRATOR
ASO Services Company
3435 Stelzer Road
Columbus, OH  43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street,
N.W.
Suite 800 East
Washington, DC  20005-3333


TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road

Columbus, OH  43219

AUDITORS

 PricewaterhouseCoopers LLP

100 East Broad Street
Columbus, OH  43215

TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----
Fee Table ......................................................................................
Financial Highlights ...........................................................................
Investment Objectives and Policies..............................................................
Investment Restrictions.........................................................................
Valuation of Shares.............................................................................
How to Purchase and Redeem Share................................................................
Dividends and Taxes.............................................................................
Management of The AmSouth Mutual Fund...........................................................
General Information.............................................................................



         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              AMSOUTH MUTUAL FUNDS







                                  AmSouth Bank
                               Investment Advisor





                               MONEY MARKET FUNDS
                              AMSOUTH MUTUAL FUNDS
                                NOT FDIC INSURED






                        BISYS FUND SERVICES, DISTRIBUTOR















                   This Prospectus is dated December 1, 1998.

CROSS REFERENCE SHEET

Part A

Form N-1A Item No.                                    Prospectus Caption

                        PROSPECTUS FOR AMSOUTH BOND FUND,
                         AMSOUTH LIMITED MATURITY FUND,
                         AMSOUTH GOVERNMENT INCOME FUND,
                         AMSOUTH FLORIDA TAX-FREE FUND,
                         AND AMSOUTH MUNICIPAL BOND FUND

                        CLASSIC SHARES AND CLASS B SHARES

1.  Cover Page...............................                  Cover Page

2.  Synopsis ................................                  Fee Table

3.  Condensed Financial
      Information ...........................                  Financial Highlights; General Information -
                                                               Performance Information

4.  General Description
      of Registrant .........................                  The Trust; Investment Objective and Policies;
                                                               Investment Restrictions; General Information -
                                                               Description of the Trust and Its Shares

5.  Management of the Fund ..................                  Management of AmSouth Mutual Funds; General
                                                               Information - Custodian and Transfer Agent
6.  Capital Stock and
      Other Securities ......................                  The Trust; How to Purchase and Redeem Shares;
                                                               Dividends and Taxes; General Information -
                                                               Description of the Trust and Its Shares; General
                                                               Information -Miscellaneous
7.  Purchase of Securities
      Being Offered .........................                  Valuation of Shares; How to Purchase and Redeem
                                                               Shares

8.  Redemption or Repurchase ................                  How to Purchase and Redeem Shares

9.  Legal Proceedings .......................                  Inapplicable

                              AMSOUTH MUTUAL FUNDS
                                  INCOME FUNDS


3435 Stelzer Road                          For current yield, purchase
Columbus, Ohio 43219                       and redemption information call
                                           (800) 451-8382




         The AmSouth Bond Fund (the "Bond Fund"), the AmSouth Limited Maturity Fund (the "Limited Maturity Fund"), the AmSouth Government Income Fund (the "Government Income Fund"), the AmSouth Florida Tax-Free Fund (the "Florida Fund"), and the AmSouth Municipal Bond Fund (the "Municipal Bond Fund") (collectively, "the Income Funds" and the Florida Fund and Municipal Bond Fund sometimes collectively referred to herein as "the Tax-Free Funds") are five of eighteen series of units of beneficial interest ("Shares") each representing interests in one of eighteen separate investment funds (the "Funds") of AmSouth Mutual Funds (the "Trust"), an open-end management investment company. Each Income Fund has its own investment objective, and the net asset value per share of each Income Fund will fluctuate as the value of such Fund's investment portfolio changes in response to changing market interest rates and other factors. Each Income Fund is authorized to offer Premier Shares, Classic Shares and Class B Shares. However, the only Income Fund currently offering Class B Shares is the Bond Fund. The Shares of the Income Funds outstanding on August 31, 1997, have been redesignated as Classic Shares.


         AMSOUTH BOND FUND seeks current income consistent with the preservation of capital. The Bond Fund seeks to achieve this objective by investing in long-term bonds and other fixed-income securities. These investments may include debt securities issued by U.S. corporations and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities as well as zero-coupon obligations. The Bond Fund invests in fixed-income securities with a maturity in excess of one year, although such securities can have maturities of thirty years or longer.


         AMSOUTH LIMITED MATURITY FUND seeks current income consistent with the preservation of capital. The Limited Maturity Fund seeks to achieve this objective by investing in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of five years or less or which have an unconditional redemption feature that will permit the Limited Maturity Fund to require the issuer of the security to redeem the security within five years from the date of purchase or for which the Limited Maturity Fund has acquired an unconditional "put" to sell the security within five years from the date of purchase. These investments may include debt securities issued by U.S. corporations and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities as well as zero-coupon obligations.

         AMSOUTH GOVERNMENT INCOME FUND seeks current income consistent with the preservation of capital. The Government Income Fund seeks to achieve this objective by investing under normal market conditions, at least 65% of the value of its total assets in obligations issued or guaranteed by the U.S. government its agencies or instrumentalities.

         AMSOUTH FLORIDA TAX-FREE FUND seeks to produce as high a level of current interest income exempt from federal income taxes and Florida intangible taxes as is consistent with the preservation of capital. The Florida Fund seeks to achieve this objective by investing in high-grade obligations. While the Florida Fund may invest in taxable obligations, under normal market conditions at least 80% of the Florida Fund's net assets will be invested in obligations exempt from both federal personal income tax and, as at year-end, the Florida intangible personal property tax. The Fund is non-diversified and therefore may invest more than 5% of its total assets in the obligations of one issuer.

         AMSOUTH MUNICIPAL BOND FUND seeks to produce as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital. The Municipal Bond Fund seeks to achieve this objective by investing in high-grade obligations. While the Municipal Bond Fund may invest in taxable obligations, under normal market conditions at least 80% of the Municipal Bond Fund's net assets will be invested in obligations exempt from federal income tax. The Municipal Bond Fund is a diversified fund.


         AmSouth Bank, Birmingham, Alabama ("AmSouth") acts as the investment advisor to each Fund of the Trust ("Advisor"). BISYS Fund Services Limited Partnership ("BISYS Fund Services"), Columbus, Ohio, acts as the Trust's distributor ("Distributor").

         Each Income Fund has been divided into three classes of Shares, Premier Shares, Classic Shares and Class B Shares.This Prospectus relates only to the Classic Shares and Class B Shares of the Income Funds, which are offered to the general public. Premier Shares of the Income Funds are offered through a separate prospectus. Interested persons who wish to obtain a copy of the prospectuses of the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, and the AmSouth Tax Exempt Fund (the "Money Market Funds"); the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the Amsouth Select Equity Fund, and the Amsouth Enhanced Market Fund (the "Capital Appreciation Funds"); the Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund (the "Institutional Money Market Funds"); and the Premier Shares of the Income Funds, the Money Market Funds and the Capital Appreciation Funds may contact the Trust's distributor at the telephone number shown above. Additional information about the Income Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


         This Prospectus sets forth concisely the information about the Classic Shares and Class B Shares of the Income Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

               THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS
               OF, OR ENDORSED OR GUARANTEED BY AMSOUTH OR ANY OF
          ITS AFFILIATES. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED
                  BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
                THE FEDERAL RESERVE BOARD OR BY ANY OTHER AGENCY.
         AN INVESTMENT IN THE TRUST'S SHARES INVOLVES INVESTMENT RISKS,
                   INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                             ----------------------

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
            THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR
             ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                  ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ----------------------

                The date of this Prospectus is December 1, 1998.

                                                                           FEE TABLE

                                                                                   LIMITED MATURITY       GOVERNMENT INCOME
                                                           BOND FUND                     FUND                    FUND
                                                           ---------                     ----                    ----
                                                       CLASSIC    CLASS B        CLASSIC     CLASS B     CLASSIC     CLASS B
                                                       SHARES     SHARES         SHARES      SHARES      SHARES      SHARES
                                                       ------     ------         ------      ------      ------      ------

Shareholder Transaction Expenses(1)
Maximum Sales Load Imposed on Purchases (as
a percentage of offering price)                        4.00%         0%          4.00%       4.00%       4.00%       4.00%

Maximum Sales Load Imposed on Reinvested                  0%         0%             0%          0%          0%          0%
Dividends (as a percentage of offering price)

Deferred Sales Load (as a percentage                      0%      5.00%             0%          0%          0%          0%
of original purchase price or redemption
proceeds, as applicable)

Redemption Fees (as a percentage of amount                0%         0%             0%          0%          0%          0%
redeemed, if applicable)(2)

Exchange Fee                                          $   0      $   0          $   0       $   0       $   0       $   0

Annual Fund Operating Expenses
  (as a percentage of net assets)

Management Fees (after voluntary fee                   0.50%      0.50%          0.50%       0.50%       0.30%       0.30%
reduction)(3)

12b-1 Fees                                             0.00%      1.00%          0.00%       1.00%       0.00%       1.00%

Shareholder Servicing Fees (after voluntary            0.10%      0.00%          0.10%       0.00%       0.10%       0.00%
fee reduction)(4)

Other Expenses (after voluntary fee                    0.23%      0.23%          0.23%       0.23%       0.33%       0.33%
reduction)(5)

Total Fund Operating Expenses                          0.83%      1.73%          0.83%       1.73%       0.73%       1.63%
(after voluntary fee REDUCTION)(6)



                                                          FLORIDA TAX-FREE        MUNICIPAL BOND
                                                                FUND                   FUND
                                                                ----                   ----
                                                         CLASSIC     CLASS B     CLASSIC   CLASS B
                                                         SHARES      SHARES      SHARES    SHARES
                                                         ------      ------      ------    ------

Shareholder Transaction Expenses(1)
Maximum Sales Load Imposed on Purchases (as
a percentage of offering price)                          4.00%       4.00%       4.00%       4.00%

Maximum Sales Load Imposed on Reinvested                    0%          0%          0%          0%
Dividends (as a percentage of offering price)

Deferred Sales Load (as a percentage                        0%          0%          0%          0%
of original purchase price or redemption
proceeds, as applicable)

Redemption Fees (as a percentage of amount                  0%          0%          0%          0%
redeemed, if applicable)(2)

Exchange Fee                                            $   0       $   0       $   0       $   0

Annual Fund Operating Expenses
  (as a percentage of net assets)

Management Fees (after voluntary fee                     0.30%       0.30%       0.40%       0.40%
reduction)(3)

12b-1 Fees                                               0.00%       1.00%       0.00%       1.00%

Shareholder Servicing Fees (after voluntary              0.10%       0.00%       0.10%       0.00%
fee reduction)(4)

Other Expenses (after voluntary fee                      0.19%       0.19%       0.24%       0.24%
reduction)(5)

Total Fund Operating Expenses                            0.59%       1.49%       0.74%       1.64%
    (after voluntary fee REDUCTION)(6)



         (1) Financial Institutions may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in the Fund. (See "HOW TO PURCHASE AND REDEEM SHARES - Purchases of Shares.")

         (2) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES -Redemption by Telephone.")

         (3) Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average net assets would be 0.65% for each Income Fund. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS - Investment Advisor.")

         (4) Absent the voluntary reduction of shareholder servicing fees, Shareholder Servicing Fees as a percentage of average net assets would be 0.25% for the Classic Shares of the Bond Fund, the Limited Maturity Fund, the Government Income Fund, the Florida Tax-Free Fund and the Municipal Bond Fund.


          (5) Absent the voluntary reduction of administration fees, Other Expenses as a percentage of average net assets would be 0.31% for the Bond Fund, 0.31% for the Limited Maturity Fund, 0.43% for the Government Income Fund, 0.29% for the Florida Fund and are estimated to be 0.32% for the Municipal Bond Fund. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS-Administrator.")

         (6) In the absence of any voluntary reduction in investment advisory fees, administration fees and shareholder servicing fees, Total Fund Operating Expenses for the Classic Shares would be 1.21% for the Bond Fund, 1.21% for the Limited Maturity Fund, 1.33% for the Government Income Fund, 1.19% for the Florida Fund and 1.22% for the Municipal Bond Fund. In the absence of any voluntary reduction in investment advisory fees and administration fees, Total Fund Operating Expenses for the Class B Shares would be 1.96% for the Bond Fund, 1.96% for the Limited Maturity Fund, 2.08% for the Government Income Fund, 1.94% for the Florida Fund, and 1.97% for the Municipal Bond Fund.


Example:

         You would pay the following expenses on a $1,000 investment in Classic Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                    1 Year           3 Years           5 Years          10 Years
                                    ------           -------           -------          --------

Bond Fund                           $48               $65               $84              $138
Limited Maturity Fund               $48               $65               $84              $138
Government Income Fund              $47               $62               $79              $127
Florida Fund                        $46               $58               $72              $111
Municipal Bond Fund                 $47               $63               N/A               N/A



         You would pay the following expenses on a $1,000 investment in Class B Shares, assuming (1) deduction of the applicable Contingent Deferred Sales Charge; and (2) 5% annual return.


                                                     1 Year            3 Years          5 Years           10 Years
                                                     ------            -------          -------           --------

Bond Fund
  Assuming a complete
   redemption at end of period                       $68                $84               $114              $180
   Assuming no redemption                            $18                $54                $94              $180
Limited Maturity Fund
   Assuming a complete
   redemption at end of period                       $18                $54                $94              $180
   Assuming no redemption                            $68                $84               $114              $180
Government Income Fund
   Assuming a complete
   redemption at end of period                       $17                $51                $89              $169
   Assuming no redemption                            $67                $81               $109              $169
Florida Fund
   Assuming a complete
   redemption at end of period                       $15                $47                $81              $154
   Assuming no redemption                            $65                $77               $101              $154
Municipal Bond Fund
   Assuming a complete
   redemption at end of period                       $17                $52                $89              $170
   Assuming no redemption                            $67                $82               $109              $170

Long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by NASD Rules.

The purpose of the tables above is to assist an investor in the Classic Shares and Class B Shares of an Income Fund in understanding the various costs and expenses that an investor will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Income Funds.

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


The information set forth in the foregoing tables and examples relates only to Classic Shares and Class B Shares. The Trust also offers Premier Shares of each Income Fund which are subject to the same expenses except that there are no sales charges nor shareholder servicing or distribution expenses charged to Premier Shares. See "HOW TO PURCHASE AND REDEEM SHARES -DISTRIBUTOR."

                              FINANCIAL HIGHLIGHTS

         The tables below set forth certain financial information concerning the investment results for each of the Funds for the period from commencement of operations to July 31, 1998. The information from the commencement of operations to July 31, 1998 is a part of the financial statements audited by PricewaterhouseCoopers LLP, independent accountants for the Trust, whose report on the Trust's financial statements for the year ended July 31, 1998 appears in the Statement of Additional Information. Further financial data is incorporated by reference into the Statement of Additional Information.



                                                                                 Bond Fund
                                                                            Year Ended July 31,
                                     -------------------------------------------------------------------------------------------


                                                     1998                      1997            1996             1995        1994
                                                     ----                      ----            ----             ----        ----
                                             Classic(d)  Class B(e)

NET ASSET VALUE, BEGINNING OF PERIOD          $ 10.92     $ 10.88           $   10.54        $   10.83        $  10.59      $ 11.29
                                              -------     -------           ---------        ---------        --------      -------
INVESTMENT ACTIVITIES
  Net investment income                          1.41        0.46                0.65             0.65            0.69         0.69
  Net realized and unrealized
    gains (losses) from investments             (0.62)       0.24                0.42            (0.18)           0.28        (0.66)
                                              -------     -------           ---------        ---------        --------      -------

       Total from Investment Activities          0.79        0.70                1.07             0.47            0.97         0.03
                                              -------     -------           ---------        ---------        --------      -------

DISTRIBUTIONS
  Net investment income                         (0.63)      (0.51)              (0.69)           (0.65)          (0.69)       (0.70)
  Net realized gains                            (0.03)      (0.03)                --             (0.11)          (0.04)       (0.03)
                                              -------     -------           ---------        ---------        --------      -------

Total Distributions                             (0.66)      (0.54)              (0.69)           (0.76)          (0.73)       (0.73)
                                              -------     -------           ---------        ---------        --------      -------

NET ASSET VALUE, END OF PERIOD                $ 11.05     $ 11.04           $   10.92        $   10.54        $  10.83      $ 10.59

Total Return (excludes sales charge)             7.45%       6.58%(c)           10.48%            4.40%           9.70%        0.23%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)           $ 7,032     $   442           $ 311,881        $ 132,737        $ 94,671      $79,472
  Ratio of expenses to average net assets        0.73%       1.74%(b)            0.75%            0.75%           0.75%        0.78%
  Ratio of net investment income to average
     net assets                                  5.78%       4.75%(b)            6.10%            6.12%           6.63%        6.31%
  Ratio of expenses to average net assets*       0.95%       1.99%(B)            0.98%            0.98%           0.98%        1.01%
  Ratio of net investment income to average
     net assets*                                 5.56%       4.49%(b)            5.87%            5.89%           6.40%        6.08%
Portfolio turnover                              40.41%      40.41%              34.62%            9.60%          17.70%       30.90%



                                                                            Bond Fund
                                                                      Year Ended July 31,
                                                 ------------------------------------------------------
                                                                                                             December 1, 1988
                                                                                                                to July 31,
                                                   1993            1992            1991            1990           1989(a)
                                                   ----            ----            ----            ----           -------


NET ASSET VALUE, BEGINNING OF PERIOD             $  11.29        $  10.42        $  10.39        $  10.61        $ 10.00
                                                 --------        --------        --------        --------        -------
INVESTMENT ACTIVITIES
  Net investment income                              0.71            0.74            0.74            0.77           0.50
  Net realized and unrealized
    gains (losses) from investments                  0.33            0.91            0.05           (0.21)          0.56
                                                 --------        --------        --------        --------        -------

       Total from Investment Activities              1.04            1.65            0.79            0.56           1.06
                                                 --------        --------        --------        --------        -------

DISTRIBUTIONS
  Net investment income                             (0.71)          (0.73)          (0.74)          (0.75)         (0.45)
  Net realized gains                                (0.33)          (0.05)          (0.02)          (0.03)           --
                                                 --------        --------        --------        --------        -------

Total Distributions                                 (1.04)          (0.78)          (0.76)          (0.78)         (0.45)
                                                 --------        --------        --------        --------        -------

NET ASSET VALUE, END OF PERIOD                   $  11.29        $  11.29        $  10.42        $  10.39        $ 10.61

Total Return (excludes sales charge)                 9.80%          16.41%           7.99%           5.54%         10.91% (c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)              $ 65,777        $ 60,156        $ 26,008        $ 17,518        $ 4,954
  Ratio of expenses to average net assets            0.78%           0.82%           0.93%           0.84%          1.10% (b)
  Ratio of net investment income to average
     net assets                                      6.37%           6.94%           7.26%           7.82%          7.47% (b)
  Ratio of expenses to average net assets*           1.01%           1.01%           1.11%           1.21%          2.28% (b)
  Ratio of net investment income to average
     net assets*                                     6.14%           6.75%           7.09%           7.45%          6.29% (b)
Portfolio turnover                                  14.98%         240.64%         181.77%          53.52%          0.00%



-----
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)      Period from commencement of operations.
(b)      Annualized.
(c)      Not annualized.

(d) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.
(e) For the period from September 16, 1997 (commencement of operations) to July 31, 1998.

                                                                                   Limited Maturity Fund
                                                                                   ---------------------
                                                                                    Year Ended July 31,
                                                       --------------------------------------------------------------------------


                                                        1998(d)           1997            1996            1995            1994
                                                        -------           ----            ----            ----            ----

NET ASSET VALUE, BEGINNING OF PERIOD                   $  10.42        $   10.31        $  10.41        $  10.23        $  10.81
                                                       --------        ---------        --------        --------        --------

INVESTMENT ACTIVITIES
  Net investment income                                    0.85             0.58            0.58            0.58            0.54
  Net realized and unrealized gains (losses) from
     investments                                          (0.25)            0.14           (0.10)           0.17           (0.45)
                                                       --------        ---------        --------        --------        --------

         Total from Investment Activities                  0.60             0.72            0.48            0.75            0.09
                                                       --------        ---------        --------        --------        --------

DISTRIBUTIONS
  Net investment income                                   (0.59)           (0.61)          (0.57)          (0.57)          (0.54)
  In excess of net investment income                        --               --            (0.01)            --              --
  Net realized gains                                        --               --              --              --              --
  In excess of net realized gains                           --               --              --              --            (0.13)
                                                       --------        ---------        --------        --------        --------

         Total Distributions                              (0.59)           (0.61)          (0.58)          (0.57)          (0.67)
                                                       --------        ---------        --------        --------        --------

NET ASSET VALUE, END OF PERIOD                         $  10.43        $   10.42        $  10.31        $  10.41        $  10.23

Total Return (excludes sales charge)                       5.94%            7.25%           4.74%           7.65%           0.77%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                    $  3,531        $ 138,675        $ 46,005        $ 59,798        $ 51,660
  Ratio of expenses to average net assets                  0.74%            0.77%           0.76%           0.80%           0.79%
  Ratio of net investment income to average
    net assets                                             5.65%            5.65%           5.48%           5.69%           5.05%
  Ratio of expenses to average net assets*                 0.96%            1.02%           0.99%           1.03%           1.02%
  Ratio of net investment income to average
    net assets*                                            5.43%            5.40%           5.25%           5.46%           4.82%

Portfolio turnover                                        39.31%           64.89%          29.56%          38.11%          48.06%



                                                                        Limited Maturity Fund
                                                                        ---------------------
                                                                         Year Ended July 31,
                                                       ---------------------------------------------------------    February 1,
                                                                                                                        1988 to
                                                                                                                       July 31,
                                                          1993            1992            1991            1990          1989(a)
                                                          ----            ----            ----            ----          -------

NET ASSET VALUE, BEGINNING OF PERIOD                    $  10.81        $  10.44        $  10.29        $  10.35        $ 10.00
                                                        --------        --------        --------        --------        -------

INVESTMENT ACTIVITIES
  Net investment income                                     0.60            0.70            0.73            0.72           0.35
  Net realized and unrealized gains (losses) from
     investments                                            0.09            0.45            0.17           (0.05)          0.32
                                                        --------        --------        --------        --------        -------

         Total from Investment Activities                   0.69            1.15            0.90            0.67           0.67
                                                        --------        --------        --------        --------        -------

DISTRIBUTIONS
  Net investment income                                    (0.61)          (0.69)          (0.73)          (0.70)         (0.32)
  In excess of net investment income                         --              --              --              --             --
  Net realized gains                                       (0.08)          (0.09)          (0.02)          (0.03)           --
  In excess of net realized gains                            --              --              --              --             --
                                                        --------        --------        --------        --------        -------

         Total Distributions                               (0.69)          (0.78)          (0.75)          (0.73)         (0.32)
                                                        --------        --------        --------        --------        -------

NET ASSET VALUE, END OF PERIOD                          $  10.81        $  10.81        $  10.44        $  10.29        $ 10.35

Total Return (excludes sales charge)                        6.72%          11.48%           9.06%           6.80%          6.87%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                     $ 53,933        $ 38,206        $ 11,112        $  5,983        $ 3,165
  Ratio of expenses to average net assets                   0.69%           0.68%           0.85%           1.02%          1.41%(b)
  Ratio of net investment income to average
    net assets                                              5.67%           6.78%           7.19%           7.23%          6.82%(b)
  Ratio of expenses to average net assets*                  1.03%           1.03%           1.20%           1.45%          2.72%(b)
  Ratio of net investment income to average
    net assets*                                             5.33%           6.43%           6.84%           6.80%          5.51%(b)

Portfolio turnover                                        141.27%          35.64%          85.08%         119.69%         28.28%


-------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)      Period from commencement of operations.
(b)      Annualized.
(c)      Not annualized.

(d) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

                                                                                             Government Income Fund
                                                                                  --------------------------------------------
                                                                     Year Ended July 31,
                                                   -------------------------------------------------------     October 1, 1993
                                                                                                                 to July 31,
                                                   1998(d)          1997            1996            1995           1994(a)
                                                   -------          ----            ----            ----           -------

NET ASSET VALUE, BEGINNING OF PERIOD              $   9.75        $   9.40        $   9.54        $   9.48        $  10.00
                                                  --------        --------        --------        --------        --------

INVESTMENT ACTIVITIES
  Net investment income                               0.63            0.58            0.66            0.68            0.54
  Net realized and unrealized gains (losses)
       from investments                               0.08            0.35           (0.20)           0.08           (0.57)
                                                  --------        --------        --------        --------        --------

       Total from Investment Activities               0.71            0.93            0.46            0.76           (0.03)
                                                  --------        --------        --------        --------        --------

DISTRIBUTIONS
  Net investment income                              (0.53)          (0.58)          (0.59)          (0.70)          (0.33)
  In excess of net investment income                 (0.06)          --              --              --              --
 Tax return of capital                               --              --              (0.01)          --              (0.16)
                                                  --------        --------        --------        --------        --------

       Total Distributions                           (0.59)          (0.58)          (0.60)          (0.70)          (0.49)
                                                  --------        --------        --------        --------        --------

NET ASSET VALUE, END OF PERIOD                    $   9.87        $   9.75        $   9.40        $   9.54        $   9.48

  Total Return (excludes sales charge)                7.58%          10.21%           4.91%           8.43%          (0.26%)(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)               $  8,176        $ 11,622        $ 15,752        $ 16,679        $ 15,465
  Ratio of expenses to average net assets             0.71%           0.69%           0.65%           0.58%           0.37%(b)
  Ratio of net investment income to average
    net assets                                        5.95%           5.98%           6.81%           7.18%           6.56%(b)
  Ratio of expenses to average net assets*            1.77%           1.29%           1.10%           1.19%           1.22%(b)
  Ratio of net investment income to average
    net assets*                                       4.89%           5.38%           6.36%           6.57%           5.71%(b)
Portfolio turnover                                   34.89%           2.96%          78.31%          27.32%         122.94%


---------------------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)      Period from commencement of operations.
(b)      Annualized.
(c)      Not annualized.

(d) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

                                                                           Florida Tax-Free Fund
                                                                           ---------------------
                                                           Year Ended July 31,                   September 30, 1994
                                                ------------------------------------------          to July 31,
                                                1998(d)           1997               1996             1995(a)
                                                -------           ----               ----             -------

NET ASSET VALUE, BEGINNING OF PERIOD            $10.50           $10.30             $10.32            $10.00
                                                ------          -------            -------           -------

INVESTMENT ACTIVITIES
  Net investment income                           0.45             0.45               0.45              0.34
  Net realized and unrealized gains (losses)
    from investments                              0.01             0.24              (0.01)             0.30
                                                ------          -------            -------           -------

     Total from Investment Activities             0.46             0.69               0.44              0.64
                                                ------          -------            -------           -------

DISTRIBUTIONS
  Net investment income                          (0.44)           (0.48)             (0.45)            (0.32)
  Net realized gains                             (0.07)           (0.01)             (0.01)               --
                                                ------          -------            -------           -------

     Total Distributions                         (0.51)           (0.49)             (0.46)            (0.32)
                                                ------          -------            -------           -------

NET ASSET VALUE, END OF PERIOD                  $10.45           $10.50             $10.30            $10.32

Total Return (excludes sales charge)              4.46%            6.89%              4.24%             6.53%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)             $8,663          $53,688            $48,869           $48,333
  Ratio of expenses to average net assets         0.55%            0.57%              0.59%             0.70%(b)
  Ratio of net investment income to average
    net assets                                    4.24%            4.36%              4.33%             4.16%(b)
  Ratio of expenses to average net assets*        1.06%            1.06%              1.04%             1.01%(b)
  Ratio of net investment income to average
    net assets*                                   3.74%            3.87%              3.88%             3.86%(b)
Portfolio turnover                               29.55%           24.05%             12.21%             2.33%


---------------------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)      Period from commencement of operations.
(b)      Annualized.
(c)      Not annualized.

(d) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

                                                          Municipal Bond Fund
                                                          -------------------
                                                                                   JULY 1, 1997
                                                              YEAR ENDED                TO
                                                            JULY 31, 1998(a)      JULY 31, 1997(b)
                                                            ----------------      ----------------

 Net Asset Value, Beginning of Period                           $10.15                $10.00
                                                                ------              --------
INVESTMENT ACTIVITIES
  Net investment income                                           0.86                  0.04
Net realized and unrealized gains (losses) from investments      (0.42)                 0.15
                                                                ------              --------
Total from Investment Activities                                  0.44                  0.19
                                                                ------              --------

DISTRIBUTIONS
  Net investment income                                          (0.42)                (0.04)
Net realized gains                                               (0.03)                   --
                                                                ------              --------
     Total Distributions                                         (0.45)                (0.04)
                                                                ------              --------

NET ASSET VALUE, END OF PERIOD                                  $10.14                $10.15
Total Return (excludes sales charge)                              4.30%                 1.86%(c)

RATIOS/SUPPLEMENTAL DATA:

  Net Asset at end of period (000)                              $2,689              $337,933
  Ratio of expenses to average net assets                         0.62%                 0.71%(d)
  Ratio of net investment income to average net assets            4.26%                 4.31%(d)
  Ratio of expenses to average net assets*                        0.92%                 1.04%(d)
  Ratio of net investment income to average net assets*           3.95%                 3.98%(d)
Portfolio turnover                                               28.75%                 1.59%

---------------------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

(b)      Period from commencement of operations.
(c)      Not Annualized.
(d)      Annualized.

                        INVESTMENT OBJECTIVE AND POLICIES


         Each of the Bond Fund, the Limited Maturity Fund, and the Government Income Fund seeks current income consistent with the preservation of capital. There can be, of course, no assurance that any Fund will achieve its investment objective. The investment objective of each Fund is fundamental and may not be changed without a vote of a majority of the outstanding Shares of that Fund (as defined below under "GENERAL INFORMATION -- Miscellaneous" in this Prospectus).

THE BOND FUND AND THE LIMITED MATURITY FUND


         THE BOND FUND invests in long-term bonds and other fixed-income securities. The Bond Fund's investments primarily consist of, but are not limited to, debt obligations such as bonds, notes and debentures, which are issued by U.S. corporations or issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund invests in debt securities only if they are rated at time of purchase in one of the three highest rating categories by a nationally recognized statistical rating organization (an "NRSRO"), or including all subclassifications indicated by modifiers of such "A" ratings. See "Appendix" to the Statement of Additional Information for an explanation of these ratings.

         The Bond Fund invests in fixed-income securities with a maturity in excess of one year, except for amounts held in cash equivalents. Fixed-income securities can have maturities of thirty years or more. The Bond Fund will invest at least 65% of the value of its total assets in bonds (including debentures), except that, when market conditions indicate a temporary defensive investment strategy as determined by the Advisor, more than 35% of the Bond Fund's total assets may be held in cash and cash equivalents. "Cash equivalents" are short-term, interest-bearing instruments or deposits. The purpose of cash equivalents is to provide income at money market rates while minimizing the risk of decline in value to the maximum extent possible. The instruments may include, but are not limited to, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury bills, bank money market deposit accounts and money market mutual funds. The Bond Fund will purchase commercial paper rated at the time of purchase in the highest rating category by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. See "Appendix" to the Statement of Additional Information for an explanation of these ratings.

         THE LIMITED MATURITY FUND invests in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of five years or less or which have an unconditional redemption feature that will permit the Limited Maturity Fund to require the issuer of the security to redeem the security within five years from the date of purchase by the Limited Maturity Fund or for which the Limited Maturity Fund has acquired an unconditional

"put" to sell the security within five years from the date of purchase by the Limited Maturity Fund.

         The Limited Maturity Fund's investments consist primarily of, but are not limited to, debt securities such as bonds, notes and debentures, which are issued by U.S. corporations or issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Fund invests in debt securities only if they are rated at time of purchase in one of the three highest rating categories by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. See "Appendix" to the Statement of Additional Information for an explanation of these ratings.

         Under normal circumstances, the Limited Maturity Fund will invest at least 65% of the value of its total assets in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of five years or less or which have an unconditional redemption feature that will permit the Limited Maturity Fund to require the issuer of the security to redeem the security within five years from the date of purchase by The Limited Maturity Fund or for which the Limited Maturity Fund has acquired an unconditional "put" to sell the security within five years from the date of purchase by the Limited Maturity Fund. The remainder of the Limited Maturity Fund's assets will be invested in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of greater than five years, cash, cash equivalents and government and corporate bonds, including without limitation cash or money-market instruments, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury Bills, obligations of the U.S. government and its agencies, bank money market deposit accounts and money market mutual funds. The Limited Maturity Fund will purchase commercial paper rated at the time of purchase in the highest rating category by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. See "Appendix" to the Statement of Additional Information for an explanation of these ratings. At times, the Advisor may determine that it is not in the best interests of Shareholders of the Limited Maturity Fund to invest 65% of The Limited Maturity Fund's total assets in bonds, debentures, notes and other debt securities. At such times, the Fund may follow the temporary defensive investment strategy of investing more than 35% of its total assets in cash, cash equivalents and corporate bonds with remaining maturities of less than 1 year. There is no way to predict when, or for how long, the Limited Maturity Fund may pursue such a defensive investment strategy.

         At the time of purchase of a debt security with a stated or remaining maturity in excess of five years from the date of purchase by the Limited Maturity Fund, the Limited Maturity Fund may acquire a "put" with respect to such debt securities. Under a "put", the Limited Maturity Fund would have the right to sell the debt security within a specified period of time at a specified minimum price. The Limited Maturity Fund will only acquire puts from dealers, banks and broker-dealers which the Advisor has determined are creditworthy under guidelines established by the Trust's Board of Trustees. A put will be sold, transferred, or assigned by the Limited Maturity Fund only with the underlying debt security. The Limited Maturity Fund will acquire puts solely to shorten the maturity of the underlying debt security. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

MASTER DEMAND NOTES


         The Bond Fund and the Limited Maturity Fund may also invest in master demand notes in order to satisfy short-term needs or, if warranted, as part of their temporary defensive investment strategy. Such notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master demand notes are callable on demand by an Income Fund, but are not marketable to third parties. Master demand notes are direct lending arrangements between an Income Fund and the issuer of such notes. The quality of master demand notes will be reviewed by the Advisor of the Income Funds at least quarterly, which review will consider the earning power, cash flow and debt-to-equity ratios indicating the borrower's ability to pay principal together with accrued interest on demand. While master demand notes are not typically rated by credit rating agencies, issuers of such notes must satisfy the same criteria for the Bond Fund and the Limited Maturity Fund set forth above for commercial paper.


VARIABLE AND FLOATING RATE NOTES

         The Bond Fund and the Limited Maturity Fund may acquire rated and unrated variable and floating rate notes. Variable and floating rate notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by an Income Fund will be determined by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to an Income Fund will approximate their par value.

         It is anticipated that the only non-income producing securities to be held in the Bond Fund and Limited Maturity Fund will be zero-coupon obligations evidencing ownership of future interest and principal payments on U.S. Treasury bonds. Such zero-coupon obligations pay no current interest and are typically sold at prices greatly discounted from par value, with par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous. The Bond Fund will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 15% of the value of the Bond Fund's total assets, and the Limited Maturity Fund will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 25% of the value of the Limited Maturity Fund's total assets.

         An increase in interest rates will generally reduce the value of the investments in the Income Funds and a decline in interest rates will generally increase the value of those investments. Depending upon prevailing market conditions, the Advisor may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

FOREIGN INVESTMENTS

         The Bond Fund may invest up to 20% of the value of its total assets and the Limited Maturity Fund may invest up to 30% of its total assets in debt securities of foreign issuers. Any investments by the Bond Fund and Limited Maturity Fund in these securities will be in accordance with such Fund's investment policies and restrictions. The Bond Fund and the Limited Maturity Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in Canadian Commercial Paper and Europaper. Investment in securities of foreign issuers is subject to special risks, such as future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and the risk that custodian and brokerage costs may be higher. To the extent that the Income Funds may invest in securities of foreign issuers which are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Income Funds will not hold foreign currency as a result of such investments.

INSURANCE COMPANY FUNDING AGREEMENTS

         The Bond Fund and the Limited Maturity Fund may invest in funding agreements ("Funding Agreements") issued by insurance companies. Pursuant to such agreements, the Bond Fund and Limited Maturity Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. The Funding Agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Bond Fund and the Limited Maturity Fund will only purchase a Funding Agreement when the Advisor has determined, under guidelines established by the Board of Trustees, that the Funding Agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by a nationally recognized statistical rating organization that is not an affiliated person, as defined in the Investment Company Act of 1940, of the issuer, on any insurer, guarantor, provider of credit support for the instrument. The Bond Fund and the Limited Maturity Fund may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. Because the Bond Fund and the Limited Maturity Fund may not receive the principal amount of a Funding Agreement from the insurance company on seven days' notice or less, the Funding Agreement is considered an illiquid investment, and, together with other instruments in such Fund which are not readily marketable, will not exceed 15% of such Fund's net assets.

ASSET-BACKED SECURITIES

         The Bond Fund and the Limited Maturity Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.

         Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

         Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period, typically 18 months. The CARD'S principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. CARDS have monthly payment schedules, weighted-average lives of 18-24 months and stated final maturities ranging from 3 to 5 years. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

         Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. The Bond Fund and the Limited Maturity Fund will only purchase an asset-backed security if it is rated at the time of purchase in one of the three highest rating categories by an NRSRO or, if unrated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality.

THE GOVERNMENT INCOME FUND

         THE GOVERNMENT INCOME FUND invests at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in other types of debt securities, preferred stocks and options. Consistent with the foregoing, under normal market conditions, the Government Income Fund will invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and in mortgage-related securities issued by nongovernmental entities which are rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or, if unrated, which the Advisor deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of each NRSRO, see the Appendix to the Statement of Additional Information.

U.S. GOVERNMENT OBLIGATIONS

         The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund includes obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. government, but not supported by such full faith and credit. Obligations of the U.S. Treasury include "stripped" U.S. Treasury obligations such as Treasury receipts, representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         Obligations of certain agencies and instrumentalities of the U.S. government, such as GNMA and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the U.S. government.


MORTGAGE-RELATED SECURITIES


         Mortgage-related securities have mortgage obligations backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Government Income Fund may purchase mortgage-related securities at a premium or at a discount.

MORTGAGE-RELATED SECURITIES ISSUED BY NONGOVERNMENTAL ENTITIES

         The Government Income Fund may invest in mortgage-related securities issued by nongovernmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Government Income Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Advisor determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in the Advisor's opinion are illiquid, if as a result, more than 15% of the value of the Government Income Fund's net assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS

         Mortgage-related securities in which the Government Income Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

The staff of the Securities and Exchange Commission has determined that certain issuers of CMOs are investment companies for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

         CMOs may include Stripped Mortgage Securities. Such securities are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa.

         The Stripped Mortgage Securities held by the Fund will be considered liquid securities only under guidelines established by the Trust's Board of Trustees, and the Fund will not purchase a Stripped Mortgage Security that is illiquid if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities and other illiquid securities.

         In reliance on a recent staff interpretation, the Government Income Fund's investment in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the staff's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgaged-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Government Income Fund selects CMOs or REMICs that do not meet the above requirements, the Government Income Fund's investment in such securities will be subject to the limitations on its investment in investment company securities as set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Statement of Additional Information.

         The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be different from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

OTHER SECURITIES

         The Government Income Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities that are rated at the time of purchase in one of the three highest rating categories by an NRSRO or, if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality.


THE FLORIDA FUND AND THE MUNICIPAL BOND FUND


         The Florida Fund seeks to produce as high a level of current interest income exempt from federal income taxes and Florida intangibles taxes as is consistent with the preservation of capital. The Municipal Bond Fund seeks to produce as high a level of current federal tax-exempt income, as is consistent with the preservation of capital. There can be, of course, no assurance that the Florida Fund or the Municipal Bond Fund will achieve their investment objectives. The investment objective of each Tax-Free Fund is fundamental and may not be changed without a vote of a majority of the outstanding Shares of the Fund (as defined below under "GENERAL INFORMATION -- Miscellaneous" in this Prospectus).

         THE FLORIDA FUND invests primarily in bonds, notes and warrants generally issued by or on behalf of the State of Florida and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt from federal income tax, is not treated as a preference item for purposes of the federal alternative minimum tax for individuals, and is exempt from the Florida Intangible Personal Property Tax ("Florida Municipal Securities"). As a fundamental policy, under normal market conditions at least 80% of the Florida Fund's net assets will be invested in Florida Municipal Securities.

         THE MUNICIPAL BOND FUND invests primarily in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Municipal Securities"). As a fundamental policy, under normal market conditions at least 80% of the Municipal Bond Funds' net assets will be invested in Municipal Securities and in securities of money market mutual funds which invest primarily in obligations exempt from federal income tax. Additionally, as a fundamental policy, under normal market conditions at least 65% of the Municipal Bond Fund's total assets will be invested in bonds.

         Under normal market conditions, each Tax-Free Fund may invest up to 20% of net assets in obligations, the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). The Florida Fund may also invest in Municipal Securities. At times, the Advisor may determine that, because of unstable conditions in the markets for Municipal Securities or Florida Municipal Securities (hereinafter referred to collectively as "Eligible Municipal Securities"), pursuing the Funds' basic investment strategies is inconsistent with the best interests of the Shareholders of the Funds. At such times, the Advisor may use temporary defensive strategies differing from those designed to achieve the Funds' investment objectives, such as by increasing the Funds' holdings in Taxable Obligations to over 20% of each Fund's net assets and by holding uninvested cash reserves pending investment and, with respect to the Florida Fund, increasing its holdings in Municipal Securities to over 20% of net assets. Taxable Obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, demand and time deposits, bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Funds' quality standards (as described below) for tax-exempt commercial paper. These obligations are described further in the Statement of Additional Information.

         The Tax-Free Funds may also invest in private activity bonds ("industrial development bonds" under prior law). Interest on private activity bonds (and industrial development bonds) is fully tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. Regardless of whether they qualify for tax-exempt status, private activity bonds may subject both individual and corporate investors to tax liability under the alternative minimum tax. However, private activity bonds will only be considered Municipal Securities for the purposes of this Prospectus if they do not have this effect regarding individuals. For additional information on the federal alternative minimum tax, see "DIVIDENDS AND TAXES."

         The Tax-Free Funds may invest in Eligible Municipal Securities that are rated at the time of purchase within the three highest rating groups assigned by an NRSRO. The Funds may also purchase Eligible Municipal Securities that are unrated at the time of purchase but are determined to be of comparable quality by the Advisor pursuant to guidelines approved by the Trust's Board of Trustees. Eligible Municipal Securities may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the securities. The applicable ratings are described in the Appendix to the Statement of Additional Information.

         The two principal classifications of Eligible Municipal Securities that may be held by the Tax-Free Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Eligible Municipal Securities may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

         Opinions relating to the validity of Eligible Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Free Funds nor the Advisor will review the proceedings relating to the issuance of Eligible Municipal Securities or the basis for such opinions.

         Although the Municipal Bond Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities that are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. An example of such securities are obligations the repayment of which is dependent upon similar types of projects. Such investments would be made only if deemed necessary or appropriate by the Advisor. To the extent that the Fund's assets are concentrated in Municipal Securities that are so related, the Fund will be subject to the peculiar risks presented by such securities, such as negative developments in a particular industry, to a greater extent than it would be if the Fund's assets were not so concentrated.

         The Tax-Free Funds may acquire "puts" with respect to Eligible Municipal Securities held in their portfolios. Under a put, the Funds would have the right to sell a specified Eligible Municipal Security within a specified period of time at a specified price to a third party. A put would be sold, transferred, or assigned only with the underlying Eligible Municipal Security. The Funds will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of the underlying Eligible Municipal Securities, or permit the investment of the Funds' at a more favorable rate of return. The Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put separately in cash. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

         The Tax-Free Funds may also invest in master demand notes in order to satisfy short-term needs or, if warranted, as part of its temporary defensive investment strategy. Such notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master demand notes are callable on demand by the Funds, but are not marketable to third parties. Master demand notes are direct lending arrangements between the Fund and the issuer of such notes. The Advisor will review the quality of master demand notes at least quarterly, and will consider the earning power, cash flow and debt-to-equity ratios indicating the borrower's ability to pay principal together with accrued interest on demand. While master demand notes are not typically rated by credit rating agencies, issuers of such notes must satisfy the same criteria for the Funds set forth above for commercial paper.

         The Tax-Free Funds may acquire rated and unrated variable and floating rate notes. Variable and floating rate notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Funds will be determined by the Advisor under guidelines established by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Funds will approximate their par value.

         The Tax-Free Funds may acquire zero coupon obligations. Such zero-coupon obligations pay no current interest and are typically sold at prices greatly discounted from par value, with par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous. The Funds will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 20% of the value of the Florida Fund's total assets and 25% of the Municipal Bond Fund's total assets.

         An increase in interest rates will generally reduce the value of the investments in the Tax-Free Funds and a decline in interest rates will generally increase the value of those investments. Depending upon prevailing market conditions, the Advisor may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors besides current yield, including the preservation of capital, maturity, and yield to maturity.

THE MUNICIPAL BOND FUND -- CONCENTRATION

         The Municipal Bond Fund may invest 25% or more of its total assets in bonds, notes and warrants generally issued by or on behalf of the State of Alabama and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt form both federal income tax and Alabama personal income tax and is not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Alabama Municipal Securities"). Because of the relatively small number of issuers of Alabama Municipal Securities, the Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer. This concentration involves an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline. Concentration of this nature may cause greater fluctuation in the net asset value of the Fund's Shares.

GENERAL ECONOMIC CHARACTERISTICS OF ALABAMA


         Alabama ranks twenty-third in the nation in total population, with over four million residents in 1997. Its economy has historically been based primarily on agriculture, textiles, mineral extraction and iron and steel production, although the state has diversified into health care related industries and other service-oriented sectors. Overall job growth rate was 1.5% in 1997. Alabama's per capita income in 1996 was $18,258, 82.8% of U.S. per capita income. Currently Alabama's general obligations are rated AA3 by Moody's and AA by Standard and Poor's.


BALANCED BUDGET AND PRO-RATION PROCEDURES

         Section 213 of the Constitution of Alabama, as amended, requires that annual financial operations of Alabama must be on a balanced budget. The Constitution also prohibits the state from incurring general obligation debt unless authorized by an amendment to the Constitution. Amendments to the Constitution have generally been adopted through a procedure that requires each amendment to be proposed by a favorable vote of three-fifths of all the members of each house of the Legislature and thereafter approved by a majority of the voters of the state voting in a statewide election.

         Alabama has statutory budget provisions which create a proration procedure in the event that estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for such fiscal year. The Alabama state budget is composed of two funds - the General Fund and the Education Fund. Proration of either Fund is possible in any fiscal year, and proration may have a material adverse effect on entities dependent on state funding, including certain issuers of Alabama Municipal Securities held in the Alabama Fund.

         Court decisions have indicated that certain state expenses necessary for essential functions of government are not subject to proration under applicable law. The Supreme Court of Alabama has held that the debt prohibition contained in the constitutional amendment does not apply to obligations incurred for current operating expenses payable during the current fiscal year, debts incurred by separate public corporations, or state debt incurred to repel invasion or suppress insurrection. The state may also make temporary loans not exceeding $300,000 to cover deficits in the state treasury. Limited obligation debt may be authorized by the legislature without amendment to the Constitution. The state has followed the practice of financing certain capital improvement programs - principally for highways, education and improvements to the State Docks - through the issuance of limited obligation bonds payable solely out of certain taxes and other revenues specifically pledged for their payment and not from the general revenues of the state.

GENERAL OBLIGATION WARRANTS

         Municipalities and counties in Alabama traditionally have issued general obligation warrants to finance various public improvements. Alabama statutes authorizing the issuance of such interest-bearing warrants do not require an election prior to issuance. On the other hand, the Constitution of Alabama (Section 222) provides that general obligation bonds may not be issued without an election.


         The Supreme Court of Alabama validated certain general obligation warrants issued by the City of Hoover, reaffirming that such obligations did not require an election under Section 222 of the Constitution of Alabama. In so holding, the Court found that warrants are not "bonds" within the meaning of
Section 222. According to the Court, warrants are not negotiable instruments and transferees of warrants cannot be holders in due course. Therefore, a transferee of warrants is subject to all defenses that the issuer of such warrants may have against the transferor.


         County boards of education may borrow money by issuing interest-bearing warrants payable solely out of such board's allocated or apportioned share of specified tax. The county board's apportioned share of such tax may be diminished upon the establishment of a city school system, which could jeopardize the payment of the county board's warrants.

LIMITED TAXING AUTHORITY

         Political subdivisions of the state have limited taxing authority. Ad valorem taxes may be levied only as authorized by the Alabama Constitution. In order to increase the rate at which any ad valorem tax is levied above the limit otherwise provided in the Constitution, the proposed increase must be proposed by the governing body of the taxing authority after a public hearing, approved by an act of the Alabama Legislature and approved at an election within the taxing authority's jurisdiction. In addition, the Alabama Constitution limits the total amount of state, county, municipal and other ad valorem taxes that may be imposed on any class of property in any one tax year. This limitation is expressed in terms of a specified percentage of the market value of such property.

         Specific authorizing legislation is required for the levy of taxes by local governments. In addition, the rate at which such taxes are levied may be limited to the authorizing legislation or judicial precedent. For example, the Alabama Supreme Court has held that sales and use taxes, which usually comprise a significant portion of the revenues for local governments, may not be levied at rates that are confiscatory or unreasonable. The total sales tax (state and local) in some jurisdictions is 9%. State and local governments in Alabama are more dependent on general and special sales taxes than are state and local governments in many states. Because sales taxes are less stable sources of revenue than are property taxes, state and local governments in Alabama may be subject to shortfalls in revenue due to economic cycles.

PRIORITY FOR ESSENTIAL GOVERNMENTAL FUNCTIONS

         Numerous decisions of the Alabama Supreme Court hold that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness.

CHALLENGE TO EDUCATION FUNDING

         On April 1, 1993, Montgomery Circuit Court Judge Gene Reese ruled that an unconstitutional disparity exists among Alabama's school districts because of inequitable distribution of tax funds. Judge Reese issued an order calling for a new design for the distribution of funds for educational purposes as well as a new system for funding public education.

         On January 10, 1997, the Alabama Supreme Court affirmed Judge Reese's ruling. The court stated that the Alabama Legislature must develop a plan within one year to correct the unconstitutional disparity. Any allocation of funds away from school districts could impair the ability of such districts to service debt.

THE FLORIDA FUND -- DIVERSIFICATION AND CONCENTRATION

         The Florida Fund is a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") and may concentrate its investments in the securities of a limited number of issuers. Under the Internal Revenue Code of 1986, as amended (the "Code"), the Florida Fund generally may not invest in a manner such that at the end of each fiscal quarter (i) more than 25% of its total assets are represented by securities of any one issuer (other than U.S. government securities) and (ii) with respect to 50% of its total assets, more than 5% of its total assets are represented by the securities of any one issuer (other than U.S. government securities). Thus, the Florida Fund generally may invest up to 25% of its total assets in the securities of each of any two issuers. Because of the relatively small number of issuers of

Florida Municipal Securities, the Florida Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. This concentration involves an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline. Concentration of this nature may cause greater fluctuation in the net asset value of the Florida Fund's shares.

GENERAL ECONOMIC CHARACTERISTICS OF FLORIDA

         Florida ranks fourth in the nation in total population, with over 12.9 million residents in 1990, and has been one of the fastest growing states in the nation. Historically, tourism, agriculture, construction and manufacturing have constituted the most important sectors of the state's economy. Construction activity slows during periods of high interest rates or cyclical downturns. The service sector employs the largest number of people in Florida. While wages in the service sector tend to be lower than in manufacturing and other sectors of the economy, the service sector traditionally has been less sensitive to business cycles. Currently, Florida's general obligations are rated Aa2 by Moody's and AA+ by Standard and Poor's.

         The southern and central portions of Florida's economy, in particular, rely heavily on tourism and are sensitive to changes in the tourism industry. For example, tourism in Florida has been adversely affected by publicity regarding violent crimes against tourists, particularly tourists from abroad. Gasoline price hikes and/or shortages from an oil embargo or other oil shortage could severely affect U.S. tourism in the state, which is heavily dependent on automobiles as the primary form of transportation.

         South Florida also is susceptible to international trade and currency imbalances due to its geographic location as the gateway to Latin America and its involvement in foreign trade and investment. The central portion of the state is affected by conditions in the phosphate and agriculture industries, especially citrus and sugar. Northern Florida's economy is more heavily tied to military bases, some of which are closing or scaling back as a result of Federal budget cutbacks, and the lumber and paper industries.

         The entire state can be affected by severe weather conditions including hurricanes. The impact of severe hurricanes on the fiscal resources of the state and local governments is difficult to assess.

SOURCES OF STATE AND LOCAL REVENUES

         Florida's Constitution prohibits deficit spending by the state for governmental operations. Florida does not have a personal income tax. An amendment to the state's Constitution would be required in order to institute an income tax, and passage of such an amendment is believed to be unlikely due to the relatively large number of retirees living in the state as well as to the general unpopularity of tax increases in the current political climate. A two-thirds approval of voters voting in an election is now required for the addition of any new taxes to the Florida Constitution. The principal sources of state revenues are a 6% sales tax, state lottery, motor fuels tax, corporate income tax, and miscellaneous other revenue sources, including beverage tax and licenses, cigarette tax, documentary stamp taxes and an intangible tax. Dependence on the sales tax may subject state revenues to more volatility than would be the case if Florida had a personal income tax, with sales tax collections adversely affected during recessions and periods when tourism declines.

         Taxation by units of government other than the state is permitted only to the extent that Florida's legislature enacts enabling legislation. The principal sources of county and municipal government revenues are ad valorem property taxes, state revenue sharing, and miscellaneous other revenue sources, including utilities services fees and local option fees. The principal sources of revenues for Florida's school districts are ad valorem property taxes and state revenue sharing, including revenues from a state lottery. The state Constitution imposes millage limits, including a 10-mill limit each on county, municipal and school ad valorem taxes. Effective January 1, 1995, Florida's voters amended the state Constitution to limit annual increases in the assessed value of homestead property to the lesser of 3% of the prior year's assessment or the percentage change in the Consumer Price Index during the preceding calendar year. The limitation on increases in assessment of homestead property could eventually lead to ratings revisions that could have a negative impact on the prices of obligations funded with this source of taxation. However, the effect of the limit will be tempered by reassessments of homestead property at market value when sold.

         Units of state and local government in Florida will continue to face spending pressures due to infrastructure needs for an expanding population, especially in view of growth management laws enacted by Florida's legislature. These laws include concurrency requirements that impose building moratoriums unless roads and other infrastructure are added concurrently with additional commercial or residential developments.

TYPES OF INDEBTEDNESS

         The two principal types of indebtedness issued by state or local units of government in Florida are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by a pledge of the full faith, credit and taxing power of the governmental entity issuing the bonds. They can be issued in Florida only after a referendum in which the voters in the jurisdictional limits of the jurisdiction issuing the bonds approve their issuance. Revenue bonds are payable only from the revenues derived from a facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Revenue bonds are not secured by the full faith, credit and taxing power of the governmental issuer.

MARKET RISK CAUSED BY INTANGIBLE TAX CONSIDERATIONS

         As a normal policy, on January 1 of each calendar year the Florida Fund intends to own only assets which are exempt from the Florida Intangible Tax. Accordingly, it is possible that the Florida Fund, in disposing of non-exempt assets to meet this policy objective, might sustain losses which might not otherwise be incurred absent this policy of avoiding the Florida Intangible Tax.

                              INVESTMENT TECHNIQUES


         Each Income Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund including Shares of the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund (the "AmSouth Money Market Funds"), the AmSouth Institutional Prime Obligations Fund, the AmSouth Institutional U.S. Treasury Fund (the "AmSouth Institutional Money Market Funds") and, with respect to the Tax-Free Funds, the AmSouth Tax Exempt Fund, provided that no more than 10% of each Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by each of the Funds in the AmSouth Money Market Funds and the AmSouth Institutional Money Market Funds, and with respect to the Tax-Free Funds, the AmSouth Tax Exempt Fund, the Advisor and the Administrator will reduce that portion of their usual service fees from each Fund by an amount equal to their service fees from the AmSouth Money Market Funds and the AmSouth Institutional Money Market Funds, and with respect to the Tax-Free Funds, the AmSouth Tax Exempt Fund, that are attributable to those Fund investments. Each Income Fund and Tax-Free Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions regarding the Income Funds' and the Tax-Free Funds' investments in the securities of unaffiliated money market funds, the AmSouth Money Market Funds, and the AmSouth Institutional Money Market Funds are contained in the Statement of Additional Information.


OPTIONS


         The Bond Fund, the Limited Maturity Fund, and the Government Income Fund may engage in writing call options from time to time as the Advisor deems to be appropriate. Options are written solely as covered call options (options on securities owned by the Fund). Such options are issued by the Options Clearing Corporation and may or may not be listed on a national securities exchange. In order to close out an option position, the Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written on any particular securities. When the portfolio security is sold, the Fund effects a closing purchase transactions so as to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transactions so as to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

         From time to time, the Bond Fund and the Limited Maturity Fund may also purchase call options on any of the types of securities in which each Fund may invest. A purchased call option gives a Fund the right to buy and obligates the seller to sell the underlying security at a specified exercise price during the option period. Purchasing call options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

         From time to time, the Bond Fund may purchase put options. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired by the Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Bond Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer or assignment of the underlying security or securities.

         The amount payable to the Bond Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Bond Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Advisor's opinion, present minimal credit risks.

         For a discussion of the Limited Maturity Fund's ability to acquire puts, see "The Bond Fund and the Limited Maturity Fund" in this Prospectus.

         For a discussion of the Tax-Free Funds' ability to acquire puts, see "The Florida Fund and the Municipal Bond Fund" in this Prospectus.

WHEN-ISSUED SECURITIES

         Each Income Fund may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Income Funds will generally not pay for such securities or start earning interest on them until they are received. When an Income Fund agrees to purchase securities on a "when-issued" basis, the Trust's custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each of the Income Funds expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and that a commitment to purchase "when-issued" securities will not exceed 60 days. In the event that its commitment to purchase "when-issued" securities ever exceeded 25% of the value of its total assets, an Income Fund's liquidity and the Advisor's ability to manage it might be adversely affected. The Income Funds do not intend to purchase "when-issued" securities for speculation purposes, but only for the purpose of acquiring portfolio securities.

REPURCHASE AGREEMENTS

         Securities held by the Income Funds may be subject to repurchase agreements. If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, the Income Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Income Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Income Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Income Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

         Each Income Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, an Income Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse purchase agreements involve the risk that the market value of the securities sold by an Income Fund may decline below the price at which the Fund is obligated to repurchase the securities.

OTHER INVESTMENT PRACTICES


         In order to generate additional income, the Bond Fund, the Limited Maturity Fund, and the Government Income Fund may, from time to time, lend its securities to broker-dealers, banks or institutional borrowers of securities which are not affiliated directly or indirectly with the Trust. While the lending of securities may subject the Funds to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, each Fund will receive 100% collateral in the form of cash or other liquid securities. This collateral will be valued daily by the Advisor and should the market value of the loaned securities increase, the borrower will furnish additional collateral to each Fund. During the time securities of the Funds are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined are creditworthy under guidelines established by the Trust's Board of Trustees.


         The Government Income Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Government Income Fund in order to take advantage of what the Advisor believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Government Income Fund and its transaction costs. The Bond Fund and the Limited Maturity Funds will not purchase securities solely for the purpose of short-term trading.



                             INVESTMENT RESTRICTIONS

         Each Income Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund. See "GENERAL INFORMATION -- Miscellaneous" in this Prospectus.


         THE BOND FUND, THE LIMITED MATURITY FUND, THE GOVERNMENT INCOME FUND, AND THE MUNICIPAL BOND FUND MAY NOT:


         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in such issuer, or such Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of each Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

         THE INCOME FUNDS MAY NOT:

         1. Purchase any securities which would cause more than 25% of the value of such Income Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the

U.S. government or its agencies or instrumentalities; (b) for the Bond Fund, the Limited Maturity Fund, the Florida Fund, and the Municipal Bond Fund there is no limitation with respect to Municipal Securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user; (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

         2. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         3. Make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend Fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

         THE TAX-FREE FUNDS MAY NOT:

         1. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Funds may acquire puts with respect to Eligible Municipal Securities and sell those puts in conjunction with a sale of those Eligible Municipal Securities.


                               VALUATION OF SHARES

         The net asset value of each Income Fund is determined and its Shares are priced as of 4:00 p.m., Eastern time (the "Valuation Time") on each Business Day of such Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the"NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to an

Income Fund, less the liabilities charged to that Class, by the number of the outstanding Shares that Class of that Fund. The net asset value per Share of each Income Fund will fluctuate as the value of its investment portfolio changes.

         The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the Trust believes accurately reflects fair value. For further information about valuation of investments in the Income Funds, see the Statement of Additional Information.


                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares in each Income Fund are sold on a continuous basis by the Trust's distributor, BISYS Fund Services (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Trust at (800) 451-8382.


         Each Income Fund has been divided into three classes of Shares: Premier Shares, Classic Shares and B Shares. Class B Shares are currently offered only in the Bond Fund. The three classes of a particular Fund represent interests in the same investments and are identical in all respects except that (i) Classic Shares bear the expense of the fee under the Trust's Shareholder Servicing Plan (the "Servicing Plan"), which will cause the Classic Shares to have a higher expense ratio and to pay lower dividends than those of the Premier Shares, (ii) Class B Shares bear the expense of the fee under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), which will cause the Class B Shares to have a higher expense ratio and to pay a lower dividend than those of the Classic Shares or Premier Shares, (iii) Classic Shares have certain exclusive voting rights with respect to the Servicing Plan and Class B Shares have certain exclusive voting rights with respect to the Distribution Plan, and
(iv) Classic Shares are subject to a front-end sales charge and Class B Shares are subject to a contingent deferred sales charge.


PURCHASES OF CLASSIC SHARES AND CLASS B SHARES

         Shares of the Income Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth or financial institutions that provide certain administrative support services for their customers or account holders (collectively, "Financial Institutions"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by a Financial Institution and its Customer are invested by the Distributor in Shares of the Funds. These procedures may also include transactions whereby AmSouth as agent purchases Shares of the Income Funds in amounts that correspond to the market value of securities sold to the Funds by AmSouth as agent.

         Shares of the Trust sold to Financial Institutions acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Financial Institutions. With respect to Shares so sold, it is the responsibility of the particular Financial Institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Financial Institutions and reflected in the account statements provided by the Financial Institutions to Customers.

         Depending upon the terms of a particular Customer account, Financial Institutions may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in a Fund. Information concerning these services and any charges can be obtained from the Financial Institutions. This Prospectus should be read in conjunction with any such information received from the Financial Institutions.

         Investors may also purchase Classic Shares and Class B Shares of an Income Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Trust in care of AmSouth Mutual Funds, P.O. Box 182733, Columbus, Ohio 43218-2733. Subsequent purchases of Classic Shares and Class B Shares of a Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to the above address.

         If an Account Registration Form has been previously received by the Distributor, investors may also purchase Classic Shares and Class B Shares of an Income Fund either by telephone or by wiring funds to the Trust's custodian. Telephone orders may be placed by calling the Trust at (800) 451-8382. Payment for Shares ordered by telephone may be made by check and must be received by the Custodian within three days of the telephone order. If payment is not received within three days or a check timely received does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred. In the case of purchase of Shares effected by wiring funds to the Custodian, investors must call the Trust at (800) 451-8382 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

         Investors may also purchase Classic Shares and Class B Shares by arranging systematic monthly, bi-monthly or quarterly investments into the Funds with the Trust's Automatic Investment Plan ("AIP"). The minimum investment amounts are $50 per transfer and the maximum amount with respect to any transfer is $100,000. After investors give the Trust proper authorization, their bank accounts, which must be with banks that are members of the Automated Clearing House, will be debited accordingly to purchase Shares. Investors will receive a confirmation from the Trust for every transaction, and a withdrawal will appear on their bank statements.

         To participate in AIP, investors must complete the appropriate sections of the Account Registration form or call for instructions. This form may be obtained by calling the Trust at (800) 451-8382. The amount investors specify will automatically be invested in Shares at the specified Fund's public offering price per Share next determined after the debit is made.

         To change the frequency or amount invested, written instructions must be received by the Trust at least seven Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Trust at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under "REDEMPTION BY MAIL" below. If there are insufficient funds in the investor's designated bank account to cover the Shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Fund Shares will be purchased).

         Investors should check with their banks to determine whether they are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Funds related to AIP are borne by the Funds and therefore there is no direct charge by the Funds to investors for use of these services.

         Classic Shares and Class B Shares of each Fund are purchased at the public offering price per Share, which is the net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order in good form to purchase Shares plus the applicable sales charge at the time of purchase in the case of Classic Shares as described below. Purchases of Shares of an Income Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of such Fund. An order received prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

         In the case of orders for the purchase of Shares placed through a broker-dealer, the applicable public offering price will be calculated with reference to the net asset value as so determined, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Distributor prior to its close of business that same day (normally 4:00 p.m. Eastern Time). The broker-dealer is responsible for transmitting such orders by close of business. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer.

         The minimum investment is $1,000 for the initial purchase of Classic Shares and Class B Shares by an investor. There is no minimum investment for subsequent purchases; however, as described above, the minimum subsequent investment when using AIP is $50 per transfer. The minimum initial investment amount may be waived if purchases are made in connection with Individual Retirement Accounts, Keogh plans or similar plans. For information on IRAs or Keogh or similar plans, contact AmSouth at 800-451-8382.

         The maximum investment is $250,000 for total purchases of Class B Shares. There is no limit on the amount of Classic Shares that may be purchased.

         The Trust reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign and third party drafts or checks.

         Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares of the particular Fund owned by the Shareholder. In the case of Classic Shares and Class B Shares held of record by Financial Institutions but beneficially owned by a Customer, confirmations of purchases, exchanges and redemptions of Classic Shares or Class B Shares by a Financial Institution will be sent to the Customer by the Financial Institution. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

SALES CHARGE -- CLASSIC SHARES

         The public offering price of a Classic Share of an Income Fund equals its net asset value plus a sales charge. BISYS receives this sales charge as Distributor and will re-allow a portion of it as dealer discounts and brokerage commissions. However, BISYS, at its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.


                                            SALES CHARGE AS
                                            A PERCENTAGE OF           SALES CHARGE AS          DEALER ALLOWANCE AS
                                               NET AMOUNT             A PERCENTAGE OF            A PERCENTAGE OF
AMOUNT OF PURCHASE                               INVESTED             OFFERING PRICE              OFFERING PRICE
------------------                               --------             --------------              --------------

Less than $100,000                                4.17%                    4.00%                       3.60%
$100,000 but less than $250,000                   3.09%                    3.00%                       2.70%
$250,000 but less than $500,000                   2.04%                    2.00%                       1.90%
$500,000 but less than $1,000,000                 1.01%                    1.00%                       0.90%
$1,000,000 or more                                   0%*                      0%*                         0%*

* Classic Shares are offered at net asset value without an initial sales charge but are subject to a contingent deferred sales charge equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares in the event of a share redemption within twelve months following the purchase of $1 million or more in Classic Shares. The Distributor will provide additional compensation in an amount up to 1.00% of the offering price of Classic Shares of the Funds for sales of $1 million to $5 million, and 0.50% for sales over $5 billion.

         From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

         The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

SALES CHARGE WAIVERS

         The following classes of investors may purchase Classic Shares of a Fund with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

         (1) Existing Shareholders of a Fund upon the reinvestment of dividend and capital gain distributions;

         (2) Officers, trustees, directors, employees and retired employees of the Trust, AmSouth Bancorporation and its affiliates, and BISYS Fund Services and its affiliates (and spouses and children of each of the foregoing);

         (3) Employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into a dealer agreement to sell shares of the Funds;

         (4) Investors who purchase Shares of a Fund through a payroll deduction plan; and

         (5) Investors who purchase Shares of a Fund through certain broker-dealers, registered investment advisors and other financial institutions that have entered into an agreement with the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account," asset allocation or a similar program under which such clients pay a fee to such broker-dealer, registered investment advisor or other financial institution.

         From time to time, for special promotional purposes, the Distributor may offer special concessions to enable investors to purchase shares of a Fund offered by the Trust at net asset value without payment of a front-end charge. To qualify for a net asset value purchase, the investor must pay for such purchase with the proceeds from the redemption of shares of a non-affiliated mutual fund on which a front-end sales charge was paid. A qualifying purchase of shares must occur within 30 days of prior redemption and must be evidenced by a confirmation of the redemption transaction. At the time of purchase, the investment representative must notify the Distributor that the purchase qualifies for a purchase at net asset value and provide sufficient information to permit confirmation of qualification. Proceeds from the redemption of shares on which no front-end sales charge was paid do not qualify for a purchase at net asset value.

         The Distributor may also periodically waive the sales charge for all investors with respect to any Income Fund.

LETTER OF INTENT

         By checking the Letter of Intent box on the account application, a shareholder becomes eligible for reduced sales charges applicable to the total amount invested in Classic Shares of an Income Fund in the load fund over a 13-month period (beginning up to 90 days prior to the date indicated on the account application). BISYS Fund Services, Inc. (the "Transfer Agent") will hold in escrow 5% of the amount indicated for payment of the higher sales charge if a shareholder does not purchase the full amount indicated on the account application. Upon completion of the total minimum investment specified on the account application, the escrow will be released, and an adjustment will be made to reflect any reduced sales charge applicable to shares purchased during the 90-day period prior to submission of the account application. Additionally, if the total purchases within the 13-month period exceed the amount specified, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. All such adjustments will be made at the conclusion of the 13-month period in the form of additional shares credited to the shareholder's account at the then current Public Offering Price applicable to a single purchase of the total amount of the total purchases. If total purchases are less than the amount specified, escrowed shares may be involuntarily redeemed to pay the additional sales charge. Checking a Letter of Intent box does not bind an investor to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.

         For further information about Letters of Intent, interested investors should contact the Trust at (800) 451-8382. This program, however, may be modified or eliminated at any time or from time to time by the Distributor without notice.

CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION

         A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Classic Shares of an Income Fund and one or more of the other Funds of the Trust sold with a sales charge or by combining a current purchase of Classic Shares of a Fund with prior purchases of Classic Shares of any Fund of the Trust sold subject to a sales charge. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of shares of any Fund sold with a sales charge plus (ii) the then current net asset value of all Shares held by the Purchaser in any Fund sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

SALES CHARGE -- CLASS B SHARES

         Class B Shares are not subject to a sales charge when they are purchased, but are subject to a sales charge (the "Contingent Deferred Sales Charge") if a Shareholder redeems them prior to the sixth anniversary of purchase. When a Shareholder purchases Class B Shares, the full purchase amount is invested directly in the applicable Fund. Class B Shares of each Fund are subject to an ongoing distribution and shareholder service fee at an annual rate of 1.00% of such Fund's average daily net assets as provided in the Distribution Plan (described below under "The Distributor"). This ongoing fee will cause Class B Shares to have a higher expense ratio and to pay lower dividends than Classic Shares. Class B Shares convert automatically to Classic Shares after eight years, commencing from the end of the calendar month in which the purchase order was accepted under the circumstances and subject to the qualifications described in this Prospectus.

         Proceeds from the Contingent Deferred Sales Charge and the distribution and shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and shareholder services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to dealers and agents selling Class B Shares. A dealer commission of 4.00% of the original purchase price of the Class B Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission.

CONTINGENT DEFERRED SALES CHARGE

         If the Shareholder redeems Class B Shares prior to the sixth anniversary of purchase, the Shareholder will pay a Contingent Deferred Sales Charge at the rates set forth below. The Contingent Deferred Sales Charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the Shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on Shares derived from reinvestment of dividends or capital gain distributions.

         The amount of the Contingent Deferred Sales Charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such Shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.

                                              CONTINGENT
                                               DEFERRED
                                           SALES CHARGE AS A
                  YEAR(S)                    PERCENTAGE OF
                   SINCE                     DOLLAR AMOUNT
                  PURCHASE                 SUBJECT TO CHARGE

                    0-1                          5.00%
                    1-2                          4.00%
                    2-3                          3.00%
                    3-4                          3.00%
                    4-5                          2.00%
                    5-6                          1.00%
                    6-7                          None
                    7-8                          None

         In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Classic Shares in the Shareholder's Fund account (unless the Shareholder elects to have Class B Shares redeemed first) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the Shareholder for the longest period of time. This method should result in the lowest possible sales charge.

         To provide an example, assume you purchased 100 Shares at $10 per share (a total cost of $1,000) and prior to the second anniversary after purchase, the net asset value per share is $12 and during such time you have acquired 10 additional Shares through dividends paid in Shares. If you then make your first redemption of 50 Shares (proceeds of $600), 10 Shares will not be subject to charge because you received them as dividends. With respect to the remaining 40 Shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a Contingent Deferred Sales Charge at a rate of 4.00% (the applicable rate prior to the second anniversary after purchase).


         The Contingent Deferred Sales Charge is waived on redemption of Shares:
(i) following the death or disability (as defined in the Code) of a Shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; or (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a Shareholder who has attained the age of 70-1/2. A Shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the Shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a "redemption" of Class B Shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party;
(ii) exchanges for Class B Shares of other Funds of the Trust as described under "Exchange Privilege;" or (iii) provided that the Shareholder withdraws no more than 12% of the account value annually using the Automatic Withdrawal Plan feature.


CONVERSION FEATURE

         Class B Shares include all Shares purchased pursuant to the Contingent Deferred Sales Charge which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B Shares will automatically convert to Classic Shares and will be subject to the lower distribution and Shareholder service fees charged to Classic Shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The conversion is not a taxable event to a Shareholder.

         For purposes of conversion to Classic Shares, shares received as dividends and other distributions paid on Class B Shares in a Shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a Shareholder's Fund account (other than those in the sub-account) convert to Classic Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Classic Shares.

         If a Shareholder effects one or more exchanges among Class B Shares of the Funds of the Trust during the eight-year period, the Trust will aggregate the holding periods for the shares of each Fund of the Trust for purposes of calculating that eight-year period. Because the per share net asset value of the Classic Shares may be higher than that of the Class B Shares at the time of conversion, a Shareholder may receive fewer Classic Shares than the number of Class B Shares converted, although the dollar value will be the same.

ADDITIONAL INFORMATION REGARDING BROKER COMPENSATION

         The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Classic Shares and Class B Shares of any of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

EXCHANGE PRIVILEGE


Exchanges Between Classes of a Fund

         Classic Shares of a Fund may not be exchanged for Class B Shares of the same Fund, and may be exchanged for Premier Shares of the same Fund only if the Shareholder becomes eligible to purchase Premier Shares. Class B Shares may not be exchanged for Classic Shares of the same Fund, and may be exchanged for Premier Shares of the same Fund only if the Shareholder becomes eligible to purchase Premier Shares. A contingent deferred sales charge will not apply to exchanges of Class B Shares for Premier Shares. An exchange of Classic Shares or Class B Shares for Premier Shares of the same Fund will not be a taxable event for a Shareholder.

Exchanges Between Funds


         CLASSIC SHARES

         Classic Shares of each Fund may be exchanged for Classic Shares of the other Funds, subject to a minimum initial investment. Classic Shares may not be exchanged for Class B Shares of the other Funds, and may be exchanged for Premier Shares of the other Funds only if the Shareholder becomes eligible to purchase Premier Shares. Shareholders may exchange their Classic Shares for Classic Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Classic Shares exchanged. Shareholders may exchange their Classic Shares for Classic Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Classic Shares of a Money Market Fund, for which no sales load was paid, for Classic Shares of a variable net asset value Fund ("Variable NAV Fund"). Under such circumstances, the cost of the acquired Classic Shares will be the net asset value per share plus the appropriate sales load. If, during a twelve month period, a Shareholder acquires Classic Shares of a Money Market Fund from an exchange involving Shares of a Variable NAV Fund, then such Shares of the Money Market Fund may be exchanged back for Shares of a Variable NAV Fund without the payment of any additional sales load. Under such circumstances, the Shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular Customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.

         CLASS B SHARES

         Class B Shares of each Fund may be exchanged for Class B Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any Contingent Deferred Sales Charge which might otherwise be due upon redemption of the outstanding Class B Shares. Investors should note that, as of the date of this Prospectus, Class B Shares were not yet being offered in the U.S. Treasury Fund, Tax Exempt Fund, Government Income Fund, Limited Maturity Fund, Florida Fund and Municipal Bond Fund, thus, no exchanges may be effected for Class B Shares of these Funds. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the eight-year holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Fund from which the exchange was made.

         Class B Shares may not be exchanged for Classic Shares of the other Funds, and may be exchanged for Premier Shares of the other Funds only if the Shareholder becomes eligible to purchase Premier Shares. A Contingent Deferred Sales Charge will not apply to exchanges of Class B Shares for Premier Shares.

ADDITIONAL INFORMATION ABOUT EXCHANGES

         An exchange from one Fund to another Fund is considered to be a taxable event for federal income tax purposes on which a Shareholder may realize a capital gain or loss. If a shareholder exchanges Income Fund Shares for Shares of another Fund without paying a sales charge on the exchange, the gain or loss on the sale of the Fund Shares will be calculated without taking into account the sales charge paid on the original Shares if they were held less than 91 days. The sales charge will instead be added to the basis of the Fund Shares acquired in the exchange. This treatment will increase the gain or reduce the loss that the Shareholder would otherwise recognize on the exchange.

         Before exchanging Shares, a Shareholder must receive a current prospectus describing the Shares to be acquired. An exchange may be made by calling the Trust at (800) 451-8382 or by mailing written instructions to the Transfer Agent. Exchange Privileges may be exercised only in those states where Shares may legally be sold, and may be amended or terminated at any time upon sixty (60) days' prior notice to Shareholders.

         The Exchange Privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Excessive exchange transactions may potentially disrupt the management of the Trust and increase transaction costs. Accordingly, in order to prevent excessive use of the Exchange Privilege, the Trust has established a policy of prohibiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.

AUTO EXCHANGE

         AmSouth Mutual Funds Auto Exchange enables Shareholders to make regular, automatic withdrawals from Classic Shares and Class B Shares of the AmSouth Prime Obligations Fund and use those proceeds to benefit from dollar-cost-averaging by automatically making purchases of shares of the same Class of another AmSouth Mutual Fund. With shareholder authorization, the Trust's transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's Prime Obligations Fund account and will automatically invest that amount in Classic Shares or Class B Shares of the AmSouth Mutual Fund designated by the Shareholder at the public offering price on the date of such deduction. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their Prime Obligations Fund account and maintain a minimum account balance of $1,000.

         To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Registration Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the AmSouth Mutual Funds, P.O. Box 182733, Columbus, OH 43218-2733. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.

REINSTATEMENT PRIVILEGE

         The Reinstatement Privilege enables investors who have redeemed Classic Shares to repurchase, within 90 days of such redemption, Classic Shares in an amount not to exceed the redemption proceeds received at a purchase price equal to the then-current net asset value determined after a reinstatement request and payment are received by the Transfer Agent. This privilege also enables investors to reinstate their account for the purpose of exercising the Exchange Privilege. To use the Reinstatement Privilege, you must submit a written reinstatement request to the Transfer Agent. The reinstatement request and the payment must be received within 90 days of the trade date of the redemption.

DIRECTED DIVIDEND OPTION

         Shareholders can elect to have dividend distributions (capital gains and dividends) paid by check or reinvested within the Fund or reinvested in other AmSouth Mutual Funds of the same shareholder registration without a sales charge. To participate in the Directed Dividend Option, a shareholder must maintain a minimum balance of $1,000 in each Fund into which he or she plans to reinvest dividends.

         The Directed Dividend Option may be modified or terminated without notice. In addition, the Trust may suspend a shareholder's Directed Dividend Option without notice if the account balance is less than the minimum $1,000. Participation in the Option may be terminated or changed by the shareholder at anytime by writing the Distributor. The Directed Dividend Option is not available to participants in an AmSouth Mutual Funds IRA.

REDEMPTION OF SHARES

         Shareholders may redeem their Classic Shares without charge, and their Class B Shares subject to the applicable Contingent Deferred Sales Charge, on any day that net asset value is calculated (see "VALUATION OF SHARES"). Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Financial Institution. For example, if a Customer has agreed with a Financial Institution to maintain a minimum balance in his or her account with a Financial Institution, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Financial Institution may redeem for and on behalf of the Customer, all or part of the Customer's Shares of a Fund of the Trust to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

         A written request for redemption must be received by the Transfer Agent at AmSouth Mutual Funds, 3435 Stelzer Road, Columbus, OH 43219, in order to constitute a valid tender for redemption. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a previously designated bank account. There is no charge for having redemption requests mailed to a designated bank account.

REDEMPTION BY TELEPHONE

         A Shareholder may have the payment of redemption requests wired or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following the receipt of a valid request for redemption. Wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The wire redemption charge is currently $7.00, however, such charge may be reduced by the Transfer Agent. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the Trust at (800) 451-8382. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized account.

         During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Distributor by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES - Redemption by Mail."


Automatic Withdrawal Plan

         The Automatic Withdrawal Plan ("AWP") enables Shareholders to make regular redemptions of Classic Shares and Class B Shares of a Fund. With Shareholder authorization, the Transfer Agent will automatically redeem Classic Shares and Class B Shares at the net asset value of the applicable Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the Shareholder. In certain cases, Class B Shareholders may redeem using AWP without paying a contingent deferred sales charge as described in "How to Purchase and Redeem Shares - Contingent Deferred Sales Charge." Shareholders participating in the AWP must maintain a minimum account balance of $10,000 in the Fund from which Classic Shares or the Class

B Shares are being redeemed. Purchase of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities.


PAYMENTS TO SHAREHOLDERS

         Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of Shares in an Income Fund may be more or less than the amount invested. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from Shareholders for next Business Day payments upon redemption of Shares if the request for redemption is received by the Transfer Agent before the Valuation Time on a Business Day or, if the request for redemption is received after the Valuation Time to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the Shareholders of the particular Income Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

         At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in portfolio securities at their then current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

         Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in any Income Fund has a value of less than $250. Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $250.

         See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Trust may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the Investment Company Act of 1940.

                               DIVIDENDS AND TAXES

         A dividend for each Income Fund will be declared monthly at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of the Fund as determined to be necessary or appropriate by the appropriate officers of the Trust. Dividends will generally be paid monthly. Distributable net realized capital gains are distributed at least annually to Shareholders of record. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares unless the Shareholder elects to receive such dividends or distributions in cash. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a Shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

         Each of the Income Funds is treated as a separate entity for federal income tax purposes. Each Income Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If they so qualify, the Income Funds will not have to pay federal income taxes on net income and net capital gain income that they distribute to shareholders. Regulated investment companies are also subject to a federal excise tax if they do not distribute their income on a timely basis. Each Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net income and net capital gain income.

         The amount of dividends payable with respect to the Premier Shares will exceed dividends on Classic Shares, and the amount of dividends on Classic Shares will exceed the dividends on Class B Shares, as a result of the Shareholder Services Plan fee applicable to Classic Shares and the Distribution and Shareholder Services Plan fee applicable to Class B Shares.


THE BOND FUND, THE LIMITED MATURITY FUND, AND THE GOVERNMENT INCOME FUND

         Distributions by the Bond Fund, the Limited Maturity Fund, and the Government Income Fund of ordinary income and/or an excess of short-term capital gain over net long-term loss are taxable to Shareholders as ordinary income. It is not expected that the dividends-received deduction for corporations will apply to these distributions.

         Distributions designated by the Bond Fund, the Limited Maturity Fund, and the Government Income Fund as deriving from net gains on securities held for more than one year are taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in such Fund. Such distributions are not eligible for the dividends-received deduction.

         Prior to purchasing Shares of the Bond Fund, the Limited Maturity Fund, and the Government Income Fund, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends and distributions on a Fund's Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular Shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. A Shareholder should consult his or her own advisor for any special advice.

         Dividends-received by a Shareholder that are derived from the Bond Fund, the Limited Maturity Fund, and the Government Income Fund's investments in U.S. government obligations may not be entitled to the exemptions from state and local income taxes that would be available if the Shareholder had purchased U.S. government obligations directly.

         A Shareholder will generally recognize long-term capital gain or loss on the sale or exchange of shares in an Income Fund held by the Shareholder for more than twelve months. If a Shareholder receives a capital gain dividend with respect to a Share of the Bond Fund, the Limited Maturity Fund, and the Government Income Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share shall be treated as a long-term capital loss to the extent of the capital gain dividend.

         The holder of a security issued with "original issue discount" (including a zero-coupon U.S. Treasury security) is required to accrue as income each year a portion of the discount at which the security was purchased, even though the holder does not currently receive the interest payment in cash. A security has original issue discount if its redemption price exceeds its issue price by more than a de minimis amount. Accordingly, the Bond Fund, the Limited Maturity Fund, and the Government Income Fund may be required to distribute each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of its portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

         Additional information regarding federal taxes is contained in the Statement of Additional Information under "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION - Additional Tax Information" and "Additional Tax Information Concerning the Tax Exempt Fund."


         The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important tax considerations generally affecting the Income Funds and their Shareholders. Potential investors in the Bond Fund, the Limited Maturity Fund, and the Government Income Fund are urged to consult their tax advisors concerning their own tax situation and concerning the application of state and local taxes which may differ from the federal income tax consequences described above.


         Shareholders will be advised at least annually as to the character for federal income tax purposes of distributions made during the year.


THE FLORIDA FUND AND THE MUNICIPAL BOND FUND


          The Tax-Free Funds' Shareholders may treat as exempt interest and exclude from gross income for federal income tax purposes dividends derived from net exempt-interest income and designated by the Funds as exempt interest dividends. However, such dividends may be taxable to shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes.

         Dividends from the Tax-Free Funds attributable to exempt-interest dividends may cause the social security and railroad retirement benefits of individual Shareholders to become taxable, or increase the amount that is taxable. Interest on indebtedness incurred by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes to the extent the Funds distribute exempt-interest dividends during the Shareholder's taxable year. The amount of the disallowed interest deduction is the total amount of interest paid or accrued on the indebtedness multiplied by a fraction, the numerator of which is the amount of exempt-interest dividends-received by the Shareholder and the denominator of which is the sum of the exempt-interest dividends and taxable dividends-received by the Shareholder (excluding capital gain dividends-received by the Shareholder and capital gains required to be included in the Shareholder's computation of long-term capital gains under Section 852(b)(3)(D) of the Code). It is anticipated that distributions from the Tax-Free Funds will not be eligible for the dividends-received deduction for corporate shareholders.

         Gains on the sale of Shares in the Tax-Free Funds will be subject to federal, state, and local taxes. If a Shareholder receives an exempt-interest dividend with respect to any Share of the Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend.

         A Tax-Free Fund may at times purchase Municipal Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the Tax-Free Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

         To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit, market discount or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax and may be subject to state and local tax. A Shareholder should consult his or her own tax advisor for any special advice.

         Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income of individual and corporate Shareholders for the purpose of determining liability (if any) for the applicable alternative minimum tax. All tax-exempt interest dividends will be required to be taken into account in calculating the alternative minimum taxable income of corporate Shareholders.

         Additional information regarding federal taxes is contained in the Statement of Additional Information under "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION - Additional Tax Information" and "Additional Tax Information Concerning the Florida Fund."

         The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important tax considerations generally affecting the Tax-Free Funds and their Shareholders. Potential investors in the Tax-Free Funds are urged to consult their tax advisers concerning their own tax situation and concerning the application of state and local taxes which may differ from the federal income tax consequences described above.

         Shareholders will be advised at least annually as to the character for federal income tax purposes of distributions made during the year.

ALABAMA TAXES


         Section 40-18-14(3)f of the Alabama Code specifies that interest on obligations of the State of Alabama and any county, municipality or other political subdivision thereof is exempt from personal income tax. Section 40-18-14(3)d provides similar tax-exempt treatment for interest on obligations of the United States or its Possessions (including Puerto Rico, Guam and the Virgin Islands). Regulation Section 810-3-14-.02(4)(a) extends the exclusion to agencies of the United States or corporations owned by the United States and lists as examples of exempt obligations, U.S. Savings Bonds, U.S. Treasury notes or bills, obligations of the Bank for Cooperation, Federal Land Bank, Federal Intermediate Credit Bank, Federal Home Loan Bank, production credit associations, Federal Financing Bank, and the Tennessee Valley Authority. In addition, Regulation Section 810-3-14-.02(4)(b)2 and an Administrative ruling of the Alabama Department of Revenue dated March 1, 1990 extend these exemptions for interest to distributions from a regulated investment company to the extent that they are paid out of interest earned on such exempt obligations. Tax-exempt treatment is not available on distributions from income earned on securities that are merely guaranteed by the federal government (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations or for obligations of other states to the extent such investments are made by the Fund for temporary or defensive purposes. Such interest will be taxable on a pro rata basis.


         Any distributions of net short-term and net long-term capital gain earned by the Fund are fully includable in each Shareholder's Alabama taxable income as dividend income and long-term capital gain, respectively. Both types of income are currently taxed at ordinary rates.

         The foregoing discussion is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important Alabama tax considerations generally affecting the Municipal Fund and its Shareholders. Potential investors are urged to consult their tax advisors concerning their own tax situation and concerning the application of state and local (as well as federal) taxes.

FLORIDA TAXES

         The State of Florida does not impose an income tax on individuals. Therefore, distributions of the Florida Fund to individuals will not be subject to personal income taxation in Florida. Corporations and other entities subject to the Florida income tax will be subject to tax on distributions of investment income and capital gains by the Fund. Distributions attributable to interest on obligations of any state (including Florida), the District of Columbia, U.S. possessions, or any political subdivision thereof, will be taxable to corporations and other entities for Florida income tax purposes even though such interest income is exempt from federal income tax. Similarly, distributions attributable to interest on obligations of the United States and its territories will be taxable to corporations and other entities under the Florida income tax. For individuals and other entities subject to taxation in states and localities other than Florida, distributions of the Fund will be subject to applicable taxes imposed by such other states and localities.

         In the opinion of special Florida tax counsel to the Fund, shareholders of the Florida Fund who are subject to the Florida Intangible Personal Property Tax (the "Intangible Tax") will not be subject to the Intangible Tax on shares of the Florida Fund if, on the first day of the applicable calendar year, the assets of the Florida Fund consist solely of obligations of Florida or its political subdivisions; obligations of the United States, Puerto Rico, the Virgin Islands or Guam; or bank deposits, cash or other assets which would be exempt from the Intangible Tax if directly held by the shareholder. A technical assistance advisement confirming this tax treatment has been obtained from the Florida Department of Revenue. As described above, it is the Florida Fund's policy to invest at least 80% of its net assets in Florida Municipal Securities exempt from the Intangible Tax under normal market conditions. The Florida Fund intends to insure that, absent abnormal market conditions, all of its assets held on January 1 of each year are exempt from the Intangible Tax. Accordingly, the value of the Florida Fund shares held by a shareholder should ordinarily be exempt from the Intangible Tax. However, if on any January 1 the Florida Fund holds investments that are not exempt from the Intangible Tax, the Florida Fund's shares could be wholly or partially subject to the Intangible Tax for that year.


         The foregoing discussion is intended only as a brief summary of the Florida tax laws currently in effect which would generally affect the Florida Fund and its shareholders. Potential investors are urged to consult with their Florida tax counsel concerning their own tax situation.


                       MANAGEMENT OF AMSOUTH MUTUAL FUNDS

TRUSTEES OF THE TRUST

         Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently six Trustees, two of whom are "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):


                                             Position(s) Held                      Principal Occupation
Name, Address and Age                        With the Trust                        During the Past 5 Years
---------------------                        --------------                        -----------------------

George R. Landreth*, 56                       Chairman                             From December 1992 to present,
BISYS Fund Services                                                                employee of BISYS Fund Services
3435 Stelzer Road                                                                  Limited Partnership; from July 1991 to
Columbus, Ohio  43219                                                              December 1992, employee of PNC
                                                                                   Financial Corp.; from October 1984 to
                                                                                   July 1991, employee of The Central
                                                                                   Trust Co., N.A.

Dick D. Briggs, Jr., M.D., 64                 Trustee                               From September 1989 to present,
459 DER Building                                                                    Emeritus Professor and Eminent
1808 7th Avenue South                                                               Scholar Chair, Univ. of Alabama at
UAB Medical Center                                                                  Birmingham; from October 1979 to
Birmingham, Alabama  35294                                                          present, Physician, University of
                                                                                    Alabama Health Services Foundation;
                                                                                    from 1981 to 1995, Professor and
                                                                                    Vice Chairman, Department of
                                                                                    Medicine, University of Alabama at
                                                                                    Birmingham School of Medicine; from
                                                                                    June 1988 to October 1992, President,
                                                                                    Chief Executive Officer and Medical
                                                                                    Director, University of Alabama
                                                                                    Health Services Foundation

Wendell D. Cleaver, 63                        Trustee                               From September 3, 1993 to present,
209 Lakewood Drive, West                                                            retired; from December 1988 to
Mobile, Alabama  36608                                                              August, 1993, Executive Vice
                                                                                    President, Chief Operating Officer
                                                                                    and Director, Mobile Gas Service
                                                                                    Corporation

J. David Huber*, 52                           Trustee                               From June 1987 to present,
BISYS Fund Services                                                                 employee of BISYS Fund Services
3435 Stelzer Road                                                                   Limited Partnership
Columbus, OH  43219

Homer H. Turner, Jr., 70                      Trustee                               From June 1991 to present,
751 Cary Drive                                                                      retired; until June 1991, Vice
Auburn, Alabama  36830-2505                                                         President, Birmingham Division,
                                                                                    Alabama Power Company

James H. Woodward, Jr. , 58                   Trustee                               From 1996 to present, Trustee, The
The University of North                                                             Sessions Group; from July 1989 to
  Carolina at Charlotte                                                             present, Chancellor, The
Charlotte, North Carolina  28223                                                    University of North Carolina at
                                                                                    Charlotte; from April 1997 to
                                                                                    present, Trustee, BISYS Variable
                                                                                    Insurance Funds; from August 1984
                                                                                    to July 1989, Senior Vice
                                                                                    President, University College,
                                                                                    University of Alabama at
                                                                                    Birmingham


---------------------

* Indicates an "interested person" of the Trust as defined in the Investment Company Act of 1940.

         The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, or BISYS Fund Services, Inc. receives any compensation from the Trust for acting as a Trustee. The officers of the Trust (see the Statement of Additional Information) receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Huber and Landreth are employees and executive officers of BISYS Fund Services.

INVESTMENT ADVISOR


         AmSouth is the Advisor of each Fund of the Trust. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of July 31, 1998 OF $19.9 billion and operated 276 banking offices in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of July 31, 1998, AmSouth and its affiliates had over $8.8 billion in assets under discretionary management and provided custody services for an additional $18.7 billion in securities. AmSouth is the largest provider of trust services in Alabama and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.


         Subject to the general supervision of the Trust's Board of Trustees and in accordance with the respective investment objectives and restrictions of the Funds, the Advisor manages the Funds, makes decisions with respect to and places orders for all purchases and sales of their investment securities, and maintains their records relating to such purchases and sales.

         Brian B. Sullivan, CFA is the portfolio manager for the Bond Fund and, as such, has had primary responsibility for the day-to-day portfolio management of the Bond Fund since 1992. Mr. Sullivan has been a portfolio manager at the Advisor since 1984, and is currently Senior Vice President and Trust Investment Officer in charge of fixed income investments.

         John P. Boston, CFA is the portfolio manager for the Limited Maturity Fund since August, 1995, and of the Government Income Fund since inception and, as such, has primary responsibility for the day-to-day portfolio management of the Limited Maturity and Government Income Funds. Mr. Boston has been associated with AmSouth's Trust Investment Group for over five years and is currently a Vice President and Trust Investment Officer.


         Dorothy E. Thomas, CFA is the portfolio manager for the Municipal Bond Fund , and as such, has primary responsibility for the day-to-day management of each Fund's portfolio. Ms. Thomas has been associated with AmSouth's Trust Investment Group for over ten years and is currently Vice President and Trust Investment Officer.

         Steven L. Cass, is the portfolio manager for the Florida Fund and, as such, has primary responsibility for the day-to-day portfolio management of the Fund's portfolio. Mr. Cass has been associated with AmSouth's Trust Investment Group since October, 1995 and is currently Assistant Vice President and Trust Investment Officer. Mr. Cass was a registered representative and insurance agent employed by First of America Securities, Great Western Financial Securities, and CM Financial Group for three years prior to joining AmSouth.

         Under investment advisory agreements between the Trust and the Advisor, the fee payable to the Advisor by each Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of sixty-five one-hundredths of one percent (0.65%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.


         During the Trust's fiscal year ended July 31, 1998, the Advisor received investment advisory fees amounting to 0.50% of the Bond Fund's average daily net assets, 0.50% of the Limited Maturity Fund's average daily net assets, 0.30% of the Government Income Fund's average daily net assets , 0.30% of the Florida Fund's average daily net assets, and 0.40% of the Municipal Bond Fund's average daily net assets.


 ADMINISTRATOR

         ASO Service Company ("ASO") is the administrator for each Fund of the Trust (the "Administrator"). ASO is a wholly owned subsidiary of BISYS. BISYS is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

         The Administrator generally assists in all aspects of the Funds' administration and operation. Under management and administration agreements between the Trust, the fee payable by each Fund to the Administrator for administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Income Fund's average daily net assets or (b) such fee as may from time to time be agreed upon by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower an Income Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.


         During the Trust's fiscal year ended July 31, 1998, ASO received administration fees, after voluntary fee reductions, amounting to 0.12% of the Bond Fund's average daily net assets; 0.12% of the Limited Maturity Fund's average daily net assets; 0.10% of the Government Income Fund's average daily net assets; 0.10% of the Florida Fund's average daily net assets, AND 0.12% of the Municipal Bond Fund's average daily assets.


 SUB-ADMINISTRATORS

         AmSouth serves as a Sub-Administrator to the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain of the Administrator's duties, for which

 AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to ten one-hundredths of one percent (0.10%) of each Fund's average daily net assets.

         BISYS Fund Services also serves as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS is entitled to compensation as mutually agreed from time to time by it and the Administrator.

 DISTRIBUTOR

         BISYS Fund Services acts as the Trust's principal underwriter and distributor (the "Distributor") pursuant to a Distribution Agreement under which shares are sold on a continuous basis.

         Classic Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services by BISYS, and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of the Classic Shares of each Fund.

         Under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), Class B Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to one percent (1.00%) of the average daily net assets of Class B Shares of each Fund which includes Shareholder Servicing fee of 0.25% of the average daily net assets of the Class B Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor may apply the B Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's B Shares; (ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's B Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's B Shares.

         All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class B Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class B Shares. Under the Distribution Plan, a Participating Organization may include AmSouth or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

         The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

         The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Trust will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Trust to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

 EXPENSES

         AmSouth and the Administrator each bear all expenses in connection with the performance of their services as Advisor and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for an Income Fund. No Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Fund; such costs will be borne by the Distributor.

         As a general matter, expenses are allocated to the Premier Shares, Classic Shares, and Class B Shares of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Classic Shares and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the Trust's Servicing Plan which relates only to the Classic Shares and the Distribution Plan which relates only to the Class B Shares.


 BANKING LAWS

         AmSouth believes that it possesses the legal authority to perform the investment advisory services for the Funds contemplated by its investment advisory agreement with the Trust and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Trust. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which AmSouth could continue to perform such services for the Trust. See "MANAGEMENT OF The Trust
 - Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.


                               GENERAL INFORMATION

 DESCRIPTION OF THE TRUST AND ITS SHARES


         The Trust was organized as a Massachusetts business trust on October 1, 1987. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into eighteen series of shares, one for each of the following Funds: the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund, the AmSouth Bond Fund, the AmSouth Municipal Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund , the AmSouth Florida Tax-Free Fund, the AmSouth Institutional Prime Obligations Fund, and the AmSouth Institutional U.S. Treasury Fund. Each Fund, except the AmSouth Florida Tax-Free Fund and the AmSouth Select Equity Fund, is a diversified fund under the Investment Company Act of 1940, as amended. Each Fund, except for the U.S. Treasury Fund, the Tax Exempt Fund, the Institutional Prime Obligations Fund, and the Institutional U.S. Treasury Fund, has authorized three classes of
 Shares: Premier Shares, Classic Shares, and Class B Shares. However, Class B Shares are not currently offered in the AmSouth Limited Maturity Fund, the Government Income Fund, the Florida Fund, and the Municipal

 Bond Fund. The U.S. Treasury Fund and the Tax Exempt Fund have authorized two classes of Shares: Premier Shares and Classic Shares. The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund have authorized three classes of Shares: Class I Shares, Class II Shares, and Class III Shares. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

         Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual series or class, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, (iii) when matters pertain to the Servicing Plan, and (iv) when matters pertain to the Distribution Plan.


         Overall responsibility for the management of the Trust is vested in the Board of Trustees. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS - Trustees of the Trust." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Trust and Massachusetts law. See "ADDITIONAL INFORMATION Miscellaneous" in the Statement of Additional Information for further information.


         As of September 17, 1998, AmSouth was the beneficial owner of approximately 89% of the outstanding Premier Shares of the Bond Fund, 89% of the outstanding Premier Shares of the Limited Maturity Fund, 99% of the outstanding Premier Shares of the Florida Fund, and 51% of the outstanding Premier Shares of the Municipal Bond Fund, and may be deemed to be a "controlling person" of the Premier Shares of each Fund within the meaning of the Investment Company Act of 1940.


 CUSTODIAN

         AmSouth serves as custodian for the Trust ("Custodian"). Pursuant to the Custodian Agreement with the Trust, the Custodian receives compensation from each Fund for such services in an amount equal to an asset-based fee.

 TRANSFER AGENT AND FUND ACCOUNTANT


         BISYS Fund Services Ohio, Inc. serves as transfer agent for the Trust. BISYS Fund Services, Inc. serves as fund accountant for the Trust.


 PERFORMANCE INFORMATION

 MUNICIPAL BOND FUND

         The Municipal Bond Fund commenced operations on July 1, 1997 subsequent to the transfer of assets by the Tax-Exempt Portfolio, a common trust fund, to the Municipal Bond

 Fund in exchange for shares of the Municipal Bond Fund. The Fund's portfolio of investments on July 1, 1997 was the same as the portfolio of the Tax-Exempt Portfolio immediately prior to the transfer.

         The Tax-Exempt Portfolio is not a registered investment company as it is exempt from registration under the 1940 Act. Since, in a practical sense, the Tax-Exempt Portfolio constitutes a "predecessor" of the Fund, the Municipal Bond Fund calculates the performance for each Class of the Fund for periods commencing prior to the transfer of the Tax-Exempt Portfolio assets to the Fund by including the common trust fund's total return adjusted to reflect the deduction of fees and expenses applicable to the Classic Shares of the Municipal Bond Fund as stated in the Fee Table in this Prospectus (i.e., adjusted to reflect anticipated expenses, net of management and administrative fee waivers). These fees and expenses include the applicable sales charge.

         The Municipal Bond Fund from time to time may advertise certain investment performance figures, as discussed below. These figures are based on historical earnings, but past performance data is not necessarily indicative of future performance of the Fund.

          COMPARATIVE PERFORMANCE INFORMATION REGARDING THE TAX-EXEMPT
                      PORTFOLIO AND THE MUNICIPAL BOND FUND

                          AVERAGE ANNUAL TOTAL RETURN*

                               AS OF JUNE 30, 1997


 Fund                     1 year      3 years     5 years     10 years
 ----                     ------      -------     -------     --------

 Tax-Exempt Portfolio      0.99%       3.54%       3.59%        5.24%

 *Figures were calculated pursuant to a methodology established by the SEC. The maximum sales load is 4.00% for the Municipal Bond Fund.

         The above-quoted performance data includes the performance of the Tax-Exempt Portfolio for the period before the Municipal Bond Fund commenced operations adjusted to reflect the deduction of fees and expenses applicable to the Classic Shares of the Municipal Bond Fund (i.e., adjusted to reflect anticipated expenses, net of management and administrative fee waivers). The Tax-Exempt Portfolio was not registered under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the Act and the Code. If the Tax-Exempt Portfolio had been registered under the 1940 Act, its performance may have been adversely affected. The investment objective, restrictions and guidelines of the Municipal Bond Fund are substantially similar to the Tax-Exempt Portfolio and both were managed by the same personnel.

 GENERAL

         From time to time performance information for the Classic Shares and Class B Shares of an Income Fund showing its total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. Total return will be calculated for the past year, five years (if applicable) and the period since the establishment of a Fund. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming the investor paid the maximum sales load on the investment and assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its total return and/or yield excluding the effect of the sales charge.

         The Tax-Free Funds may also present its "tax equivalent yield" which reflects the amount of income subject to federal income taxation that a taxpayer in a stated tax bracket would have to earn in order to obtain the same after-tax income as that derived from the yield of the Funds. The tax equivalent yield will be significantly higher than the yield of the Tax-Free Funds.

         Yield, effective yield, tax-equivalent yield, and total return will be calculated separately for each Class of Shares. Because Classic Shares are subject to lower Shareholder Services fees than Class B Shares, the yield and total return for Classic Shares will be higher than that of the Class B Shares for the same period. Because Premier Shares are not subject to the Distribution and Shareholder Services fees, the yield and total return for Premier Shares will be higher than that of the Classic and Class B Shares for the same period.

         Investors may also judge the performance of each Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today, and local newspapers. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the Prospectus.

         Information about each Fund's performance is based on the Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return are functions of the type and quality of instruments held in Fund, operating expenses and market conditions. Any fees charged by a Financial Institution with respect to accounts investing in Shares of an Income Fund will not be included in performance calculations.

 MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

         As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Fund upon the issuance or sale of Shares in that Group, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

         Inquiries regarding the Trust may be directed in writing to the AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733 or by calling toll free (800) 451-8382.

AMSOUTH MUTUAL FUNDS
INVESTMENT ADVISOR
AmSouth Bank
1901 Sixth Avenue North
Birmingham, AL 35203


DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219


ADMINISTRATOR
ASO Services Company
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC  20005-3333


TRANSFER AGENT
BISYS Fund Services OHIO, Inc.
3435 Stelzer Road
Columbus, OH 43219



AUDITORS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH  43215

TABLE OF CONTENTS
                                                                           Page
                                                                           ----


The Trust................................................................
Financial Highlights ....................................................
Investment Objective and Policies   .....................................
Investment Techniques  ..................................................
Investment Restrictions .................................................
Valuation of Shares .....................................................
How to Purchase and Redeem Shares   .....................................
Dividends and Taxes .....................................................
Management of the AmSouth Mutual Funds...................................
General Information  ....................................................


         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              AMSOUTH MUTUAL FUNDS







                                  AmSouth Bank

                               Investment Advisor




                                  INCOME FUNDS


                                NOT FDIC INSURED


                        BISYS FUND SERVICES, DISTRIBUTOR











                   This Prospectus is dated December 1, 1998.

CROSS REFERENCE SHEET

Part A

Form N-1A Item No.                                          Prospectus Caption


                       PROSPECTUS FOR AMSOUTH EQUITY FUND,
              AMSOUTH REGIONAL EQUITY FUND, AMSOUTH BALANCED FUND,
                          AMSOUTH CAPITAL GROWTH FUND,
                         AMSOUTH SMALL CAP FUND, AMSOUTH
                 EQUITY INCOME FUND, AMSOUTH SELECT EQUITY FUND,
                        AND AMSOUTH ENHANCED MARKET FUND


                        CLASSIC SHARES AND CLASS B SHARES

1.  Cover Page....................................................      Cover Page

2.  Synopsis......................................................      Fee Table

3.  Condensed Financial Information...............................      Financial Highlights; General
                                                                        Information - Performance Information

4.  General Description of Registrant.............................      The Trust; Investment Objective and
                                                                        Policies; Investment Restrictions;
                                                                        General Information - Description of
                                                                        the Trust and Its Shares


5.  Management of the Fund........................................      Management of AmSouth Mutual
                                                                        Funds;  General Information - Custodian
                                                                        and Transfer Agent


6.  Capital Stock and Other Securities............................      The Trust; How to Purchase and
                                                                        Redeem Shares; Dividends and Taxes;
                                                                        General Information - Description of
                                                                        the Trust and Its Shares; General
                                                                        Information - Miscellaneous

7.  Purchase of Securities Being Offered..........................      Valuation of Shares; How to Purchase
                                                                        and Redeem Shares

8.  Redemption or Repurchase......................................      How to Purchase and Redeem Shares

9.  Legal Proceedings.............................................      Inapplicable

                              AMSOUTH MUTUAL FUNDS
                           CAPITAL APPRECIATION FUNDS

                        CLASSIC SHARES AND CLASS B SHARES


3435 Stelzer Road                                  For current yield, purchase,
Columbus, Ohio  43219                              and redemption information,
                                                   call (800) 451-8382


         The Capital Appreciation Funds (the "Capital Appreciation Funds") are eight of eighteen series of units of beneficial interest ("Shares") each representing interests in one of eighteen separate investment funds (the "Funds") of AmSouth Mutual Funds (the "Trust"), an open-end management investment company. Each Capital Appreciation Fund has its own investment objective and the net asset value per share of each Capital Appreciation Fund will fluctuate as the value of such Capital Appreciation Fund's investment portfolio changes in response to changing market conditions and other factors. Each Capital Appreciation Fund offers Premier Shares, Classic Shares and Class B Shares.


         AMSOUTH EQUITY FUND (the "Equity Fund") seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The production of income is an incidental objective. The Advisor will seek opportunities for the Equity Fund in securities that are believed to represent investment value.

         AMSOUTH REGIONAL EQUITY FUND (the "Regional Equity Fund") seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, of companies headquartered in the Southern Region of the United States. The Southern Region of the United States includes Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Virginia. The production of income is an incidental objective. The Advisor will seek opportunities for the Regional Equity Fund in securities that are believed to represent investment value.

         AMSOUTH BALANCED FUND (the "Balanced Fund") seeks to obtain long-term capital growth and produce a reasonable amount of current income through a moderately aggressive investment strategy. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds. The Advisor will seek opportunities for the Balanced Fund in securities that are believed to represent investment value.

         AMSOUTH CAPITAL GROWTH FUND (the "Capital Growth Fund") seeks long-term capital appreciation and growth of income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund seeks to achieve growth of income over the long term.


         AMSOUTH SMALL CAP FUND (the "Small Cap Fund") seeks capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock. Any current income generated from these securities is incidental to the investment objective of the Fund. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with market capitalizations that are equivalent to the capitalization of the companies in the Russell 2000(R) Growth Index at the time of purchase. As of the date of this Prospectus, such smaller companies will have a market capitalization between $50 million and $2 billion at the time of purchase.


         AMSOUTH EQUITY INCOME FUND (the "Equity Income Fund") seeks above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing equity securities including common stock, preferred stock, and securities convertible into common stocks such as convertible bonds and convertible preferred stock. The portion of the Fund's total assets invested in common stock, preferred stock, and convertible securities will vary according to the Fund's assessment of market and economic conditions and outlook.


         AMSOUTH SELECT EQUITY FUND (the "Select Equity Fund") seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund is non-diversified concentrating on companies which possess a dominant market share and typically have a history of stable earnings growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock with market capitalizations that are greater than $2 billion at the time of purchase.


         AMSOUTH ENHANCED MARKET FUND (the "Enhanced Market Fund") seeks long-term growth of capital by investing primarily in a diversified portfolio of common stock and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. Under normal market conditions the Fund will invest at least 80% of its total assets in equity securities listed in the Standard & Poor's 500 Index ("S&P 500"). The Fund invests primarily in S&P 500 securities that are determined, through the use of a quantitative investment approach emphasizing technical factors, to be undervalued compared to others in the market sector.

         AmSouth Bank, Birmingham, Alabama ("AmSouth") acts as the investment advisor to each Capital Appreciation Fund ("Advisor"). Rockhaven Asset Management, LLC ("Rockhaven" or "Sub-Advisor") acts as the investment sub-advisor to the Equity Income Fund. Peachtree Asset Management ("Peachtree" or "Sub-Advisor") acts as the investment sub-advisor to the Capital Growth Fund. Sawgrass Asset Management, LLC ("Sawgrass" or "Sub-Advisor") acts as the investment sub-advisor to the Small Cap Fund. OakBrook Investments, LLC ("OakBrook" or "Sub-Advisor") acts as the investment sub-advisor to the Enhanced Market Fund and the Select Equity Fund. BISYS Fund Services Limited Partnership ("BISYS Fund Services"), Columbus, Ohio, acts as the Capital Appreciation Funds' distributor ("Distributor").

         Each Capital Appreciation Fund has been divided into three classes of
Shares: Premier Shares, Classic Shares and Class B Shares. This Prospectus relates only to the Classic Shares and Class B Shares of the Capital Appreciation Funds, which are offered to the general public. Premier Shares of the Capital Appreciation Funds are offered through a separate prospectus. Interested persons who wish to obtain a copy of the prospectuses of the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, and the AmSouth Tax Exempt Fund (the "Money Market Funds"); the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Municipal Bond Fund, and the AmSouth Florida Tax-Free Fund (the "Income Funds"); the Institutional Prime Obligations Funds and the Institutional U.S. Treasury Fund (the "Institutional Money Market Funds"); and the Premier Shares of the Capital Appreciation Funds, the Money Market Funds and the Income Funds may contact the Distributor at the telephone number shown above. Additional information about the Capital Appreciation Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


         This Prospectus sets forth concisely the information about the Classic Shares and Class B Shares of the Capital Appreciation Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

               THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS
             OF, OR ENDORSED OR GUARANTEED BY AMSOUTH OR ANY OF ITS
         AFFILIATES. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE
           FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
           BOARD OR BY ANY OTHER AGENCY. AN INVESTMENT IN THE TRUST'S SHARES INVOLVES INVESTMENT RISKS, INCLUDING LOSS OF PRINCIPAL.

                             ----------------------

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR

            ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR
            ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
              OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.

                             ----------------------


                The date of this Prospectus is December 1, 1998.

                                    FEE TABLE

                                                Equity              Regional Equity
                                                 Fund                   Fund                  Balanced Fund
                                                 ----                   ----                  -------------
                                                      Class B                 Class B                    Class B
                                           Classic    Shares      Classic     Shares       Classic       Shares
                                           -------    ------      -------     ------       -------       ------
Shareholder Transaction Expenses(1)

Maximum Sales Load Imposed on                4.50%        0%       4.50%         0%        4.50%            0%
Purchases (as a percentage of offering
price)

Maximum Sales Load Imposed on                   0%        0%          0%         0%           0%            0%
Reinvested Dividends (as a percentage of
offering price)

Deferred Sales Load (as a percentage            0%     5.00%          0%      5.00%           0%         5.00%
of original purchase price or redemption
proceeds, as applicable)

Redemption Fees (as a percentage                0%        0%          0%         0%           0%            0%
of amount redeemed, if applicable)(2)

Exchange Fee                                   $0        $0          $0         $0           $0            $0

Annual Fund Operating Expenses
  (as a percentage of net assets)
         Management Fees                     0.80%     0.80%       0.80%      0.80%        0.80%         0.80%
         12b-1 Fees                          0.00%     1.00%       0.00%      1.00%        0.00%         1.00%

     Shareholder Servicing Fees              0.25%     0.00%       0.25%      0.00%        0.25%         0.00%
         Other Expenses (after voluntary     0.29%     0.29%       0.32%      0.32%        0.30%         0.30%
         fee reduction)(5)                   ----      ----        ----       ----         ----          ----

     Total Fund Operating Expenses(6)        1.34%     2.09%       1.37%      2.12%        1.35%         2.10%
     (after voluntary fee reduction)         ====      ====        ====       ====         ====          ====




                                                Capital Growth               Small Cap            Equity Income
                                                     Fund                      Fund                    Fund
                                                     ----                      ----                    ----
                                                           Class B                   Class B                 Class B
                                              Classic      Shares       Classic      Shares      Classic     Shares
                                              -------      ------       -------      ------      -------     ------
Shareholder Transaction Expenses(1)

Maximum Sales Load Imposed on                 4.50%           0%        4.50%           0%         4.50%         0%
Purchases (as a percentage of offering
price)

Maximum Sales Load Imposed on                    0%           0%           0%           0%            0%         0%
Reinvested Dividends (as a percentage of
offering price)

Deferred Sales Load (as a percentage             0%        5.00%           0%        5.00%            0%      5.00%
of original purchase price or redemption
proceeds, as applicable)

Redemption Fees (as a percentage                 0%           0%           0%           0%            0%         0%
of amount redeemed, if applicable)(2)

Exchange Fee                                    $0           $0           $0           $0            $0         $0

Annual Fund Operating Expenses
  (as a percentage of net assets)
         Management Fees                      0.80%        0.80%        1.20%        1.20%         0.80%      0.80%

         12b-1 Fees                           0.00%        1.00%        0.00%        1.00%         0.00%      1.00%

     Shareholder Servicing Fees               0.25%        0.00%        0.25%        0.00%         0.25%      0.00%
         Other Expenses (after voluntary fee  0.19%        0.19%        0.30%        0.30%         0.39%      0.39%
         reduction)(5)                        ----         ----         ----         ----          ----       ----

     Total Fund Operating Expenses(6)         1.24%        1.99%        1.75%        2.50%         1.44%      2.19%
     (after voluntary fee reduction)          ====         ====         ====         ====          ====       ====

                                    FEE TABLE


                                                     Select Equity                         Enhanced Market
                                                         Fund                                   Fund
                                                         ----                                   ----
                                               Classic     Class B Shares              Classic    Class B Shares
                                               -------     --------------              -------    --------------
Shareholder Transaction Expenses(1)

Maximum Sales Load Imposed on                    4.50%             0%                    4.50%            0%
Purchases (as a percentage of offering
price)

Maximum Sales Load Imposed on                       0%             0%                       0%            0%
Reinvested Dividends (as a percentage of
offering price)

Deferred Sales Load (as a percentage                0%          5.00%                       0%         5.00%
of original purchase price or redemption
proceeds, as applicable)

Redemption Fees (as a percentage                    0%             0%                       0%            0%
of amount redeemed, if applicable)(2)

Exchange Fee                                    $   0          $   0                    $   0         $   0

Annual Fund Operating Expenses
  (as a percentage of net assets)

Management Fees                                  0.80%          0.80%                    0.45%         0.45%

 12b-1 Fees                                      0.00%          1.00%                    0.00%         1.00%

Shareholder Servicing  Fees                      0.25%          0.00%                    0.25%         0.00%
(after voluntary fee reduction)

 Other Expenses(3)                               0.50%          0.50%                    0.25%         0.25%
                                                 ----           ----                     ----          ----
 Total Fund Operating  Expenses(4)               1.55%          2.30%                    0.95%         1.70%
 (after voluntary fee reduction)                 ====           ====                     ====          ====



         1 Financial Institutions may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in the Funds. (See "HOW TO PURCHASE AND REDEEM SHARES Purchases of Shares.")

         2 A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES - Redemption by Telephone.")


         3 Absent the voluntary reduction of administration fees, Other Expenses would be 0.39% for the Capital Growth Fund and 0.50% for the Small Cap Fund. The administration fee of 0.20% is being waived for the Select Equity Fund and the Enhanced Market Fund until the respective Fund reaches $10 million in assets. Other Expenses for the Small Cap Fund, the Select Equity Fund and the Enhanced Market Fund are based on estimates for the current fiscal year.

         4 In the absence of any voluntary reduction of administration fees, Total Fund Operating Expenses for the Classic Shares would be 1.44% for the Capital Growth Fund, and 1.95% for the Small Cap Fund. In the absence of any voluntary reduction of administration fees, Total Fund Operating Expenses for the Class B Shares would be 2.19% for Capital Growth Fund and 2.70% for the Small Cap Fund.

Example:

         You would pay the following expenses on a $1,000 investment in Classic Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                          1 Year            3 Years           5 Years           10 Years
                                          ------            -------           -------           --------
Equity Fund                                 $58               $86               $115              $199
Regional Equity Fund                        $58               $86               $117              $202
Balanced Fund                               $58               $86               $116              $200
Capital Growth Fund                         $57               $83                N/A               N/A
Small Cap Fund                              $62               $98                N/A               N/A
Equity Income Fund                          $59               $89                N/A               N/A
Select Equity Fund                          $58               $84                N/A               N/A
Enhanced Market Fund                        $54               $74                N/A               N/A


--------------------

         You would pay the following expenses on a $1,000 investment in Class B Shares, assuming (1) deduction of the applicable Contingent Deferred Sales Charge; and (2) 5% annual return.

                                        1 Year        3 Years        5 Years       10 Years
                                        ------        -------        -------       --------
Equity Fund
   Assuming a complete
   redemption at end of period            $71           $ 95           $132         $223
   Assuming no redemption                 $21           $ 65           $112         $223

Regional Equity Fund
   Assuming a complete
   redemption at end of period            $72           $ 96           $134         $226
   Assuming no redemption                 $22           $ 66           $114         $226

Balanced Fund
   Assuming a complete
   redemption at end of period            $71           $ 96           $133         $224
   Assuming no redemption                 $21           $ 66           $113         $224


Capital Growth Fund
   Assuming a complete
   redemption at end of period            $70           $ 92            N/A          N/A
   Assuming no redemption                 $20           $ 62            N/A          N/A

Small Cap Fund
   Assuming a complete
   redemption at end of period            $75           $108            N/A          N/A
   Assuming no redemption                 $25           $ 78            N/A          N/A

Equity Income Fund
   Assuming a complete
   redemption at end of period            $72           $99              N/A         N/A
   Assuming no redemption                 $22           $69              N/A         N/A

 Select Equity Fund
   Assuming a complete
   redemption at end of period            $73          $102              N/A         N/A
   Assuming no redemption                 $23           $72              N/A         N/A

Enhanced Market Fund
   Assuming a complete
   redemption at end of period            $67           $84              N/A         N/A
   Assuming no redemption                 $17           $54              N/A         N/A



         The purpose of the tables above is to assist a potential investor in understanding the various costs and expenses that an investor in the Classic Shares or Class B Shares of each Capital Appreciation Fund will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         Long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by NASD Rules.


         The information set forth in the foregoing tables and examples relates only to Classic Shares and Class B Shares. The Trust also offers Premier Shares of each Capital Appreciation Fund which are subject to the same expenses except that there are no sales charges nor distribution or shareholder servicing expenses charged to Premier Shares. (See "HOW TO PURCHASE AND REDEEM SHARES -- Distributor.")

                              FINANCIAL HIGHLIGHTS


        The tables below set forth certain financial information concerning the investment results for each of the Funds (with the exception of the Select Equity Fund and the Enhanced Market Fund) for the period from commencement of operations to July 31, 1998. The information from the commencement of operations to July 31, 1998 is a part of the financial statements audited by PricewaterhouseCoopers LLP, independent accountants for the Trust, whose report on the Trust's financial statements for the year ended July 31, 1998 appears in the Statement of Additional Information. Further financial data is incorporated by reference into the Statement of Additional Information.



                                                                                           Equity Fund
                                                                ------------------------------------------------------------------
                                                                                        Year Ended July 31,
                                                                ------------------------------------------------------------------
                                                                           1998
                                                                           ----
                                                                Classic (a)     B Shares (f)             1997              1996
                                                                -----------     ------------             ----              ----
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 23.35          $23.15             $  17.62          $  16.75
                                                                  -------          ------             --------          --------
INVESTMENT ACTIVITIES
  Net investment income                                              0.21            0.09                 0.30              0.33
  Net realized and unrealized gains (losses)
     from investments                                                2.54            2.68                 6.77              1.48
                                                                     ----            ----                 ----              ----
     Total from Investment Activities                                2.75            2.77                 7.07              1.81
                                                                     ----            ----                 ----              ----
DISTRIBUTIONS
  Net investment income                                             (0.25)          (0.12)               (0.30)            (0.33)
  Net realized gains from investment transactions                   (1.25)          (1.25)               (1.04)            (0.61)
                                                                    -----           -----                -----             -----
     Total Distributions                                            (1.50)          (1.37)               (1.34)            (0.94)
                                                                    -----           -----                -----             -----

NET ASSET VALUE, END OF PERIOD                                    $ 24.60          $24.55             $  23.35          $  17.62
                                                                  =======          ======             ========          ========
Total Return (excludes sales charge)                                12.34%          12.49%(c)            42.35%            11.09%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                               $73,165          $7,929             $974,985          $374,622
  Ratio of expenses to average net assets                            1.19%           2.11%(b)             1.06%             1.02%
  Ratio of net investment income to average net assets               0.89%           0.26%(b)             1.52%             1.86%
  Ratio of expenses to average net assets*                           1.19%           2.11%(b)             1.10%             1.11%
  Ratio of net investment income to average net assets*              0.89%           0.26%(b)             1.48%             1.77%
Portfolio turnover (d)                                              16.95%          16.95%               24.47%            19.11%



                                                                                           Equity Fund
                                                                ------------------------------------------------------------------
                                                                                       Year Ended July 31,
                                                                ------------------------------------------------------------------
                                                                    1995              1994              1993              1992
                                                                    ----              ----              ----              ----
NET ASSET VALUE, BEGINNING OF PERIOD                             $  14.82          $  14.38          $  13.40          $  12.57
                                                                 --------          --------          --------          --------
INVESTMENT ACTIVITIES
  Net investment income                                              0.33              0.28              0.28              0.32
  Net realized and unrealized gains (losses)
     from investments                                                2.39              0.83              1.48              1.20
                                                                     ----              ----              ----              ----
     Total from Investment Activities                                2.72              1.11              1.76              1.52
                                                                     ----              ----              ----              ----

DISTRIBUTIONS
  Net investment income                                             (0.32)            (0.28)            (0.29)            (0.33)
  Net realized gains from investment transactions                   (0.47)            (0.39)            (0.49)            (0.36)
                                                                    -----             -----             -----             -----
     Total Distributions                                            (0.79)            (0.67)            (0.78)            (0.69)
                                                                    -----             -----             -----             -----

NET ASSET VALUE, END OF PERIOD                                   $  16.75          $  14.82          $  14.38          $  13.40
                                                                 ========          ========          ========          ========
Total Return (excludes sales charge)                                19.27%             7.90%            13.81%            12.94%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                              $275,757          $205,611          $153,074          $107,934
  Ratio of expenses to average net assets                            1.03%             0.94%             0.95%             1.01%
  Ratio of net investment income to average net assets               2.17%             1.93%             2.08%             2.50%
  Ratio of expenses to average net assets*                           1.11%             1.11%             1.13%             1.15%
  Ratio of net investment income to average net assets*              2.09%             1.76%             1.90%             2.36%
Portfolio turnover (d)                                              19.46%            11.37%            15.12%           113.12%










                                                                                         Equity Fund
                                                                        -------------------------------------------
                                                                          Year Ended July 31,     December 1, 1988
                                                                        -----------------------            to
                                                                                                        July 31,
                                                                         1991             1990          1989 (e)
                                                                         ----             ----          --------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 11.99          $ 12.18          $10.00
                                                                       -------          -------          ------
INVESTMENT ACTIVITIES
  Net investment income                                                   0.36             0.37            0.22
  Net realized and unrealized gains (losses)
     from investments                                                     0.61            (0.17)           2.16
                                                                          ----            -----            ----
     Total from Investment Activities                                     0.97             0.20            2.38
                                                                          ----             ----            ----
DISTRIBUTIONS
  Net investment income                                                  (0.37)           (0.35)          (0.20)
  Net realized gains from investment transactions                        (0.02)           (0.04)             --
                                                                         -----            -----           -----
     Total Distributions                                                 (0.39)           (0.39)          (0.20)
                                                                         -----            -----           -----

NET ASSET VALUE, END OF PERIOD                                         $ 12.57          $ 11.99          $12.18
                                                                       =======          =======          ======
Total Return (excludes sales charge)                                      8.46%            1.66%          24.06%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                                    $32,406          $14,383          $5,476
  Ratio of expenses to average net assets                                 1.15%            1.11%           1.16%(b)
  Ratio of net investment income to average net assets                    3.16%            3.16%           2.91%(b)
  Ratio of expenses to average net assets*                                1.26%            1.41%           2.34%(b)
  Ratio of net investment income to average net assets*                   3.04%            2.86%           1.73%(b)
Portfolio turnover (d)                                                   15.78%           14.89%           4.03%



-------


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

(b)  Annualized.

(c)  Not annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Period from commencement of operations.

(f) For the period from September 3, 1997 (commencement of operations) to July 31, 1998.

                                                                                      Regional Equity Fund
                                                                ---------------------------------------------------------------
                                                                                       Year Ended July 31,
                                                                ---------------------------------------------------------------
                                                                           1998
                                                                           ----
                                                                Classic (a)     B Shares (f)             1997              1996
                                                                -----------     ------------             ----              ----
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 28.23          $28.49            $   20.95          $ 18.94
                                                                  -------          ------            ---------          -------

INVESTMENT ACTIVITIES
  Net investment income (loss)                                       0.05           (0.05)                0.24             0.26
  Net realized and unrealized gains
    (losses) from investments                                       (0.08)          (0.42)                7.77             2.20
                                                                    -----           -----                 ----             ----

     Total from Investment Activities                               (0.03)          (0.47)                8.01             2.46
                                                                    -----           -----                 ----             ----

DISTRIBUTIONS
  Net investment income                                             (0.07)          (0.03)               (0.24)           (0.26)
  In excess of net investment income                                (0.01)             --                   --               --
  Net realized gains from investment transactions                   (0.94)          (0.94)               (0.49)           (0.19)
  In excess of net realized gains                                      --              --                   --               --
                                                                  -------          ------            ---------          -------
     Total Distributions                                            (1.02)          (0.97)               (0.73)           (0.45)
                                                                  -------          ------            ---------          -------
NET ASSET VALUE, END OF PERIOD                                    $ 27.18          $27.05             $  28.23          $ 20.95
                                                                  =======          ======             ========          =======

Total Return (excludes sales charge)                                (0.31)%         (1.86)%(c)           39.02%           13.10%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                               $42,700          $1,998             $149,838          $93,584
  Ratio of expenses to average net assets                            1.30%           2.14%(b)             1.06%            1.05%
  Ratio of net investment income to average net assets               0.14%          (0.65)%(b)            0.99%            1.30%
  Ratio of expenses to average net assets*                           1.32%           2.15%(b)             1.10%            1.13%
  Ratio of net investment income to average net assets*              0.13%           0.66%(b)             0.95%            1.22%
Portfolio turnover (d)                                               8.17%           8.17%               10.30%            8.22%












                                                                                      Regional Equity Fund
                                                                ----------------------------------------------------------------
                                                                                       Year Ended July 31,
                                                                ----------------------------------------------------------------
                                                                     1995             1994             1993             1992
                                                                     ----             ----             ----             ----
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 16.68          $ 16.74          $ 14.86          $ 13.44
                                                                   -------          -------          -------          -------

INVESTMENT ACTIVITIES
  Net investment income (loss)                                        0.23             0.23             0.19             0.23
  Net realized and unrealized gains
    (losses) from investments                                         2.26             0.58             2.09             2.34
                                                                      ----             ----             ----             ----

     Total from Investment Activities                                 2.49             0.81             2.28             2.57
                                                                      ----             ----             ----             ----

DISTRIBUTIONS
  Net investment income                                              (0.23)           (0.23)           (0.20)           (0.23)
  In excess of net investment income                                    --               --               --               --
  Net realized gains from investment transactions                       --            (0.41)           (0.20)           (0.92)
  In excess of net realized gains                                       --            (0.23)              --               --
                                                                   -------          -------          -------          -------
     Total Distributions                                             (0.23)           (0.87)           (0.40)           (1.15)
                                                                   -------          -------          -------          -------
NET ASSET VALUE, END OF PERIOD                                     $ 18.94          $ 16.68          $ 16.74          $ 14.86
                                                                   =======          =======          =======          =======

Total Return (excludes sales charge)                                 15.10%            4.87%           15.53%           20.66%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                                $68,501          $54,744          $41,347          $15,707
  Ratio of expenses to average net assets                             1.07%            0.79%            0.80%            0.91%
  Ratio of net investment income to average net assets                1.35%            1.36%            1.17%            1.61%
  Ratio of expenses to average net assets*                            1.15%            1.24%            1.28%            1.36%
  Ratio of net investment income to average net assets*               1.27%            0.90%            0.69%            1.16%
Portfolio turnover (d)                                               14.25%            5.83%           10.22%           24.99%










                                                                                      Regional Equity Fund
                                                                         --------------------------------------------
                                                                                                     December 1, 1988
                                                                              Year Ended July 31,             to
                                                                         --------------------------        July 31,
                                                                           1991            1990            1989 (e)
                                                                           ----            ----            --------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 12.45          $11.64          $10.00
                                                                         -------          ------          ------

INVESTMENT ACTIVITIES
  Net investment income (loss)                                              0.26            0.23            0.14
  Net realized and unrealized gains
    (losses) from investments                                               1.20            0.84            1.64
                                                                            ----            ----            ----

     Total from Investment Activities                                       1.46            1.07            1.78
                                                                            ----            ----            ----

DISTRIBUTIONS
  Net investment income                                                    (0.26)          (0.22)          (0.14)
  In excess of net investment income                                          --              --              --
  Net realized gains from investment transactions                          (0.21)          (0.04)             --
  In excess of net realized gains                                             --              --              --
                                                                         -------          ------          ------
     Total Distributions                                                   (0.47)          (0.26)          (0.14)
                                                                         -------          ------          ------
NET ASSET VALUE, END OF PERIOD                                            $13.44          $12.45          $11.64
                                                                          ======          ======          ======

Total Return (excludes sales charge)                                       12.52%           9.41%          17.79%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                                       $7,853          $3,161          $2,523
  Ratio of expenses to average net assets                                   0.79%           1.22%           1.41%(b)
  Ratio of net investment income to average net assets                      2.21%           1.92%           1.98%(b)
  Ratio of expenses to average net assets*                                  1.58%           2.32%           2.65%(b)
  Ratio of net investment income to average net assets*                     1.42%           0.82%           0.74%(b)
Portfolio turnover (d)                                                     14.41%          14.00%           1.13%

-------


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

(b)  Annualized.

(c)  Not annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Period from commencement of operations.

(f) For the period from September 3, 1997 (commencement of operations) to July 31, 1998.

                                                                                             Balanced Fund
                                                             ---------------------------------------------------------------------
                                                                                             Year Ended July 31,
                                                             ---------------------------------------------------------------------
                                                                            1998
                                                                            ----
                                                              Classic (a)          B Shares (f)             1997            1996
                                                              -----------          ------------             ----            ----
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 15.21             $14.99             $  13.03        $  12.76
                                                                  -------             ------             --------        --------

INVESTMENT ACTIVITIES
  Net investment income                                              0.38               0.28                 0.48            0.47
  Net realized and unrealized gains from investments                 0.98               1.15                 2.78            0.58
                                                                  -------             ------             --------        --------
        Total from Investment Activities                             1.36               1.43                 3.26            1.05
                                                                  -------             ------             --------        --------
DISTRIBUTIONS
  Net investment income                                             (0.41)             (0.29)               (0.50)          (0.47)
  Net realized gains from investment transactions                   (0.97)             (0.97)               (0.58)          (0.31)

        Total Distributions                                         (1.38)             (1.26)               (1.08)          (0.78)
                                                                  -------             ------             --------        --------

NET ASSET VALUE, END OF PERIOD                                    $ 15.19             $15.16             $  15.21        $  13.03
                                                                  =======             ======             ========        ========

Total Return (excludes sales charge)                                 9.54%             10.07%(c)            26.42%           8.37%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                               $46,814             $5,309             $372,769        $338,425
  Ratio of expenses to average net assets                            1.24%              2.12%(b)             1.05%           0.98%
  Ratio of net investment income to average net assets               2.77%              1.83%(b)             3.49%           3.61%
  Ratio of expenses to average net assets*                           1.24%              2.12%(b)             1.10%           1.11%
  Ratio of net investment income to average net assets*              2.76%              1.82%(b)             3.44%           3.48%
Portfolio turnover (d)                                              25.40%             25.40%               25.00%          20.47%



                                                                            Balanced Fund
                                                          ----------------------------------------------------     December 19,
                                                                             Year Ended July 31,                     1991, to
                                                            -------------------------------------------------         July 31,
                                                                1995              1994                 1993           1992 (e)
                                                                ----              ----                 ----           --------
NET ASSET VALUE, BEGINNING OF PERIOD                        $   11.81           $ 11.86             $  11.12          $  10.00
                                                            ---------           -------             --------          --------

INVESTMENT ACTIVITIES
  Net investment income                                          0.47              0.42                 0.44              0.27
  Net realized and unrealized gains from investments             1.24              0.18                 0.80              1.09
                                                            ---------           -------             --------          --------
        Total from Investment Activities                         1.71              0.60                 1.24              1.36
                                                            ---------           -------             --------          --------
DISTRIBUTIONS
  Net investment income                                         (0.46)            (0.42)               (0.45)            (0.24)
  Net realized gains from investment transactions               (0.30)            (0.23)               (0.05)               --

        Total Distributions                                     (0.76)            (0.65)               (0.50)            (0.24)
                                                            ---------           -------             --------          --------

NET ASSET VALUE, END OF PERIOD                               $  12.76          $  11.81             $  11.86          $  11.12
                                                             ========          ========             ========          ========

Total Return (excludes sales charge)                            15.27%             5.13%               11.47%            13.71%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                          $295,509          $236,306             $179,134          $143,813
  Ratio of expenses to average net assets                        0.94%             0.84%                0.84%             0.83%(b)
  Ratio of net investment income to average net assets           3.91%             3.56%                3.90%             4.45%(b)
  Ratio of expenses to average net assets*                       1.12%             1.11%                1.12%             1.17%(b)
  Ratio of net investment income to average net assets*          3.73%             3.28%                3.62%             4.10%(b)
Portfolio turnover (d)                                          16.97%            14.43%               11.09%            23.18%



------


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

(b)  Annualized.

(c)  Not annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Period from commencement of operations.

(f) For the period from September 2, 1997 (commencement of operations) to July 31, 1998.

                                                                                   Equity Income Fund
                                                                 ---------------------------------------------------
                                                                           Year Ended                March 20, 1997
                                                                         July 31, 1998                     to
                                                                 Classic (a)     B Shares (f)      July 31, 1997 (e)
                                                                 -----------     ------------      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 11.72          $11.60             $ 10.00
                                                                  -------          ------             -------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                       0.24            0.15                0.07
  Net realized and unrealized gains from investments                 0.59            0.68                1.71
                                                                     ----            ----                ----
        Total from Investment Activities                             0.83            0.83                1.78
                                                                     ----            ----                ----
DISTRIBUTIONS
  Net investment income                                             (0.25)          (0.16)              (0.06)
  Net realized gains from investment transactions                   (0.41)          (0.41)                 --
                                                                    -----           -----               -----
        Total Distributions                                         (0.66)          (0.57)              (0.06)
                                                                    -----           -----               -----
NET ASSET VALUE, END OF PERIOD                                    $ 11.89          $11.86             $ 11.72
                                                                  =======          ======             =======
Total Return (excludes sales charge)                                 7.29%           7.26%(c)           17.81%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                               $26,686          $7,733             $22,273
  Ratio of expenses to average net assets                            1.42%           2.19%(b)            1.30%(b)
  Ratio of net investment income to average net assets               2.03%           1.29%(b)            2.13%(b)
  Ratio of expenses to average net assets*                           1.57%           2.35%(b)            1.51%(b)
  Ratio of net investment income to average net assets*              1.88%           1.12%(b)            1.92%(b)
Portfolio turnover (d)                                              83.26%          83.26%              27.38%

-------



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

(b)  Annualized.

(c)  Not annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Period from commencement of operations.

(f) For the period from September 3, 1997 (commencement of operations) to July 31, 1998.

                                                                     Capital Growth Fund
                                                                ------------------------------
                                                                      August 1, 1997 to
                                                                      July 31, 1998 (e)
                                                                      -----------------
                                                                Classic (a)       B Shares (f)
                                                                -----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.00             $9.82
                                                                  ------             -----
INVESTMENT ACTIVITIES
  Net investment income (loss)                                     (0.03)             (0.06)
  Net realized and unrealized gains from investments                1.65               1.78
                                                                    ----               ----
     Total from Investment Activities                               1.62               1.72
                                                                    ----               ----

DISTRIBUTIONS
  Net investment income                                               --                 --
  Net realized gains from investment transactions                     --                 --

     Total Distributions                                              --                 --

NET ASSET VALUE, END OF PERIOD                                    $11.62             $11.54
                                                                  ======             ======
Total Return (excludes sales charge)                               16.20%(c)          17.52%(c)
                                                                   =====              =====
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)                               $9,720             $3,477
  Ratio of expenses to average net assets                           1.40%(b)           2.05%(b)
  Ratio of net investment income to average net assets             (0.42)%(b)         (1.10)%(b)
  Ratio of expenses to average net assets*                          2.37%(b)           3.11%(b)
  Ratio of net investment income to average net assets*            (1.39)%(b)         (2.16)%(b)
Portfolio turnover (d)                                             77.26%             77.26%



---------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, financial highlights prior to September 2, 1997 are being reflected as Classic Shares.

(b)  Annualized.

(c)  Not annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Period from commencement of operations.

(f) For the period from September 3, 1997 (commencement of operations) to July 31, 1998.

                                                                    Small Cap Fund
                                                                ---------------------------
                                                                      March 3, 1998 to
                                                                      July 31, 1998 (d)
                                                                ---------------------------
                                                                Classic(e)         B Shares
                                                                ----------         --------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 9.97             $10.00
                                                                  ------             ------

INVESTMENT ACTIVITIES
  Net investment income (loss)                                     (0.03)             (0.04)
  Net realized and unrealized gains from investments               (0.80)             (0.85)
                                                                  ------             ------
     Total from Investment Activities                              (0.83)             (0.89)
                                                                  ------             ------
DISTRIBUTIONS
  Net investment income                                               --                 --
  Net realized gains from investment transactions                     --                 --
                                                                  ------             ------
     Total Distributions                                              --                 --
                                                                  ------             ------

Net Asset Value, End of Period                                    $ 9.14             $ 9.11
                                                                  ======             ======

Total Return (excludes sales charge)                               (8.31)%(b)         (8.90)%(b)

Ratios/Supplemental Data:
  Net Assets at end of period (000)                               $1,372              $ 871
  Ratio of expenses to average net assets                           1.78%(a)           2.54%(a)
  Ratio of net investment income to average net assets             (0.92)%(a)         (1.69)%(a)
  Ratio of expenses to average net assets*                          4.23%(a)           4.98%(a)
  Ratio of net investment income to average net assets*            (3.37)%(a)         (4.13)%(a)
Portfolio turnover (c)                                             70.64%             70.64%


---------------------


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Annualized.

(b)  Not annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Period from commencement of operations.

(e) For the period from March 3, 1998 (commencement of operations) to July 31, 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of a Capital Appreciation Fund may not be changed without a majority of the outstanding shares of that Fund (as defined in "GENERAL INFORMATION Miscellaneous"). There can be no assurance that the investment objectives of any of the Capital Appreciation Funds will be achieved.

         The equity securities in which the Capital Appreciation Funds may invest may be subject to wider fluctuations in value than some other forms of investment. Depending upon the performance of a Capital Appreciation Fund's investments, the net asset value per Share of such Fund may decrease instead of increase.

         Each Capital Appreciation Fund may provide current income. The Balanced Fund and the Equity Income Fund are expected to produce a higher level of current income than the other Capital Appreciation Funds.

         Most companies in which the Capital Appreciation Funds will invest will be listed on national securities exchanges. Stocks held by the Small Cap Fund will frequently be traded over the counter.

         THE EQUITY FUND

         The investment objective of the Equity Fund is to seek capital growth by investing primarily in a diversified portfolio of common stock and securities convertible into common stock, such as convertible bonds and convertible preferred stock. The production of current income is an incidental objective of the Equity Fund.

         The Equity Fund will normally invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, believed by the Advisor to be undervalued. Under normal market conditions, the Equity Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Equity Fund may increase its holdings in short-term obligations to over 20% of its total assets and may also hold uninvested cash pending investment. The Fund may also write covered call options. See "Options."

         With respect to the Equity Fund, the Advisor will use a variety of economic projections, technical analysis, and earnings projections in formulating individual stock purchase and sale decisions. The Advisor will select investments that it believes have basic investment value which will eventually be recognized by other investors, thus increasing their value to the Fund. In the selection of the investments for the Fund, the Advisor may therefore be making investment decisions which could be contrary to the present expectations of other professional investors. These decisions may involve greater risks compared to other mutual funds, of either (a) more accurate assessment by other investors, in which case losses may be incurred by the Fund, or (b) long delay in investor recognition of the accuracy of the investment decisions of the Fund, in which case invested capital of the Fund in an individual security or group of securities may not appreciate for an extended period.

         THE REGIONAL EQUITY FUND

         The investment objective of the Regional Equity Fund is to seek capital growth by investing primarily in a diversified portfolio of common stock and securities convertible into common stock, such as convertible bonds and convertible preferred stock. The production of current income is an incidental objective of the Regional Equity Fund.

         The Regional Equity Fund will normally invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks believed by the Advisor to be undervalued of companies headquartered in the Southern Region of the United States which includes Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Virginia. Under normal market conditions, the Regional Equity Fund may also invest up to 35% of the value of its total assets in common stocks and securities convertible into common stock of companies headquartered outside the Southern Region, preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Regional Equity Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Regional Equity Fund may also write covered call options. See "Options."

         With respect to the Regional Equity Fund, the Advisor will use a variety of economic projections, technical analysis, and earnings projections in formulating individual stock purchase and sale decisions. The Advisor will select investments that it believes have basic investment value which will eventually be recognized by other investors, thus increasing their value to the Fund. In the selection of the investments for the Regional Equity Fund, the Advisor may therefore be making investment decisions which could be contrary to the present expectations of other professional investors. These decisions may involve greater risks compared to other mutual funds, of either (a) more accurate assessment by other investors, in which case losses may be incurred by the Fund, or (b) long delay in investor recognition of the accuracy of the investment decisions of the Fund, in which case invested capital of the Fund in an individual security or group of securities may not appreciate for an extended period.

         There can be no assurance that the economy of the Southern Region or the companies headquartered in the Southern Region will grow in the future or that a company headquartered in the Southern Region whose assets, revenues or employees are located substantially outside of the Southern Region will share in any economic growth of the Southern Region. Additionally, any localized negative economic factors or possible physical disasters in the Southern Region area could have a much greater impact on the Regional Equity Fund's assets than on similar funds whose investments are geographically more diverse.

         THE BALANCED FUND

         The investment objective of the Balanced Fund is to seek to obtain long-term capital growth and produce a reasonable amount of current income through a moderately aggressive investment strategy. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.


         The Balanced Fund will normally invest in equity securities consisting of common stocks but may also invest in other equity-type securities such as warrants, preferred stocks and convertible debt instruments. The Fund's equity investments will be in companies with a favorable outlook and believed by the Advisor to be undervalued. The Balanced Fund's debt securities will consist of securities such as bonds, notes, debentures and money market instruments. The average dollar-weighted portfolio maturity of debt securities held by the Balanced Fund will vary according to market conditions and interest rate cycles and will range between 1 year and 30 years under normal market conditions. The Balanced Fund's debt securities will consist of high grade securities, which are those securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") at the time of purchase, or if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. (For a further description of these bond ratings, see the Appendix to the Trust's Statement of Additional Information.) In the event that the rating of any debt securities held by the Balanced Fund falls below the third highest by an NRSRO the Fund will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of the Advisor, such investment is considered appropriate under the circumstances. The Balanced Fund may also write covered call options. See "Options."


         It is a fundamental policy of the Balanced Fund that it will invest at least 25% of its total assets in fixed-income securities. For this purpose, fixed-income securities include debt securities, preferred stock and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities.

         The portion of the Balanced Fund's assets invested in equity and debt securities will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Although the Balanced Fund seeks to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon additional factors such as timing and mix and the ability of the Advisor to judge and react to changing market conditions.

         With respect to the Balanced Fund, the Advisor will use a variety of economic projections, technical analysis, and earnings projections in formulating individual stock purchase and sale decisions. The Advisor will select investments that it believes have basic investment value which will eventually be recognized by other investors, thus increasing their value to the Fund. In the selection of the investments for the Balanced Fund, the Advisor may therefore be making investment decisions which could be contrary to the present expectations of other professional investors. These decisions may involve greater risks compared to other mutual funds, of either (a) more accurate assessment by other investors, in which case losses may be incurred by the Fund, or (b) long delay in investor recognition of the accuracy of the investment decisions of the Fund, in which case invested capital of the Fund in an individual security or group of securities may not appreciate for an extended period.

         THE CAPITAL GROWTH FUND

         The investment objective of the Capital Growth Fund is to seek long-term capital appreciation and growth of income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund seeks to achieve growth of income over the long term.

         The Capital Growth Fund will normally invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, believed by the Sub-Advisor to have attractive potential for growth. Under normal market conditions, the Capital Growth Fund may also invest up to 35% of the value of their total assets in preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Capital Growth Fund may increase its holdings in short-term obligations to over 35% of their total assets and may also hold uninvested cash pending investment. The Capital Growth Fund may also write covered call options. See "Options."

         In managing the Capital Growth Fund, the Sub-Advisor will seek securities with potential to produce above-average earnings growth. Issuers include companies with a history of above-average growth or companies that are expected to enter periods of above-average growth or are positioned in emerging growth industries. Should the expected growth potential of such companies fail to be realized, a loss may be incurred.

         THE SMALL CAP FUND

         The investment objective of the Small Cap Fund is to seek capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. Any current income generated from these securities is incidental to the investment objective of the Fund.


         Under normal market conditions, the Small Cap Fund will invest at least 80% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with market capitalizations that are equivalent to the capitalization of the companies in the Russell 2000(R) Growth Index at the time of purchase. As of the date of this Prospectus, such smaller companies will have a market capitalization between $50 million and $2 billion at the time of purchase. Under normal market conditions, the Small Cap Fund may invest up to 20% of the value of its total assets in common stocks and securities convertible into common stocks of companies with a market capitalization of greater than $2 billion determined at the time the security is purchased, preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Small Cap Fund may increase its holdings in short-term obligations to over 20% of its total assets and may also hold uninvested cash pending investment. The Small Cap Fund may also write covered call options. See "Options."


         While small capital company securities may offer a greater capital appreciation potential than investments in mid- or large-cap company securities, they may also present greater risks. Small capital company securities tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid-to large-cap company securities and, as a result, they may experience more abrupt and erratic price movements. Any current income produced by a security is not a primary factor in the selection of investments.

         In managing the Small Cap Fund, the Sub-Advisor seeks smaller companies with above-average growth potential. Factors the Sub-Advisor typically considers in selecting securities include positive changes in earnings estimates for future growth, higher than market average profitability, a strategic position in a specialized market and fundamental value.

         THE EQUITY INCOME FUND

         The investment objective of the Equity Income Fund is to seek above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks, and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stock.

         The Equity Income Fund will normally invest at least 65% of the value of its total assets in income-producing equity securities such as common stocks, preferred stocks, and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. The portion of the Fund's total assets invested in common stocks, preferred stocks, and convertible securities will vary according to the Sub-Advisor's assessment of market and economic conditions and outlook. Under normal market conditions, the Equity Income Fund may also invest up to 35% of the value of its total assets in corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Equity Income Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Equity Income Fund may also write covered call options. See "Options."

         The Equity Income Fund's stock selection emphasizes those common stocks in each sector that have good value, attractive yield, and dividend growth potential. The Fund will utilize convertible securities because such securities typically offer higher yields and good potential for capital appreciation.

         The Sub-Advisor will seek to invest in equity securities which are believed to represent investment value. Factors which the Sub-Advisor may consider in selecting equity securities include industry and company fundamentals, historical price relationships, and/or underlying asset value.


         THE SELECT EQUITY FUND

         The investment objective of the Select Equity Fund is to seek long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund is non-diversified.

         Under normal market conditions, the Select Equity Fund will normally invest at least 65% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with market capitalizations that are greater than $2 billion at the time of purchase. Under normal market conditions, the Select Equity Fund may invest up to 35% of the value of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations less than $2 billion, preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Select Equity Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. Stock futures and option contracts, stock index futures and index option contracts may be used to hedge cash and maintain exposure to the U.S. equity market. See "Options" and "Futures."

         The Select Equity Fund seeks to obtain its investment objective by investing primarily in companies that possess a dominant market share and have a barrier, such as a patent or well-known brand name, that shields its market share and profits from competitors. These companies typically have long records of stable earnings growth. The Sub-Advisor continuously monitors a universe of companies that possess a dominant market share to look for opportunities to purchase such stocks at reasonable prices.

         In managing the investment portfolio for the Select Equity Fund, the Sub-Advisor may focus on a relatively limited number of stocks (i.e., generally 25 or less). The Sub-Advisor believes that this investment strategy has the potential for higher total returns than an investment strategy calling for investment in a larger number of securities. However, the use of this focused investment strategy may increase the volatility of the Fund's investment performance. If the securities in which the Fund invests perform poorly, this Fund could incur greater losses than it would have had it been invested in a greater number of securities.

         THE ENHANCED MARKET FUND


         The investment objective of the Enhanced Market Fund is to seek to produce long-term growth of capital by investing primarily in a diversified portfolio of common stock and securities convertible into common stocks such as convertible bonds and convertible preferred stock.

         Under normal market conditions, the Enhanced Market Fund will invest at least 80% of its total assets in equity securities drawn from the S&P 500 Index. Under normal market conditions, the Enhanced Market Fund may invest up to 20% of the value of its total assets in equity securities not held in the S&P 500, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Enhanced Market Fund may increase its holdings in short-term obligations to over 20% of its total assets and may also hold uninvested cash pending investment. Stock futures and option contracts, stock index futures and index option contracts may be used to hedge cash and maintain exposure to the U.S. equity market. See "Options" and "Futures."

         The Fund seeks to obtain its investment objective by investing primarily in a broadly diversified portfolio of S&P 500 stocks that are determined, through the use of a quantitative investment approach emphasizing technical factors, to be undervalued compared to others in their market sector. The Fund seeks to maintain risk characteristics similar to that of the S&P 500.

         The Sub-Advisor's stock selection process utilizes computer-aided quantitative analysis. The Sub-Advisor's computer models use many types of data, but emphasize technical data such as price and volume information. Applying these models to stocks within the S&P 500, the Sub-Advisor hopes to generate more capital growth than that of the S&P 500. The Sub-Advisor's emphasis on technical analyses can result in significant shifts in portfolio holdings at different times. However, stringent risk controls at the style, industry and individual stock levels help ensure the Fund maintains risk characteristics similar to those of the S&P 500.

FOREIGN INVESTMENTS

         Each of the Capital Appreciation Funds may invest in foreign securities through the purchase of American Depository Receipts or the purchase of securities on the Toronto Stock Exchange, but will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by such Fund would exceed 25% (20% for the Balanced Fund) of the value of the total assets of such Fund. Each of the Capital Appreciation Funds may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in Canadian Commercial Paper and Europaper. Investment in foreign securities is subject to special risks, such as future adverse political and economic developments, possible seizure, currency blockage, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and the risk that custodian and brokerage costs may be higher.

CONVERTIBLE SECURITIES

         Each of the Capital Appreciation Funds may invest in convertible securities. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Each Capital Appreciation Fund other than the Balanced Fund may invest in convertible securities rated "BBB" or higher by an NRSRO at the time of investment, or if unrated, of comparable quality. The Equity Income Fund may invest in convertible securities rated "BB" or lower by an NRSRO at the time of investment, or if unrated, of comparable quality. The Balanced Fund may invest in convertible securities rated "A" or higher by an NRSRO or, if unrated, of comparable quality. If a convertible security falls below these minimum ratings after a Fund has purchased it, a Fund is not required to drop the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

         Securities which are rated "BB" or lower by Standard & Poor's or "Ba" or lower by Moody's either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. A description of the rating categories is contained in the Appendix to the Statement of Additional Information. There is no lower limit with respect to rating categories for convertible securities in which the Equity Income Fund may invest.

         Corporate debt obligations that are not determined to be investment-grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment-grade securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions or the issuer's credit quality. Because investments in lower rated securities involve greater investment risk, achievement of the Equity Income Fund's investment objective may be more dependent on the Sub-Advisor's credit analysis than would be the case if the Fund were investing in higher rated securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in high yield prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Fund's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. In addition, lower rated securities may be more difficult to dispose of or to value than high-rated, lower-yielding securities. The Sub-Advisor attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

         Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

         The Capital Appreciation Funds will exchange or convert the convertible securities held in portfolio into shares of the underlying common stock in instances in which, in the opinion of the Advisor or Sub-Advisor, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objectives. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor or Sub-Advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor or Sub-Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

WHEN-ISSUED SECURITIES

         Each of the Capital Appreciation Funds may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield, and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Capital Appreciation Funds will generally not pay for such securities or start earning interest on them until they are received. When a Capital Appreciation Fund agrees to purchase securities on a "when-issued" basis, the Trust's custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each of the Capital Appreciation Funds expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and that a commitment to purchase "when-issued" securities will not exceed 60 days. In the event its commitment to purchase "when-issued" securities ever exceeded 25% of the value of its total assets, a Capital Appreciation Fund's liquidity and the Advisor's or Sub-Advisor's ability to manage it might be adversely affected. The Capital Appreciation Funds do not intend to purchase "when-issued" securities for speculative purposes, but only for the purpose of acquiring portfolio securities.

OPTIONS

         Each of the Capital Appreciation Funds may engage in writing call options from time to time as the Advisor or Sub-Advisor deems to be appropriate. Options are written solely as covered call options (options on securities owned by the Fund). Such options must be issued by the Options Clearing Corporation and may or may not be listed on a national securities exchange. In order to close out an option position, a Capital Appreciation Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written on any particular securities. When the portfolio security is sold, the Capital Appreciation Fund effects a closing purchase transaction so as to close out any existing call option on that security. If the Capital Appreciation Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Capital Appreciation Fund delivers the underlying security upon exercise. When writing a covered call option, a Capital Appreciation Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.


         The Balanced Fund, the Enhanced Market Fund and the Select Equity Fund may purchase put options from time to time as the Advisor or Sub-Advisor deems to be appropriate. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired by the Funds to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The Funds will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). Each Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Advisor's or Sub-Advisor's opinion, present minimal credit risks.

FUTURES CONTRACTS


         To the extent consistent with its investment objective, the Select Equity Fund and the Enhanced Market Fund may also invest in futures contracts and options on futures contracts to commit funds awaiting investment, to maintain cash liquidity or for other hedging purposes. The value of a Fund's contracts may equal or exceed 100% of the Fund's total assets, although a Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.


         Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.


         The Select Equity Fund and the Enhanced Market Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, a Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.


         The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market movements; and (v) a purchaser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors. Successful use of futures is subject to the ability correctly to predict movements in the direction of the market. For example, if a Fund uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities that it has hedged because the Fund will have approximately equal offsetting losses in its future positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.





REPURCHASE AGREEMENTS

         Securities held by the Capital Appreciation Funds may be subject to repurchase agreements. If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, the Capital Appreciation Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Capital Appreciation Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Capital Appreciation Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Capital Appreciation Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

         Each of the Capital Appreciation Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Capital Appreciation Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Capital Appreciation Fund may decline below the price at which the Fund is obligated to repurchase the securities.

REAL ESTATE INVESTMENT TRUSTS


         The Capital Growth Fund, the Small Cap Fund, the Equity Income Fund, and the Enhanced Market Fund may invest in real estate investment trusts. Real estate investment trusts are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate may also be affected by tax and regulatory requirements, such as those relating to the environment.


OTHER INVESTMENT PRACTICES


         Each Capital Appreciation Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund including Shares of the AmSouth Prime Obligations Fund , the AmSouth U.S. Treasury Fund (the "AmSouth Money Market Funds"), the AmSouth Institutional Prime Obligations Fund, and the AmSouth Institutional U.S. Treasury Fund (the "AmSouth Institutional Money Market Funds"), provided that no more than 10% of a Capital Appreciation Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by the Capital Appreciation Funds in the AmSouth Money Market Funds or the AmSouth Institutional Money Market Funds, the Advisor and the Administrator will reduce that portion of their usual service fees from each Capital Appreciation Fund by an amount equal to their service fees from the AmSouth Money Market Funds or the AmSouth Institutional Money Market Funds that are attributable to those Capital Appreciation Fund investments. The Advisor and the Administrator will promptly forward such fees to the Capital Appreciation Funds. Each Capital Appreciation Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions regarding the Capital Appreciation Funds' investments in the securities of unaffiliated money market funds, the AmSouth Money Market Funds, and the AmSouth Institutional Money Market Funds are contained in the Statement of Additional Information.


         In order to generate additional income, each Capital Appreciation Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which are not affiliated directly or indirectly with the Trust. While the lending of securities may subject a Capital Appreciation Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Capital Appreciation Fund will receive 100% collateral in the form of cash or other liquid securities. This collateral will be valued daily by the Advisor or Sub-Advisor and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Capital Appreciation Fund. During the time portfolio securities are on loan, the borrower pays the Capital Appreciation Fund any dividends or interest paid on such securities. Loans are subject to termination by the Capital

Appreciation Funds or the borrower at any time. While the Capital Appreciation Funds do not have the right to vote securities on loan, the Capital Appreciation Funds intend to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Capital Appreciation Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor or Sub-Advisor has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

         Each Capital Appreciation Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Capital Appreciation Fund in order to take advantage of what the Advisor or Sub-Advisor believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of a Capital Appreciation Fund and its transaction costs.

         Each Capital Appreciation Fund will not invest more than 15% of its net assets in time deposits with maturities in excess of seven days which are subject to penalties upon early withdrawal.

         The portfolio turnover of each Capital Appreciation Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to the Fund's shareholders.


         Portfolio turnover for the Small Cap Fund and the Enhanced Market Fund is estimated not to exceed 200% in the coming year. Portfolio turnover for the Select Equity Fund is estimated not to exceed 50% in the coming year.



                             INVESTMENT RESTRICTIONS

         Each of the Capital Appreciation Funds is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (see "GENERAL INFORMATION - Miscellaneous" in this Prospectus).

         The Capital Appreciation Funds may not:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Capital Appreciation Fund's total assets would be invested in such issuer, or such Capital Appreciation Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of each Capital Appreciation Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This investment restriction does not apply to the Select Equity Fund.


         2. Purchase any securities which would cause 25% or more of the value of such Capital Appreciation Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.


         3. Borrow money or issue senior securities, except that each Capital Appreciation Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing (33 1/3 with respect to the Select Equity
Fund); or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Capital Appreciation Fund's total assets at the time of its borrowing (33 1/3 with respect to the Select Equity
Fund). A Capital Appreciation Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.


         4. Make loans, except that each Capital Appreciation Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

DIVERSIFICATION


         The Select Equity Fund is a non-diversified fund under the Investment Company Act of 1940. This means it may concentrate its investments in the securities of a limited number of issuers. Under the Internal Revenue Code of 1986, as amended, at the end of each fiscal quarter the Fund must nevertheless diversify its portfolio such that, with respect to 50% of its total assets, not more than 25% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), and with respect to the remainder of its total assets, no more than 5% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

                               VALUATION OF SHARES

         The net asset value of each Capital Appreciation Fund is determined and its Shares are priced as of 4:00 p.m., Eastern Time (the "Valuation Time") on each Business Day of such Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Capital Appreciation Fund, less the liabilities charged to that Class, by the number of the outstanding Shares of that Class. The net asset value per Share of each Capital Appreciation Fund will fluctuate as the value of its investment portfolio changes.

         The securities in each Capital Appreciation Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the Trust believes accurately reflects fair value. For further information about valuation of investments in the Capital Appreciation Funds, see the Statement of Additional Information.


                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares in each of the Capital Appreciation Funds are sold on a continuous basis by the Trust's distributor, BISYS Fund Services (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Trust at (800) 451-8382.


         Each Capital Appreciation Fund has been divided into three classes of
Shares: Premier Shares, Classic Shares and Class B Shares. The three classes of a particular Fund represent interests in the same investments and are identical in all respects except that (i) Classic Shares bear the expense of the fee under the Trust's Shareholder Servicing Plan (the "Servicing Plan"), which will cause the Classic Shares to have a higher expense ratio and to pay lower dividends than those of the Premier Shares, (ii) Class B Shares bear the expense of the fee under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), which will cause the Class B Shares to have a higher expense ratio and to pay a lower dividend than those of the Classic Shares or Premier Shares, (iii) Classic Shares have certain exclusive voting rights with respect to the Servicing Plan and Class B Shares have certain exclusive voting rights with respect to the Distribution Plan, and (iv) Classic Shares are subject to a front-end sales charge and Class B Shares are subject to a contingent deferred sales charge.


PURCHASES OF CLASSIC SHARES AND CLASS B SHARES

         Shares of the Capital Appreciation Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth or financial institutions that provide certain administrative support services for their customers or account holders (collectively, "Financial Institutions"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by a Financial Institution and its Customer are invested by the Distributor in Shares of the Capital Appreciation Funds. These procedures may also include transactions whereby AmSouth as agent purchases Shares of the Capital Appreciation Funds in amounts that correspond to the market value of securities sold to the Capital Appreciation Funds by AmSouth as agent.

         Shares of the Trust sold to Financial Institutions acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Financial Institutions. With respect to Shares so sold, it is the responsibility of the particular Financial Institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Financial Institutions and reflected in the account statements provided by the Financial Institutions to Customers.

         Depending upon the terms of a particular Customer account, the Financial Institutions may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in the Capital Appreciation Funds. Information concerning these services and any charges can be obtained from the Financial Institutions. This Prospectus should be read in conjunction with any such information received from the Financial Institutions.

         Investors may also purchase Classic Shares and Class B Shares of a Capital Appreciation Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Trust, in care of AmSouth Mutual Funds, P.O. Box 182733, Columbus, Ohio 43218-2733. Subsequent purchases of Classic Shares or Class B Shares of a Capital Appreciation Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to the above address.

         If an Account Registration Form has been previously received by the Distributor, investors may also purchase Classic Shares and Class B Shares either by telephone or by wiring funds to the Trust's custodian. Telephone orders may be placed by calling the Trust at (800) 451-8382. Payment for Shares ordered by telephone may be made by check and must be received by the Trust's custodian within three days of the telephone order. If payment is not received within three days or a check timely received does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred. In the case of purchases of Shares effected by wiring funds to the Trust's custodian, investors must call the Trust at (800) 451-8382 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

         Investors may also purchase Classic Shares and Class B Shares by arranging systematic monthly, bi-monthly or quarterly investments into the Funds with the Trust's Automatic Investment Plan ("AIP"). The minimum investment amounts are $50 per transfer and the maximum amount with respect to any transfer is $100,000. After investors give the Trust proper authorization, their bank accounts, which must be with banks that are members of the Automated Clearing House, will be debited accordingly to purchase Shares. Investors will receive a confirmation from the Trust for every transaction, and a withdrawal will appear on their bank statements.

         To participate in AIP, investors must complete the appropriate sections of the Account Registration form or call for instructions. This form may be obtained by calling the Trust at (800) 451-8382. The amount investors specify will automatically be invested in Shares at the specified Fund's public offering price per Share next determined after the debit is made.

         To change the frequency or amount invested, written instructions must be received by the Trust at least seven Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Trust at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under "REDEMPTION BY MAIL" below. If there are insufficient funds in the investor's designated bank account to cover the Shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Fund Shares will be purchased).

         Investors should check with their banks to determine whether they are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Funds related to AIP are borne by the Funds and therefore there is no direct charge by the Funds to investors for use of these services.

         Classic Shares and Class B Shares of each Capital Appreciation Fund are purchased at the public offering price per Share, which is the net asset value per Share (see "VALUATION

OF SHARES") next determined after receipt by the Distributor of an order in good form to purchase Shares plus the applicable sales charge at the time of purchase in the case of Classic Shares as described below. Purchases of Shares of a Capital Appreciation Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of such Fund. An order received prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

         In case of orders for the purchase of Shares placed through a broker-dealer, the applicable public offering price will be calculated with reference to the net asset value as so determined, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Distributor prior to its close of business that same day (normally 4:00 p.m. Eastern Time). The broker-dealer is responsible for transmitting such orders by close of business. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer.

         The minimum investment is $1,000 for the initial purchase of Classic Shares and Class B Shares of a Capital Appreciation Fund by an investor. There is no minimum investment for subsequent purchases; however, as described above, the minimum subsequent investment when using AIP is $50 per transfer. The minimum initial investment amount may be waived if purchases are made in connection with Individual Retirement Accounts, Keogh plans or similar plans. For information on IRAs or Keoghs or similar plans, contact AmSouth at 800-451-8382.

         The maximum investment is $250,000 for total purchases of Class B Shares. There is no limit on the amount of Classic Shares that may be purchased.

         The Trust reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign and third party checks.

         Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares of the particular Fund owned by the Shareholder. In the case of Classic Shares and Class B Shares held of record by Financial Institutions but beneficially owned by a Customer, confirmations of purchases, exchanges, and redemptions of Classic Shares or Class B Shares by a Financial Institution will be sent to the Customer by the Financial Institution. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

SALES CHARGE -- CLASSIC SHARES

         The public offering price of a Classic Share of a Capital Appreciation Fund equals its net asset value plus a sales charge. BISYS receives this sales charge as Distributor and may re-allow a portion of it as dealer discounts and brokerage commissions. However, BISYS, at its sole discretion, may pay certain dealers all or part of the portion of the sales charges it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.

                                                  Sales Charge as                                   Dealer
                                                  a Percentage of       Sales Charge as            Allowance
                                                    Net Amount          a Percentage of         as a Percentage
Amount of Purchase                                    Invested          Offering Price          of Offering Price
------------------                                    --------          --------------          -----------------
Less than $50,000...............................        4.71%                 4.50%                   4.05%
$50,000 but less than $100,000..................        4.17%                 4.00%                   3.60%
$100,000 but less than $250,000.................        3.09%                 3.00%                   2.70%
$250,000 but less than $500,000.................        2.04%                 2.00%                   1.80%
$500,000 but less than $1,000,000                       1.01%                 1.00%                   0.90%
$1,000,000 or more..............................        -0-*                   -0-*                    -0-*


* Classic Shares are offered at net asset value without an initial sales charge but are subject to a Contingent Deferred Sales Charge equal to 1% of the lesser of the value of the Shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the total cost of such Shares in the event of a Share redemption within twelve months following the purchase of $1 million or more in Classic Shares. The Distributor will provide additional compensation in an amount up to 1.00% of the offering price of Classic Shares of the Funds for sales of $1 million to $5 million and 0.50% for sales over $5 million.

        From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

        The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

SALES CHARGE WAIVERS

        The following classes of investors may purchase Classic Shares of a Capital Appreciation Fund with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

        (1) Existing Shareholders of a Capital Appreciation Fund upon the reinvestment of dividend and capital gain distributions;

        (2) Officers, trustees, directors, employees and retired employees of the Trust, AmSouth Bancorporation and its affiliates, and BISYS Fund Services and its affiliates (and spouses and children of each of the foregoing);

        (3) Employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into a dealer agreement to sell Shares of the Funds;

        (4) Investors who purchase Shares of a Fund through a payroll deduction plan; and

        (5) Investors who purchase Shares of a Capital Appreciation Fund through certain broker-dealers, registered investment advisors and other financial institutions that have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account," asset allocation or a similar program under which such clients pay a fee to such broker-dealer, registered investment advisor or other financial institution.

        From time to time, for special promotional purposes, the Distributor may offer special concessions to enable investors to purchase shares of a Fund offered by the Trust at net asset value without payment of a front-end charge. To qualify for a net asset value purchase, the investor must pay for such purchase with the proceeds from the redemption of shares of a non-affiliated mutual fund on which a front-end sales charge was paid. A qualifying purchase of shares must occur within 30 days of prior redemption and must be evidenced by a confirmation of the redemption transaction. At the time of purchase, the investment representative must notify the Distributor that the purchase qualifies for a purchase at net asset value and provide sufficient information to permit confirmation of qualification. Proceeds from the redemption of shares on which no front-end sales charge was paid do not qualify for a purchase at net asset value.

        The Distributor may also periodically waive the sales charge for all investors with respect to any Capital Appreciation Fund.

LETTER OF INTENT

        By checking the Letter of Intent box on the account application, a shareholder becomes eligible for reduced sales charges applicable to the total amount invested in Classic Shares of a Capital Appreciation Fund over a 13-month period (beginning up to 90 days prior to the date indicated on the account application). BISYS Fund Services, Inc. (the "Transfer Agent") will hold in escrow 5% of the amount indicated for payment of the higher sales charge if a shareholder does not purchase the full amount indicated on the account application. Upon completion of the total minimum investment specified on the account application, the escrow will be released, and an adjustment will be made to reflect any reduced sales charge applicable to shares purchased during the 90-day period prior to submission of the account application. Additionally, if the total purchases within the 13-month period exceed the amount specified, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. All such adjustments will be made at the conclusion of the 13-month period in the form of additional shares credited to the shareholder's account at the then current Public Offering Price applicable to a single purchase of the total amount of the total purchases. If total purchases are less than the amount specified, escrowed shares may be involuntarily redeemed to pay the additional sales charge. Checking a Letter of Intent box does not bind an investor to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.

        For further information about Letters of Intent, interested investors should contact the Trust at (800) 451-8382. This program, however, may be modified or eliminated at any time or from time to time by the Distributor without notice.

CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION

        A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Classic Shares of a Capital Appreciation Fund and one or more of the other Funds of the Trust sold with a sales charge or by combining a current purchase of Classic Shares of a Capital Appreciation Fund with prior purchases of Classic Shares of any Fund of the Trust sold subject to a sales charge. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of shares of any Fund sold with a sales charge plus (ii) the then current net asset value of all Shares held by the Purchaser in any Fund sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

SALES CHARGE -- CLASS B SHARES

        Class B Shares are not subject to a sales charge when they are purchased, but are subject to a sales charge (the "Contingent Deferred Sales Charge") if a Shareholder redeems them prior to the sixth anniversary of purchase. When a Shareholder purchases Class B Shares, the full purchase amount is invested directly in the applicable Fund. Class B Shares of each Fund are subject to an ongoing distribution and shareholder service fee at an annual rate of 1.00% of such Fund's average daily net assets as provided in the Distribution Plan (described below under "The Distributor"). This ongoing fee will cause Class B Shares to have a higher expense ratio and to pay lower dividends than Classic Shares. Class B Shares convert automatically to Classic Shares after eight years, commencing from the end of the calendar month in which the purchase order was accepted under the circumstances and subject to the qualifications described in this Prospectus.

        Proceeds from the Contingent Deferred Sales Charge and the distribution and shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and Shareholder services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to dealers and agents selling Class B Shares. A dealer commission of 4.00% of the original purchase price of the Class B Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission.

CONTINGENT DEFERRED SALES CHARGE

        If the Shareholder redeems Class B Shares prior to the sixth anniversary of purchase, the Shareholder will pay a Contingent Deferred Sales Charge at the rates set forth below. The Contingent Deferred Sales Charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the Shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on Shares derived from reinvestment of dividends or capital gain distributions.

        The amount of the Contingent Deferred Sales Charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such Shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.


                                       Contingent
                                        Deferred
                                    Sales Charge as a
       Year(s)                        Percentage of
        Since                         Dollar Amount
       Purchase                     Subject to Charge
       --------                     -----------------
         0-1                              5.00%
         1-2                              4.00%
         2-3                              3.00%
         3-4                              3.00%
         4-5                              2.00%
         5-6                              1.00%
         6-7                              None
         7-8                              None

         In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Classic Shares in the Shareholder's Fund account (unless the Shareholder elects to have Class B Shares redeemed first) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the Shareholder for the longest period of time. This method should result in the lowest possible sales charge.

         To provide an example, assume you purchased 100 Shares at $10 per share (a total cost of $1,000) and prior to the second anniversary after purchase, the net asset value per share is $12 and during such time you have acquired 10 additional Shares through dividends paid in Shares. If you then make your first redemption of 50 Shares (proceeds of $600), 10 Shares will not be subject to charge because you received them as dividends. With respect to the remaining 40 Shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a Contingent Deferred Sales Charge at a rate of 4.00% (the applicable rate prior to the second anniversary after purchase).


         The Contingent Deferred Sales Charge is waived on redemption of Shares:
(i) following the death or disability (as defined in the Code) of a Shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; or (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a Shareholder who has attained the age of 70-1/2. A Shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the Shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a "redemption" of Class B Shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party;
(ii) exchanges for Class B Shares of other Funds of the Trust as described under "Exchange Privilege;" or (iii) provided that the Shareholder withdraws no more than 12% of the account value annually using the Automatic Withdrawal Plan feature.


CONVERSION FEATURE

         Class B Shares include all Shares purchased pursuant to the Contingent Deferred Sales Charge which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B Shares will automatically convert to Classic Shares and will be subject to the lower distribution and Shareholder service fees charged to Classic Shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The conversion is not a taxable event to a Shareholder.

         For purposes of conversion to Classic Shares, shares received as dividends and other distributions paid on Class B Shares in a Shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a Shareholder's Fund account (other than those in the sub-account) convert to Classic Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Classic Shares.

         If a Shareholder effects one or more exchanges among Class B Shares of the Funds of the Trust during the eight-year period, the Trust will aggregate the holding periods for the shares of each Fund of the Trust for purposes of calculating that eight-year period. Because the per share net asset value of the Classic Shares may be higher than that of the Class B Shares at the time of conversion, a Shareholder may receive fewer Classic Shares than the number of Class B Shares converted, although the dollar value will be the same.

ADDITIONAL INFORMATION REGARDING BROKER COMPENSATION

         The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Classic Shares and Class B Shares of any of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

EXCHANGE PRIVILEGE


EXCHANGES BETWEEN CLASSES OF A FUND

         Classic Shares of a Fund may not be exchanged for Class B Shares of the same Fund, and may be exchanged for Premier Shares of the same Fund only if the

Shareholder becomes eligible to purchase Premier Shares. Class B Shares may not be exchanged for Classic Shares of the same Fund, and may be exchanged for Premier Shares of the same Fund only if the Shareholder becomes eligible to purchase Premier Shares. A Contingent Deferred Sales Charge will not apply to exchanges of Class B Shares for Premier Shares. An exchange of Classic Shares or Class B Shares for Premier Shares of the same Fund will not be a taxable event for a Shareholder.

EXCHANGES BETWEEN FUNDS


         CLASSIC SHARES

         Classic Shares of each Fund may be exchanged for Classic Shares of the other Funds, subject to a minimum initial investment. Classic Shares may not be exchanged for Class B Shares of the other Funds, and may be exchanged for Premier Shares of the other Funds only if the Shareholder becomes eligible to purchase Premier Shares. Shareholders may exchange their Classic Shares for Classic Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Classic Shares exchanged. Shareholders may exchange their Classic Shares for Classic Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Classic Shares of a Money Market Fund, for which no sales load was paid, for Classic Shares of a variable net asset value Fund ("Variable NAV Fund"). Under such circumstances, the cost of the acquired Classic Shares will be the net asset value per share plus the appropriate sales load. If, during a twelve month period, a Shareholder acquires Classic Shares of a Money Market Fund from an exchange involving Shares of a Variable NAV Fund, then such Shares of the Money Market Fund may be exchanged back for Shares of a Variable NAV Fund without the payment of any additional sales load. Under such circumstances, the Shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular Customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.

         CLASS B SHARES

         Class B Shares of each Fund may be exchanged for Class B Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any Contingent Deferred Sales Charge which might otherwise be due upon redemption of the outstanding Class B Shares. Investors should note that, as of the date of this Prospectus, Class B Shares were not yet being offered in the Government Income Fund, Limited Maturity Fund, Florida Fund and Municipal Bond Fund, thus, no exchanges may be effected for Class B Shares of these Funds. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the eight-year holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Fund from which the exchange was made.

         Class B Shares may not be exchanged for Classic Shares of the other Funds, and may be exchanged for Premier Shares of the other Funds only if the Shareholder becomes eligible to purchase Premier Shares. A Contingent Deferred Sales Charge will not apply to exchanges of Class B Shares for Premier Shares.

ADDITIONAL INFORMATION ABOUT EXCHANGES

         An exchange from one Fund to another Fund is considered to be a taxable event for federal income tax purposes on which a Shareholder may realize a capital gain or loss. If a Shareholder exchanges Capital Appreciation Fund Shares for Shares of another Fund without paying a sales charge on the exchange, the gain or loss on the sale of the Capital Appreciation Fund Shares will be calculated without taking into account the sales charge paid on the original Shares if they were held less than 91 days. The sales charge will instead be added to the basis of the Fund Shares acquired in the exchange. This treatment will increase the gain or reduce the loss that the Shareholder would otherwise recognize on the exchange.

         Before exchanging Shares, a Shareholder must receive a current prospectus describing the Shares to be acquired. An exchange may be made by calling the Trust at (800) 451-8382 or by mailing written instructions to the Transfer Agent. Exchange Privileges may be exercised only in those states where Shares may legally be sold, and may be amended or terminated at any time upon sixty (60) days' prior notice to Shareholders.

         The Exchange Privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Excessive exchange transactions may potentially disrupt the management of the Trust and increase transaction costs. Accordingly, in order to prevent excessive use of the Exchange Privilege, the Trust has established a policy of prohibiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during a calendar year.

AUTO EXCHANGE

         AmSouth Mutual Funds Auto Exchange enables Shareholders to make regular, automatic withdrawals from Classic Shares and Class B Shares of the AmSouth Prime Obligations Fund and use those proceeds to benefit from dollar-cost-averaging by automatically making purchases of shares of the same Class of another AmSouth Mutual Fund. With shareholder authorization, the Trust's transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's Prime Obligations Fund account and will automatically invest that amount in Classic Shares or Class B Shares of the

AmSouth Mutual Fund designated by the Shareholder at the public offering price on the date of such deduction. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their Prime Obligations Fund account and maintain a minimum account balance of $1,000.

         To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Registration Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the AmSouth Mutual Funds, P.O. Box 182733, Columbus, OH 43218-2733. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.

REINSTATEMENT PRIVILEGE

         The Reinstatement Privilege enables investors who have redeemed Classic Shares to repurchase, within 90 days of such redemption, Classic Shares in an amount not to exceed the redemption proceeds received at a purchase price equal to the then-current net asset value determined after a reinstatement request and payment are received by the Transfer Agent. This privilege also enables investors to reinstate their account for the purpose of exercising the Exchange Privilege. To use the Reinstatement Privilege, you must submit a written reinstatement request to the Transfer Agent. The reinstatement request and the payment must be received within 90 days of the trade date of the redemption.

DIRECTED DIVIDEND OPTION

         Shareholders can elect to have dividend distributions (capital gains and dividends) paid by check or reinvested within the Fund or reinvested in other AmSouth Mutual Funds of the same shareholder registration without a sales charge. To participate in the Directed Dividend Option, a shareholder must maintain a minimum balance of $1,000 in each Fund into which he or she plans to reinvest dividends.

         The Directed Dividend Option may be modified or terminated without notice. In addition, the Trust may suspend a shareholder's Directed Dividend Option without notice if the account balance is less than the minimum $1,000. Participation in the Option may be terminated or changed by the shareholder at anytime by writing the Distributor. The Directed Dividend Option is not available to participants in an AmSouth Mutual Funds IRA.

REDEMPTION OF SHARES

         Shareholders may redeem their Classic Shares without charge, and their Class B Shares subject to the applicable Contingent Deferred Sales Charge, on any day that net asset value is calculated (see "VALUATION OF SHARES") Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Financial Institution. For example, if a Customer has agreed with a Financial Institution to maintain a minimum balance in his or her account with the Financial Institution, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Financial Institution may redeem for and on behalf of the Customer, all or part of the Customer's Shares of a Fund of the Trust to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

         A written request for redemption must be received by the Transfer Agent at AmSouth Mutual Funds, 3435 Stelzer Road, Columbus, Ohio 43219, in order to constitute a valid tender for redemption. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a previously designated bank account. There is no charge for having redemption requests mailed to a designated bank account.

REDEMPTION BY TELEPHONE

         A Shareholder may have the payment of redemption requests wired or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following the receipt of a valid request for redemption. Wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The wire redemption charge is currently $7.00, however, such charge may be reduced by the Transfer Agent. There is no charge for having payment of redemption requests mailed or sent via Automated Clearing House to a designated bank account. For telephone redemptions, call the Trust at (800) 451-8382. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized account.

         During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Distributor by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Mail."


AUTOMATIC WITHDRAWAL PLAN

         The Automatic Withdrawal Plan ("AWP") enables Shareholders to make regular redemptions of Classic Shares and Class B Shares of a Fund. With Shareholder authorization, the Transfer Agent will automatically redeem Classic Shares and Class B Shares at the net asset value of the applicable Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the Shareholders. In certain cases, Class B Shareholders may redeem using AWP without paying a contingent deferred sales charge as described in "How to Purchase and Redeem Shares - Contingent Deferred Sales Charge." Shareholders participating in the AWP must maintain a minimum account balance of $10,000 in the Fund from which Classic Shares or Class B Shares are being redeemed. Purchase of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities.


PAYMENTS TO SHAREHOLDERS

         Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of Shares in a Capital Appreciation Fund may be more or less than the amount invested. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from Shareholders for next Business Day payments upon redemption of Shares if the request for redemption is received by the Transfer Agent before the Valuation Time on a Business Day or, if the request for redemption is received after the Valuation Time to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the Shareholders of the particular Capital Appreciation Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

         At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

         Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in any Capital Appreciation Fund has a value of less than $250. Accordingly, an investor purchasing Shares of a Capital Appreciation Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares of a Capital Appreciation Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $250.

         See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the
Statement of Additional Information for examples of when the Trust may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the Investment Company Act of 1940.


                               DIVIDENDS AND TAXES

         The net income of each of the Capital Appreciation Funds will be declared monthly as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. Distributable net realized capital gains are distributed at least annually to Shareholders of record. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares unless the Shareholder elects to receive such dividends or distributions in cash. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a Shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to the Transfer Agent at AmSouth Mutual Funds, 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

         Each of the Capital Appreciation Funds is treated as a separate entity for Federal income tax purposes. Each of the Capital Appreciation Funds intends to qualify as a

"regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If they so qualify, the Capital Appreciation Funds will not have to pay federal income taxes on net income and net capital gain income that they distribute to shareholders. Regulated investment companies are also subject to a federal excise tax if they do not distribute their income on a timely basis. The Capital Appreciation Funds intend to avoid paying federal income and excise taxes by timely distributing substantially all their net income and net capital gain income.

         A distribution to a Shareholder of net investment income (generally a Fund's ordinary income) and the excess, if any, of net short-term capital gain over net long-term loss will be taxable to the Shareholder as ordinary income. The 70% dividends-received deduction for corporations generally will apply to the Fund's distributions to corporations that meet the holding period requirements in the Code to the extent such distributions represent amounts that would qualify for the dividends-received deduction when received by the Fund if the Fund were a regular corporation and are designated by the Fund as qualifying for the dividends-received deduction.


         A distribution designated by a Capital Appreciation Fund as deriving from net gains on securities held for more than one year is taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in such Fund. Such distributions are not eligible for the dividends-received deduction.


         The amount of dividends payable with respect to the Premier Shares will exceed dividends on Classic Shares, and the amount of dividends on Classic Shares will exceed the dividends on Class B Shares, as a result of the Shareholder Services Plan fee applicable to Classic Shares and the Distribution and Shareholder Services Plan fee applicable to Class B Shares.


         Prior to purchasing Shares of a Capital Appreciation Fund, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. A Shareholder should consult his or her own advisor for any special advice.

         Dividends received by a Shareholder that are derived from a Capital Appreciation Fund's investments in U.S. government obligations may not be entitled to the exemptions from state and local income taxes that would be available if the Shareholder had purchased U.S. government obligations directly.


         A Shareholder will generally recognize capital gain or loss on the sale or exchange of shares in a Capital Appreciation Fund. If a Shareholder receives a capital gain dividend with respect to a Share of a Capital Appreciation Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share shall be treated as a long-term capital loss to the extent of the capital gain dividend.

         The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important tax considerations generally affecting the Capital Appreciation Funds and their Shareholders. Potential investors in the Capital Appreciation Funds are urged to consult their tax advisors concerning their own tax situation and concerning the application of state and local taxes which may differ from the federal income tax consequences described above.

         Shareholders will be advised at least annually as to the character for federal income tax purposes of distributions made during the year.

Additional Information regarding federal taxes is contained in the Statement of Additional Information under "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION --Additional Tax Information."


                       MANAGEMENT OF AMSOUTH MUTUAL FUNDS

TRUSTEES OF THE TRUST

         Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently six Trustees, two of whom are "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):




                                   Position(s) Held         Principal Occupation
Name , Address and Age              With the Trust          During the Past 5 Years
----------------------              --------------          -----------------------
George R. Landreth*, 56                Chairman             From December 1992 to present,
BISYS Fund Services                                         employee of BISYS Fund
3435 Stelzer Road                                           Services Limited Partnership;
Columbus, Ohio  43219                                       from July 1991 to December
                                                            1992, employee of PNC
                                                            Financial Corp.; from October
                                                            1984 to July 1991, employee of
                                                            The Central Trust Co., N.A.

                                   Position(s) Held         Principal Occupation
Name , Address and Age              With the Trust          During the Past 5 Years
----------------------              --------------          -----------------------
Dick D. Briggs, Jr., M.D., 64          Trustee              From September 1989 to
459 DER Building                                            present, Emeritus Professor
1808 7th Avenue South                                       and Eminent Scholar Chair,
UAB Medical Center                                          Univ. of Alabama at
Birmingham, Alabama 35294                                   Birmingham; from October 1979
                                                            to present, Physician,
                                                            University of Alabama Health
                                                            Services Foundation; from 1981
                                                            to 1995, Professor and Vice
                                                            Chairman, Dept. of Medicine,
                                                            Univ. of Alabama at Birmingham
                                                            School of Medicine; from 1988
                                                            to 1992, President, CEO and
                                                            Medical Director, Univ. of
                                                            Alabama Health Services
                                                            Foundation

Wendell D. Cleaver, 63                 Trustee              From September 3, 1993 to
209 Lakewood Drive, West                                    present, retired; from
Mobile, Alabama 36608                                       December, 1988 to August,
                                                            1993, Executive Vice
                                                            President, Chief Operating
                                                            Officer and Director, Mobile
                                                            Gas Service Corporation

J. David Huber*, 52                     Trustee             From June 1987 to present,
3435 Stelzer Road                                           employee of BISYS Fund
Columbus, Ohio 43219                                        Services Limited Partnership

Homer H. Turner, Jr., 70                Trustee             From June 1991 to present,
751 Cary Drive                                              retired; until June 1991, Vice
Auburn, Alabama 36830-2505                                  President, Birmingham
                                                            Division, Alabama Power
                                                            Company

                                   Position(s) Held         Principal Occupation
Name , Address and Age              With the Trust          During the Past 5 Years
----------------------              --------------          -----------------------

James H. Woodward, Jr., 58              Trustee             From 1996 to present, Trustee,
The University of North                                     The Sessions Group; from July
  Carolina at Charlotte                                     1989 to present, Chancellor,
Charlotte, North Carolina 28223                             The University of North
                                                            Carolina at Charlotte; from
                                                            April 1997 to present,
                                                            Trustee, BISYS Variable
                                                            Insurance Funds; from August
                                                            1984 to July 1989, Senior Vice
                                                            President, University College,
                                                            University of Alabama at
                                                            Birmingham

--------------------------

         * Indicates an "interested person" of the Trust as defined in the Investment Company Act of 1940.

         The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, or BISYS Fund Services, Inc. receives any compensation from the Trust for acting as a Trustee. The officers of the Trust (see the Statement of Additional Information) receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Huber and Landreth are executive officers and employees of BISYS Fund Services.

INVESTMENT ADVISOR


         AmSouth is the Advisor of each Fund of the Trust. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of July 31, 1998 of $19.9 billion and operated 276 banking offices in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of July 31, 1998, AmSouth and its affiliates had over $8.8 billion in assets under discretionary management and provided custody services for an additional $18.7 billion in securities. AmSouth is the largest provider of trust services in Alabama and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.

         Subject to the general supervision of the Trust's Board of Trustees and in accordance with the respective investment objectives and restrictions of the Capital Appreciation Funds, the Advisor manages the Equity Fund, Regional Equity Fund and Balanced Fund, and therefore makes decisions with respect to and places orders for all purchases and sales of their investment securities, and maintains their records relating to such purchases and sales. Pedro Verdu, CFA, is the portfolio manager for the Equity Fund, Regional Equity Fund and Balanced Fund and, as such, has had primary responsibility for the day-to-day portfolio management of each of these Funds since their inception. Mr. Verdu has twenty-four years of experience as an analyst and portfolio manager; he is currently the Director of Equity Investing at AmSouth.


         Under an investment advisory agreement between the Trust and the Advisor, the fee payable to the Advisor by the Equity Fund, the Regional Equity Fund, the Balanced Fund, the Equity Income Fund, the Capital Growth Fund, and the Select Equity Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of eighty one-hundredths of one percent (0.80%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. The fee payable for the Advisor by the Small Cap Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of one hundred twenty one-hundredths of one percent (1.20%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. The fee payable to the Advisor by the Enhanced Market Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of forty-five one-hundredths of one percent (0.45%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. While the fees are higher than the advisory fee paid by most mutual funds, they are believed to be comparable to advisory fees paid by many funds having similar objectives and policies. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

         During the Trust's fiscal year ended July 31, 1998, the Advisor received investment advisory fees amounting to 0.80% of the Equity Fund's average daily net assets, 0.80% of the Regional Equity Fund's average daily net assets , 0.80% of the Balanced Fund's average daily net assets, 0.80% of the Capital Growth Fund's average daily net assets, and 0.80% of the Equity Income Fund's average daily net assets. For the period from March 2, 1998 to July 31, 1998, the Advisor received investment advisory fees amounting to 1.20% of the Small Cap Fund's average daily net assets.


INVESTMENT SUB-ADVISORS


         Rockhaven Asset Management, LLC

         Rockhaven Asset Management, LLC ("Rockhaven") serves as Sub-Advisor to the Equity Income Fund pursuant to a Sub-Advisory Agreement with the Advisor. Under the Sub-Advisory Agreement, the Sub-Advisor manages the Fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and the Advisor in accordance with the Fund's investment objective, policies, and restrictions.

         Rockhaven is 50% owned by AmSouth and 50% owned by Mr. Christopher H. Wiles. Rockhaven was organized in 1997 to perform advisory services for investment companies and has its principal offices at 100 First Avenue, Suite 1050, Pittsburgh, PA 15222.

         For its services and expenses incurred under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee, payable by the Advisor. The fee is computed daily and paid monthly at the annual rate of forty-eight one-hundredths of one percent (0.48%) of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by the Advisor and Sub-Advisor.

         Mr. Wiles is the portfolio manager for the Equity Income Fund, and, as such, has the primary responsibility for the day-to-day portfolio management of the Fund. Mr. Wiles is the President and Chief Investment Officer of Rockhaven. From August 1, 1991 to January 31, 1997, he was the portfolio manager of the Federated Equity Income Fund.

         The cumulative total return for the Class A Shares of the Federated Equity Income Fund from August 1, 1991 through January 31, 1997 was 139.82%, absent the imposition of a sales charge. The cumulative total return for the same period for the Standard & Poor's Composite Stock Price Index ("S&P 500 Index") was 135.09%. The cumulative total return for the Class B Shares of the Federated Equity Income Fund from September 27, 1994 (date of initial public offering) through January 31, 1997 was 62.64%, absent the imposition of a contingent deferred sales charge. The cumulative total return for the same period for the S&P 500 Index was 79.69%. At January 31, 1997, the Federated Equity Income Fund had approximately $970 million in net assets. As portfolio manager of the Federated Equity Income Fund, Mr. Wiles had full discretionary authority over the selection of investments for that fund. Average annual total returns for the one-year, three-year, and five-year periods ended January 31, 1997 and for the entire period during which Mr. Wiles managed the Class A Shares of the Federated Equity Income Fund and for the one-year and since inception period for the Class B Shares of the Federated Equity Income Fund) compared with the performance of the S&P 500 Index and the Lipper Equity Income Fund Index were:

             PRIOR PERFORMANCE OF CLASS A SHARES AND CLASS B SHARES
                       OF THE FEDERATED EQUITY INCOME FUND


                                                Federated                            Lipper
                                                Equity               S&P 500         Equity Income
                                                Income Fund+*        Index @         Fund Index #
                                                -------------        -------         ------------
CLASS A SHARES (absent imposition
of sales charge)
One Year                                           23.26%             26.34%              19.48%
Three Years                                        17.03%             20.72%              15.09%
Five Years                                         16.51%             17.02%              14.73%
August 1, 1991 through
  January 31, 1997                                 17.25%             16.78%              14.99%

CLASS A SHARES (assuming imposition
  of the Federated Equity Income Fund's
  maximum sales charge)
One Year                                           16.48%
Three Years                                        14.85%
Five Years                                         15.20%
August 1, 1991 through January 31, 1997            16.05%

CLASS B SHARES (absent imposition of
  contingent deferred sales charge)
One Year                                           22.26%             26.34%              19.48%
September 27, 1994 through January 31, 1997        23.15%             28.44%              20.65%

CLASS B Shares (assuming imposition of
  the Federated Equity Income Fund's
  maximum contingent deferred sales charge)
One Year                                           16.76%
September 27, 1994 through January 31, 1997        22.79%


+ Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

* During the period from August 1, 1991 through January 31, 1997, the operating expense ratio of the Class A Shares (the shares most similar to the Classic Shares of the AmSouth Equity Income Fund) of the Federated Equity Income Fund ranged from 0.95% to 1.05% of the fund's average daily net assets. During the period from September 27, 1994 through January 31, 1997 the operating expense ratio for the Class B Shares of the Federated Equity Income Fund ranged from 1.80% to 1.87% of the fund's average daily net assets. The operating expenses of the Class A Shares and Class B Shares of the Federated Equity Income Fund were lower than the projected operating expenses of the Classic Shares and Class B Shares, respectively, of the AmSouth Equity Income Fund. If the actual operating expenses of the AmSouth Equity Fund are higher than the historical operating expenses of the Federated Equity Income Fund, this could negatively affect performance.

@ The S&P 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.

        HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

         The Federated Equity Income Fund is a separate fund and its historical performance is not indicative of the potential performance of the AmSouth Equity Income Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

         Christopher Wiles was the Federated Equity Income Fund's portfolio manager from August 1, 1991 to January 31, 1997. Mr. Wiles joined Federated Investors in 1990 and served as a Vice President of the fund's investment advisor from 1992 and Senior Vice President from October, 1996 to January 31, 1997. Mr. Wiles served as Assistant Vice President of the Fund's investment advisor in 1991. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University.


         PEACHTREE ASSET MANAGEMENT


         Peachtree Asset Management ("Peachtree" or "Sub-Advisor") serves as investment sub-advisor to the Capital Growth Fund, pursuant to a Sub-Advisory Agreement with AmSouth. The Capital Growth Fund commenced operations on August 4, 1997. Under the Sub-Advisory Agreement, Peachtree manages the fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and AmSouth in accordance with the Fund's investment objectives, policies and restrictions.


         Peachtree is a division of Mutual Management Corp., a wholly-owned subsidiary of Salomon Smith Barney Holdings, Inc., which in turn is a wholly-owned subsidiary of Travelers Group Inc. Peachtree has performed advisory services since 1994 for institutional clients, and has its principal offices at 303 Peachtree Street, N.E., Atlanta, GA 30308. Mutual Management Corp. and its predecessors have been providing investment advisory services to mutual funds since 1968. As of July 31, 1998, Mutual Management Corp. had aggregate assets under management of approximately $110 billion.


         For its services and expenses incurred under the Sub-Advisory Agreement, Peachtree is entitled to a fee payable by AmSouth, computed daily and paid monthly at the annual rate of forty-eight one-hundredths of one percent (0.48%) of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by AmSouth and Peachtree.

         Dennis A. Johnson is the portfolio manager for the Capital Growth Fund, and as such has the primary responsibility for the day-to-day portfolio management of the Fund. Mr. Johnson, who has been employed by Peachtree since 1994, is President and Chief Investment

Officer of Peachtree. From 1989 to 1994, Mr. Johnson was Vice President and Portfolio Manager at Trusco Capital, the investment management subsidiary of Trust Company Bank, Atlanta, Georgia.


         SAWGRASS ASSET MANAGEMENT, LLC


         Sawgrass Asset Management, LLC ("Sawgrass") serves as investment sub-adviser to the Small Cap Fund, pursuant to a Sub-Advisory Agreement with AmSouth. The Small Cap Fund commenced operations as of March 2, 1998. Under the Sub-Advisory Agreement, Sawgrass manages the Fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and AmSouth in accordance with the Fund's investment objectives, policies and restrictions.

         Sawgrass is 50% owned by AmSouth and 50% owned by Sawgrass Asset Management, Inc. Sawgrass Asset Management, Inc. is controlled by Mr. Dean McQuiddy, Mr. Brian Monroe and Mr. Andrew Cantor. Sawgrass was organized in January, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 4337 Pablo Oaks Court, Jacksonville, FL 32224.

         For its services and expenses incurred under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee, payable by the Advisor. The fee is computed daily and paid monthly at the annual rate of eighty-four one-hundredths of one percent (0.84%) of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by the Advisor and Sub-Advisor.

         Mr. Dean McQuiddy, CFA, is the portfolio manager for the Small Cap Fund, and, as such, has the primary responsibility for the day-to-day portfolio management of the Fund. He received his B.S. in Finance from the University of Florida. Mr. McQuiddy holds membership in the Association of Management and Research. He has 16 years of investment experience.


         The following tables set forth the performance data relating to the historical performance of an institutional fund (the Employee Benefit Small Capitalization Fund) and a mutual fund (the Emerald Small Capitalization Fund), since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the AmSouth Small Cap Fund. Mr. Dean McQuiddy, a Principal of Sawgrass, is the portfolio manager for the Small Cap Fund, and, as such, has the primary responsibility for the day-to-day portfolio management of the Fund. From January 1, 1987 to December 31, 1997, he was the portfolio manager of the Employee Benefit Small Capitalization Fund, a common trust fund managed by Barnett Bank for employee benefit plan accounts. On January 4, 1994, the Employee Benefits Small Capitalization Fund transferred the majority of its assets to the Emerald Small Capitalization Fund. Mr. McQuiddy was the portfolio manager for the Emerald Small Capitalization Fund from its inception through

December 31, 1997. This data is provided to illustrate the past performance of Mr. McQuiddy in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Small Cap Fund. Investors should not consider this performance data as an indication of future performance of the Small Cap Fund.

         The performance data shown below relating to the institutional account was calculated in accordance with required recommended standards of the Association for Investment Management and Research (1) ("AIMR"), retroactively applied to all time periods. The returns of the institutional account were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and loses. The returns of the institutional account reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by Barnett's institutional private account, without provision for federal or state income taxes. Custodial fees of the institutional account, if any, were not included in the calculation. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The yearly returns of the institutional fund are calculated by geometrically linking the monthly returns.

         The institutional private account was not subject to the same types of expenses to which the Small Cap Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the institutional account could have been adversely affected if the account had been regulated as investment company under the federal securities laws.

         The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

         The investment results presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Small Cap Fund or an individual investor investing in such Fund. The investment results were not calculated pursuant to the methodology established by the SEC that will be used to calculate the


--------

         1 AIMR is a non-profit membership and education organization with more than 30,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

Small Cap Fund's performance results. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

         All information set forth in the tables below relies on data supplied by Sawgrass or from statistical services, reports or other sources believed by Sawgrass to be reliable. However, except as otherwise indicated, such information has not been verified and is unaudited.



                                              Sawgrass Small Cap         Russell 2000(R)
                  Year                             Composite             Growth Index(1)
                  ----                             ---------             ---------------
                  1988                               11.73%                   20.37%
                  1989                               12.64%                   20.17%
                  1990                              (13.35)%                 (17.41)%
                  1991                               56.66%                   51.19%
                  1992                               21.94%                    7.77%
                  1993                               20.99%                   13.36%
                  1994                                0.99%                   (2.43)%
                  1995                               37.79%                   31.04%
                  1996                               11.72%                   11.43%
                  1997                               13.49%                   12.86%
                  Last 5 Years(2)                    16.38%                   12.76%
                  Last 10 Years(2)                   16.09%                   13.50%

---------------

         1 The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

         2 Through December 31, 1997.



              PRIOR PERFORMANCE OF RETAIL SHARES AND CLASS B SHARES
                    OF THE EMERALD SMALL CAPITALIZATION FUND

         The cumulative total return for the Retail Shares of the Emerald Small Capitalization Fund from March 1, 1994 through December 31, 1997 was 56.78% absent the imposition of a sales charge and was 49.72% including the imposition of a sales charge. The cumulative total return for the same period for the Russell 2000 Growth Index was 57.31%. The cumulative total return for the Class B Shares of the Emerald Small Capitalization Fund from March 1, 1994 through March 11, 1996 was 39.85% absent the imposition of a contingent deferred sales charge and was 34.25% including the imposition of a contingent deferred sales charge. The cumulative total return for the same period for the Russell 2000 Growth Index was 29.71%. At December 31, 1997, the Emerald Small Capitalization Fund had approximately $180 million in assets. As portfolio manager of the Emerald Small Capitalization Fund, Mr. McQuiddy had full discretionary authority over the selection of investments for that fund. Average annual total returns for the Retail Shares for the one-year, three-year and since inception through December 31, 1997 period (the entire period during which Mr. McQuiddy managed the Retail Shares of the Emerald Small Capitalization Fund) and for the one-year and since inception through March 11, 1996 period for the Class B Shares, compared with the performance of the Russell 2000 Growth Index were:



                                                             Emerald Small             Russell 2000
                                                            Capitalization                Growth
                                                                 Fund(1)                  Index(2)
                                                                 ------                   -------
RETAIL SHARES (absent imposition
of sales charge)
One Year                                                          12.62%                    12.86%
Three Years                                                       18.39%                    18.12%
Since Inception                                                   12.41%                    12.55%

RETAIL SHARES (assuming imposition
  of the Emerald Small Capitalization Fund's
  maximum sales charge)
One Year                                                           7.55%                    12.86%
Three Years                                                       16.58%                    18.12%
Since Inception                                                   10.17%                    12.55%

CLASS B SHARES (absent imposition
of sales charge)
One Year                                                           4.99%                    12.86%
Since Inception                                                   18.26%                    13.89%

CLASS B SHARES (assuming imposition of the
  Emerald Small Capitalization Fund's maximum
  contingent deferred sales charge)
One Year                                                           8.02%                    12.86%
Since Inception                                                   15.87%                    13.89%



----------------------


1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

         During the period from March 1, 1994 through December 31, 1997, the operating expense ratio of the Retail Shares (the shares most similar to the Classic Shares of the AmSouth Small Cap Fund) of the Emerald Small Capitalization Fund ranged from 1.73% to 2.50% of the Fund's average daily net assets. During the period from March 1, 1994 through March 11, 1996, the operating expense ratio of the Class B Shares (the shares most similar to the Class B Shares of the AmSouth Small Cap Fund) of the Emerald Small Capitalization Fund ranged from 2.50% to 3.29% of the Fund's average daily net assets. If the actual operating expenses of the AmSouth Small Cap Fund are higher than the historical operating expenses of the Emerald Small Capitalization Fund, this could negatively affect performance.

         HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The Emerald Small Capitalization Fund is a separate fund and its historical performance is not indicative of the potential performance of the AmSouth Small Cap Fund, Share prices and investment returns will fluctuate reflecting market conditions, as well as change in company-specific fundamentals of portfolio securities.


         OAKBROOK INVESTMENTS, LLC

         OakBrook Investments, LLC ("OakBrook") serves as Sub-Advisor to the Enhanced Market Fund and the Select Equity Fund pursuant to a Sub-Advisory Agreement with the Advisor. Under the Sub-Advisory Agreement, the Sub-Advisor manages the Funds, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and the Advisor in accordance with each Fund's investment objective, policies, and restrictions.


         OakBrook is 50% owned by AmSouth and 50% owned by Neil Wright, Janna Sampson and Peter Jankovskis. OakBrook was organized in February, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 701 Warrenville Road, Suite 135, Lisle, IL 60532.


         For its services and expenses incurred under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee, payable by the Advisor. The fee is computed daily and paid monthly at the annual rate of fifty-six one-hundredths of one percent (0.56%) with respect to the Select Equity Fund and thirty-two one-hundredths of one percent (0.32%) with respect to the Enhanced Market Fund or such lower fee as may be agreed upon in writing by the Advisor and Sub-Advisor.

         The Select Equity Fund and the Enhanced Market Fund are managed by a team from OakBrook Investments, LLC. Dr. Neil Wright, Ms. Janna Sampson and Dr. Peter Jankovskis are the portfolio managers for the Select Equity Fund and the Enhanced Market Fund. They have managed both Funds since their inception and, as such, have the primary responsibility for the day-to-day portfolio management of the Funds. Dr. Wright is OakBrook's President and the Chief Investment Officer. He holds a doctorate in economics. From 1993 to 1997, Dr. Wright was the Chief Investment Officer of ANB Investment Management & Trust Co. ("ANB"). He managed ANB's Large Cap Growth Fund and other equity funds since 1981. Ms. Sampson is OakBrook's Director of Portfolio Management. She holds a Master of Arts degree in economics. From 1993 to 1997, Ms. Sampson was Senior Portfolio Manager for ANB. She has worked in the investment field since 1981 and was a portfolio manager at ANB since 1987. Dr. Jankovskis is OakBrook's Director of Research. He holds a doctorate in economics. He has conducted economic research since 1988. From August, 1992 to July, 1996, Dr. Jankovskis was an Investment Strategist for ANB and from July, 1996 to December, 1997 was the Manager of Research for ANB.


ADMINISTRATOR

         ASO Services Company ("ASO") is the administrator for each Fund of the Trust (the "Administrator"). ASO is a wholly-owned subsidiary of BISYS. BISYS is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

         The Administrator generally assists in all aspects of the Capital Appreciation Funds' administration and operation. Under a management and administration agreement between the Trust and the Administrator, the fee payable by each Capital Appreciation Fund to the Administrator for administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Capital Appreciation Fund's average daily net assets or (b) such fee as may from time to time be agreed upon by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Capital Appreciation Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.


         During the Trust's fiscal year ended July 31, 1998, ASO received administration fees, after voluntary fee reductions, amounting to 0.20% of the Equity Fund's average daily net assets, 0.20% of the Regional Equity Fund's average daily net assets and 0.20% of the Balanced Fund's average daily net assets, 0% of the Capital Growth Fund's average daily net assets, and 0.20% of the Equity Income Fund's average daily net assets. For the period from March 2, 1998 to July 31, 1998, ASO received administration fees amounting to 0% of the Small Cap Fund's average daily net assets.


Sub-Administrators

         AmSouth serves as a Sub-Administrator to the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain of the Administrator's duties, for which

AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to ten one-hundredths of one percent (0.10%) of each Fund's average daily net assets.

         BISYS Fund Services serves as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS Fund Services is entitled to compensation as mutually agreed from time to time by it and the Administrator.

DISTRIBUTOR

         BISYS Fund Services acts as the Trust's principal underwriter and distributor (the "Distributor") pursuant to a Distribution Agreement under which shares are sold on a continuous basis.

         Classic Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services by BISYS, and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of the Classic Shares of each Fund.

         Under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), Class B Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to one percent (1.00%) of the average daily net assets of Class B Shares of each Fund which includes Shareholder Servicing fee of 0.25% of the average daily net assets of the Class B Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor may apply the B Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's B Shares;
(ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's B Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's B Shares.

         All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class B Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class B Shares. Under the Distribution Plan, a Participating Organization may include AmSouth or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

         The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

         The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Trust will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Trust to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

EXPENSES

         AmSouth and the Administrator each bear all expenses in connection with the performance of their services as Advisor and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Capital Appreciation Fund. No Capital Appreciation Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Capital Appreciation Fund; such costs will be borne by the Distributor.

         As a general matter, expenses are allocated to the Premier, Classic, and Class B Shares of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Classic and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the Servicing Plan which relates only to the Classic Shares and the Distribution Plan which relates only to the Class B Shares.

BANKING LAWS

         AmSouth believes that it possesses the legal authority to perform the investment advisory services for the Capital Appreciation Funds contemplated by its investment advisory agreement with the Trust and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Trust. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which AmSouth could continue to perform such services for the Trust. See "MANAGEMENT OF The Trust - Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.


                               GENERAL INFORMATION

DESCRIPTION OF THE TRUST AND ITS SHARES


         The Trust was organized as a Massachusetts business trust on October 1, 1987. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into eighteen series of shares, one for each of the following Funds: the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund , the AmSouth Bond Fund, the AmSouth Municipal Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Florida Tax-Free Fund , the AmSouth Institutional Prime Obligations Fund, and the AmSouth Institutional U.S. Treasury Fund. Each Fund, except the AmSouth Florida Tax-Free Fund and the AmSouth Select Equity Fund, is a diversified fund under the Investment Company Act of 1940, as amended. Each Fund , except for the U.S. Treasury Fund, the Tax Exempt Fund, the Institutional Prime Obligations Fund, and the

Institutional U.S. Treasury Fund, has authorized three classes of Shares:
Premier Shares, Classic Shares, and Class B Shares. However, Class B Shares are not currently offered in the AmSouth Limited Maturity Fund, the Government Income Fund, the Florida Fund, and the Municipal Bond Fund. The U.S. Treasury Fund and the Tax Exempt Fund have authorized two classes of Shares: Premier Shares and Classic Shares. The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund have authorized three classes of Shares: Class I Shares, Class II Shares, and Class III Shares. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

         Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual series or class, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, (iii) when matters pertain to the Servicing Plan , and (iv) when matters pertain to the Distribution Plan.

         As of September 17, 1998, AmSouth was the beneficial owner of approximately 77% of the outstanding Premier Shares of the Equity Fund, 66% of the outstanding Premier Shares of the Regional Equity Fund, 67% of the outstanding Premier Shares of the Balanced Fund, and 84% of the outstanding Premier Shares of the Capital Growth Fund, and may be deemed to be a "controlling person" of the Premier Shares of the each Fund within the meaning of the Investment Company Act of 1940.

         Overall responsibility for the management of the Trust is vested in the Board of Trustees. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS - Trustees of the Trust." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Trust and Massachusetts law. See "ADDITIONAL INFORMATION - Miscellaneous" in the Statement of Additional Information for further information.


CUSTODIAN

         AmSouth serves as custodian for the Trust ("Custodian"). Pursuant to the Custodian Agreement with the Trust, the Custodian receives compensation from each Fund for such services in an amount equal to an asset-based fee.

TRANSFER AGENT AND FUND ACCOUNTING


         BISYS Fund Services Ohio, Inc. serves as transfer agent for the Trust. BISYS Fund Services, Inc. serves as fund accountant for the Trust.

PERFORMANCE INFORMATION

         From time to time performance information for the Classic Shares and Class B Shares of a Capital Appreciation Fund showing its total return and/or yield may be presented in advertisements and sales literature. Average annual total return will be calculated for the past year, five years (if applicable) and the period since the establishment of a Capital Appreciation Fund. Total return is measured by comparing the value of an investment in the Capital Appreciation Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming the investor paid the maximum sales load on the investment and assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Capital Appreciation Fund's net investment income per share earned during a recent one-month period by the Capital Appreciation Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

         Yield, effective yield, and total return will be calculated separately for each Class of Shares. Because Classic Shares are subject to lower Shareholder Services fees than Class B Shares, the yield and total return for Classic Shares will be higher than that of the Class B Shares for the same period. Because Premier Shares are not subject to the Distribution and Shareholder Services fees, the yield and total return for Premier Shares will be higher than that of the Classic and Class B Shares for the same period.

         Investors may also judge the performance of each Capital Appreciation Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morning Star, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today, and local newspapers and periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the Prospectus.

         Information about the performance of a Capital Appreciation Fund is based on the Capital Appreciation Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return are functions of the type and quality of instruments held in a Capital Appreciation Fund, operating expenses, and marketing conditions. Any fees charged by a Financial Institution with respect to customer accounts investing in Shares of a Capital Appreciation Fund will not be included in performance calculations.

MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

         As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

         Inquiries regarding the Trust may be directed in writing to the AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by calling toll free (800) 451-8382.

AMSOUTH MUTUAL FUNDS
INVESTMENT ADVISOR
AmSouth Bank
1901 Sixth Avenue North
Birmingham, AL 35203

INVESTMENT SUB-ADVISORS
(Equity Income Fund Only)
Rockhaven Asset Management, LLC
100 First Avenue, Suite 1050
Pittsburgh, PA  15222


(Capital Growth Fund Only)
Peachtree Asset Management
A Division of Mutual Management Corp.
One Peachtree Center
Atlanta, GA  30308


(Small Cap Fund Only)
Sawgrass Asset Management, LLC
4337 Pablo Oaks Court
Jacksonville, FL  32224


(Select Equity Fund and
Enhanced Market Fund Only)
OakBrook Investments, LLC
701 Warrenville Road, Suite 135
Lisle, IL  60532


ADMINISTRATOR
ASO Services Company
3435 Stelzer Road
Columbus, OH  43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC  20005-3333


TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH  43219


AUDITORS

 PricewaterhouseCoopers LLP

100 East Broad Street
Columbus, OH  43215

TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
Fee Table .......................................................................................
Financial Highlights ............................................................................
Investment Objective and Policies ...............................................................
Investment Restrictions .........................................................................
Valuation of Shares .............................................................................
How to Purchase and Redeem Shares ...............................................................
Dividends and Taxes .............................................................................
Management of AmSouth Mutual Funds ..............................................................
General Information .............................................................................


         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              AMSOUTH MUTUAL FUNDS






                                  AMSOUTH BANK
                               Investment Advisor

                           CAPITAL APPRECIATION FUNDS
                              AMSOUTH MUTUAL FUNDS
                                NOT FDIC INSURED






                        BISYS FUND SERVICES, DISTRIBUTOR












                        Prospectus dated December 1, 1998

CROSS REFERENCE SHEET

Part B

Form N-1A Item No.                                   Caption

10.  Cover Page                                      Cover Page

11.  Table of Contents                               Table of Contents

12.  General Information and History                 Additional Information - Description of Shares

13.  Investment Objectives and Policies              Investment Objectives and Policies

14.  Management of the Trust                         Management of the Trust

15.  Control Persons and Principal
      Holders of Securities                          Miscellaneous

16.  Investment Advisory and
      Other Services                                 Management of the Trust

17.  Brokerage Allocation                            Management of the Trust

18.  Capital Stock and Other
      Securities                                     Valuation; Additional Purchase and Redemption
                                                     Information; Management of the Trust;
                                                     Redemptions; Additional Information

19.  Purchase, Redemption and Pricing
      of Securities Being Offered                    Valuation; Additional Purchase and Redemption
                                                     Information; Management of the Trust

20.  Tax Status                                      Additional Purchase and Redemption Information

21.  Underwriters                                    Management of the Trust

22.  Calculation of Performance Data                 Performance Information

23.  Financial Statements                            Financial Statements

                              AMSOUTH MUTUAL FUNDS



                       Statement of Additional Information



                                December 1, 1998



                                -----------------



This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Government Income Fund, the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Municipal Bond Fund, the AmSouth Florida Tax-Free Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Select Equity Fund and the AmSouth Enhanced Market Fund (each a "Fund" and collectively the "Funds"), each dated December 1, 1998. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. A copy of each Fund's Prospectus may be obtained by writing to AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by telephoning toll free (800) 451-8382.

                                TABLE OF CONTENTS

                                                                                                                Page
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AMSOUTH MUTUAL FUNDS.............................................................................................1


INVESTMENT OBJECTIVES AND POLICIES...............................................................................1
         Additional Information on Portfolio Instruments.........................................................1
         Investment Restrictions............................................................................... 14
         Additional Investment Restrictions.................................................................... 15
         Portfolio Turnover.................................................................................... 16

VALUATION...................................................................................................... 16
         Valuation of the Money Market Funds................................................................... 17
         Valuation of the Capital Appreciation Funds and the Income Funds...................................... 17

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................................................. 18
         Purchase of Shares.................................................................................... 18
         Matters Affecting Redemption.......................................................................... 19
         Additional Tax Information............................................................................ 19
         Additional Tax Information Concerning the Tax Exempt Fund and
                  Tax-Free Funds............................................................................... 21

MANAGEMENT OF THE TRUST........................................................................................ 23
         Officers ............................................................................................. 23
         Investment Advisor.................................................................................... 25
         Portfolio Transactions................................................................................ 29
         Glass-Steagall Act.................................................................................... 31
         Administrator......................................................................................... 32
         Expenses ............................................................................................. 34
         Sub-Administrators.................................................................................... 34
         Distributor........................................................................................... 35
         Custodian............................................................................................. 36
         Transfer Agent and Fund Accounting Services........................................................... 37
         Auditors ............................................................................................. 37
         Legal Counsel......................................................................................... 37

PERFORMANCE INFORMATION........................................................................................ 37
         Yields of the Money Market Funds...................................................................... 38
         Yield of the Capital Appreciation Funds, the Income Funds and the
                  Tax-Free Funds............................................................................... 39


         Calculation of Total Return........................................................................... 41
         Performance Comparisons............................................................................... 43

ADDITIONAL INFORMATION......................................................................................... 44
         Organization and Description of Shares................................................................ 44
         Shareholder Liability................................................................................. 45

FINANCIAL STATEMENTS........................................................................................... 50

APPENDIX ...................................................................................................... 51

                       STATEMENT OF ADDITIONAL INFORMATION

                              AMSOUTH MUTUAL FUNDS


         AmSouth Mutual Funds (the "Trust") is an open-end management investment company. The Trust consists of eighteen series of units of beneficial interest ("Shares"), each representing interests in one of eighteen separate investment portfolios (each a "Fund"): the AmSouth Prime Obligations Fund (the "Prime Obligations Fund"), the AmSouth U.S. Treasury Fund (the "U.S. Treasury Fund"), the AmSouth Tax Exempt Fund (the "Tax Exempt Fund," and these three Funds being collectively referred to as the "Money Market Funds"), the AmSouth Equity Fund (the "Equity Fund"), the AmSouth Regional Equity Fund (the "Regional Equity Fund"), the AmSouth Balanced Fund (the "Balanced Fund"), the AmSouth Capital Growth Fund (the "Capital Growth Fund"), the AmSouth Small Cap Fund (the "Small Cap Fund"), the AmSouth Equity Income Fund (the "Equity Income Fund"), the AmSouth Select Equity Fund ("the "Select Equity Fund"), and the AmSouth Enhanced Market Fund (the "Enhanced Market Fund") and these eight Funds being collectively referred to as the "Capital Appreciation Funds"), the AmSouth Bond Fund (the "Bond Fund"), the AmSouth Limited Maturity Fund (the "Limited Maturity Fund"), the AmSouth Government Income Fund (the "Government Income Fund") the AmSouth Municipal Bond Fund (the "Municipal Bond Fund"), the AmSouth Florida Tax-Free Fund (the "Florida Fund" and these five Funds being collectively referred to as the "Income Funds"), the AmSouth Institutional Prime Obligations Fund (the "Institutional Prime Obligations Fund"), and the AmSouth Institutional U.S. Treasury Fund (the "Institutional U.S. Treasury Fund" and these two Funds being collectively referred to as the "Institutional Money Market Funds"). The Florida Fund and the Municipal Bond Fund are also collectively referred to herein as the "Tax-Free Funds." The Funds, except for the U.S. Treasury Fund, the Tax Exempt Fund, the Institutional Prime Obligations Fund, and the Institutional U.S. Treasury Fund, offer three classes of Shares: Premier Shares, Classic Shares, and Class B Shares. The U.S. Treasury Fund and the Tax Exempt Fund offer two classes of Shares: Premier Shares and Classic Shares. Currently, Class B Shares are not being offered in the Limited Maturity Fund, the Government Income Fund, the Florida Fund and the Municipal Bond Fund. The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund offer three classes of Shares: Class I Shares, Class II Shares, and Class III Shares. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectuses. This Statement of Additional Information relates to all Funds except the Institutional Money Market Funds. The Institutional Money Market Funds have a separate Statement of Additional Information. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus.



                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objectives, restrictions and policies of each Fund as set forth in the respective Prospectus for that Fund.


HIGH QUALITY INVESTMENTS WITH REGARD TO THE MONEY MARKET FUNDS. As noted in the Prospectuses for the Money Market Funds, each such Fund may invest only in obligations determined by AmSouth Bank, Birmingham, Alabama ("AmSouth") the investment advisor to the Trust ("Advisor") to present minimal credit risks under guidelines adopted by the Trust's Trustees.

          With regard to the Prime Obligations Fund, investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term ratings from at least two NRSROs; or (ii) do not possess a rating, (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees. With regard to the Tax Exempt Fund, investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from an NRSRO; or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating, (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Advisor to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above-described securities which may be purchased by the Prime Obligations Fund and the Tax Exempt Fund are hereinafter referred to as "Eligible Securities.")

         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, (i.e., are unrated) but are determined by the Advisor to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Advisor. A security which at the time of issuance had a maturity exceeding 397 days but, at the same time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories of an NRSRO.

         The Prime Obligations Fund will not invest more than 5% of its total assets in the securities of any one issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund's net asset value or a subsequent change in a security's qualification as an Eligible Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities and repurchase agreements fully collateralized by such obligations.

         Under the guidelines adopted by the Trust's Trustees and in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Advisor may be required promptly to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

         The Appendix to this Statement of Additional Information identifies each NRSRO that may be utilized by the Advisor with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.


         BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. All of the Funds, except the U.S. Treasury Fund, may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.


         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase, such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER. Each Fund, except for the U.S. Treasury Fund, may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Each Fund, except the U.S. Treasury Fund, the Tax Exempt Fund, and the Tax-Free Funds may invest in (i) Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and (ii) Europaper, which is U.S. dollar-denominated commercial paper of an issue located in Europe.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Prime Obligations Fund, the Capital Appreciation Funds, and the Income Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Funds to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights, and the Funds could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper. The Advisor or Sub-Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining the dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         FOREIGN INVESTMENT. All of the Funds, except the U.S. Treasury Fund and the Tax-Free Funds, may, subject to their investment objectives, restrictions and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CTDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETD's") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTD's") which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S.

securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. A Fund will acquire such securities only when the Advisor or Sub-Advisor believes the risks associated with such investments are minimal.

         REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which the Advisor or Sub-Advisor deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and the Advisor or Sub-Advisor will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. As discussed in each Prospectus, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Pursuant to such an agreement, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Such assets will include U.S. government securities or other liquid high quality debt securities in the case of the Money Market Funds and the Income Funds or other liquid, high-grade debt securities, in the case of the Capital Appreciation Funds. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         U.S. GOVERNMENT OBLIGATIONS. The U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. government. Each of the other Funds may invest in such obligations and in other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such other obligations may include those which are supported by the full faith and credit of the U.S. government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when the Advisor or Sub-Advisor believes that the credit risk with respect thereto is minimal.

         VARIABLE AND FLOATING RATE NOTES. The Tax Exempt Fund, the Bond Fund, the Limited Maturity Fund and the Tax-Free Funds may acquire variable and floating rate notes, subject to each Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide "for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or drafts.

         For purposes of the Tax-Exempt Fund, the Bond Fund, the Limited Maturity Fund and the Tax-Free Funds, the maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.

         MUNICIPAL SECURITIES. Under normal market conditions, the Tax Exempt Fund and the Municipal Bond Fund will be primarily invested in bonds (and in the case of the Tax Exempt Fund, notes) issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is exempt from federal income tax ("Municipal Securities"). Under normal market conditions, the Tax Exempt Fund will invest at least 80% of its total assets, the Municipal Bond Fund will invest at least 80% of its net assets, and the Florida Fund may invest up to 20% of its net assets in Municipal Securities, the interest on which is not treated as a preference item for purposes of the federal alternative minimum tax.

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from both federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

         Municipal Securities may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the Prospectuses of the Tax Exempt Fund and the Tax-Free Funds, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. A Fund permitted to invest in Municipal Securities may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchases by the Tax Exempt Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Tax Exempt Fund. Neither event would under all circumstances require the elimination of such an obligation from the Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees to be in the best interests of the Fund.

         An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         HIGH YIELD SECURITIES. The Equity Income Fund may invest in high yield convertible securities. High yield securities are securities that are rated below investment grade by an NRSRO (e.g., "BB" or lower by S&P and "Ba" or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds." Generally, lower rated debt securities provide a higher yield than higher rated debt securities of similar maturity, but are subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. Issuers of high yield securities may not be as strong financially as those issuing higher rated securities. The securities are regarded as predominantly speculative. The market value of high yield securities may fluctuate more than the market value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental interest rates, assuming that there has been no change in the fundamental quality of such securities. The market prices of fixed income securities generally fall when interest rates rise. Conversely, the market prices of fixed-income securities generally rise when interest rates fall.

         Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or high yield securities generally could reduce market liquidity for such securities and make their sale by the Equity Income Fund more difficult, at least in the absence of price concessions. Reduced liquidity also could adversely affect the Equity Income Fund's ability to accurately value high yield securities. Issuers of high yield securities also are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Equity Income Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

         WHEN-ISSUED SECURITIES. As discussed in the Prospectuses, each Fund except the Prime Obligations Fund and the U.S. Treasury Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, a Fund's liquidity and the ability of the Advisor or Sub-Advisor to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

         When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. No Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         CALLS. The Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be issued by the Options Clearing Corporation and may or may not be listed on a National Securities Exchange. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the Advisor's or Sub-Advisor's opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him or her to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund will write only covered call options. This means that a Fund will only write a call option on a security which it already owns.

         Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund will not
do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike when a Fund owns securities not subject to an option, the Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund will not have any control over when they may be required to sell the underlying securities, since they may be assigned an exercise notice at any time prior to the expiration of their obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund's custodian. The Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund will consider a security covered by a call to be

"pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

         The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Advisor or Sub-Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by the Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.


         PUTS. The Tax Exempt Fund and the Tax-Free Funds may acquire "puts" with respect to Municipal Securities held in their portfolios, and the Balanced Fund, the Bond Fund, and the Limited Maturity Fund may acquire "puts" with respect to debt securities held in their portfolios and the Enhanced Market Fund and Select Equity Fund may acquire "puts" with respect to equity securities held in their portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Tax Exempt Fund, the Tax-Free Funds, the Bond Fund, the Balanced Fund, the Limited Maturity Fund, the Enhanced Market Fund, and the Select Equity Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.


         The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Tax Exempt Fund's assets pursuant to Rule 2a-7 under the 1940 Act. See "Variable and Floating Rate Notes" and "Valuation of the Prime Obligations Fund, the U.S. Treasury Fund and the Tax Exempt Fund" in this Statement of Additional Information.

         The Limited Maturity Fund will acquire puts solely to shorten the maturity of the underlying debt security.


         The Tax Exempt Fund, the Tax-Free Funds, the Limited Maturity Fund, the Balanced Fund, the Enhanced Market Fund, and the Select Equity Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Tax Exempt Fund, the Tax-Free Funds, the Limited Maturity Fund, the Balanced Fund, the Enhanced Market Fund, and the Select Equity Fund intend to enter into puts only with dealers, banks, and broker-dealers which, in the Advisor's opinion, present minimal credit risks.

         FUTURES CONTRACTS AND RELATED OPTIONS. The Enhanced Market Fund and the Select Equity Fund may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.


         Successful use of futures by the Funds is also subject to an adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

         Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of

\

contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


         The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


Investment Restrictions
-----------------------

         The following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding voting Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses).

         None of the Funds may:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives, restrictions and policies;


         2. Purchase or sell commodities, commodity contracts (including futures contracts with respect to each Fund other than the Small Cap, Enhanced Market and Select Equity Funds, which may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments by all of the Funds except the U.S. Treasury Fund in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded and investment in real estate investment trusts are permitted for the Capital Growth Fund, the Small Cap Fund, the Equity Income Fund, the Enhanced Market Fund and the Select Equity
Fund);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Capital Appreciation Funds and the Income Funds may purchase securities of a money market fund, including securities of both the Prime Obligations Fund and the U.S. Treasury Fund (and in the case of the Tax-Free Funds, securities of the Tax Exempt Fund) and the Tax Exempt Fund and the Prime Obligations Fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, with respect to each such Fund, immediately after such purchase, the acquiring Fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; and

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.


         The Prime Obligations Fund and the U.S. Treasury Fund may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The Money Market Funds and the Tax-Free Funds may not write or purchase call options. None of the Funds (except the Enhanced Market and Select Equity
Fund) may write put options. The Prime Obligations Fund, the U.S. Treasury Fund, the Equity Fund, the Regional Equity Fund, the Capital Growth Fund and the Equity Income Fund may not purchase put options. The Tax Exempt Fund and the Tax-Free Funds may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation. As a non-fundamental investment restriction with respect to the Small Cap Fund only, the Small Cap Fund may not write or purchase put options.


         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

Additional Investment Restrictions
----------------------------------

         The following investment restriction is non-fundamental and may be changed by a vote of the majority of the Board of Trustees: No Fund will invest more than 15% of its net assets in securities that are restricted as to resale, or for which no readily available market exists, including repurchase agreements providing for settlement more than seven days after notice.

Portfolio Turnover
------------------

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover with respect to each of the Money Market Funds is expected to be zero percent for regulatory purposes.


          For the fiscal year ended July 31, 1998, the portfolio turnover rate for the Balanced Fund was 17.15% with respect to the common stock portion of its portfolio and 11.99% with respect to the other portion of its portfolio.

         For the fiscal year ended July 31, 1997, the portfolio turnover rate for the Balanced Fund was 15.80% with respect to the common stock portion of its portfolio and 18.62% with respect to the other portion of its portfolio.

         The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares and, in the case of the Tax Exempt Fund and the Tax-Free Funds, by requirements which enable these Funds to receive certain favorable tax treatments. A higher portfolio turnover rate may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions.


         The Tax-Free Funds will not purchase securities solely for the purpose of short-term trading. The turnover rates for the Funds will not be a factor preventing either the sale or the purchase of securities when the Advisor believes investment considerations warrant such sale or purchase. The annual portfolio turnover rate of the Municipal Bond Fund is not expected to exceed 50%. However, the portfolio turnover rate for each of the Tax-Free Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains to the Funds' Shareholders. To the extent portfolio turnover results in the realization of short-term capital gains, such gains will generally be taxed to shareholders at ordinary income tax rates.



                                    VALUATION

         As indicated in the Prospectuses, the net asset value of each Fund is determined and the Shares of each Fund are priced as of 4:00 p.m., Eastern time (the "Valuation Time") on each Business Day of the Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

Valuation of the Money Market Funds
-----------------------------------

         The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in these Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that no Fund will purchase any security with a remaining maturity of more than thirteen months (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per Share of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.

Valuation of the Capital Appreciation Funds and the Income Funds
----------------------------------------------------------------

         The value of the portfolio securities held by each of the Capital Appreciation Funds and the Income Funds for purposes of determining such Fund's net asset value per Share will be established on the basis of current valuations provided by Muller Data Corporation or Kenny S&P Evaluation Services, whose procedures shall be monitored by the Administrator, and which valuations shall be the fair market value of such securities.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Shares in each Fund are sold on a continuous basis by BISYS Fund Services Limited Partnership ("BISYS"), and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at AmSouth or financial institutions that provide certain support services for their customers or account holders ("Financial Institutions"). Customers purchasing Shares may include officers, directors, or employees of AmSouth or AmSouth's correspondent banks.


Purchase of Shares
------------------


         As stated in the relevant Prospectuses, the public offering price of Classic Shares of the Capital Appreciation Funds and the Income Funds is their net asset value computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Shares is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of the offering price applicable to the purchase (see "How to Purchase and Redeem Shares" in the relevant Prospectuses). The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in a Fund's Prospectus applies to purchases of Shares of such a Fund alone, by any person, including members of a family unit (i.e., husband, wife and minor children) and bona fide trustees and also applies to purchases made under a Rights of Accumulation or a Letter of Intent.


         Classic Shares of the Money Market Funds are sold at their net asset value per share, as next computed after an order is received. However, as discussed in the Classic and Class B Shares Prospectus, the Class B Shares are subject to a Contingent Deferred Sales Charge if they are redeemed prior to the sixth anniversary of purchase. Class B Shares of the Prime Obligations Fund only are available to Shareholders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Prime Obligations Fund.

         Certain sales of Classic Shares are made without a sales charge, as described in the relevant Prospectuses under the caption "Sales Charge Waivers", to promote goodwill with employees and others with whom BISYS, AmSouth and/or the Trust have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

         As the Trust's principal underwriter, BISYS acts as principal in selling Classic Shares and Class B Shares of the Trust to dealers. BISYS re-allows a portion of the sales charge as dealer discounts and brokerage commissions. Dealer allowances expressed as a percentage of the offering price for all offering prices are set forth in the relevant Classic Shares and Class B Shares Prospectuses (see "How to Purchase and Redeem Shares"). From time to time, BISYS may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. In some instances, promotional incentives to dealers may be offered only to certain dealers who have sold or may sell significant amounts of Group shares. Neither BISYS nor dealers are permitted to delay the placement of orders to benefit themselves by a price change.

Matters Affecting Redemption
----------------------------

         The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

         The Trust may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act. See "Valuation of the Money Market Funds" above.

Additional Tax Information
--------------------------


         It is the policy of each Fund to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, the Trust's Funds expect to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject.


         In order to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of the sum of its taxable net investment company income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.


         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.


         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year, plus any undistributed amounts from the previous year. For the foregoing purposes, a Fund is treated as having distributed the sum of (i) the deduction for dividends paid (defined in Section 561 of the Code) during such calendar year, and (ii) any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund did not meet the 98% thresholds, the Fund would be subject to the 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of this 4% excise tax.


         Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect taxpayer identification number or no number at all, who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends, or who fails to provide a certified statement that he or she is not subject to "backup withholding."

         The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these new regulations.

         A Fund's transactions in options, foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," "constructive sale" and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds.


         The Funds each expect to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes. Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.


         However, if for any taxable year the Funds do not qualify for the special federal tax treatment afforded regulated investment companies, all of their taxable income will be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to their Shareholders). In addition, distributions to Shareholders may be taxed as ordinary income even if the distributions are attributable to capital gains or exempt interest earned by the Fund.


         Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Trust's Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Additional Tax Information Concerning the Tax Exempt Fund and Tax-Free Funds
----------------------------------------------------------------------------

         As indicated in the Prospectuses of the Tax Exempt Fund and the Tax-Free Funds, these Funds are designed to provide Shareholders with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax Exempt Fund and the Tax-Free Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the dividends of the Tax Exempt Fund and the Tax-Free Funds, being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries when distributed to them.

         In addition, the Tax Exempt Fund and the Tax-Free Funds may not be appropriate investments for Shareholders that may be "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related person" includes certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each Shareholder that may be considered a "substantial user" should consult a tax advisor with respect to whether exempt-interest dividends would retain the exclusion under
Section 103 of the Code if the Shareholder were treated as a "substantial user" or a "related person."

         The Code permits a regulated investment company which invests at least 50% of its assets in tax-free Municipal Securities to pass through to its investors, tax-free, net Municipal Securities interest income. The policy of the Tax Exempt Fund and the Tax-Free Funds is to pay each year as dividends substantially all such Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax Exempt Fund and the Tax-Free Funds and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of such Fund's taxable year, but not to exceed in the aggregate the net Municipal Securities interest received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from the Tax Exempt Fund and the Tax-Free Funds during such year, regardless of the period for which the Shares were held.


         While the Tax Exempt Fund and the Tax-Free Funds do not expect to realize any significant amount of long-term capital gains, any net realized long-term capital gains will be distributed annually. The Tax Exempt Fund and the Tax-Free Funds will have no tax liability with respect to such gains and the distributions will be taxable to Shareholders as net gains on securities held for more than one year, regardless of how long a Shareholder has held the Shares of the Funds. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Tax Exempt Fund and the Tax-Free Funds to Shareholders after the close of the Fund's taxable year.

         While the Tax Exempt Fund and the Tax-Free Funds do not expect to earn any significant amount of investment company taxable income, taxable income earned by the Funds will be distributed to Shareholders. In general, the investment company taxable income will be the taxable income of the Fund (including, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over any net short-term capital loss, if any, for such year. Any such income will be taxable to Shareholders as ordinary income (whether paid in cash or additional Shares).


         As indicated in the Prospectuses of the Tax Exempt Fund and the Tax-Free Funds, the Funds may acquire puts with respect to Municipal Securities (and in the case of the Florida Fund, Florida Municipal Securities) held in their portfolios. See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the Tax Exempt Fund and the Tax-Free Funds is to limit their acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to such Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Tax Exempt Fund and the Tax-Free Funds could acquire under the 1940 Act. Therefore, although the Tax Exempt Fund and the Tax-Free Funds will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Funds. If the Tax Exempt Fund and the Tax-Free Funds were not treated as the owner of the Municipal Securities, income from such securities would probably not be tax-exempt.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Tax Exempt Fund and the Tax-Free Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Tax Exempt Fund and the Tax-Free Funds or their Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Tax Exempt Fund and the Tax-Free Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

                             MANAGEMENT OF THE TRUST

Officers
--------


         The officers of each Fund , their current addresses, their age, and principal occupation during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):


                                     Position(s) Held               Principal Occupation
Name and Address          Age        With the Trust                 During Past 5 Years
----------------          ---        ----------------               -------------------


George R. Landreth      56           Chairman and Vice President    From December 1992 to present, employee of
                                                                    BISYS Fund Services Limited Partnership; from
                                                                    July 1991 to December 1992, employee of PNC
                                                                    Financial Corp.; from October 1984 to July
                                                                    1991, employee of The Central Trust Co., N.A.

Walter B. Grimm         52           Vice President                 From June, 1992 to present, employee of BISYS
                                                                    Fund Services Limited Partnership; from 1990
                                                                    to 1992, President and CEO, Security
                                                                    Bancshares; from July, 1981 to present,
                                                                    President of Leigh Investments Consulting
                                                                    (investments firm).

Charles Booth           38           Treasurer                      From  1988 to present, employee of BISYS Fund
                                                                    Services Limited Partnership.

John F. Calvano         38           President                      From October, 1994 to present, employee of BISYS
                                                                    Fund Services Limited Partnership; from
                                                                    July, 1992 to August, 1994, investment
                                                                    representative, BA Investment Services; and
                                                                    from October, 1986 to July, 1994, Marketing
                                                                    Manager, Great Western Investment
                                                                    Management.

Robin Thomas             41          Secretary                      From May 1997 to present, employee of BISYS
                                                                    Fund Services Limited Partnership; from April
                                                                    1989 to May, 1997, employee of AmSouth
                                                                    Bank.

James L. Smith           38          Assistant Secretary            From October 1996 to present, employee of BISYS
                                                                    Fund Services Limited Partnership; from
                                                                    October, 1995 to October, 1996, employee of
                                                                    Davis, Graham & Stubbs; from June, 1991 to
                                                                    October, 1995, Director of Legal and
                                                                    Compliance, ALPS Mutual Fund Services, Inc.


Alaina V. Metz           31           Assistant Secretary           From June, 1995 to present, Chief Administrator,
                                                                    Administrative and Regulatory
                                                                    Services, BISYS Fund Services Limited
                                                                    Partnership; from May, 1989 to June, 1995,
                                                                    Supervisor, Mutual Fund Legal Department,
                                                                    Alliance Capital Management.




         The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Calvano, Landreth, Grimm, Booth and Smith and Mmes. Thomas and Metz are employees of BISYS Fund Services Limited Partnership.


                              COMPENSATION TABLE (1)
                              --------------------


                                               Pension or                              Total
                           Aggregate           Retirement          Estimated           Compensation
                           Compensation        Benefits Accrued    Annual              from AmSouth
Name of                    from AmSouth        As Part of          Benefits Upon       Mutual Funds
Position                   Fund Expenses       Fund Expenses       Retirement          Paid to Trustee
--------                   -------------       -------------       ----------          ---------------
George R. Landreth         None                None                None                 None

J. David Huber             None                None                None                 None

James H.                   $14,473             None                None                 $14,473
Woodward, Jr.

Homer H. Turner            $12,448             None                None                 $12,448

Wendell D. Cleaver         $14,251             None                None                 $14,251

Dick D. Briggs, Jr.,       $11,782             None                None                 $11,782
M.D.



(1) Figures are for the Trust's fiscal year ended July 31, 1998.


Investment Advisor
------------------

         Investment advisory and management services are provided to the Money Market Funds, the Capital Appreciation Funds and the Income Funds (except the Limited Maturity Fund) by the Advisor pursuant to the Investment Advisory Agreement dated as of August 1, 1988, as amended (the "First Investment Advisory Agreement"). Investment advisory and management services are provided to the Limited Maturity Fund by the Advisor pursuant to the Investment Advisory Agreement dated as of January 20, 1989, as amended (the "Second Investment Advisory Agreement"). The First Investment Advisory Agreement and the Second Investment Advisory Agreement are collectively referred to as the "Advisory Agreements."

         In selecting investments for the Equity Fund, the Balanced Fund and the Regional Equity Fund, the Advisor employs the "value investing" method. A primary theory of value investing is that many investors tend to exaggerate both prosperity and problems in market valuations. This method, which may conflict with the prevailing mood of the market, involves the use of independent judgment backed by careful analysis of market data. The Advisor's approach when selecting investments for each of these Funds is to attempt to buy and sell securities that are temporarily mispriced relative to long-term value.

         In selecting investments for each of the Income Funds and the Balanced Fund, the Advisor attempts to anticipate interest rates, thereby capitalizing on cyclical movements in the bond markets. The Advisor seeks to achieve this goal through active management of the buying and selling of fixed-income securities in anticipation of changes in yields.


         Under the Advisory Agreements, the fee payable to the Advisor by the Funds for investment advisory services is the lesser of (a) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor or (b) a fee computed daily and paid monthly based on the average daily net assets of each Fund as follows: the Prime Obligations Fund -forty one-hundredths of one percent (0.40%) annually; the U.S. Treasury Fund - forty one-hundredths of one percent (0.40%) annually; the Institutional Prime Obligations Fund - twenty one-hundredths of one percent (0.20%); the Institutional U.S. Treasury Fund - twenty one-hundredths of one percent (0.20%); the Equity Fund - eighty one-hundredths of one percent (0.80%) annually; the Regional Equity Fund - eighty one-hundredths of one percent (0.80%) annually; the Tax Exempt Fund - forty one-hundredths of one percent (0.40%) annually; the Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Limited Maturity Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Balanced Fund - eighty one-hundredths of one percent (0.80%) annually; the Government Income Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Florida Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Municipal Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Equity Income Fund - eighty one-hundredths of one percent (0.80%) annually; the Capital Growth Fund - eighty one-hundredths of one percent (0.80%) annually; the Small Cap Fund - one hundred twenty one-hundredths of one percent (1.20%) annually; the Select Equity Fund - eighty one hundredths of one percent (.80%) annually; and the Enhanced Market Fund forty-five hundredths of one percent (.45%) annually. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.

         For the fiscal years ended July 31, 1998, July 31, 1997, and July 31, 1996, the Advisor received $2,515,690, $2,366,707 and $2,459,885, respectively, from the Prime Obligations Fund. For the fiscal years ended July 31, 1998, July 31, 1997, and July 31, 1996, the Advisor received $1,256,351, $1,325,127 and
$1,588,850, respectively, from
the U.S. Treasury Fund. For the fiscal years ended July 31, 1998, July 31, 1997, and July 31, 1996, the Advisor received $176,963, $160,785 and $133,336, respectively, from the Tax Exempt Fund. For the fiscal years ended July 31, 1998, July 31, 1997, and July 31, 1996, investment advisory fees paid to the Advisor reflect voluntary reductions in investment advisory fees of $176,963, $160,785 and $133,340 respectively, from the Tax Exempt Fund.

         For the fiscal year ended July 31, 1998, the Advisor received $7,981,703, $1,263,837, $1,581,387, $595,473, $3,005,940, $32,006, $170,463,
$1,335,325, $70,873 and $267,522, from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, the Florida Fund, the Municipal Bond Fund, the Capital Growth Fund and the Equity Income Fund, respectively. For the fiscal period ended July 31, 1998, the Advisor received $33,202 from the Small Cap Fund.


         For the fiscal year ended July 31, 1997, the Advisor received $3,733,019, $953,375, $745,426, $247,500, $2,855,190, $41,620, and $156,820 from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund and the Florida Fund, respectively. For the period ended July 31, 1997, the Advisor received $111,117 and $36,130 from the Municipal Bond Fund and the Equity Income Fund, respectively. For the fiscal year ended July 31, 1997, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $224,000, $74,000, $48,000 and $183,000 for the Bond Fund, the Limited Maturity Fund, the Government Income Fund and the Florida Fund, respectively. For the period ended July 31, 1997, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $70,000 for the Municipal Bond Fund.

         For the fiscal year ended July 31, 1996, the Advisor received $2,706,627, $669,502, $547,123, $292,620, $2,429,049, $52,834, and $146,775 from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, and Florida Fund, respectively. For the fiscal year ended July 31, 1996, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $962, $165,186, $87,670, $169,405, $61,522, and $171,316, for the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, and Florida Fund, respectively.





         Each of the Advisory Agreements provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard by the Advisor of its duties and obligations thereunder.


         Unless sooner terminated, the First Investment Advisory Agreement will continue in effect until January 31, 2000 as to each of the Money Market Funds, the Capital Appreciation Funds, the Tax-Free Funds, the Bond Fund and the Government Income Fund and for successive one-year periods if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of that Fund (as defined under "GENERAL INFORMATION -Miscellaneous" in the respective Prospectus of the Money Market Funds, the Capital Appreciation Funds and the Income Funds), and a majority of the Trustees who are not parties to the First Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the First Investment Advisory Agreement by votes cast in person at a meeting called for such purpose.

         Unless sooner terminated, the Second Investment Advisory Agreement will continue in effect as to the Limited Maturity Fund until January 31, 2000 and for successive one-year periods thereafter if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of the Limited Maturity Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus of the Income Funds), and a majority of the Trustees who are not parties to the Second Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Second Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding voting Shares of that Fund, or by the Advisor. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.


         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of the investment advisor including, but not limited to,
(i) descriptions of the advisor's operations; and (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the advisor's operations.

         AmSouth also serves as Sub-Administrator for the Trust. See "Sub-Administrator" below.

Investment Sub-Advisors
-----------------------


         Investment sub-advisory services are provided to the Equity Income Fund by Rockhaven Asset Management, LLC ("Rockhaven" or "Sub-Advisor") pursuant to a Sub-Advisory Agreement dated as of March 12, 1997 between the Advisor and Rockhaven ("Sub-Advisory Agreement"). Investment sub-advisory services are provided to the Capital Growth

Fund by Peachtree Asset Management ("Peachtree" or "Sub-Advisor") pursuant to a Sub- Advisory Agreement dated July 31, 1997 between the Advisor and Peachtree. Investment sub-advisory services are provided to the Small Cap Fund by Sawgrass Asset Management, LLC ("Sawgrass" or "Sub-Advisor") pursuant to a Sub-Advisory Agreement dated as of March 2, 1998 between the Advisor and Sub-Advisor (a "Sub-Advisory Agreement"). Investment sub-advisory services are provided to the Select Equity Fund and the Enhanced Market Fund pursuant to a Sub-Advisory Agreement dated as of September 1, 1998 between the Advisor and OakBrook Investments, LLC ("OakBrook" or "Sub-Advisor").


         The Sub-Advisors shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Advisor, the Trust or the Fund in connection with the matters to which Agreement relates, except that a Sub-Advisor shall be liable to the Advisor for a loss resulting from a breach of fiduciary duty by the Sub-Advisor under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.


         Unless sooner terminated, the Sub-Advisory Agreement shall continue with respect to the Equity Income Fund until January 31, 2000, with respect to the Capital Growth Fund until July 31, 1999, with respect to the Small Cap Fund until January 31, 2000, and with respect to the Select Equity Fund and Enhanced Market Fund until January 31, 2000, and each Sub-Advisory Agreement shall continue in effect for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of the respective Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus of the Capital Appreciation Funds) and a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement by vote cast in person at a meeting called for such purpose. Each Sub-Advisory Agreement may be terminated with respect to a Fund by the Trust at any time without the payment of any penalty by the Board of Trustees, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Advisor or Sub-Advisor on 60 days written notice. Each Sub-Advisory Agreement will also immediately terminate in the event of its assignment.


         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective Shareholders of the Trust may include descriptions of a Sub-Advisor including, but not limited to, (i) descriptions of the Sub-Advisor's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings relating to the Sub-Advisor's operations.

Portfolio Transactions
----------------------


         Pursuant to the Advisory Agreements, the Advisor or Sub-Advisor determines, subject to the general supervision of the Board of Trustees and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Income Funds and the Balanced Fund (with respect to its debt securities) usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in over-the-counter market are generally principal transactions with dealers. With respect to over-the-counter market, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Advisor and Sub-Advisor generally seek competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.


         Allocation of transactions, including their frequency, to various dealers is determined by the Advisor and the Sub-Advisor in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Advisor or Sub-Advisor may receive orders for transactions on behalf of the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Advisor or Sub-Advisor and does not reduce the advisory fees payable to the Advisor or the Sub-Advisor. Such information may be useful to the Advisor or Sub-Advisor in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor or Sub-Advisor in carrying out their obligations to the Trust.

         The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisor, BISYS, the Sub-Advisor, or their affiliates, and will not give preference to AmSouth's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.


         Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Advisor or Sub-Advisor. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Advisor or Sub-Advisor believe to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisor or Sub-Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by each of the Advisory Agreements and the Sub-Advisory Agreement, in making investment recommendations for the Trust, the Advisor or Sub-Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Advisor or Sub-Advisor, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Advisor or Sub-Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

         During the fiscal year ended July 31, 1998, the Equity Fund paid aggregate brokerage commissions in the amount of $592,269; the Regional Equity Fund paid aggregate brokerage commissions of $182,346; the Balanced Fund paid aggregate brokerage commissions of $365,522; and the Equity Income Fund paid aggregate brokerage commissions of $615,317.

         During the fiscal year ended July 31, 1997, the Equity Fund paid aggregate brokerage commissions in the amount of $397,271; the Regional Equity Fund paid aggregate brokerage commissions in the amount of $98,747; and the Balanced Fund paid aggregate brokerage commissions in the amount of $145,513. During the period from March 20, 1997 to July 31, 1997, the Equity Income Fund paid aggregate brokerage commissions in the amount of $28,462.





Glass-Steagall Act
------------------


         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         AmSouth believes that it possesses the legal authority to perform the services for each Fund contemplated by the Advisory Agreements regarding that Fund and described in the Prospectus of that Fund and this Statement of Additional Information and has so represented in the Advisory Agreement regarding that Fund. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict AmSouth from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by AmSouth, the Board of Trustees would review the Trust's relationship with AmSouth and consider taking all action necessary in the circumstances.


         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of AmSouth in connection with customer purchases of Shares of the Trust, AmSouth might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per Share or result in financial losses to any customer.

Administrator
-------------

         ASO Services Company ("ASO") serves as administrator (the "Administrator") to each Fund of the Trust pursuant to the Management and Administration Agreement dated as of April 1, 1996 (the "Administration Agreement"). ASO is a wholly-owned subsidiary of BISYS which is a wholly-owned subsidiary of BISYS Group, Inc., a publicly held company which is a provider of information processing, loan servicing and 401(k) administration and record-keeping services to and through banking and other financial organizations. The Administrator assists in supervising all operations of each Fund (other than those performed by the Advisor under the Advisory Agreements, the Sub-Advisors under the Sub-Advisory Agreements, those performed by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services, Inc. under its transfer agency and fund accounting agreements with the Trust).

         Under the Administration Agreement, the Administrator has agreed to monitor the net asset value per Share of the Money Market Funds, to maintain office facilities for the Trust, to maintain the Trust's financial accounts and records, and to furnish the Trust statistical and research data and certain bookkeeping services, and certain other services required by the Trust. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Trust's operations (other than those performed by the Advisor under the Advisory Agreements, the Sub-Advisors under the Sub-Advisory Agreements, those by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services, Inc. under its fund accounting agreement and BISYS Fund Services Ohio, Inc. under its transfer agency agreement with the Trust). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Fund (except the Institutional Money Market Funds) equal to the lesser of
(a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Administrator. Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Institutional Money Market Fund equal to the lesser of (a) a fee computed at the annual rate of (0.10%) of an Institutional Money Market Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect. Each Fund also bears expenses incurred in pricing securities owned by the Fund.

         For the fiscal year ended July 31, 1998, ASO received $1,257,853 from the Prime Obligations Fund, $628,179 from the U.S. Treasury Fund, and $176,963 from the Tax Exempt Fund.


         For the fiscal year ended July 31, 1997, ASO received $1,183,357, for the fiscal years ended July 31, 1996 and July 31, 1995, BISYS and ASO received $1,229,842 and $1,092,079, respectively, from the Prime Obligations Fund. For the fiscal year ended July 31, 1997, ASO received $662,565; for the fiscal years ended July 31, 1996 and July 31, 1995, BISYS and ASO received $794,425 and $622,689, respectively, from the U.S. Treasury Fund. For the fiscal year ended July 31, 1997, ASO received $160,785; for the fiscal years ended July 31, 1996 and July 31, 1995, BISYS and ASO received $133,336 and $125,213, respectively, from the Tax Exempt Fund. For the fiscal year ended July, 1996, management and administration fees reflect voluntary reductions in management and administration fees of $1,000 for the Tax Exempt Fund.


         For the fiscal year ended July 31, 1998, ASO received $1,995,442, $316,102, $379,537, $142,915, $751,492, $10,668, $56,820, $400,601, $2,137 and
$66,881, from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, the Florida Fund, the Municipal Bond

Fund, the Capital Growth Fund and the Equity Income Fund, respectively. For the fiscal period ended July 31, 1998, ASO received $0 from the Small Cap Fund.


         For the fiscal year ended July 31, 1997, ASO received $745,786, $187,612, $178,921, $59,376, $549,167, $13,872 and $52,277 from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund and the Florida Fund, respectively. For the period ended July 31, 1997, ASO received $33,335 and $9,033 from the Municipal Bond Fund and Equity Income Fund, respectively. For the fiscal year ended July 31, 1997, management and administration fees reflect voluntary fee reductions of $188,000, $51,000, $119,000, $40,000, $165,000, $14,000 and $53,000 for the
Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, Government Income Fund and the Florida Fund, respectively. For the period ended July 31, 1997, management and administration fees reflect voluntary fee reductions of $22,000 for the Municipal Bond Fund.

         For the fiscal year ended July 31, 1996, BISYS and ASO received $406,464, $100,491, $131,382, $70,255, $389,624, $17,620 and $48,936 from the
Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund and the Florida Fund, respectively. For the fiscal year ended July 31, 1996, management and administration fees reflect voluntary fee reductions of $309,086, $67,125, $87,790, $46,757, $259,990, $17,567, and $48,938 for the Equity Fund, the
Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund and the Florida Fund, respectively.





         The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until December 31, 2000. Thereafter, the Administration Agreement shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days' prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Trust's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses
--------

         Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees of the Trustees of the Trust, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing Prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, dividend disbursing agents fees, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by it, certain insurance premiums, costs of maintenance of its existence, costs of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation.

Sub-Administrators
------------------


         AmSouth is retained by BISYS as the Sub-Administrator to the Trust pursuant to an agreement between the Administrator and AmSouth. On April 1, 1996, AmSouth entered into an Agreement with ASO as the Sub-Administrator of the Trust. Pursuant to this agreement, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to (0.10%) ten one-hundredths of one percent of each Fund's average net assets. For the fiscal year ended July 31, 1998, AmSouth received $1,924,684 with respect to the Trust.


         BISYS is retained by the Administrator as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS Fund Services is entitled to compensation as mutually agreed upon from time to time by it and the Administrator.

Distributor
-----------


         BISYS serves as distributor to each Fund of the Trust pursuant to the Distribution Agreement dated as of July 16, 1997 (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect until January 31, 2000, and from year to year thereafter if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to such Distribution Agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.


         A Shareholder Servicing Plan regarding the Classic Shares for the Trust was initially approved on December 6, 1995 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Shareholder Servicing Plan (the "Independent Trustees"). The Shareholder Servicing Plan reflects the creation of the Classic Shares, and provides for fees only upon that Class.

         The Shareholder Servicing Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Classic Shares of that Fund. The Shareholder Servicing Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Shareholder Servicing Plan that would materially increase the shareholder servicing fee with respect to a Fund requires the approval of the holders of that Fund's Classic Class. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Shareholder Servicing Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Shareholder Servicing Plan) indicating the purposes for which such expenditures were made.


         The fee of 0.25% of average daily net assets of the Classic Shares of each Fund payable under the Trust's Shareholder Servicing Plan, to which Classic Shares of each Fund of the Trust are subject, is described in the Classic Shares Prospectuses. For the fiscal year ended July 31, 1998, BISYS received $122,121 with respect to the Classic Shares of the Prime Obligations Fund (which reflects a fee reduction of $183,169); $7,657 with respect to the Classic Shares of the U.S. Treasury Fund (which reflects a fee reduction of $11,486); and $23,263 with respect to the Classic Shares of the Tax-Exempt Fund (which reflects a fee reduction of $34,893); $5,523 with respect to the Classic Shares of the Florida Fund (which reflects a fee reduction of $8,284); $6,321 with respect to the Classic Shares of the Bond Fund (which reflects a fee reduction of $9,482); $1,927 with respect to the Classic Shares of the Municipal Bond Fund (which reflects a fee reduction of $2,890);$3,259 with respect to the Classic Shares of the Limited Maturity Fund (which reflects a fee reduction of $4,887); $8,491 with respect to the Classic Shares of the Government Income Fund (which reflects a fee reduction of $12,735); $145,337 with respect to the Classic Shares of the Equity Fund (which reflects a fee reduction of $0); $114,529 with respect to the Classic Shares of the Regional Equity Fund (which reflects a fee reduction of $0); $113,512 with respect to the Classic Shares of the Balanced Fund (which reflects a fee reduction of $0); $12,153 with respect to the Classic Shares of the Capital Growth Fund (which reflects a fee reduction of $0); $55,507 with respect to the Classic Shares of the Equity Income Fund (which reflects a fee reduction of $0); and $1,084 with respect to the Classic Shares of the Small Cap Fund (which reflects a fee reduction of $0);


         The Shareholder Servicing and Distribution Plan regarding the Class B Shares of the Funds (the "Distribution Plan") was initially approved on March 12, 1997 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the

Distribution Plan (the "Independent Trustees"). The Distribution Plan provides for fees only upon the Class B Shares of each Fund, as described in the Class B Shares Prospectuses.

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class B Shares of that Fund. The Distribution Plan may be amended by vote of the Fund's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of the holders of that Fund's Class B Shares. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

Custodian
---------

         AmSouth serves as custodian of the Trust pursuant to a Custodial Services Agreement with the Trust (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments.

Transfer Agent and Fund Accounting Services.
--------------------------------------------


         BISYS Fund Services Ohio, Inc. ("Transfer Agent") serves as transfer agent to each Fund of the Trust pursuant to a Transfer Agency and Shareholder Service Agreement with the Trust. The Transfer Agent is a wholly-owned subsidiary of The BISYS Group, Inc.

         BISYS Fund Services, Inc. ("Fund Accountant") provides fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement with the Trust. Under the Fund Accounting Agreement, the Fund Accountant receives a fee from each Fund at the annual rate of 0.03% of such Fund's average daily net assets, plus out-of-pocket expenses, subject to a minimum annual fee of $40,000 for each tax exempt fund and $30,000 for each taxable Fund and the Money Market Funds may be subject to an additional fee of $10,000 for each Class.


Auditors
--------


         The financial information appearing in the Prospectuses under "FINANCIAL HIGHLIGHTS" has been derived from financial statements of the Trust incorporated by reference into this Statement of Additional Information which have been audited by PricewaterhouseCoopers, LLP, independent accountants, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. PricewaterhouseCoopers, LLP's address is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel
-------------


         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005-3333, are counsel to the Trust.



                             PERFORMANCE INFORMATION

General
-------

         From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.

Yields of the Money Market Funds
--------------------------------

         As summarized in the Prospectus of the Money Market Funds under the heading "Performance Information," the "yield" of each of those Funds for a seven-day period (a "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.

         The Tax Exempt Fund may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of the Tax

Exempt Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Tax Exempt Fund is computed by dividing that portion of the effective yield of the Tax Exempt Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         The yield and effective yield of each of the Money Market Funds and the tax equivalent yield and the tax equivalent effective yield of the Tax Exempt Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.


         For the seven-day period ended July 31, 1998, the yield, effective yield, the tax equivalent yield and the tax equivalent effective yield of the Premier Shares and Classic Shares of each Money Market Fund, calculated as described, above was as follows:


                                                                       Effective      Tax Equivalent     Tax Equivalent
            Fund                    Class              Yield             Yield            Yield          Effective Yield
            ----                    -----              -----             -----            -----          ---------------

Prime Obligations Fund              Premier            4.99%             5.11%

U.S. Treasury Fund                  Premier            4.64%             4.75%

Tax Exempt Fund                     Premier            3.05%             3.10%            4.24%             4.31%

Prime Obligations Fund              Classic            4.89%             5.01%

U.S. Treasury Fund                  Classic            4.54%             4.65%

Tax Exempt Fund                     Classic            2.95%             3.00%            4.10%             4.17%




Yield of the Capital Appreciation Funds, the Income Funds and the Tax-Free Funds
--------------------------------------------------------------------------------

         As summarized in the Prospectuses under the heading "General Information - Performance Information," the yield of each of the Capital Appreciation Funds, the Income Funds and the Tax-Free Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Capital Appreciation Funds and the Income Funds will vary from time to time depending upon market conditions, the composition of the Fund's portfolios and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Capital Appreciation Funds and the Income Funds.

         The Tax-Free Funds may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of each Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Tax-Free Funds is computed by dividing that portion of the effective yield of the Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in the Capital Appreciation Funds and the Income Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary.


         For the 30-day period ending July 31, 1998, the yield and the tax equivalent yield of the Income Funds was:

                                                          Tax Equivalent
            Fund              Class         Yield             Yield
            ----              -----         -----             -----

Florida Fund                 Classic        4.09%             5.68%
                             Premier        4.19%             5.82%

Municipal Bond Fund          Classic        3.92%             5.44%
                             Premier        4.02%             5.58%

Bond Fund                    Classic        5.63%
                             Premier        5.73%
                             Class B        4.73%

Government Income Fund       Classic        5.39%
                             Premier        5.49%

Limited Maturity Fund        Classic        5.47%
                             Premier        5.58%

         For the 30-day period ending July 31, 1998, the yield of the Capital Appreciation Funds was:


            Fund               Class                 Yield
            ----               -----                 -----


Equity Fund                    Premier                1.17%

Regional Equity Fund           Premier                0.34%

Balanced Fund                  Premier                2.88%

Equity Income Fund             Premier                2.57%

Capital Growth Fund            Premier               (0.53)%

Small Cap Fund                 Premier               (0.92)%

Equity Fund                    Classic                0.92%

Regional Equity Fund           Classic                0.09%

Balanced Fund                  Classic                2.63%

Equity Income Fund             Classic                2.32%

Capital Growth Fund            Classic               (0.77)%

Small Cap Fund                 Classic               (1.17)%

Equity Fund                    Class B                0.17%

Regional Equity Fund           Class B               (0.66)%

Balanced Fund                  Class B                1.88%

Equity Income Fund             Class B                1.57%

Capital Growth Fund            Class B               (1.52)%

Small Cap Fund                 Class B               (1.92)%



Calculation of Total Return
---------------------------

         Total Return is a measure of the change in value of an investment in a Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical

$1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.


         For the one-year and five-year periods ended July 31, 1998, average annual total return was as follows:



            Fund                Class             One-Year          Five-Year
            ----                -----             --------          ---------


Prime Obligations Fund         Premier              5.09%            4.65%
U.S. Treasury Fund             Premier              4.77%            4.42%
Tax Exempt Fund                Premier              3.13%            2.92%
Prime Obligations Fund         Classic              4.99%            4.60%
U.S. Treasury Fund             Classic              4.67%            4.37%
Tax Exempt Fund                Classic              3.03%            2.87%
Florida Fund                   Classic              0.26%            N/A
Bond Fund                      Classic              3.19%            5.50%
Limited Maturity Fund          Classic              1.74%            4.38%
Government Income Fund         Classic              3.24%            N/A
Municipal Bond                 Classic              0.16%            N/A

         For the one-year and five-year periods ended July 31, 1998, average annual total return was as follows:


        Fund                    Class             One-Year          Five-Year
        ----                    -----             --------          ---------


Equity Fund                    Premier             12.46%         18.01%
Regional Equity Fund           Premier             (0.12)%        13.64%
Balanced Fund                  Premier              9.73%         12.74%
Capital Growth Fund            Premier             N/A            N/A
Equity Income Fund             Premier              7.54%         N/A

Equity Fund                    Classic              7.29%         16.90%
Regional Equity Fund           Classic             (4.79)%        12.56%
Balanced Fund                  Classic              4.59%         11.66%
Capital Growth Fund            Classic             N/A            N/A
Equity Income Fund             Classic              2.48%         N/A

Equity Fund                    Class B             N/A            N/A
Regional Equity Fund           Class B             N/A            N/A
Balanced Fund                  Class B             N/A            N/A
Capital Growth Fund            Class B             N/A            N/A
Equity Income Fund             Class B             N/A            N/A


         For the period from commencement of operations through July 31, 1998, the average annual total return was as follows:



                                                Commencement of Operations      Commencement
            Fund                Class           through July 31,  1998          of Operations Date
            ----                -----           --------------------------      -----------------

Prime Obligations Fund         Premier                5.40%                     August 8, 1988
U.S. Treasury Fund             Premier                5.17%                     September 8, 1988
Tax Exempt Fund                Premier                3.10%                     June 27, 1988
Florida Fund                   Premier                5.82%                     September 2, 1997
Municipal Bond Fund            Premier                5.91%                     September 2, 1997
Bond Fund                      Premier                8.50%                     September 2, 1997
Limited Maturity Fund          Premier                7.07%                     September 2, 1997
Government Income Fund         Premier                6.32%                     September 2, 1997
Prime Obligations Fund         Classic                5.38%                     April 1, 1996
U.S. Treasury Fund             Classic                5.15%                     April 1, 1996
Tax Exempt Fund                Classic                3.07%                     April 1, 1996
Florida Fund                   Classic                4.63%                     September 30, 1994
Municipal Bond Fund            Classic                 .16%                     July 1, 1997
Bond Fund                      Classic                8.03%                     December 1, 1988
Limited Maturity Fund          Classic                6.59%                     February 1, 1988
Government Income Fund         Classic                5.41%                     October 1, 1993
Bond Fund                      Class B                8.41%                     September 2, 1997
Prime Obligations Fund         Class B                0.49%                     June 15, 1998

         For the period from commencement of operations through July 31, 1998, the average annual total return was as follows:



                                                     Commencement of Operations                   Commencement
            Fund                Class                through  July 31, 1998                     of Operations Date
            ----                -----               ---------------------------                 -----------------

Equity Fund                    Premier                         15.50%                           December 1, 1988
Regional Equity Fund           Premier                         14.91%                           December 1, 1988
Balanced Fund                  Premier                         13.47%                           December 19, 1991
Equity Income Fund             Premier                         18.94%                           March 20, 1997
Capital Growth Fund            Premier                         16.50%                           July 31, 1997
Small Cap Fund                 Premier                         (8.48)%                          March 2, 1998
Equity Fund                    Class B                         15.41%                           December 1, 1988
Regional Equity Fund           Class B                         14.81%                           December 1, 1988
Balanced Fund                  Class B                         13.32%                           December 19, 1991
Equity Income Fund             Class B                         15.29%                           March 20, 1997

Capital Growth Fund            Class B                         10.40%                           July 31, 1997
Small Cap Fund                 Class B                        (13.46)%                          March 2, 1998
Equity Fund                    Classic                         14.93%                           December 1, 1988
Regional Equity Fund           Classic                         14.35%                           December 1, 1988
Balanced Fund                  Classic                         12.66%                           December 19, 1991
Equity Income Fund             Classic                         14.81%                           March 20, 1997
Capital Growth Fund            Classic                         10.98%                           July 31, 1997
Small Cap Fund                 Classic                        (12.69)%                          March 2, 1998


Performance Comparisons
-----------------------

         YIELD AND TOTAL RETURN. From time to time, performance information for the Funds showing their average annual total return and/or yield may be included in advertisements or in information furnished to present or prospective Shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives may be included in advertisements.

         Total return and/or yield may also be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the- counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

         The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

         The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

         The Shearson Lehman Government/Corporate Bond Index (the "SL Government/ Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

ALL FUNDS. Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by Financial Institutions for cash management services will reduce a Fund's effective yield to Customers.

                             ADDITIONAL INFORMATION

Organization and Description of Shares
--------------------------------------


          The Trust was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." The Trust's name was changed to "The ASO Outlook Group" as of April 12, 1988 and to "AmSouth Mutual Funds" as of August 19, 1993 by amendments to the Agreement and Declaration of Trust. A copy of the Trust's Agreement and Declaration of Trust, as amended (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. The Trust presently has eighteen series of Shares which represent interests in the Prime Obligations Fund, the U.S. Treasury Fund, the Tax Exempt Fund, the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Municipal Bond Fund, the Government Income Fund, the Florida Fund, the Capital Growth Fund, the Small Cap Fund, the Equity Income Fund, the Select Equity Fund, the Enhanced Market Fund, the Institutional Prime Obligations Fund, and the Institutional U.S. Treasury Fund. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.


         As described in the text of the Prospectuses following the caption "GENERAL INFORMATION -- Description of the Trust and its Shares," Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon, (iii) when pertaining to the Shareholder Servicing Plan, and (iv) when pertaining to the Distribution Plan. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding voting Shares of the Trust and filed with the Trust's custodian or by vote of the holders of two-thirds of the outstanding voting Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding voting Shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


Shareholder Liability
---------------------

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

         The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.


         As of September 4, 1998, the trustees and officers of the Trust, as a group, owned less than 1% of the Premier Shares, of the Classic Shares and of the Class B Shares of any of the AmSouth Funds.

         As of September 4, 1998, AmSouth, 1901 Sixth Avenue-North, Birmingham, Alabama 35203 was the Shareholder of record of the outstanding voting shares of the Premier Shares of the Funds as follows: 95.62% of the Prime Obligations Fund, 97.40% of the U.S. Treasury Fund, 99.99% of the Tax Exempt Fund, 94.96% of the Equity Fund, 94.33% of the Regional Equity Fund, 96.33% of the Bond Fund, 98.64% of the Limited Maturity Fund, 95.88% of the Balanced Fund, 95.40% of the Florida Fund, 99.99% of the Government Income Fund, 99.20% of the Municipal Bond Fund, 100% of the Equity Income Fund, 99.99% of the Capital Growth Fund, and 100% of the Small Cap Fund. AmSouth was the Shareholder of record for Classic Shares of 74.85% of the Select Equity Fund and 92.64% of the Enhanced Market Fund. Under the 1940 Act, AmSouth may be deemed to be a controlling person of the Premier Class of each of the above-mentioned Funds. The ultimate parent of AmSouth is AmSouth Bancorporation.


         As of September 4, 1998, National Financial Services Corporation, One World Financial Center, 200 Liberty Street, New York, New York 10281, was the Shareholder of record of the outstanding voting Shares of the Classic Shares of the Funds as follows: 99.53% of the Prime Obligations Fund, 87.43% of the Treasury Fund, 94.60% of the Tax Exempt Fund, 20.23% of the Government Income Fund, 25.29% of the Bond Fund, 51.20% of the Limited Maturity Fund, 31.59% of the Municipal Bond Fund, 76.40% of the Florida Fund, 33.39% of the Capital Growth Fund, 53.40% of the Small Cap Fund, 25.12% of the Select Equity Fund and 7.29% of the Enhanced Market Fund. As of September 4, 1998 National Financial Services Corporation, One World Financial Center, 200 Liberty Street, New York, New York 10281, was the Shareholder of record of the outstanding voting Shares of the Class B Shares of the Funds as follows: 97.48% of the Prime Obligations Fund, 68.89% of the Bond Fund, 6.27% of the Regional Equity Fund, 23.58% of the Small Cap Fund, 99.92% of the Select Equity Fund, and 98.57% of the Enhanced Market Fund. National Financial Services Corporation under the 1940 Act may be deemed to be a controlling person of the Classic Shares of the Prime Obligations Fund, Treasury Fund, Tax Exempt Fund, Limited Maturity Fund, Municipal Bond Fund, Florida Fund and Capital Growth Fund and the Class B Shares of the Bond Fund, Prime Obligations Fund, Select Equity Fund and Enhanced Market Fund.

         The following table indicates each additional person known by the group to own beneficially 5% or more of the Shares of a Fund of the Trust as of September 4, 1998:


                      U.S. Treasury Fund -- Classic Shares
                      ------------------------------------

                                                     Number of
Name and Address                                     Shares                             Percentage
----------------                                     ------                             ----------


Association of Edison                                 812,932.80                       10.35%
  Illumination
600 18th Street North
Birmingham, AL 35291


                          Equity Fund -- Classic Shares
                          -----------------------------

                                                    Number of
Name and Address                                     Shares                             Percentage
----------------                                     ------                             ----------


National Bank of Commerce
TRST Maynard Cooper                                  218,550.383                             7.39
P.O. Box 10686
Birmingham, AL 35202-0686







                      Municipal Bond Fund -- Classic Shares
                      -------------------------------------

                                            Number of
Name and Address                             Shares                    Percentage
----------------                             ------                    ----------


Sterne Agee Leach Inc.
AC 2432-0915                                13,608.083                   5.31
CMT Plaza Suite 100B
813 Shades Creek Parkway
Birmingham, AL 35209

Lynspen & Company
P.O. Box 2554                               71,869.217                  28.06
Birmingham, AL  35290

JC Bradford Co Cust FBO
Janet Haynes Revocable                      13,352.735                   5.21
330 Commerce St.
Nashville, TN  37201-1899

Sterne Agee Leach Inc.                      18,220.130                   7.11
AC 8102-3199
CMT Plaza Suite 100B
813 Shades Creek Parkway
Birmingham, AL 35209

         The Prospectuses of the Funds and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

         The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

                              FINANCIAL STATEMENTS


         The Independent Accountant's Report for the year ended July 31, 1998, Financial Statements for the AmSouth Mutual Funds for the period ended July 31, 1998, are all incorporated by reference to the Annual Report of the AmSouth Mutual Funds, dated as of such dates, which has been previously sent to Shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of each such report may be obtained without charge by contacting the Distributor, BISYS Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephone toll-free at 800-451-8382.

                                    APPENDIX
                                    --------


         SHORT-TERM RATINGS. Short-term credit ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Short-term credit rated A-1 by S&P indicates that the degree of safety regarding timely payment is extremely strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. Short-term credit rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Short-term credit rated A-3 indicates adequate capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Short-term credit rated B is regarded as having only speculative capacity for timely payment. Short-term credit rated C is assigned to short-term debt obligations with a doubtful capacity for payment. Short-term credit rated D represents an issue in default or when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes such payments will be made during such grace period.

         The rating Prime-1 is the highest short-term rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Short-term credit rated F-1 by Fitch IBCA is regarded as having the strongest capacity for timely payments. Short-term credit rated F-2 by Fitch IBCA is regarded as having a satisfactory capacity for timely payment, but that margin of safety is not as great as for issues assigned F-1+ and F-1 ratings. Short-term credit rated F-3 has an adequate capacity for timely payment but near-term adverse changes could cause these securities to be rated below investment grade. Issues rated B have characteristics suggesting a minimal capacity for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions. Issues related C have characteristics suggesting default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. Issues rated D denotes actual or imminent payment default. The plus (+) sign is used after a rating symbol to designate the relative status of an issuer within the rating category.


Corporate Debt and State and Municipal Bond Ratings.
----------------------------------------------------

         STANDARD & POOR'S CORPORATION. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in the higher rated categories.

         BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         CC -- The rating "CC" is currently highly vulnerable to nonpayment.

         C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         To provide more detailed indications of credit quality, the ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         MOODY'S INVESTOR SERVICES. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa are considered medium-grade obligations; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Other Ratings of Municipal Obligations
--------------------------------------

         The following summarizes the two highest ratings used by Moody's ratings for state and municipal short-term obligations. Obligations bearing MIG-1 and VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated "MIG-2" or "VMIG-2" denote high quality with ample margins of protection although not so large as in the preceding rating group.





Preferred Stock Ratings
-----------------------

         The following summarizes the ratings used by Moody's for preferred stock:

         "aaa" An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         "aa" An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         "a" An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.


         "baa" An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         "ba" An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         "b" An issue which is rate "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         "caa" An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         "ca" An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         "c" This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.


         The following summarizes the ratings used by Standard & Poor's for preferred stock:

         "AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         "AA" A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         "A" An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         "BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

         "BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "CC" The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         "C"  A preferred stock rated "C" is a nonpaying issue.

         "D" A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

         "N.R." This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         "Plus (+) or minus (-)" To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

 CROSS REFERENCE SHEET


Part B

Form N-1A Item No.                                   Caption
------------------                                   -------

10.  Cover Page                                      Cover Page

11.  Table of Contents                               Table of Contents

12.  General Information and History                 Additional Information - Description of Shares

13.  Investment Objectives and Policies              Investment Objectives and Policies

14.  Management of the Trust                         Management of the Trust

15.  Control Persons and Principal
      Holders of Securities                          Miscellaneous

16.  Investment Advisory and
      Other Services                                 Management of the Trust

17.  Brokerage Allocation                            Management of the Trust

18.  Capital Stock and Other
      Securities                                     Valuation; Additional Purchase and Redemption
                                                     Information; Management of the Trust;
                                                     Redemptions; Additional Information

19.  Purchase, Redemption and Pricing
      of Securities Being Offered                    Valuation; Additional Purchase and Redemption
                                                     Information; Management of the Trust

20.  Tax Status                                      Additional Purchase and Redemption Information

21.  Underwriters                                    Management of the Trust

22.  Calculation of Performance Data                 Performance Information

23.  Financial Statements                            Financial Statements

                              AMSOUTH MUTUAL FUNDS


                        INSTITUTIONAL MONEY MARKET FUNDS


                       Statement of Additional Information



                                December 1, 1998



                                -----------------



This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of the AmSouth Institutional Prime Obligations Fund and the AmSouth Institutional U.S. Treasury Fund (each a "Fund" and collectively the "Funds"), dated December 1, 1998. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. A copy of the Funds' Prospectus may be obtained by writing to AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by telephoning toll free (800) 451-8382.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----

AMSOUTH INSTITUTIONAL MONEY MARKET FUNDS..........................................................................1

INVESTMENT OBJECTIVES AND POLICIES................................................................................2
    Additional Information on Portfolio Instruments...............................................................2
    Investment Restrictions.......................................................................................6
    Additional Investment Restrictions............................................................................7
    Portfolio Turnover............................................................................................7

VALUATION.........................................................................................................8

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION....................................................................9
    Purchase of Shares............................................................................................9
    Matters Affecting Redemption..................................................................................9
    Additional Tax Information...................................................................................10

MANAGEMENT OF THE TRUST..........................................................................................12
    Officers ....................................................................................................12
    Investment Advisor...........................................................................................13
    Portfolio Transactions.......................................................................................17
    Glass-Steagall Act...........................................................................................19
    Administrator................................................................................................20
    Expenses ....................................................................................................21
    Sub-Administrators...........................................................................................22
    Distributor..................................................................................................22
    Custodian....................................................................................................23
    Transfer Agent and Fund Accounting Services..................................................................23
    Auditors ....................................................................................................24
    Legal Counsel................................................................................................24

PERFORMANCE INFORMATION..........................................................................................24
    Yields of the Institutional Money Market Funds ..............................................................25
    Calculation of Total Return..................................................................................25
    Performance Comparisons......................................................................................26

ADDITIONAL INFORMATION...........................................................................................27
    Organization and Description of Shares.......................................................................27
    Shareholder Liability........................................................................................28

FINANCIAL STATEMENTS.............................................................................................32

APPENDIX.........................................................................................................33

                       STATEMENT OF ADDITIONAL INFORMATION

                    AMSOUTH INSTITUTIONAL MONEY MARKET FUNDS


         AmSouth Mutual Funds (the "Trust") is an open-end management investment company. The Trust consists of eighteen series of units of beneficial interest ("Shares"), each representing interests in one of eighteen separate investment portfolios (each a "Fund"). This Statement of Additional Information relates to two of these Funds: the AmSouth Institutional Prime Obligations Fund (the "Institutional Prime Obligations Fund") and the AmSouth Institutional U.S. Treasury Fund (the "Institutional U.S. Treasury Fund," and these two Funds being collectively referred to as the "Institutional Money Market Funds"). The Trust's other sixteen Funds, which are offered through separate prospectuses and have a separate Statement of Additional Information, are: the AmSouth Prime Obligations Fund (the "Prime Obligations Fund"), the AmSouth U.S. Treasury Fund (the "U.S. Treasury Fund"), the AmSouth Tax Exempt Fund (the "Tax Exempt Fund" and, collectively, with the Prime Obligations Fund and the U.S. Treasury Fund, the "Money Market Funds"), the AmSouth Equity Fund (the "Equity Fund"), the AmSouth Regional Equity Fund (the "Regional Equity Fund"), the AmSouth Balanced Fund (the "Balanced Fund"), the AmSouth Capital Growth Fund (the "Capital Growth Fund"), the AmSouth Small Cap Fund (the "Small Cap Fund"), the AmSouth Equity Income Fund (the "Equity Income Fund"), the AmSouth Select Equity Fund (the "Select Equity Fund") and the AmSouth Enhanced Market Fund (the "Enhanced Market Fund") and, collectively with the Equity Fund, the Regional Equity Fund, the Balanced Fund, the Capital Growth Fund, the Small Cap Fund, the Equity Income Fund, the Select Equity Fund and the Enhanced Market Fund (the "Capital Appreciation Funds"), the AmSouth Bond Fund (the "Bond Fund"), the AmSouth Limited Maturity Fund (the "Limited Maturity Fund"), the AmSouth Government Income Fund (the "Government Income Fund") the AmSouth Municipal Bond Fund (the "Municipal Bond Fund"), and the AmSouth Florida Tax-Free Fund (the "Florida Fund" and, collectively with the Bond Fund, the Limited Maturity Fund, the Government Income Fund and the Municipal Bond Fund, the "Income Funds," and the Florida Fund and the Municipal Bond Fund sometimes collectively referred to herein as the "Tax-Free Funds.")


         The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund offer three classes of Shares: Class I Shares, Class II Shares and Class III Shares. Some of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objectives, restrictions and policies of each Fund of the Trust as set forth in the respective Prospectus for that Fund.

HIGH QUALITY INVESTMENTS WITH REGARD TO INSTITUTIONAL MONEY MARKET FUNDS. As noted in the Prospectus for the Institutional Money Market Funds, each Fund may invest only in obligations determined by AmSouth Bank, Birmingham, Alabama ("AmSouth") the investment advisor to the Trust ("Advisor") to present minimal credit risks under guidelines adopted by the Trust's Board of Trustees.

         With regard to the Institutional Prime Obligations Fund, investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term ratings from at least two NRSROs; or (ii) do not possess a rating, (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees. For purposes of this investment limitation, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Advisor to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above-described securities which may be purchased by the Institutional Prime Obligations Fund are hereinafter referred to as "Eligible Securities.")

         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, (i.e., are unrated) but are determined by the Advisor to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Advisor. A security which at the time of issuance had a maturity exceeding 397 days but, at the same time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories of an NRSRO.

         The Institutional Prime Obligations Fund will not invest more than 5% of its total assets in the securities of any one issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund's net asset value or a subsequent change in a security's qualification as an

Eligible Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities and repurchase agreements fully collateralized by such obligations.

         Under the guidelines adopted by the Trust's Trustees and in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Advisor may be required promptly to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

         The Appendix to this Statement of Additional Information identifies each NRSRO that may be utilized by the Advisor with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

         BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Institutional Prime Obligation Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase, such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER. The Institutional Prime Obligations Fund may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Institutional Prime Obligations Fund may invest in (i) Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and (ii) Europaper, which is U.S. dollar-denominated commercial paper of an issue located in Europe.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Institutional Prime Obligations Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining the dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         FOREIGN INVESTMENT. The Institutional Prime Obligations Fund may, subject to its investment objectives, restrictions and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CTDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETD's") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTD's") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Fund will acquire such securities only when the Advisor believes the risks associated with such investments are minimal.

         REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which the Advisor deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and the Advisor will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Pursuant to such an agreement, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place assets consisting of U.S. government securities or other liquid high quality debt securities having a value equal to the repurchase price (including accrued interest), in a segregated custodial account and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         U.S. GOVERNMENT OBLIGATIONS. The Institutional U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. government. The Institutional Prime Obligations Fund may invest in such obligations and in other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such other obligations may include those which are supported by the full faith and credit of the U.S. government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when the Advisor believes that the credit risk with respect thereto is minimal.

Investment Restrictions
-----------------------

         The following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding voting Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses).

         None of the Institutional Money Market Funds may:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments by the Institutional Prime Obligations Fund, in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the Institutional Prime Obligations Fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, with respect to each such Fund, immediately after such purchase, the Institutional Prime Obligations Fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Institutional Prime Obligations Fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Institutional Prime Obligations Fund) having an aggregate value in excess of 10% of the value of the Institutional Prime Obligations Fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; and

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

         The Institutional Money Market Funds may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The Institutional Money Market Funds may not write or purchase put or call options.

         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

Additional Investment Restrictions
----------------------------------

         The following investment restriction is non-fundamental and may be changed by a vote of the majority of the Board of Trustees: No Fund will invest more than 15% of its net assets in securities that are restricted as to resale, or for which no readily available market exists, including repurchase agreements providing for settlement more than seven days after notice.

Portfolio Turnover
------------------

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover with respect to each of the Institutional Money Market Funds is expected to be zero percent for regulatory purposes.

         The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. The turnover rates for the Funds will not be a factor preventing either the sale or the purchase of securities when the Advisor believes investment considerations warrant such sale or purchase. High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains to the Funds' Shareholders.


                                    VALUATION

         As indicated in the Prospectus, the net asset value of each Institutional Money Market Fund is determined and the Shares of each Fund are priced as of 2:00 p.m. and 4:00 p.m., Eastern time (the "Valuation Times") on each Business Day of the Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

         The Institutional Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in these Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, each Institutional Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that no Fund will purchase any security with a remaining maturity of more than thirteen months (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per Share of the Institutional Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in each of the Trust's Funds are sold on a continuous basis by BISYS Fund Services Limited Partnership ("BISYS"), and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at or AmSouth or financial institutions that provide certain support services for their customers or account holders ("Financial Institutions"). Customers purchasing Shares of the Trust may include officers, directors, or employees of AmSouth or AmSouth's correspondent banks.

Purchase of Shares
------------------

         As stated in the Prospectus, the public offering price of the Class I, Class II, and Class III Shares is their net asset value per Share, as next computed after an order is received.

Matters Affecting Redemption
----------------------------

         The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

         The Trust may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act. See "Valuation" above.

Additional Tax Information
--------------------------

         It is the policy of each Fund to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. By following such policy, the Funds expect to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject.


         In order to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of the sum of its taxable net investment company income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year plus any undistributed amounts from the previous year. For the foregoing purposes, a Fund is treated as having distributed the sum of (i) the deduction for dividends paid (defined in Section 561 of the Code) during such calendar year, and (ii) any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund did not meet the 98% threshold, the Fund would be subject to the 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of this 4% excise tax.


         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect taxpayer identification number or no number at all, who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends, or who fails to provide a certified statement that he or she is not subject to "backup withholding."


         The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these new regulations.

         A Fund's transactions in options, foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," "constructive sale" and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds.


         The Funds each expect to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes. Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

         However, if for any taxable year the Funds do not qualify for the special federal tax treatment afforded regulated investment companies, all of their taxable income will be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to their Shareholders). In addition, distributions to Shareholders will be taxed as ordinary income even if the distributions are attributable to capital gains or exempt interest earned by the Fund.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its

Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


                             MANAGEMENT OF THE TRUST

Officers
--------


         The officers of each Fund of the Trust, their current addresses, their age, and principal occupation during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):



                                     Position(s) Held               Principal Occupation
Name , Address and Age               With the Trust                 During Past 5 Years
-----------------------              ----------------               ------------------
George R. Landreth, 56               Chairman and Vice President    From December 1992 to present, employee of
                                                                    BISYS Fund Services Limited Partnership;
                                                                    from July 1991 to December 1992, employee of
                                                                    PNC Financial Corp.; from October 1984 to
                                                                    July 1991, employee of The Central Trust Co.,
                                                                    N.A.

Walter B. Grimm, 52                  Vice President                 From June, 1992 to present, employee of BISYS
                                                                    Fund Services Limited Partnership; from 1990
                                                                    to 1992, President and CEO, Security
                                                                    Bancshares; from July, 1981 to present,
                                                                    President of Leigh Investments Consulting
                                                                    (investments firm).

Chuck Booth, 38                      Treasurer                      From  1988 to present, employee of BISYS
                                                                    Fund Services Limited Partnership.

John F. Calvano, 38                  President                      From October, 1994 to present, employee of
                                                                    BISYS Fund Services; from September 1994 to
                                                                    March 1997, Independent Consultant; from
                                                                    April 1975 to September 1994, employee of
                                                                    Federated Investors, Inc.

Robin Thomas, 41                     Secretary                      From May, 1997 to present, employee of BISYS
                                                                    Fund Services Limited Partnership; from April
                                                                    1989 to May 1997, employee of AmSouth Bank.

James L. Smith, 38                   Assistant Secretary            From October, 1996 to present, employee of
                                                                    BISYS Fund Services Limited Partnership; from
                                                                    October, 1995  to October, 1996, employee of
                                                                    Davis, Graham & Stubbs; from June, 1991 to
                                                                    August, 1995, Director  of Legal and
                                                                    Compliance, ALPS Mutual Fund  Services, Inc.

Alaina V. Metz, 31                   Assistant Secretary            From June, 1995 to present, Chief
                                                                    Administrator, Administrative and Regulatory
                                                                    Services, BISYS Fund Services Limited
                                                                    Partnership; from May, 1989 to June, 1995,
                                                                    Supervisor, Mutual Fund Legal Department,
                                                                    Alliance Capital Management.

         The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Booth, Calvano, Landreth, Grimm, and Smith and Mme. Thomas and Metz are employees of BISYS Fund Services Limited Partnership.


                              COMPENSATION TABLE 1

                                          Pension or                                Total
                         Aggregate        Retirement            Estimated           Compensation
                         Compensation     Benefits Accrued      Annual              from AmSouth
Name of                  from AmSouth     As Part of            Benefits Upon       Mutual Funds
Position                 Mutual Funds     Fund Expenses         Retirement          Paid to Trustee
--------                 ------------     -------------         ----------          ---------------

George R. Landreth        None            None                  None                 None

J. David Huber            None            None                  None                 None

James H.                  $14,473         None                  None                 $14,473
Woodward, Jr.

Homer H. Turner           $12,448         None                  None                 $12,448

Wendell D. Cleaver        $14,251         None                  None                 $14,251

Dick D. Briggs, Jr.,      $11,782         None                  None                 $11,782
M.D.


1 Figures are for the Trust's fiscal year ended July 31, 1998.


Investment Advisor
------------------

         Investment advisory and management services are provided to the Money Market Funds, the Institutional Money Market Funds, the Capital Appreciation Funds and the Income Funds (except the Limited Maturity Fund) by the Advisor pursuant to the Investment Advisory Agreement dated as of August 1, 1988, as amended (the "First Investment Advisory Agreement"). Investment advisory and management services are provided to the Limited Maturity Fund by the Advisor pursuant to the Investment Advisory Agreement dated as of January 20, 1989, as amended (the "Second Investment Advisory Agreement"). The First

Investment Advisory Agreement and the Second Investment Advisory Agreement are collectively referred to as the "Advisory Agreements."

         In selecting investments for each of the Capital Appreciation Funds (except for the Equity Income Fund, Capital Growth Fund and Small Cap Fund), the Advisor employs the "value investing" method. A primary theory of value investing is that many investors tend to exaggerate both prosperity and problems in market valuations. This method, which may conflict with the prevailing mood of the market, involves the use of independent judgment backed by careful analysis of market data. The Advisor's approach when selecting investments for each of these Funds is to attempt to buy and sell securities that are temporarily mispriced relative to long-term value.

         In selecting investments for each of the Income Funds and the Balanced Fund, the Advisor attempts to anticipate interest rates, thereby capitalizing on cyclical movements in the bond markets. The Advisor seeks to achieve this goal through active management of the buying and selling of fixed-income securities in anticipation of changes in yields.


         Under the Advisory Agreements, the fee payable to the Advisor by the Funds for investment advisory services is the lesser of (a) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor or (b) a fee computed daily and paid monthly based on the average daily net assets of each Fund as follows: the Prime Obligations Fund - forty one-hundredths of one percent (0.40%) annually; the U.S. Treasury Fund - forty one-hundredths of one percent (0.40%) annually; the Institutional Prime Obligations Fund - twenty one-hundredths of one percent (0.20%) annually; the Institutional U.S. Treasury Fund - twenty one-hundredths of one percent (0.20%) annually; the Equity Fund - eighty one-hundredths of one percent (0.80%) annually; the Regional Equity Fund
- eighty one-hundredths of one percent (0.80%) annually; the Tax Exempt Fund - forty one-hundredths of one percent (0.40%) annually; the Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Limited Maturity Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Balanced Fund - eighty one-hundredths of one percent (0.80%) annually; the Government Income Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Florida Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Municipal Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Equity Income Fund - eighty one-hundredths of one percent (0.80%) annually; the Capital Growth Fund - eighty one-hundredths of one percent (0.80%) annually; the Small Cap Fund - one hundred twenty one-hundredths of one percent (1.20%) annually; the Select Equity Fund - eighty one hundredths of one percent (.80%) annually; and the Enhanced Market Fund - forty-five hundredths of one percent (.45%) annually. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.

         For the fiscal years ended July 31, 1998, July 31, 1997, and July 31, 1996, the Advisor received $2,515,690, $2,366,707 and $2,459,885 , respectively, from the Prime Obligations Fund. For the fiscal years ended July 31, 1998, July 31, 1997, and July 31, 1996, the Advisor received $1,256,351, $1,325,127 and
$1,588,850 , respectively, from the U.S. Treasury Fund. For the fiscal years ended July 31, 1998, July 31, 1997, and July 31, 1996, the Advisor received $176,963, $160,785 and $133,336 , respectively, from the Tax Exempt Fund. For the fiscal years ended July 31, 1998, July 31, 1997, and July 31, 1996, investment advisory fees paid to the Advisor reflect voluntary reductions in investment advisory fees of $176,963, $160,785 and $133,340 respectively, from the Tax Exempt Fund.

         For the fiscal year ended July 31, 1998, the Advisor received $7,981,703, $1,263,837, $1,581,387, $595,473, $3,005,940, $32,006, $170,463,
$1,335,325, $70,873 and $267,522, from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, the Florida Fund, the Municipal Bond Fund, the Capital Growth Fund and the Equity Income Fund, respectively. For the fiscal period ended July 31, 1998, the Advisor received $33,202 from the Small Cap Fund.

         For the fiscal year ended July 31, 1997, the Advisor received $3,733,019, $953,375, $745,426, $247,500, $2,855,190, $41,620, and $156,820 from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund and the Florida Fund, respectively. For the period ended July 31, 1997, the Advisor received $111,117 and $36,130 from the Municipal Bond Fund and the Equity Income Fund, respectively. For the fiscal year ended July 31, 1997, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $224,000, $74,000, $48,000 and $183,000 for the Bond Fund, the Limited Maturity Fund, the Government Income Fund and the Florida Fund, respectively. For the period ended July 31, 1997, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $70,000 for the Municipal Bond Fund.

         For the fiscal year ended July 31, 1996, the Advisor received $2,706,627, $669,502, $547,123, $292,620, $2,429,049, $52,834, and $146,775 from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, and Florida Fund, respectively. For the fiscal year ended July 31, 1996, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $962, $165,186, $87,670, $169,405, $61,522, and $171,316, for the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, and Florida Fund, respectively.




         Each of the Advisory Agreements provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard by the Advisor of its duties and obligations thereunder.


         Unless sooner terminated, the First Investment Advisory Agreement will continue in effect until January 31, 2000 as to each of the Money Market Funds, the Institutional Money Market Funds, the Capital Appreciation Funds, the Tax-Free Funds, the Bond Fund and the Government Income Fund and for successive one-year periods if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of that Fund (as defined under "GENERAL INFORMATION Miscellaneous" in the respective Prospectus of the Money Market Funds, the Institutional Money Market Funds, the Capital Appreciation Funds and the Income Funds), and a majority of the Trustees who are not parties to the First Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the First Investment Advisory Agreement by votes cast in person at a meeting called for such purpose.

         Unless sooner terminated, the Second Investment Advisory Agreement will continue in effect as to the Limited Maturity Fund until January 31, 2000 and for successive one-year periods thereafter if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of the Limited Maturity Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus of the Income Funds), and a majority of the Trustees who are not parties to the Second Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Second Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding voting Shares of that Fund, or by the Advisor. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.


         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of the investment advisor including, but not limited to,
(i) descriptions of the advisor's operations; and (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the advisor's operations.

         AmSouth also serves as Sub-Administrator for the Trust. See "Sub-Administrator" below.

Investment Sub-Advisors
-----------------------


         Investment Sub-Advisors

         Investment sub-advisory services are provided to the Equity Income Fund by Rockhaven Asset Management, LLC ("Rockhaven" or "Sub-Advisor") pursuant to a Sub- Advisory Agreement dated as of March 12, 1997 between the Advisor and Rockhaven ("Sub- Advisory Agreement"). Investment sub-advisory services are provided to the Capital Growth Fund by Peachtree Asset Management ("Peachtree" or "Sub-Advisor") pursuant to a Sub- Advisory Agreement dated July 31, 1997 between the Advisor and Peachtree. Investment sub-advisory services are provided to the Small Cap Fund by Sawgrass Asset Management, LLC ("Sawgrass" or "Sub-Advisor") pursuant to a Sub-Advisory Agreement dated as of March 2, 1998 between the Advisor and Sub-Advisor (a "Sub-Advisory Agreement"). Investment sub-advisory services are provided to the Select Equity Fund and the Enhanced Market Fund pursuant to a Sub-Advisory Agreement dated as of September 1, 1998 between the Advisor and OakBrook Investments, LLC ("OakBrook" or "Sub-Advisor").

         The Sub-Advisors shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Advisor, the Trust or the Fund in connection with the matters to which Agreement relates, except that a Sub-Advisor shall be liable to the Advisor for a loss resulting from a breach of fiduciary duty by the Sub-Advisor under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         Unless sooner terminated, the Sub-Advisory Agreement shall continue with respect to the Equity Income Fund until January 31, 2000, with respect to the Capital Growth Fund until July 31, 1999, with respect to the Small Cap Fund until January 31, 2000, and with respect to the Select Equity Fund and Enhanced Market Fund until January 31, 2000, and each Sub-Advisory Agreement shall continue in effect for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of the respective Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus of the Capital Appreciation Funds) and a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement by vote cast in person at a meeting called for such purpose. Each Sub-Advisory Agreement may be terminated with respect to a Fund by the Trust at any time without the payment of any penalty by the Board of Trustees , by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Advisor or Sub-Advisor on 60 days written notice. Each Sub-Advisory Agreement will also immediately terminate in the event of its assignment.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective Shareholders of the Trust may include descriptions of a Sub-Advisor including, but not limited to, (i) descriptions of the Sub-Advisor's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings relating to the Sub-Advisor's operations.



Portfolio Transactions
----------------------

         Pursuant to the Advisory Agreements, the Advisor or Sub-Advisor determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Institutional Money Market Funds, the Income Funds and the Balanced Fund (with respect to its debt securities) usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of a negotiated brokerage commissions. Transactions in over-the-counter market are generally principal transactions with dealers. With respect to over-the-counter market, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Advisor and Sub-Advisor generally seek competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by the Advisor and the Sub-Advisor in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Advisor or Sub-Advisor may receive orders for transactions on behalf of the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Advisor or Sub-Advisor and does not reduce the advisory fees payable to the Advisor or the Sub-Advisor. Such information may be useful to the Advisor or Sub-Advisor in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor or Sub-Advisor in carrying out their obligations to the Trust.

         The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisor, BISYS, the Sub-Advisor, or their affiliates, and will not give preference to

AmSouth's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund of the Trust are made independently from those for the other Funds or any other investment company or account managed by the Advisor or Sub- Advisor. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Advisor or Sub-Advisor believe to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisor or Sub-Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by each of the Advisory Agreements and the Sub-Advisory Agreement, in making investment recommendations for the Trust, the Advisor or Sub-Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Advisor or Sub-Advisor, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Advisor or Sub-Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.


         During the fiscal year ended July 31, 1998: the Equity Fund paid aggregate brokerage commissions in the amount of $592,269; the Regional Equity Fund paid aggregate brokerage commissions in the amount of $182,346; the Balanced Fund paid aggregate brokerage commissions in the amount of $365,522; and the Equity Income Fund paid aggregate brokerage commissions in the amount of $615,317.

         During the fiscal year ended July 31, 1997: the Equity Fund paid aggregate brokerage commissions in the amount of $397,271; the Regional Equity Fund paid aggregate brokerage commissions in the amount of $98,747; and the Balanced Fund paid aggregate brokerage commissions in the amount of $145,513. During the period from March 20, 1997 to July 31, 1997, the Equity Income Fund paid aggregate brokerage commissions in the amount of $28,462.





Glass-Steagall Act
------------------

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         AmSouth believes that it possesses the legal authority to perform the services for each Fund contemplated by the Advisory Agreements regarding that Fund and described in the Prospectus of that Fund and this Statement of Additional Information and has so represented in the Advisory Agreement regarding that Fund. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict AmSouth from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by AmSouth, the Board of Trustees of the Trust would review the Trust's relationship with AmSouth and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of AmSouth in connection with customer purchases of Shares of the Trust, AmSouth might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per Share or result in financial losses to any customer.

Administrator
-------------

         ASO Services Company ("ASO") serves as administrator (the "Administrator") to each Fund of the Trust pursuant to the Management and Administration Agreement dated as of April 1, 1996 (the "Administration Agreement"). ASO is a wholly-owned subsidiary of BISYS which is a wholly-owned subsidiary of BISYS Group, Inc., a publicly held company which is a provider of information processing, loan servicing and 401(k) administration and record-keeping services to and through banking and other financial organizations. The Administrator assists in supervising all operations of each Fund (other than those performed by the Advisor under the Advisory Agreements, the Sub-Advisor under the Sub-Advisory Agreement, those performed by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services, Inc. under its transfer agency and fund accounting agreements with the Trust).

         Under the Administration Agreement, the Administrator has agreed to monitor the net asset value per Share of the Money Market Funds and the Institutional Money Market Funds, to maintain office facilities for the Trust, to maintain the Trust's financial accounts and records, and to furnish the Trust statistical and research data and certain bookkeeping services, and certain other services required by the Trust. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Trust's operations (other than those performed by the Advisor under the Advisory Agreements, the Sub-Advisor under the Sub-Advisory Agreement, those by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services, Inc. under its transfer agency and fund accounting agreements with the Trust). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.


         Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Fund (except the Institutional Money Market Funds) equal to the lesser of
(a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Administrator. Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Institutional Money Market Fund equal to the lesser of (a) a fee computed at the annual rate of (0.10%) of an Institutional Money Market Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect. Each Fund also bears expenses incurred in pricing securities owned by the Fund.

         For the fiscal year ended July 31, 1998, ASO received $1,257,853 from the Prime Obligations Fund, $628,179 for the U.S. Treasury Fund, and $176,963 for the Tax Exempt Fund.

         For the fiscal year ended July 31, 1997, ASO received $1,183,357, for the fiscal years ended July 31, 1996 and July 31, 1995, BISYS and ASO received $1,229,842 and $1,092,079, respectively, from the Prime Obligations Fund. For the fiscal year ended July 31, 1997, ASO received $662,565; for the fiscal years ended July 31, 1996 and July 31, 1995, BISYS and ASO received $794,425 and $622,689, respectively, from the U.S. Treasury Fund. For the fiscal year ended July 31, 1997, ASO received $160,785; for the fiscal years ended July 31, 1996 and July 31, 1995, BISYS and ASO received $133,336 and $125,213, respectively, from the Tax Exempt Fund. For the fiscal year ended July, 1996, management and administration fees reflect voluntary reductions in management and administration fees of $1,000 for the Tax Exempt Fund.

         For the fiscal year ended July 31, 1998, ASO received $1,995,442, $316,102, $379,537, $142,915, $751,492, $10,668, $56,820, $400,601, $2,137 and
$66,881, from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, the Florida Fund, the Municipal Bond Fund, the Capital Growth Fund and the Equity Income Fund, respectively. For the fiscal period ended July 31, 1998, the Advisor received $0 from the Small Cap Fund.

         For the fiscal year ended July 31, 1997, ASO received $745,786, $187,612, $178,921, $59,376, $549,167, $13,872 and $52,277 from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund and the Florida Fund, respectively. For the period ended July 31, 1997, ASO received $33,335 and $9,033 from the Municipal Bond Fund and Equity Income Fund, respectively. For the fiscal year ended July 31, 1997, management and administration fees reflect voluntary fee reductions of $188,000, $51,000, $119,000, $40,000, $165,000, $14,000 and $53,000 for the
Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, Government Income Fund and the Florida Fund, respectively. For the period ended July 31, 1997, management and administration fees reflect voluntary fee reductions of $22,000 for the Municipal Bond Fund.

         For the fiscal year ended July 31, 1996, BISYS and ASO received $406,464, $100,491, $131,382, $70,255, $389,624, $17,620 and $48,936 from the
Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund and the Florida Fund, respectively. For the fiscal year ended July 31, 1996, management and administration fees reflect voluntary fee reductions of $309,086, $67,125, $87,790, $46,757, $259,990, $17,567, and $48,938 for the Equity Fund, the
Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund and the Florida Fund, respectively.


         The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until December 31, 2000. Thereafter, the Administration Agreement shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days' prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Trust's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses
--------

         Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees of the Trustees of the Trust, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing Prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, dividend disbursing agents fees, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by it, certain insurance premiums, costs of maintenance of its existence, costs of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation.

Sub-Administrators
------------------


         AmSouth is retained by BISYS as the Sub-Administrator to the Trust pursuant to an agreement between the Administrator and AmSouth. On April 1, 1996, AmSouth entered into an Agreement with ASO as the Sub-Administrator of the Trust. Pursuant to this agreement, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to (0.10%) ten one-hundredths of one percent of each Fund's average net assets. For the fiscal year ended July 31, 1998, AmSouth received $1,924,684 with respect to the Trust.


         BISYS is retained by the Administrator as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS Fund Services is entitled to compensation as mutually agreed upon from time to time by it and the Administrator.

Distributor
-----------


         BISYS serves as distributor to each Fund of the Trust pursuant to the Distribution Agreement dated as of July 16, 1997 (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect until January 31, 2000, and from year to year thereafter if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to such Distribution Agreement or interested persons

(as defined in the Investment Company Act of 1940) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         A Shareholder Servicing Plan regarding the Classic Shares for the Trust was initially approved on December 6, 1995 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Shareholder Servicing Plan (the "Independent Trustees"). The Shareholder Servicing Plan reflects the creation of the Classic Shares, and provides for fees only upon that Class.

         The Shareholder Servicing Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Classic Shares of that Fund. The Shareholder Servicing Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Shareholder Servicing Plan that would materially increase the shareholder servicing fee with respect to a Fund requires the approval of the holders of that Fund's Classic Class. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Shareholder Servicing Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Shareholder Servicing Plan) indicating the purposes for which such expenditures were made.


         The fee of 0.25% of average daily net assets of the Classic Shares of each Fund payable under the Trust's Shareholder Servicing Plan, to which Classic Shares of each Fund of the Trust are subject, is described in the Classic Shares Prospectuses. For the fiscal year ended July 31, 1998, BISYS received $122,121 with respect to the Classic Shares of the Prime Obligations Fund (which reflects a fee reduction of $183,169); $7,657 with respect to the Classic Shares of the U.S. Treasury Fund (which reflects a fee reduction of $11,486); and $23,263 with respect to the Classic Shares of the Tax-Exempt Fund (which reflects a fee reduction of $34,893); $5,523 with respect to the Classic Shares of the Florida Fund (which reflects a fee reduction of $8,294); $6,321 with respect to the Classic Shares of the Bond Fund (which reflects a fee reduction of $9,482); $1,927 with respect to the Classic Shares of the Municipal Bond Fund (which reflects a fee reduction of $2,890); $3,259 with respect to the Classic Shares of the Limited Maturity Fund (which reflects a fee reduction of $4,887); $8,491 with respect to the Classic Shares of the Government Income Fund (which reflects a fee reduction of $12,735); $145,337 with respect to the Classic Shares of the Equity Fund (which reflects a fee reduction of $0); $114,529 with respect to the Classic Shares of the Regional Equity Fund (which reflects a fee reduction of $0); $113,512 with respect to the Classic Shares of the Balanced Fund (which reflects a fee reduction of $0); $12,153 with respect to the Classic Shares of the Capital Growth Fund (which reflects a fee reduction of $0); $55,507 with respect to the Classic Shares of the Equity Income Fund

(which reflects a fee reduction of $0); and $1,084 with respect to the Classic Shares of the Small Cap Fund (which reflects a fee reduction of $0).


         The Shareholder Servicing and Distribution Plan regarding the Class B Shares of the Funds (the "Distribution Plan") was initially approved on March 12, 1997 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"). The Distribution Plan provides for fees only upon the Class B Shares of each Fund, as described in the Class B Shares Prospectuses.

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class B Shares of that Fund. The Distribution Plan may be amended by vote of the Fund's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of the holders of that Fund's Class B Shares. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

Custodian
---------

         AmSouth serves as custodian of the Trust pursuant to a Custodial Services Agreement with the Trust (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments.

Transfer Agent and Fund Accounting Services.
--------------------------------------------


         BISYS Fund Services Ohio, Inc. ("Transfer Agent") serves as transfer agent to each Fund of the Trust pursuant to a Transfer Agency and Shareholder Service Agreement with the Trust. The Transfer Agent is a wholly-owned subsidiary of The BISYS Group, Inc.

         BISYS Fund Services, Inc. ("Fund Accountant") provides fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement with the Trust. Under the Fund Accounting Agreement, the Fund Accountant receives a fee from each Fund at the annual rate of 0.03% of such Fund's average daily net assets, plus out-of-pocket expenses, subject to a minimum annual fee of $40,000 for each tax exempt fund and $30,000 for each taxable Fund and the Money Market Funds may be subject to an additional fee of $10,000 for each Class.


Auditors
--------


         The financial information appearing in the Prospectuses under "FINANCIAL HIGHLIGHTS" has been derived from financial statements of the Trust incorporated by reference into this Statement of Additional Information which have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel
-------------

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005-3333 are counsel to the Trust.


                             PERFORMANCE INFORMATION

General
-------

         From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry
                                      B-26
indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.


Yields of the Money Market Funds
--------------------------------

         As summarized in the Prospectus of the Money Market Funds under the heading "Performance Information," the "yield" of each of those Funds for a seven-day period (a "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.

         The Tax Exempt Fund may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of the Tax Exempt Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Tax Exempt Fund is computed by dividing that portion of the effective yield of the Tax Exempt Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         The yield and effective yield of each of the Money Market Funds and the tax equivalent yield and the tax equivalent effective yield of the Tax Exempt Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

         For the seven-day period ended July 31, 1998, the yield, effective yield, the tax equivalent yield and the tax equivalent effective yield of the Premier Shares and Classic Shares of each Money Market Fund, calculated as described, above was as follows:

                                                                      Effective    Tax Equivalent        Tax Equivalent
            Fund                    Class            Yield              Yield          Yield             Effective Yield
            ----                    -----            -----              -----          -----             ---------------


Prime Obligations Fund     Premier                   4.99%             5.11%

U.S. Treasury Fund         Premier                   4.64%             4.75%

Tax Exempt Fund            Premier                   3.05%             3.10%            4.24%             4.31%

Prime Obligations Fund     Classic                   4.89%             5.01%

U.S. Treasury Fund         Classic                   4.54%             4.65%

Tax Exempt Fund            Classic                   2.95%             3.00%            4.10%             4.17%


Yield of the Capital Appreciation Funds, the Income Funds and the Tax-Free Funds
--------------------------------------------------------------------------------

         As summarized in the Prospectuses under the heading "General Information Performance Information," the yield of each of the Capital Appreciation Funds, the Income Funds and the Tax-Free Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Capital Appreciation Funds and the Income Funds will vary from time to time depending upon market conditions, the composition of the Fund's portfolios and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Capital Appreciation Funds and the Income Funds.

         The Tax-Free Funds may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of each Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Tax-Free Funds is computed by dividing that portion of the effective yield of the Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in the Capital Appreciation Funds and the Income Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary.

         For the 30-day period ending July 31, 1998, the yield and the tax equivalent yield of the Income Funds was:

                                                          Tax Equivalent
            Fund               Class        Yield             Yield
            ----               -----        -----             -----

Florida Fund                 Classic        4.09%             5.68%
                             Premier        4.19%             5.82%

Municipal Bond Fund          Classic        3.92%             5.44%
                             Premier        4.02%             5.58%

Bond Fund                    Classic        5.63%
                             Premier        5.73%
                             Class B        4.73%

Government Income Fund       Classic        5.39%
                             Premier        5.49%

Limited Maturity Fund        Classic        5.47%
                             Premier        5.58%

         For the 30-day period ending July 31, 1998, the yield of the Capital Appreciation Funds was:

            Fund               Class                 Yield
            ----               -----                 -----

Equity Fund                  Premier                1.17%

Regional Equity Fund         Premier                0.34%

Balanced Fund                Premier                2.88%

Equity Income Fund           Premier                2.57%

Capital Growth Fund          Premier               (0.53)%

Small Cap Fund               Premier               (0.92)%

Equity Fund                  Classic                0.92%

Regional Equity Fund         Classic                0.09%

Balanced Fund                Classic                2.63%

Equity Income Fund           Classic                2.32%

Capital Growth Fund          Classic               (0.77)%

Small Cap Fund               Classic               (1.17)%

Equity Fund                  Class B                0.17%

Regional Equity Fund         Class B               (0.66)%

Balanced Fund                Class B                1.88%

Equity Income Fund           Class B                1.57%

Capital Growth Fund          Class B               (1.52)%

Small Cap Fund               Class B               (1.92)%



Calculation of Total Return
---------------------------

         Total Return is a measure of the change in value of an investment in a Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.


         For the one-year and five-year periods ended July 31, 1998, average annual total return was as follows:


            Fund                Class              One-Year          Five-Year
            ----                -----              --------          ---------

Prime Obligations Fund         Premier               5.09%            4.65%
U.S. Treasury Fund             Premier               4.77%            4.42%
Tax Exempt Fund                Premier               3.13%            2.92%
Prime Obligations Fund         Classic               4.99%            4.60%
U.S. Treasury Fund             Classic               4.67%            4.37%
Tax Exempt Fund                Classic               3.03%            2.87%
Florida Fund                   Classic               0.26%            N/A
Bond Fund                      Classic               3.19%            5.50%
Limited Maturity Fund          Classic               1.74%            4.38%
Government Income Fund         Classic               3.24%            N/A
Municipal Bond                 Classic               0.16%            N/A

         For the one-year and five-year periods ended July 31, 1998, average annual total return was as follows:

            Fund                Class             One-Year          Five-Year
            ----                -----             --------          ---------

Equity Fund                    Premier               12.46%           18.01%
Regional Equity Fund           Premier               (0.12)%          13.64%
Balanced Fund                  Premier                9.73%           12.74%
Capital Growth Fund            Premier                N/A              N/A
Equity Income Fund             Premier                7.54%            N/A

Equity Fund                    Classic                7.29%           16.90%
Regional Equity Fund           Classic               (4.79)%          12.56%
Balanced Fund                  Classic                4.59%           11.66%
Capital Growth Fund            Classic                N/A              N/A
Equity Income Fund             Classic                2.48%            N/A

Equity Fund                    Class B                N/A              N/A
Regional Equity Fund           Class B                N/A              N/A
Balanced Fund                  Class B                N/A              N/A
Capital Growth Fund            Class B                N/A              N/A
Equity Income Fund             Class B                N/A              N/A

         For the period from commencement of operations through July 31, 1998, the average annual total return was as follows:

                                                     Commencement of Operations             Commencement
            Fund                Class                 through July 31, 1998              of Operations Date
            ----                -----                 ---------------------              ------------------

Prime Obligations Fund         Premier                        5.40%                     August 8, 1988
U.S. Treasury Fund             Premier                        5.17%                     September 8, 1988
Tax Exempt Fund                Premier                        3.10%                     June 27, 1988
Florida Fund                   Premier                        5.82%                     September 2, 1997
Municipal Bond Fund            Premier                        5.91%                     September 2, 1997
Bond Fund                      Premier                        8.50%                     September 2, 1997
Limited Maturity Fund          Premier                        7.07%                     September 2, 1997
Government Income Fund         Premier                        6.32%                     September 2, 1997
Prime Obligations Fund         Classic                        5.38%                     April 1, 1996
U.S. Treasury Fund             Classic                        5.15%                     April 1, 1996
Tax Exempt Fund                Classic                        3.07%                     April 1, 1996
Florida Fund                   Classic                        4.63%                     September 30, 1994
Municipal Bond Fund            Classic                        0.16%                     July 1, 1997
Bond Fund                      Classic                        8.03%                     December 1, 1988
Limited Maturity Fund          Classic                        6.59%                     February 1, 1988
Government Income Fund         Classic                        5.41%                     October 1, 1993
Bond Fund                      Class B                        8.41%                     September 2, 1997
Prime Obligations Fund         Class B                        0.49%                     June 15, 1998

         For the period from commencement of operations through July 31, 1998, the average annual total return was as follows:

                                                     Commencement of Operations              Commencement
            Fund                Class                  through July 31, 1998               of Operations Date
            ----                -----                  ---------------------               ------------------

Equity Fund                    Premier                        15.50%                       December 1, 1988
Regional Equity Fund           Premier                        14.91%                       December 1, 1988
Balanced Fund                  Premier                        13.47%                       December 19, 1991
Equity Income Fund             Premier                        18.94%                       March 20, 1997
Capital Growth Fund            Premier                        16.50%                       July 31, 1997
Small Cap Fund                 Premier                        (8.48)%                      March 2, 1998
Equity Fund                    Class B                        15.41%                       December 1, 1988
Regional Equity Fund           Class B                        14.81%                       December 1, 1988
Balanced Fund                  Class B                        13.32%                       December 19, 1991
Equity Income Fund             Class B                        15.29%                       March 20, 1997
Capital Growth Fund            Class B                        10.40%                       July 31, 1997
Small Cap Fund                 Class B                       (13.46)%                      March 2, 1998
Equity Fund                    Classic                        14.93%                       December 1, 1988
Regional Equity Fund           Classic                        14.35%                       December 1, 1988
Balanced Fund                  Classic                        12.66%                       December 19, 1991
Equity Income Fund             Classic                        14.81%                       March 20, 1997
Capital Growth Fund            Classic                        10.98%                       July 31, 1997
Small Cap Fund                 Classic                       (12.69)%                      March 2, 1998


Performance Comparisons
-----------------------

         YIELD AND TOTAL RETURN. From time to time, performance information for the Funds showing their average annual total return and/or yield may be included in advertisements or in information furnished to present or prospective Shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives may be included in advertisements.

         Total return and/or yield may also be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

         The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

         The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.


         The Shearson Lehman Government/Corporate Bond Index (the "SL Government/ Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.


All Funds. Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by Financial Institutions for cash management services will reduce a Fund's effective yield to Customers.

                             ADDITIONAL INFORMATION

Organization and Description of Shares
--------------------------------------


         The Trust was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." The Trust's name was changed to "The ASO Outlook Group" as of April 12, 1988 and to "AmSouth Mutual Funds" as of August 19, 1993 by amendments to the Agreement and Declaration of Trust. A copy of the Trust's Agreement and Declaration of Trust, as amended (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. The Trust presently has eighteen series of Shares which represent interests in the Prime Obligations Fund, the U.S. Treasury Fund, the Institutional Prime Obligations Fund, the Institutional U.S. Treasury Fund, the Tax Exempt Fund, the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Municipal Bond Fund, the Government Income Fund, the Florida Fund, the Capital Growth Fund, the Small Cap Fund, the Equity Income Fund, the Select Equity Fund, and the Enhanced Market Fund. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         As described in the text of the Prospectuses following the caption "GENERAL INFORMATION -- Description of the Trust and its Shares," Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon, (iii) when matters pertain to the Shareholder Servicing Plan, and (iv) when matters pertain to the Distribution Plan. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding voting Shares of the Trust and filed with the Trust's custodian or by vote of the holders of two-thirds of the outstanding voting Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding voting Shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder Liability
---------------------

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

         The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.


         As of September 4, 1998, the trustees and officers of the Trust, as a group, owned less than 1% of the Premier Shares, of the Classic Shares and of the Class B Shares of any of the AmSouth Funds.

         As of September 4, 1998, AmSouth, 1901 Sixth Avenue-North, Birmingham, Alabama 35203 was the Shareholder of record of the outstanding voting shares of the Premier Shares of the Funds as follows: 95.62% of the Prime Obligations Fund, 97.40% of the U.S. Treasury Fund, 99.99% of the Tax Exempt Fund, 94.96% of the Equity Fund, 94.33% of the Regional Equity Fund, 96.33% of the Bond Fund, 98.64% of the Limited Maturity Fund, 95.88% of the Balanced Fund, 95.40% of the Florida Fund, 99.99% of the Government Income Fund, 99.20% of the Municipal Bond Fund, 100% of the Equity Income Fund, 99.99% of the Capital Growth Fund , and 100% of the Small Cap Fund. AmSouth was the Shareholder of record for Classic Shares of 74.85% of the Select Equity Fund and 92.64% of the Enhanced Market Fund. Under the 1940 Act, AmSouth may be deemed to be a controlling person of the Premier Class of each of the above-mentioned Funds. The ultimate parent of AmSouth is AmSouth Bancorporation.

         As of September 4, 1998, National Financial Services Corporation, One World Financial Center, 200 Liberty Street, New York, New York 10281, was the Shareholder of record of the outstanding voting Shares of the Classic Shares of the Funds as follows: 99.53% of the Prime Obligations Fund, 87.43% of the Treasury Fund, 94.60% of the Tax Exempt Fund, 20.23% of the Government Income Fund, 25.29% of the Bond Fund, 51.20% of the Limited Maturity Fund, 31.59% of the Municipal Bond Fund, 76.40% of the Florida Fund, 33.39% of the Capital Growth Fund, 53.40% of the Small Cap Fund, 25.12% of the Select Equity Fund and 7.29% of the Enhanced Market Fund. As of September 4, 1998 National Financial Services Corporation, One World Financial Center, 200 Liberty Street, New York, New York 10281, was the Shareholder of record of the outstanding voting Shares of the Class B Shares of the Funds as follows: 97.48% of the Prime Obligations Fund, 68.89% of the Bond Fund, 6.27% of the Regional Equity Fund, 23.58% of the Small Cap Fund, 99.92% of the Select Equity Fund, and 98.57% of the Enhanced Market Fund. National Financial Services Corporation under the 1940 Act may be deemed to be a controlling person of the Classic Shares of the Prime Obligations Fund, Treasury Fund, Tax Exempt Fund, Limited Maturity Fund, Municipal Bond Fund, Florida Fund and Capital Growth Fund and the Class B Shares of the Bond Fund, Prime Obligations Fund, Select Equity Fund and Enhanced Market Fund.

         The following table indicates each additional person known by the group to own beneficially 5% or more of the Shares of a Fund of the Trust as of September 4, 1998:


                      U.S. Treasury Fund -- Classic Shares
                      ------------------------------------

                                                  Number of
Name and Address                                     Shares                             Percentage
----------------                                     ------                             ----------


Association of Edison                              812,932.80                             10.35%
  Illumination
600 18th Street North
Birmingham, AL 35291



                          Equity Fund -- Classic Shares
                          -----------------------------


                                                     Number of
Name and Address                                       Shares                           Percentage
----------------                                       ------                           ----------


National Bank of Commerce
TRST Maynard Cooper                                  218,550.383                             7.39
P.O.  Box 10686
Birmingham, AL 35202-0686




                      Municipal Bond Fund -- Classic Shares
                      -------------------------------------


                                                  Number of
Name and Address                                     Shares                             Percentage
----------------                                     ------                             ----------



Sterne Agee Leach Inc.
AC 2432-0915                                      13,608.083                               5.31
CMT Plaza Suite 100B
813 Shades Creek Parkway
Birmingham, AL 35209



Lynspen & Company
P.O. Box 2554                                     71,869.217                              28.06
Birmingham, AL  35290

JC Bradford Co Cust FBO
Janet Haynes  Revocable                           13,352.735                               5.21

330 Commerce St.
Nashville, TN  37201-1899


Sterne Agee Leach Inc.                                18,220.130                            7.11
AC 8102-3199
CMT Plaza Suite 100B
813 Shades Creek Parkway
Birmingham, AL 35209





         The Prospectuses of the Funds and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

         The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

                              FINANCIAL STATEMENTS


         The Independent Accountant's Report for the year ended July 31, 1998 and the Financial Statements for the AmSouth Mutual Funds for the period ended July 31, 1998 are all incorporated by reference to the Annual and Semi-Annual Reports of the AmSouth Mutual Funds, dated as of such dates, which have been previously sent to Shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of each such report may be obtained without charge by contacting the Distributor, BISYS Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephone toll-free at 800-451-8382.

                                    APPENDIX


         Short-Term Ratings. Short-term credit ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Short-term credit rated A-1 by S&P indicates that the degree of safety regarding timely payment is extremely strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. Short-term credit rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Short-term credit rated A-3 indicates adequate capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Short-term credit rated B is regarded as having only speculative capacity for timely payment. Short-term credit rated C is assigned to short-term debt obligations with a doubtful capacity for payment. Short-term credit rated D represents an issue in default or when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes such payments will be made during such grace period.

         The rating Prime-1 is the highest short-term rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Short-term credit rated F-1 by Fitch IBCA is regarded as having the strongest capacity for timely payments. Short-term credit rated F-2 by Fitch IBCA is regarded as having a satisfactory capacity for timely payment, but that margin of safety is not as great as for issues assigned F-1+ and F-1 ratings. Short-term credit rated F-3 has an adequate capacity for timely payment but near-term adverse changes could cause these securities to be rated below investment grade. Issues rated B have characteristics suggesting a minimal capacity for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions. Issues related C have characteristics suggesting default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. Issues rated D denotes actual or imminent payment default. The plus (+) sign is used after a rating symbol to designate the relative status of an issuer within the rating category.


Corporate Debt and State and Municipal Bond Ratings.
----------------------------------------------------

         STANDARD & POOR'S CORPORATION. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in the higher rated categories.

         BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         CC -- The rating "CC" is currently highly vulnerable to nonpayment.

         C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         To provide more detailed indications of credit quality, the ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         MOODY'S INVESTOR SERVICES. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa are considered medium-grade obligations; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Other Ratings of Municipal Obligations
--------------------------------------

         The following summarizes the two highest ratings used by Moody's ratings for state and municipal short-term obligations. Obligations bearing MIG-1 and VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated "MIG-2" or "VMIG-2" denote high quality with ample margins of protection although not so large as in the preceding rating group.


 Preferred Stock Ratings
 -----------------------

         The following summarizes the ratings used by Moody's for preferred stock:

         "aaa" An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         "aa" An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         "a" An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         "baa" An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         "ba" An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         "b" An issue which is rate "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         "caa" An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         "ca" An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         "c" This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         The following summarizes the ratings used by Standard & Poor's for preferred stock:

         "AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         "AA" A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         "A" An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         "BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

         "BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "CC" The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         "C"  A preferred stock rated "C" is a nonpaying issue.

         "D" A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

         "N.R." This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         "Plus (+) or minus (-)" To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                    Part C of Post-Effective Amendment No. 28
                                       to
                             Registration Statement
                                       of
                              AMSOUTH MUTUAL FUNDS



PART C.  OTHER INFORMATION

Item 24.     FINANCIAL STATEMENTS AND EXHIBITS

     (a)     Financial Statements.

             Included in Part A:


             --  Financial Highlights.


             Included in Part B:


             The following financial statements have been incorporated into the Statement of Additional Information by reference to AmSouth Mutual Funds' Annual Report to Shareholders, dated July 31, 1997:

             -- Report of Independent Accountants for AmSouth Mutual Funds dated September 18, 1998.

                      -- Statements of Assets and Liabilities at July 31, 1998 (audited).

                      -- Statements of Operations for the year ended July 31, 1998 (audited).

                      -- Statements of Changes in Net Assets for the year ended July 31, 1998 (audited).

                      -- Schedules of Portfolio Investments at July 31, 1998 (audited).

                      -- Notes to Financial Statements dated July 31, 1998 (audited).

                      -- Financial Highlights for the periods or years ended July 31, 1994, July 31, 1995, July 31,
                                1996, July 31, 1997 and July 31, 1998 (audited).

     (b)     Exhibits:

                      (1) Amended Declaration of Trust, dated as of June 25, 1993 and filed on August 19, 1993 -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                      (2)       (a)       By-laws -- incorporated by reference
                                          to the Registrant's initial
                                          Registration Statement on Form N-1A
                                          (File No. 33-21660).

                                (b)       Amendment No. 1 to By-laws --
                                          incorporated by reference to
                                          Post-Effective Amendment No. 3 to the
                                          Registrant's Registration Statement on
                                          Form N-1A (File No. 33-21660).

                       (3)      None.

                       (4)      (a)       Article III, Sections 4 and 5; Article
                                          IV, Sections 1 and 6; Article V;
                                          Article VIII, Section 4; and Article
                                          IX, Sections 1, 4 and 7 of the Amended
                                          Declaration of Trust -- incorporated
                                          by reference to Post-Effective
                                          Amendment No. 11 to the Registrant's
                                          Registration Statement on Form N-1A
                                          (File No. 33-21660).

                                (b)       Article 11 of the By-laws --
                                          incorporated by reference to the
                                          Registrant's initial Registration
                                          Statement on Form N-1A (File No.
                                          33-21660).

                                (c)       Amendment No. 1 to By-laws --
                                          incorporated by reference to
                                          Post-Effective Amendment No. 3 to the
                                          Registrant's Registration Statement on
                                          Form N-1A (File No. 33-21660).

                       (5)      (a)       Investment Advisory Agreement dated as
                                          of August 1, 1988 between the
                                          Registrant and AmSouth Bank N.A.
                                          --incorporated by reference to
                                          Post-Effective Amendment No. 1 to the
                                          Registrant's Registration Statement on
                                          Form N-1A (File No. 33-21660).

                                (b) Amendment No. 1 dated as of December 5, 1989 to Investment Advisory Agreement dated as of August 1, 1988 between the Registrant and AmSouth Bank N.A. -- incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration
                                          Statement on Form N-1A (File No.
                                          33-21660).

                                (c)       Form of Amended Schedule A dated
                                          September 15, 1998 to the Investment
                                          Advisory Agreement dated as of August
                                          1, 1988 between the Registrant and
                                          AmSouth Bank, N.A. is filed herewith.

                                (d) Investment Advisory Agreement between the Group and AmSouth Bank N.A. dated as of January 20, 1989 with respect to The ASO Outlook Group Limited Maturity Fund --incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                (e) Amendment No. 1 dated as of December 5, 1989 to the Investment Advisory Agreement dated as of January 20, 1989 between the Registrant and AmSouth Bank, N.A. --incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration
                                          Statement on Form N-1A (File No.
                                          33-21660).

                                (f)       Investment Sub-Advisory Agreement
                                          dated as of March 12, 1997 between
                                          AmSouth Bank and Rockhaven Asset
                                          Management -- incorporated by
                                          reference to Exhibit 5(f) to
                                          Post-Effective Amendment No. 23 to the
                                          Registrant's Registration Statement
                                          filed on July 3, 1997 on Form N-1A
                                          (File No. 33-21660).

                                (g)       Investment Sub-Advisory Agreement
                                          dated July 31, 1997 between AmSouth
                                          Bank and Peachtree Asset Management
                                          --incorporated by reference to Exhibit
                                          5(g) to Post-Effective Amendment No.
                                          25 to the Registrant's Registration
                                          Statement filed on November 26, 1997
                                          on Form N-1A (File No. 33-21660).

                                (h)       Investment Sub-Advisory Agreement
                                          dated as of March 2, 1998 between
                                          AmSouth Bank and Sawgrass Asset
                                          Management, LLC -- incorporated by
                                          reference to Exhibit 5(h) to
                                          Post-Effective Amendment No. 26 to the
                                          Registrant's Registration Statement
                                          filed on May 22, 1998 on Form N-1A
                                          (File No. 33-21660).

                                (i)       Investment Sub-Advisory Agreement
                                          dated September 1, 1998 between
                                          AmSouth Bank and OakBrook Investments,
                                          LLC is filed herewith.

                      (6)       (a)       Distribution Agreement dated as of
                                          July 16, 1997 between the Registrant
                                          and BISYS Fund Services, Limited
                                          Partnership is incorporated by
                                          reference to Exhibit 6(a) of
                                          Post-Effective Amendment No. 24 to the
                                          Registrant's Registration Statement
                                          filed on August 27, 1997 on Form N-1A
                                          (File No. 33-21660).


                                (b) Form of Amended Schedules A, B, C and D dated September 15, 1998 to the Distribution Agreement between the Registrant and BISYS Fund Services Limited Partnership are filed herewith.

                                (c) Dealer Agreement between The Winsbury Company and AmSouth Investment Services, Inc. -- incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                (d) Dealer Agreement between The Winsbury Company and National Financial Services Corporation -- incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                (e) Dealer Agreement between The Winsbury Company and AmSouth Bank N.A. -- incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).


                       (7)      None.

                       (8)      (a)       Custodian Agreement dated as of April
                                          17, 1997 between the Registrant and
                                          AmSouth Bank -- incorporated by
                                          reference to Exhibit 8(a) to
                                          Post-Effective Amendment No. 23 to the
                                          Registrant's Registration Statement
                                          filed on July 3, 1997 on Form N-1A
                                          (File No. 33-21660).


                                (b)       Form of Amended Schedule A dated
                                          September 15, 1998 to the Custodian
                                          Agreement between the Registrant and
                                          AmSouth Bank is filed herewith.


                       (9)      (a)       Management and Administration
                                          Agreement dated as of April 1, 1996
                                          between the Registrant and ASO
                                          Services Company -- incorporated by
                                          reference to Post-Effective Amendment
                                          No. 19 to the Registrant's
                                          Registration Statement on Form N-1A
                                          (File No. 33-21660).

                                (b)       Form of Amended Schedule A dated
                                          September 15, 1998 to the Management
                                          and Administration Agreement between
                                          the Registrant and ASO Services
                                          Company is filed herewith.

                                (c) Sub-Administration Agreement between ASO Services Company and AmSouth Bank -- incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                (d)       Form of Amended Schedules A and B
                                          dated September 15, 1998 to the
                                          Sub-Administration Agreement between
                                          ASO Services Company and AmSouth Bank
                                          are filed herewith.

                                (e) Sub-Administration Agreement between ASO Services Company and BISYS Fund Services, LP -- incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's
                                          Registration Statement on Form N-1A
                                          (File No. 33-21660).

                                (f)       Form of Amended Schedules A and B
                                          dated September 15, 1998 to the
                                          Sub-Administration Agreement between
                                          ASO Services Company and BISYS Fund
                                          Services Limited Partnership are filed
                                          herewith.

                                (g)       Transfer Agency and Shareholder
                                          Service Agreement dated as of July 16,
                                          1989, as amended October 3, 1997,
                                          between the Registrant and BISYS Fund
                                          Services, Inc.-- incorporated by
                                          reference to Exhibit 9(g) to
                                          Post-Effective Amendment No. 26 to the
                                          Registrant's Registration Statement
                                          filed on May 22, 1998 on Form N-1A
                                          (File No. 33-21660).

                                (h)       Form of Amended Schedules A and D
                                          dated September 15, 1998 to the
                                          Transfer Agency and Shareholder
                                          Services Agreement between the
                                          Registrant and BISYS Fund Services
                                          Ohio, Inc. is filed herewith.

                                (i) Fund Accounting Agreement dated as of April 1, 1996 between the Registrant and BISYS Fund Services, Inc.
                                          incorporated by reference to
                                          Post-Effective Amendment No. 19 to the
                                          Registrant's Registration Statement on
                                          Form N-1A (File No. 33-21660).


                      (10)      Opinion of Ropes & Gray is filed herewith.

                      (11)      (a)       Consent of PricewaterhouseCoopers
                                          L.L.P. is filed herewith.


                                (b)       Consent of Ropes & Gray is filed
                                          herewith.

                      (12)      None.

                      (13)

                      (a) Purchase Agreement between the Registrant and Winsbury Associates incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                (b)       Purchase Agreement between the
                                          Registrant and Winsbury Associates
                                          dated October 31, 1991 incorporated by
                                          reference to Post-Effective Amendment
                                          No. 7 to the Registrant's Registration
                                          Statement on Form N-1A (File No.
                                          33-21660).

                                (c)       Purchase Agreement between the
                                          Registrant and Winsbury Associates
                                          relating to the Alabama Tax-Free Fund
                                          and the Government Income Fund is
                                          incorporated by reference to
                                          Post-Effective Amendment No. 11 to the
                                          Registrant's Registration Statement on
                                          Form N-1A (File No. 33-21660).

                                (d)       Purchase Agreement between the
                                          Registrant and Winsbury Service
                                          Corporation relating to the Florida
                                          Tax-Free Fund is incorporated by
                                          reference to Post-Effective Amendment
                                          No. 13 to the Registrant's
                                          Registration Statement on Form N-1A
                                          (File No. 33-21660).

                      (14)      None.

                      (15)      None.

                      (16)      (a)       Performance Calculation Schedules are
                                          incorporated by reference to
                                          Post-Effective Amendment No. 16 to the
                                          Registrant's Registration Statement on
                                          Form N-1A (File No. 33-21660).

                                (b) Performance Calculation Schedules for the Municipal Bond Fund and Equity Income Fund are incorporated by reference to Exhibit 16(b) to
                                          Post-Effective Amendment No. 24 to the
                                          Registrant's Registration Statement
                                          filed on August 27, 1997 on Form N-1A
                                          (File No. 33-21660).

                                (c) Performance Calculation Schedule for the Capital Growth Fund is incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 24 to the Registrant's Registration Statement filed on August 27, 1997 on Form N-1A (File No. 33-21660).


                      (17)      (a)       Financial Data Schedule for the
                                          Classic Shares of the AmSouth
                                          Municipal Bond Fund is filed
                                          herewith.

                                (b)       Financial Data Schedule for the
                                          Premier Shares of the AmSouth
                                          Municipal Bond Fund is filed
                                          herewith.


                                (c) Financial Data Schedule for the Class B Shares of the AmSouth Capital Growth Fund is filed herewith.

                                (d)       Financial Data Schedule for the
                                          Classic Shares of the AmSouth Capital
                                          Growth Fund is filed herewith.

                                (e)       Financial Data Schedule for the
                                          Premier Shares of the AmSouth Capital
                                          Growth Fund is filed herewith.


                                (f)       Financial Data Schedule for the
                                          Classic Shares of the AmSouth Florida
                                          Tax-Free Fund is filed herewith.

                                (g)       Financial Data Schedule for the
                                          Premier Shares of the AmSouth Florida
                                          Tax-Free Fund is filed herewith.

                                (h)       Financial Data Schedule for the
                                          Classic Shares of the AmSouth Prime
                                          Obligations Fund is filed herewith.

                                (i)       Financial Data Schedule for the
                                          Premier Shares of the AmSouth Prime
                                          Obligations Fund is filed herewith.

                                (j) Financial Data Schedule for the Class B Shares of the AmSouth Prime
                                          Obligations Fund is filed herewith.

                                (k)       Financial Data Schedule for the
                                          Classic Shares of the AmSouth Equity
                                          Income Fund is filed herewith.

                                (l)       Financial Data Schedule for the
                                          Premier Shares of the AmSouth Equity
                                          Income Fund is filed herewith.

                                (m) Financial Data Schedule for the Class B Shares of the AmSouth Equity Income Fund is filed herewith.

                                (n)       Financial Data Schedule for the
                                          Classic Shares of the AmSouth U.S.
                                          Treasury Fund is filed herewith.

                                (o)       Financial Data Schedule for the
                                          Premier Shares of the AmSouth U.S.
                                          Treasury Fund is filed herewith.

                                (p)       Financial Data Schedule for the
                                          Classic Shares of the AmSouth Bond
                                          Fund is filed herewith.

                                (q)       Financial Data Schedule for the
                                          Premier Shares of the AmSouth Bond
                                          Fund is filed herewith.

                                (r) Financial Data Schedule for the Class B Shares of the AmSouth Bond Fund is filed herewith.

                                (s)       Financial Data Schedule for the
                                          Classic Shares of the AmSouth Regional
                                          Equity Fund is filed herewith.

                                (t)       Financial Data Schedule for the
                                          Premier Shares of the AmSouth Regional
                                          Equity Fund is filed herewith.

                                (u) Financial Data Schedule for the Class B of the AmSouth Regional Equity Fund is filed herewith.

                                (v)       Financial Data Schedule for the
                                          Classic Shares of the AmSouth Tax
                                          Exempt Fund is filed herewith.

                                (w)       Financial Data Schedule for the
                                          Premier Shares of the AmSouth Tax
                                          Exempt Fund is filed herewith.

                                (x)       Financial Data Schedule for the
                                          Classic Shares of the AmSouth Balanced
                                          Fund is filed herewith.

                                (y)       Financial Data Schedule for the
                                          Premier Shares of the AmSouth Balanced
                                          Fund is filed herewith.

                                (z) Financial Data Schedule for the Class B of the AmSouth Balanced Fund is filed herewith.

                                (aa)      Financial Data Schedule for the
                                          Classic Shares of the AmSouth
                                          Government Income Fund is filed
                                          herewith.

                                (bb)      Financial Data Schedule for the
                                          Premier Shares of the AmSouth
                                          Government Income Fund is filed
                                          herewith.

                                (cc)      Financial Data Schedule for the
                                          Classic Shares of the AmSouth Equity
                                          Fund is filed herewith.

                                (dd)      Financial Data Schedule for the
                                          Premier Shares of the AmSouth Equity
                                          Fund is filed herewith.

                                (ee) Financial Data Schedule for the Class B Shares of the AmSouth Equity Fund is filed herewith.

                                (ff)      Financial Data Schedule for the
                                          Classic Shares of the AmSouth Small
                                          Cap Fund is filed herewith.

                                (gg)      Financial Data Schedule for the
                                          Premier Shares of the AmSouth Small
                                          Cap Fund is filed herewith.

                                (hh) Financial Data Schedule for the Class B Shares of the AmSouth Small Cap Fund is filed herewith.

                                (ii)      Financial Data Schedule for the
                                          Classic Shares of the AmSouth Limited
                                          Maturity Fund is filed herewith.

                                (jj)      Financial Data Schedule for the
                                          Premier Shares of the AmSouth Limited
                                          Maturity Fund is filed herewith.


                      (18)      (a)       Multiple Class Plan for AmSouth Mutual
                                          Funds adopted by the Board of Trustees
                                          on December 6, 1995, as amended and
                                          restated as of July 16, 1997 and as of
                                          March 17, 1998 -- incorporated by
                                          reference to Exhibit 18(a) to
                                          Post-Effective Amendment No. 26 to the
                                          Registrant's Registration Statement
                                          filed on May 22, 1998 on Form N-1A
                                          (File No. 33-21660).


                                (b) Amended Schedule I dated September 15, 1998 to the Multiple Class Plan is filed herewith.


                                (c) Shareholder Servicing Plan for AmSouth Mutual Funds adopted by the Board of Trustees on December 6, 1995 is incorporated by reference to Exhibit 18(b) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                (d) Amended Schedule I to the Shareholder Servicing Plan --incorporated by reference to Exhibit 18(d) to
                                          Post-Effective Amendment No. 23 to the
                                          Registrant's Registration Statement
                                          filed on July 3, 1997 on Form N-1A
                                          (File No. 33-21660).

                                (e) Amended Schedule I dated September 15, 1998 to the Shareholder Servicing Plan is filed herewith.


                                (f) Model Shareholder Servicing Agreement for AmSouth Mutual Funds adopted by the Board of Trustees on December 6, 1995 is incorporated by reference to
                                          Exhibit 18(c) to Post-Effective
                                          Amendment No. 18 to the Registrant's
                                          Registration Statement on Form N-1A
                                          (File No. 33-21660).

                                (g) Distribution and Shareholder Services Plan between the Registrant and BISYS Fund Services, LP, dated as of March 12, 1997, as amended and restated as of March 18, 1998 -- incorporated by reference to Exhibit 18(e) to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on May 22, 1998 on Form N-1A (File No. 33-21660).


                                (h)       Form of Amended Schedule A dated
                                          September 15, 1998 to the Distribution
                                          and Shareholder Services Plan is
                                          incorporated by reference to Exhibit
                                          18(h) to Post-Effective Amendment No.
                                          27 to the Registrant's Registration
                                          Statement filed on June 17, 1998 on
                                          Form N-1A (File No. 33-21660).



-------------

Item 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

             As of the effective date of this Registration Statement, there are no persons controlled by or under common control with the Registrant's Prime Obligations Fund, Equity Fund, Regional Equity Fund, AmSouth U.S. Treasury Fund, Tax Exempt Fund, Bond Fund, Limited Maturity Fund, Municipal Bond Fund, Government Income Fund, Florida Tax-Free Fund, Balanced Fund, Equity Income Fund, Capital Growth Fund and Small Cap Fund.

Item 26.    NUMBER OF HOLDERS OF SECURITIES


             As of August 31, 1998, the number of record holders of the Registrant's respective series of shares were as follows:



                                                                         Number of
             Title of Series                                           Record Holders
             ---------------                                           --------------


             Prime Obligations Fund -- Premier Shares                       10
             Prime Obligations Fund -- Classic Shares                       15
             Prime Obligations Fund -- Class B Shares                        4




             U.S. Treasury Fund -- Premier Shares                            9
             U.S. Treasury Fund -- Classic Shares                            9

             Tax Exempt Fund -- Premier Shares                               4
             Tax-Exempt Fund -- Classic Shares                              14

             Equity Fund -- Premier Shares                                   7
             Equity Fund -- Classic Shares                               3,940
             Equity Fund -- Class B Shares                               1,144

             Regional Equity Fund -- Premier Shares                          6
             Regional Equity Fund -- Classic Shares                      3,189
             Regional Equity Fund -- Class B Shares                        353

             Equity Income Fund -- Premier Shares                            3
             Equity Income Fund -- Classic Shares                        1,475
             Equity Income Fund -- Class B Shares                          894

             Bond Fund -- Premier Shares                                     6
             Bond Fund -- Classic Shares                                   322
             Bond Fund -- Class B Shares                                    29

             Capital Growth Fund -- Premier Shares                           3
             Capital Growth Fund -- Classic Shares                         669
             Capital Growth Fund -- Class B Shares                         522

             Balanced Fund -- Premier Shares                                 6
             Balanced Fund -- Classic Shares                             2,501
             Balanced Fund -- Class B Shares                               429

             Small Cap Fund -- Premier Shares                                1
             Small Cap Fund -- Classic Shares                              139
             Small Cap Fund -- Class B Shares                              130

             Limited Maturity Fund -- Premier Shares                         6
             Limited Maturity Fund -- Classic Shares                        97

             Municipal Bond Fund -- Premier Shares                           5
             Municipal Bond Fund -- Classic Shares                          22

             Government Income Fund -- Premier Shares                        3
             Government Income Fund -- Classic Shares                      322


             Florida Tax-Free Fund -- Premier Shares                         3
             Florida Tax-Free Fund -- Classic Shares                        55

Item 27.     INDEMNIFICATION

             Article VIII, Sections 1 and 2 of the Registrant's Declaration of Trust provides as follows:

             "TRUSTEES, OFFICERS, ETC.

             Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

             COMPROMISE PAYMENT

             Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if
             (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office."

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             Indemnification for the Group's principal underwriter is provided for in the Distribution Agreement incorporated herein by reference as Exhibits 6(a).

             In addition, the Trust maintains a directors and officer liability insurance policy with a maximum coverage of $3,000,000.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR AND INVESTMENT SUB-ADVISORS.

             AMSOUTH BANK

             AmSouth Bank ("AmSouth") is the investment advisor of each Fund of the Trust. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of March 31, 1998 of $19.4 billion and operated 270 banking offices and over 600 ATM locations in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of March 31, 1998, AmSouth and its affiliates had over $8.7 billion in assets under discretionary management and provided custody services for an additional $21.6 billion in securities. AmSouth is the largest provider of trust services in Alabama, and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.

             There is set forth below information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation of AmSouth
             Bank) in which each director or senior officer of the Registrant's investment advisor is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with                 Other business, profession,
AmSouth Bank                           AmSouth Bank vocation, or employment
------------                           ------------------------------------

J. Harold Chandler                      Chairman, President & CEO
Director                                Provident Companies, Inc.
                                        One Fountain Square
                                        Chattanooga, Tennessee 37402

James E. Dalton, Jr.                    President and CEO
Director                                Quorum Health Group, Inc.
                                        103 Continental Place
                                        Brentwood, Tennessee 37027

Rodney C. Gilbert                       Chairman of the Board & CEO
Director                                Enfinity Corporation
                                        3700 Old Leeds Road
                                        Birmingham, Alabama 35213

Elmer B. Harris                         President and CEO
Director                                Alabama Power Company
                                        600 North 18th Street
                                        Birmingham, Alabama 35291

Victoria Jackson Gregorious             President and CEO
Director                                DSS/ProDiesel, Inc.
                                        922 Main Street
                                        Nashville, Tennessee 37206

Ronald L. Kuehn, Jr.                    Chairman of the Board, President and CEO
Director                                Sonat Inc.
                                        1900 Fifth Avenue North
                                        Birmingham, Alabama 35203

James R. Malone                         Chairman and CEO
Director                                HMI Industries, Inc./Intok Capital, Inc.
                                        8889 Pelican Bay Boulevard
                                        Naples, Florida 34108


Claude B. Nielson                       President and CEO
Director                                Coca-Cola Bottling Company United, Inc.
                                        4600 East Lake Boulevard
                                        Birmingham, Alabama 35217


Dr. Benjamin F. Payton                  President
Director                                Tuskegee University
                                        399 Montgomery Road
                                        Tuskegee, Alabama 36083

C. Dowd Ritter                          AmSouth Bancorporation
Chairman, President and CEO             AmSouth Bank
                                        AmSouth-Sonat Tower
                                        1900 Fifth Avenue North
                                        Birmingham, Alabama 35203

Herbert A. Sklenar                      Chairman Emeritus
Director                                Vulcan Materials Company
                                        Two Metroplex Drive
                                        Birmingham, Alabama 35209

Michael C. Baker                        None
Senior Executive Vice President

O.B. Grayson Hall, Jr.                  None
Executive Vice President

David B. Edmonds                        None
Executive Vice President

Sloan D. Gibson, IV                     None
Senior Executive Vice President
and Chief Financial Officer

W. Charles Mayer, III                   None
Senior Executive Vice President

Candice W. Rogers                       None
Senior Executive Vice President

E.W. Stephenson, Jr.                    None
Senior Executive Vice President

Alfred W. Swan, Jr.                     None
Senior Executive Vice President

Stephen A. Yoder                        None
Executive Vice President
and General Counsel

ROCKHAVEN

         Rockhaven Asset Management, LLC ("Rockhaven") is the sub-advisor of the AmSouth Equity Income Fund. Rockhaven is jointly owned by Christopher H. Wiles (50%) and

AmSouth Bank (50%), and is headquartered in Pittsburgh, Pennsylvania.
As of March 1, 1998, the AmSouth Equity Income Fund is by far the predominate client of Rockhaven. In the future, Rockhaven intends to advise on other mutual funds and separate accounts.

         Set forth below is information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation of AmSouth Bank) in which each director or senior officer of the Registrant's sub-advisor is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with            Other business, profession,
Rockhaven Asset Management        vocation, or employment
--------------------------        -----------------------

Christopher H. Wiles              Prior to February 7, 1997, Senior Vice
President and Chief Investment    President, Federated Investors, Pittsburgh, PA
Officer and Managing Partner

Michael C. Baker                  Senior Executive Vice President, AmSouth
Managing Partner                  Bank, Birmingham, Alabama


PEACHTREE

         Peachtree Asset Management ("Peachtree") is the sub-adviser of the AmSouth Capital Growth Fund. Peachtree is a division of Smith Barney Mutual Funds Management Inc. ("SBMFM"), a wholly-owned subsidiary of Smith Barney Holdings, Inc., which in turn is a wholly-owned subsidiary of Travelers Group Inc. Peachtree has performed advisory services since 1994 for institutional clients, and has its principal offices at 303 Peachtree Street, N.E., Atlanta, GA 30308. SBMFM and its predecessors have been providing investment advisory services to mutual funds since 1968. As of February 28, 1998, SBMFM had aggregate assets under management of approximately $100 billion.

         Set forth below is information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation) in which each director or senior officer of the Registrant's sub- advisor is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with            Other business, profession,
Peachtree Asset Management        vocation, or employment
--------------------------        -----------------------


Lamond Godwin                     N/A
Chairman & CEO

Dennis A. Johnson                      N/A
President & Chief Investment Officer

SAWGRASS

         Sawgrass Asset Management, LLC ("Sawgrass") serves as the investment sub-advisor to the AmSouth Small Cap Fund. Sawgrass is 50% owned by AmSouth and 50% owned by Sawgrass Asset Management, Inc. Sawgrass Asset Management, Inc. is controlled by Mr. Dean McQuiddy, Mr. Brian Monroe and Mr. Andrew Cantor. Sawgrass was organized in January, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 4337 Pablo Oaks Court, Jacksonville, FL 32224.

         Set forth below is information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation of AmSouth Bank) in which each director or senior officer of the Registrant's sub-advisor is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with                 Other business, profession,
Sawgrass Asset Management, LLC         vocation or employment
------------------------------         ----------------------

Dean E. McQuiddy, Principal            Barnett Capital Advisors

Andrew M. Cantor, Principal            Barnett Capital Advisors

Brian K. Monroe, Principal             Barnett Asset Management

OAKBROOK

         OakBrook Investments, LLC ("OakBrook") serves as the investment sub-advisor to the AmSouth Enhanced Market Fund and the AmSouth Large Cap Growth Fund. OakBrook is 50% owned by AmSouth Bank and 50% jointly owned by Neil Wright, Janna Sampson and Peter Jankovskis. OakBrook was organized in February, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 701 Warrenville Road, Suite 135, Lisle, IL 60532.

         Set forth below is information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation of AmSouth Bank) in which each director or senior officer of the Registrant's sub-advisor is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with                 Other business, profession,
OakBrook Investments, LLC              vocation or employment
-------------------------              ----------------------

Neil R. Wright                         Prior to 1/1/98, Chief Investment
                                       Officer, ANB Investment Management &
                                       Trust Co.; 1/1/98 -2/25/98, Northern
                                       Trust Quantitative Advisors, Inc.

Janna L. Sampson                       Prior to 1/1/98, Senior Portfolio
                                       Manager, ANB Investment Management &
                                       Trust Co.; 1/1/98 - 2/25/98, Northern
                                       Trust Quantitative Advisors, Inc.

Peter M. Jankovskis                    Prior to 1/1/98, Manager of Research,
                                       ANB Investment Management & Trust Co.;
                                       1/1/98 -2/25/98, Northern Trust
                                       Quantitative Advisors, Inc.


Item 29.    PRINCIPAL UNDERWRITER.


         (a) BISYS Fund Services Limited Partnership ("BISYS Fund Services") acts as distributor for the Registrant. BISYS Fund Services also distributes the securities of American Performance Funds, The ARCH Fund, Inc., The BB&T Mutual Funds Group, The Coventry Group, The Empire Builder Tax Free Bond Fund, ESC Strategic Funds, Inc., The Eureka Funds, Fountain Square Funds, Hirtle Callaghan Trust, HSBC Family of Funds, The Infinity Mutual Funds, Inc., INTRUST Funds Trust, The Kent Funds, Magna Funds, Meyers Investment Trust, MMA Praxis Mutual Funds, M.S.D.&T. Funds, Pacific Capital Funds, Parkstone Group of Funds, The Parkstone Advantage Fund, Pegasus Funds, The Republic Funds Trust, The Republic Advisors Funds Trust, The Riverfront Funds, Inc., SBSF Funds, Inc. dba Key Mutual Funds, Sefton Funds, The Sessions Group, Summit Investment Trust, Variable Insurance Funds, The Victory Portfolios, The Victory Variable Funds, and Vintage Mutual Funds, Inc. each of which is a management investment company. The parent of BISYS Fund Services is The BISYS Group, Inc.


         (b) Partners of BISYS Fund Services as of the date of this filing are as follows:

                                   Positions and Offices with    Positions and
Name and Principal                 BISYS Fund Services,          Offices with
Business Addresses                 Limited Partnership           The Registrant
------------------                 -------------------           --------------


BISYS Fund Services                Sole General                  None
  Limited Partnership                Partner
3435 Stelzer Road
Columbus, OH  43219

WC Subsidiary                      Sole Limited                  None
  Corporation                        Partner
150 Clove Road
Little Falls, NJ 07424

The BISYS Group, Inc.              Sole Shareholder              None
150 Clove Road
Little Falls, NJ  07424

Item 30.    LOCATION OF ACCOUNTS AND RECORDS

            Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are as follows:

            (1)      AmSouth Mutual Funds
                     3435 Stelzer Road
                     Columbus, Ohio  43219
                     Attention:  Secretary
                     (Registrant)

            (2)      AmSouth Bank
                     1901 Sixth Avenue - North
                     Birmingham, Alabama  35203
                     Attention:  Trust Investments
                     (Investment Advisor and Custodian)


            (3)      BISYS Fund Services Limited Partnership
                     3435 Stelzer Road
                     Columbus, Ohio  43219
                     (Distributor)


            (4)      ASO Services Company
                     3435 Stelzer Road
                     Columbus, Ohio  43219
                     (Administrator)

            (5)      Rockhaven Asset Management, LLC
                     100 First Avenue, Suite 1050
                     Pittsburgh, Pennsylvania  15222
                     (Sub-Advisor to the Equity Income Fund)

            (6)      BISYS Fund Services, Inc.
                     3435 Stelzer Road

                     Columbus, Ohio 43219
                     (Transfer and Shareholder Servicing Agent, Provider of Fund Accounting Services)

            (7)      Peachtree Asset Management
                     A Division of Smith Barney Mutual Funds Management Inc. One Peachtree Center
                     Atlanta, Georgia  30308
                     (Sub-Advisor to the Capital Growth Fund)

            (8)      Sawgrass Asset Management, LLC
                     4337 Pablo Oaks Court
                     Jacksonville, Florida  32224
                     (Sub-Advisor to the Small Cap Fund)


            (9)      OakBrook Investments, LLC
                     701 Warrenville Road, Suite 135
                     Lisle, Illinois  60532
                     (Sub-Advisor to the Enhanced Market Fund and the Select Equity Fund)


Item 31.    MANAGEMENT SERVICES

            None.

Item 32.    UNDERTAKINGS

            The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more trustees when requested to do so by the holders of at least 10% of the outstanding voting shares of any series of the Trust and will assist in shareholder communication in connection with calling a meeting for the purpose of removing one or more trustees.

            The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 28 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on the 24 day of September, 1998.


                                               AMSOUTH MUTUAL FUNDS,
                                               Registrant

                                               */s/ George R. Landreth
                                               ---------------------------
                                                George R. Landreth
                                                Chairman


Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 28 to the Registration Statement of AmSouth Mutual Funds has been signed below by the following persons in the capacities indicated on the 24 day of September, 1998.


Signature                         Title                    Date
---------                         -----                    ----


*/s/ George R. Landreth           Chairman                 September 24, 1998
 ----------------------
George R. Landreth

*/s/ J. David Huber               Trustee                  September 24, 1998
 ------------------
 J. David Huber

*/s/ Charles L. Booth             Treasurer                September 24, 1998
 --------------------
 Charles L. Booth

*/s/ James H. Woodward, Jr.       Trustee                  September 24, 1998
 --------------------------
 James H. Woodward, Jr.

*/s/ Homer H. Turner, Jr.         Trustee                  September 24, 1998
 ------------------------
 Homer H. Turner, Jr.

*/s/ Wendell D. Cleaver           Trustee                  September 24, 1998
 ------------------------
 Wendell D. Cleaver

*/s/ Dick D. Briggs, Jr.          Trustee                  September 24, 1998
 --------------------------
 Dick D. Briggs, Jr.

* By /s/ Alan G. Priest                                    September 24, 1998
     ----------------------
       Alan G. Priest,
       Attorney-in-fact, pursuant to Powers of Attorney filed herewith

                                POWER OF ATTORNEY
                                -----------------


         Dick D. Briggs, Jr. whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Dick D. Briggs, Jr. and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   12 October 1993                        /s/ Dick D. Briggs, Jr.
      ----------------------------------        -----------------------
                                                Dick D. Briggs, Jr.

                                POWER OF ATTORNEY
                                -----------------


         Wendell D. Cleaver whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Wendell D. Cleaver and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   October 7, 1993                       /s/ Wendell Cleaver
         ---------------------                 -------------------------
                                               Wendell D. Cleaver

                                POWER OF ATTORNEY
                                -----------------

         J. David Huber whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee J. David Huber and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   9/25/92                              /s/ J. David Huber
         ----------------------               ----------------------------
                                              J. David Huber

                                POWER OF ATTORNEY
                                -----------------


         George R. Landreth whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Maryellen M. Lundquist, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee George R. Landreth and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   6/10/97                               /s/ George R. Landreth
         ---------------------                 -----------------------------
                                               George R. Landreth

                                POWER OF ATTORNEY
                                -----------------


         James H. Woodward, Jr. whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee James H. Woodward, Jr. and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   9/25/92                                   /s/ James H. Woodward, Jr.
      -----------------------                      --------------------------
                                                   James H. Woodward, Jr.

                                POWER OF ATTORNEY
                                -----------------


         Homer H. Turner, Jr. whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Homer H. Turner, Jr. and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   September 25, 1992                          /s/ Homer H. Turner, Jr.
      --------------------------                     ------------------------
                                                     Homer H. Turner, Jr.

                                POWER OF ATTORNEY
                                -----------------


         Charles L. Booth, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Maryellen M. Lundquist, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:  February 26, 1998                           /s/ Charles Booth
        -------------------------                   -----------------------
                                                    Charles Booth

                                 EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION                              PAGE
-----------                       -----------                              ----



    5(c)    Form of Amended Schedule A to the Investment Advisory Agreement

    5(i) Investment Sub-Advisory Agreement between AmSouth Bank and OakBrook Investments, LLC

    6(b)    Form of Amended Schedules A, B, C and D to the Distribution
            Agreement

    8(b)    Form of Amended Schedule A to the Custodian Agreement

    9(b)    Form of Amended Schedule A to the Management and Administration
            Agreement

    9(d) Form of Schedules A and B to the Sub-Administration Agreement between ASO Services Company and AmSouth Bank

    9(f) Form of Schedules A and B to the Sub-Administration Agreement between ASO Services Company and BISYS Fund Services
            Limited Partnership

    9(h) Form of Amended Schedules A and D to the Transfer Agency and Shareholder Services Agreement


   10       Opinion of Ropes & Gray


   11(a)    Consent of PricewaterhouseCoopers L.L.P.


   11(b)    Consent of Ropes & Gray


   18(b)    Amended Schedule I to the Multiple Class Plan

   18(e)    Amended Schedule I to the Shareholder Servicing Plan

   27       Financial Data Schedules

   27(a)    Financial Data Schedule for the Classic Shares of the
            AmSouth Municipal Bond Fund

   27(b)    Financial Data Schedule for the Premier Shares of the
            AmSouth Municipal Bond Fund

EXHIBIT NO.                       DESCRIPTION                              PAGE
-----------                       -----------                              ----



   27(c)    Financial Data Schedule for the Class B Shares of the
            AmSouth Capital Growth Fund

   27(d)    Financial Data Schedule for the Classic Shares of the
            AmSouth Capital Growth Fund

   27(e)    Financial Data Schedule for the Premier Shares of the
            AmSouth Capital Growth Fund

   27(f)    Financial Data Schedule for the Classic Shares of the
            AmSouth Florida Tax-Free Fund

   27(g)    Financial Data Schedule for the Premier Shares of the
            AmSouth Florida Tax-Free Fund

   27(h)    Financial Data Schedule for the Classic Shares of the
            AmSouth Prime Obligations Fund

   27(i)    Financial Data Schedule for the Premier Shares of the
            AmSouth Prime Obligations Fund

   27(j)    Financial Data Schedule for the Class B Shares of the
            AmSouth Prime Obligations Fund

   27(k)    Financial Data Schedule for the Classic Shares of the
            AmSouth Equity Income Fund is filed herewith.

   27(l)    Financial Data Schedule for the Premier Shares of the
            AmSouth Equity Income Fund

   27(m)    Financial Data Schedule for the Class B Shares of the
            AmSouth Equity Income Fund

   27(n)    Financial Data Schedule for the Classic Shares of the
            AmSouth U.S. Treasury Fund

   27(o)    Financial Data Schedule for the Premier Shares of the
            AmSouth U.S. Treasury Fund

EXHIBIT NO.                       DESCRIPTION                              PAGE
-----------                       -----------                              ----


   27(p)    Financial Data Schedule for the Classic Shares of the
            AmSouth Bond Fund

   27(q)    Financial Data Schedule for the Premier Shares of the
            AmSouth Bond Fund

   27(r)    Financial Data Schedule for the Class B Shares of the
            AmSouth Bond Fund

   27(s)    Financial Data Schedule for the Classic Shares of the
            AmSouth Regional Equity Fund

   27(t)    Financial Data Schedule for the Premier Shares of the
            AmSouth Regional Equity Fund

   27(u) Financial Data Schedule for the Class B of the AmSouth Regional Equity Fund

   27(v)    Financial Data Schedule for the Classic Shares of the
            AmSouth Tax Exempt Fund

   27(w)    Financial Data Schedule for the Premier Shares of the
            AmSouth Tax Exempt Fund

   27(x)    Financial Data Schedule for the Classic Shares of the
            AmSouth Balanced Fund

   27(y)    Financial Data Schedule for the Premier Shares of the
            AmSouth Balanced Fund

   27(z)    Financial Data Schedule for the Class B of the AmSouth
            Balanced Fund

   27(aa)   Financial Data Schedule for the Classic Shares of the
            AmSouth Government Income Fund

   27(bb)   Financial Data Schedule for the Premier Shares of the
            AmSouth Government Income Fund

EXHIBIT NO.                       DESCRIPTION                              PAGE
-----------                       -----------                              ----


   27(cc)   Financial Data Schedule for the Classic Shares of the
            AmSouth Equity Fund

   27(dd)   Financial Data Schedule for the Premier Shares of the
            AmSouth Equity Fund

   27(ee)   Financial Data Schedule for the Class B Shares of the
            AmSouth Equity Fund

   27(ff)   Financial Data Schedule for the Classic Shares of the
            AmSouth Small Cap Fund

   27(gg)   Financial Data Schedule for the Premier Shares of the
            AmSouth Small Cap Fund

   27(hh)   Financial Data Schedule for the Class B Shares of the
            AmSouth Small Cap Fund

   27(ii)   Financial Data Schedule for the Classic Shares of the
            AmSouth Limited Maturity Fund

   27(jj)   Financial Data Schedule for the Premier Shares of the
            AmSouth Limited Maturity Fund